UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-04615

HARTFORD HLS SERIES FUND II, INC.

(Exact name of registrant as specified in charter)

5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087

(Address of Principal Executive Offices) (Zip Code)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radnor Corporate Center, Suite 300

100 Matsonford Road

Radnor, Pennsylvania 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (610) 386-4068

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F. Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

A MESSAGE FROM THE PRESIDENT

Dear Fellow Shareholders:

Thank you for investing in Hartford HLS Funds.

Market Review

The now six-year-old bull market in equities continued through the six months ended June 30, 2015, the period of this report, after the S&P 500 notched its sixth-consecutive calendar year of positive returns in 2014. From its financial-crisis low in March 2009, the S&P 500 Index1 has grown more than 200%.

Returns have been modest so far in 2015, with the S&P 500 Index gaining 1.23% through June, yet the Index generally managed to stay in positive territory during the period.

A stronger U.S. dollar, a result of divergent domestic and foreign central-bank policies, and cheaper oil due to a supply glut unmatched by demand were market drivers during the period.

In addition, central banks around the globe continued to play an important role in influencing investor behavior and market movement.

On the domestic front, the U.S. Federal Reserve (Fed) ended its bond-buying quantitative-easing (QE) program in late 2014. Now, investor focus is centered on Fed meetings to determine the timeline for future rate hikes, which is dependent on the rate of economic growth, employment rates, and inflation expectations. Currently, Fed guidance suggests that rate increases are expected to take place in late 2015. When the Fed begins to raise rates, the shift is likely to be felt by fixed-income investors in particular, as bonds are generally more sensitive to shifting rates than equities.

Though QE ended in the U.S., it is still in use overseas. The Bank of Japan ramped up its existing QE program to stimulate growth by increasing the amount of purchases in its bond-buying program. The European Central Bank started its own program of bond purchases in early 2015 to lower borrowing costs in hopes of stimulating the sluggish economies in the eurozone.

As we enter the second half of the year, the continuing role of central banks and macroeconomic events in financial markets serves as an important reminder to maintain a strong relationship with a financial advisor who can help guide you through shifting markets with confidence. Whether you’re seeking growth, income, or a way to mitigate volatility with your investments, your financial advisor can help you find a fit within our family of more than 45 mutual funds that were designed with you, and your investment goals, in mind.

Thank you again for investing with Hartford HLS Funds.

James Davey

President

Hartford HLS Funds

[1]	The S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

Hartford HLS Funds

The views expressed in each Fund’s Manager Discussion under “Why did the Fund perform this way?” and “What is the outlook?” are views of the Fund’s sub-adviser and portfolio management team through the end of the period and are subject to change based on market and other conditions. Each Fund’s Manager Discussion is for informational purposes only and does not represent an offer, recommendation or solicitation to buy, hold or sell any security. The specific securities identified and described, if any, do not represent all of the securities purchased or sold and you should not assume that investments in the securities identified and discussed will be profitable.

Hartford Balanced HLS Fund inception 03/31/1983

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Balanced IA	1.22%	4.90%	12.42%	6.80%
Balanced IB	1.09%	4.66%	12.14%	6.53%
Balanced HLS Fund Blended Index	0.74%	5.14%	11.66%	6.62%
Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index	0.01%	0.02%	0.08%	1.42%
Barclays Government/Credit Bond Index	-0.30%	1.69%	3.52%	4.38%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Balanced HLS Fund Blended Index is calculated by Hartford Funds Management Company, LLC and represents the weighted return of 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar denominated U.S. Treasury bills publicly issued in the U.S. domestic markets with maturities of 90 days or less that assumes reinvestment of all income.

Barclays Government/Credit Bond Index is an unmanaged, market-value-weighted index of all debt obligations of the U.S. Treasury and U.S. Government agencies (excluding mortgaged-backed securities) and of all publicly-issued fixed-rate, nonconvertible, investment grade domestic corporate debt.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

2

Hartford Balanced HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

John C. Keogh

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Michael E. Stack, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Balanced HLS Fund returned 1.22% for the six-month period ended June 30, 2015, outperforming the Fund’s blended benchmark, 60% S&P 500 Index, 35% Barclays Government/Credit Bond Index, and 5% Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index, which returned 0.74% for the same period. The S&P 500, Barclays Government/Credit Bond, and Bank of America Merrill Lynch 3-Month U.S. Treasury Bill indices returned 1.23%, -0.30% and 0.01%, respectively. The Fund also underperformed the 1.63% average return of the Lipper Mixed-Asset Target Allocation Growth Funds peer group, a group of funds that hold between 60%-80% in equity securities, with the remainder invested in bonds, cash, and cash equivalents.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the U.S. Federal Reserve (Fed). Within the S&P 500 Index, five of the ten sectors posted positive gains. Healthcare (+10%), Consumer Discretionary (+7%), and Telecommunication Services (+3%) posted the largest gains while Utilities (-11%), Energy (-5%), and Industrials (-3%) lagged the broader index.

Fixed income markets were volatile over the six-month period as investors grappled with a mixed global economic backdrop, accommodative monetary policies, and the increased risk of a Greek exit from the Eurozone. Meanwhile, oil prices stabilized in the second quarter, having rebounded from record lows at the start of the year. After declining in the first quarter, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone. Global deflation fears eased, and the Fed appeared on track to raise rates later this year. Greece took center stage at the end of the period after debt negotiations broke down and the country defaulted on its payment to the International Monetary Fund, triggering a risk-off tone throughout global financial markets. Most global government bond yields were up over the six-month period and yield curves generally steepened led by the long-end of the curve. Absolute returns across the major fixed income sectors were mixed, with some sectors posting negative absolute returns amid rising interest rates. Spreads in the higher beta credit sectors like high yield and bank loans tightened, while investment grade corporate spreads widened. The Barclays Government/Credit Bond Index returned -0.30% for the period.

The Fund has three primary levers to generate investment performance: equity investments, fixed income investments, and asset allocation among stocks, bonds, and cash. During the period, the equity portion of the Fund outperformed the S&P 500 Index and the fixed income portion of the Fund slightly outperformed the Barclays Government/Credit Bond Index. Asset allocation had neutral impact during the period. The Fund was generally overweight equities and underweight fixed income and cash relative to the Barclays Government/Credit Bond Index.

Equity outperformance versus the S&P 500 Index was driven primarily by security selection. Selection was strongest in Consumer staples, Financials, and Utilities; this was partially offset by negative selection in Healthcare and Consumer Discretionary. Sector allocation, which is a result of our bottom-up stock selection process, contributed to performance relative to the S&P 500 Index over the period. An overweight to Healthcare and an underweight to Utilities aided results, while an underweight to Consumer Discretionary detracted during the period.

Top contributors to relative performance in the equity portion of the Fund during the period were Kraft Foods (Consumer Staples), Procter & Gamble (Consumer Staples), and Analog Devices (Information Technology). Kraft Foods, a packaged food company, outperformed following the news that the company would merge with Heinz in a deal led by 3G Capital and Berkshire Hathaway.

Not owning benchmark constituent Procter & Gamble, a U.S.-based global leader focused on providing consumer packaged goods, contributed to benchmark-relative results. The company’s stock declined due to weakness attributable to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult.

3

Hartford Balanced HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Shares of Analog Devices, an analog semiconductor company focused on industrial, communications, and automotive end markets, rose after the company reported strong earnings that beat expectations on favorable revenue results from its industrial, auto, and consumer verticals. The Fund’s holdings in Apple (Information Technology) and Gilead Sciences (Healthcare) also contributed on an absolute basis.

Stocks that detracted the most from relative returns in the equity portion of the Fund during the period were Amazon.com (Consumer Discretionary), EMC (Information Technology), and Intel (Information Technology). Shares of Amazon.com, a U.S.-based global ecommerce company, rose after the company reported better-than-expected first-quarter results, particularly in Amazon Web Services (AMZ), the company’s cloud computing platform. Not owning benchmark constituent Amazon.com detracted from benchmark-relative results. Shares of EMC, the largest data storage provider in the U.S., fell due to concerns over potentially increasing competitive challenges. Shares of Intel, a U.S.-based designer and manufacturer of chips for PCs and servers with a growth strategy in mobile handsets, tablets, and the Internet of Things, fell as a result of a slowdown in demand for business desktop PCs, lower inventory levels in the PC supply chain, and negative macro and a strengthening U.S. Dollar negatively affecting exports in Europe. Union Pacific (Industrials) also detracted from absolute results during the period.

Outperformance of the fixed income portion of the Fund relative to the Barclays Government/Credit Bond Index during the period was driven by security selection in investment grade credit, particularly within Industrials. Out-of-benchmark allocations to Asset Backed Securities (ABS) and Commercial Mortgage Backed Securities (CMBS) also contributed to relative returns during the period. The Fund’s duration and yield curve positioning detracted from results relative to the Barclays Government/Credit Bond Index due to our overweight to 30-year portion of the curve, as long rates rose over the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Looking forward to the second half of 2015, we perceive increased geopolitical uncertainty globally, with Greece and China being key recent examples. While we believe that conditions within the U.S. have been tracking positively, we remain diligent in applying our process to seek to find what we believe are quality companies with a combination of superior total return potential, stable dividends, and discounted valuations. We are monitoring developments and focusing on company specific catalysts as a basis for each position and believe our portfolio holdings are balanced and well-positioned to weather uncertainty in the markets. Healthcare and Industrials represented our largest sector overweight and underweight, respectively, in the equity portion of the Fund at the end of the period.

On the fixed income side we ended the period with a moderate bias towards economically sensitive securities, continuing to favor financial issuers within investment grade credit. Relative to the Barclays Government/Credit Bond Index, we continued to hold out-of-benchmark allocations to agency Mortgage Backed Security (MBS), CMBS, and ABS.

At the end of the period, the Fund’s equity exposure was at 64%, compared to 60% in the S&P 500 Index and at the upper end of the Fund’s 50-70% normal range.

Diversification by Security Type

as of June 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	64.0%
Preferred Stocks	0.4

Total	64.4%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	1.6%
Corporate Bonds	14.2
Foreign Government Obligations	0.1
Municipal Bonds	1.2
U.S. Government Agencies	1.5
U.S. Government Securities	15.4

Total	34.0%

Short-Term Investments	1.8
Other Assets & Liabilities	(0.2)

Total	100.0%

Credit Exposure

as of June 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	18.0%
Aa / AA	3.3
A	7.1
Baa / BBB	5.1
Not Rated	0.5
Non-Debt Securities and Other Short-Term Instruments	66.2
Other Assets & Liabilities	(0.2)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

4

Hartford Capital Appreciation HLS Fund inception 04/02/1984

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Capital Appreciation IA	4.13%	5.85%	15.82%	9.11%
Capital Appreciation IB	4.00%	5.59%	15.53%	8.84%
Capital Appreciation IC	3.87%	5.33%	15.24%	8.57%
Russell 3000 Index	1.94%	7.29%	17.54%	8.15%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.66%, 0.91% and 1.16%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

5

Hartford Capital Appreciation HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Kent M. Stahl, CFA

Senior Managing Director, Director of Investments and Risk Management

Wellington Management Company LLP

Gregg R. Thomas, CFA

Senior Managing Director, Director of Risk Management

Wellington Management Company LLP

Saul J. Pannell, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Francis J. Boggan, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Nicolas M. Choumenkovitch

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Peter I. Higgins, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Philip W. Ruedi, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

David W. Palmer, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Capital Appreciation HLS Fund returned 4.13% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmarks, the Russell 3000 Index and the S&P 500 Index, which returned 1.94% and 1.23%, respectively, for the same period. The Fund also outperformed the 1.87% average return of the Lipper Multi-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings and valuation concerns weighed on investors’ minds. However, risk appetites increased after the

6

Hartford Capital Appreciation HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed.

Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks. Within the Russell 3000 Index, six of ten sectors posted positive gains. Healthcare (+12%), Consumer Discretionary (+6%), and Telecommunication Services (+4%) led the index higher while Utilities (-11%), Energy (-4%), and Industrials (-2%) lagged on a relative basis.

The Fund outperformed the Russell 3000 Index due to security selection and sector allocation. Security selection was strongest within the Financials, Consumer Staples, and Energy sectors. This was partially offset by weak selection within the Consumer Discretionary and Industrials sectors. Sector allocation, a result of our bottom-up security selection process, also contributed to performance relative to the Russell 3000 Index during the period. An overweight to the Healthcare sector and an underweight to the Utilities sector contributed to returns relative to the Russell 3000 Index, which was partially offset by an underweight to Telecommunication Services.

The top contributors to performance relative to the Russell 3000 Index during the period included Bristol-Myers (Healthcare), NXP Semiconductors (Information technology) and Activision Blizzard (Information technology). Shares of Bristol-Myers, a U.S.-based pharmaceutical company, rose during the period due to reports of promising clinical trial data for skin cancer drug Opdivo (nivolumab), along with a positive U.S. Food and Drug Administration (FDA) announcement, sending the stock price higher. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, outperformed following the announcement of a synergistic merger with semiconductor company Freescale, which would make the combined company one of the largest firms in the industry. Shares of Activision Blizzard, a U.S.-based electronic entertainment company, outperformed after it beat earnings forecasts. Apple (Information technology) and Amazon.com (Consumer Discretionary) were among top absolute contributors during the period.

The largest detractors from returns relative to the Russell 3000 Index over the period were Micron Technology (Information technology), Hertz Global Holding (Industrials), and Applied Materials (Information

technology). Shares of Micron Technology, a semiconductor manufacturer specializing in NAND Flash, DRAM, and NOR Flash memory devices, fell amid investor concerns about demand and pricing in the PC market. Hertz Global Holding, a U.S.-based global car and equipment rental company, fell after the current year earnings consensus moved lower over the period. Shares of Applied Materials, a U.S.-based manufacturer of equipment and software for the semiconductor industry underperformed after the company announced the termination of its $9.4 billion acquisition of Tokyo Electron Ltd. after facing a regulatory obstruction. Intel (Information technology) was among top absolute detractors during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe that the U.S. is still on a self-sustaining path to recovery. We believe economic fundamentals continue to strengthen and the growth outlook remains positive. We believe that recent events in Greece along with an expected hike in rates by the Fed should not derail the positive momentum we have seen over the last several quarters. While we believe equity valuations remain stretched, we are not overly concerned at this point. We believe that potential continued improvement in economic fundamentals should support equity valuations.

As a result of our bottom-up investment process, at the end of the period the Fund was most overweight the Information technology, Healthcare, and Consumer Discretionary sectors relative to the Russell 3000 Index. The Fund was most underweight the Consumer Staples, Energy, and Utilities sectors at the end of the period relative to the Russell 3000 Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.5%
Consumer Staples	4.0
Energy	4.7
Financials	16.9
Health Care	19.0
Industrials	9.9
Information Technology	22.9
Materials	2.7
Telecommunication Services	0.6
Utilities	1.4

Total	98.6%

Short-Term Investments	1.7
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

7

Hartford Disciplined Equity HLS Fund inception 05/29/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Disciplined Equity IA	4.67%	13.68%	19.45%	8.53%
Disciplined Equity IB	4.60%	13.43%	19.16%	8.26%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

8

Hartford Disciplined Equity HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Disciplined Equity HLS Fund returned 4.67% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmark, the S&P 500 Index, which returned 1.23% for the same period. The Fund also outperformed the 1.00% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition activity (M&A), a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small-cap stocks (+5%) and mid-cap stocks (+4%) outperformed large-cap stocks (+1%), as represented by the Russell 2000, S&P MidCap 400, and S&P 500 Indices respectively. During the six-month period, five of the ten sectors within the S&P 500 Index posted positive returns, led by Healthcare (+10%), Consumer Discretionary (+7%), and Telecommunication Services (+3%).

The Fund outperformed the S&P 500 Index during the period primarily due to strong security selection. Strong selection within

Consumer Staples, Healthcare, and Industrials more than offset weaker selection within Consumer Discretionary. Sector allocation, which is a fallout of our bottom-up stock selection process, also contributed to relative returns during the period. An overweight allocation to the Healthcare sector and an underweight allocation to the Energy sector more than offset the negative impact from an overweight to the Utilities sector.

The largest contributors to performance relative to the S&P 500 Index over the period were Aetna (Healthcare), Omnicare (Healthcare), and Coty (Consumer Staples). Shares of Aetna, a U.S.-based diversified health care company, rose during the period amid speculation that Aetna would acquire Humana. Earlier speculation that United Healthcare would acquire Aetna also positively affected the stock price, but that proved to be untrue. Shares of Omnicare, a U.S.-based healthcare services company offering long term and specialty care services, rose during the period after it was announced the company was going to be acquired by CVS. Shares of Coty, a U.S.-based cosmetics and personal care company, rose during the period on news that it reached an agreement with Proctor & Gamble (PG) to acquire PG’s fragrance, color cosmetics, and hair products business, a move viewed favorably by the market. Owning Eli Lily (Healthcare), a U.S.-based drug manufacturing business, also contributed to absolute returns during the period.

The largest detractors from performance relative to the S&P 500 Index over the period were Ralph Lauren (Consumer Discretionary), Amazon.com (Consumer Discretionary), and PVH (Consumer Discretionary). Shares of Ralph Lauren, a U.S.-based producer of apparel, accessories, fragrances, and home furnishings, fell during the period after the company lowered its fiscal-year 2015 revenues guidance. Shares of Amazon.com, a U.S.-based global ecommerce company, rose during the period, due largely to better-than-expected first-quarter results, particularly in Amazon Web Services, the company’s cloud computing program. Not owning the strong performing benchmark constituent detracted from relative returns during the period. Shares of PVH, a U.S.-based global apparel company, underperformed during the period due to worries about foreign currency translation amid the strong U.S. dollar. The company generates approximately 45% of revenue and 55% of profits outside of the U.S. so the strength of the dollar weighed on performance. Chevron (Energy), a U.S.-based integrated oil and gas company, also detracted on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

9

Hartford Disciplined Equity HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

What is the outlook?

We believe we are still in a period of moderate global economic growth and the U.S. expansion is increasingly driven by domestic factors. Consumption and housing are two key growth drivers of the U.S. economy. Real disposable income is growing around 4%, allowing a 3% consumption increase, even giving households some additional room to repair their balance sheets. The housing recovery is helped by demographic factors. We believe household formation is picking up, with the younger cohorts seeing some of the strongest employment gains. On the investment side, the decline in oil rigs appears to be nearing its end, reducing a drag on the economy in the earlier part of the year.

The second quarter of 2015 should mark the bottom of inflation, which appears to be a prerequisite for the Fed to start the rate normalization process later this year. There is now mounting evidence that wages are responding to an improving labor market, which may give the Fed the confidence that the U.S. economy is now on a sustainable expansion path. We believe the Fed will naturally remain sensitive to the financial and economic ramifications of the Greece crisis.

Overall, we continue to find what we consider to be attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends which may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process build a portfolio where stock selection is designed to be the primary driver of performance relative to the S&P 500 Index. Based on individual stock decisions, the Fund ended the period most overweight the Healthcare, Consumer Staples, and Utilities sectors, and most underweight Financials, Energy, and Telecommunication Services relative to the S&P 500 Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.9%
Consumer Staples	13.7
Energy	4.7
Financials	11.4
Health Care	21.5
Industrials	8.2
Information Technology	18.9
Materials	3.4
Utilities	4.1

Total	98.8%

Short-Term Investments	1.2
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

10

Hartford Dividend and Growth HLS Fund inception 03/09/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a high level of current income consistent with growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Dividend and Growth IA	-0.04%	4.42%	15.92%	8.56%
Dividend and Growth IB	-0.15%	4.18%	15.63%	8.29%
Russell 1000 Value Index	-0.61%	4.13%	16.50%	7.05%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.67% and 0.92%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

11

Hartford Dividend and Growth HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Edward P. Bousa, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Donald J. Kilbride

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew G. Baker

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Dividend and Growth HLS Fund returned -0.04% for the six-month period ended June 30, 2015, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 1.23% for the same period. The Fund outperformed the Russell 1000 Value Index, which returned -0.61% for the same period. The Fund also outperformed the -0.49% average return of the Lipper Equity Income Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small-cap stocks (+5%) and mid-cap stocks (+4%) outperformed large-cap stocks

(+1%), as represented by the Russell 2000, the S&P MidCap 400, and the S&P 500, indices respectively. During the six-month period five of the ten sectors within the S&P 500 Index posted positive returns, led by Healthcare (+10%), Consumer Discretionary (+7%), and Telecommunication Services (+3%).

Security selection was the primary detractor from returns relative to the S&P 500 Index during the period. Weak selection within Healthcare, Consumer Discretionary, and Energy was only partially offset by strong selection within Financials and Industrials. Sector allocation, a result of our bottom up stock selection process, also detracted from relative returns during the period. An underweight to the Consumer Discretionary sector and an overweight to the Industrials sector offset the positive impact of an overweight to the Healthcare sector and an underweight to the Consumer Staples sector.

The Fund’s top detractors from returns relative to the S&P 500 Index were Amazon.com (Consumer Discretionary), Apple (Information Technology), and ACE (Financials). Shares of Amazon.com, a U.S.-based global ecommerce company, rose during the period, due largely to better-than-expected first-quarter results, particularly in Amazon Web Services, the company’s cloud computing program. Not owning the strong performing benchmark constituent detracted from relative returns during the period. Shares of Apple, a U.S.-based designer and manufacturer of consumer electronics, software, and computers, rose during the period after the company reported record numbers due to better than expected revenue and an increase in gross margins. Our underweight position in the strong performing S&P 500 Index constituent detracted from relative returns. Shares of ACE, a U.S.-based global insurance and reinsurance organization, fell during the period after reporting weak first quarter earnings. The company reported weaker than expected earnings per share due to the impact of a strong U.S. dollar. Intel (Information Technology) and Chevron (Energy) also detracted from absolute returns.

The Fund’s top contributors to performance relative to the S&P 500 Index during the period were Eli Lily (Healthcare), Celanese (Materials), and Equifax (Industrials). Shares of Eli Lily, a U.S.-based company engaged in the drug manufacturing business, rose during

12

Hartford Dividend and Growth HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

the period as investors anticipated the company would announce positive long-term data on its Alzheimer’s drug. Shares of Celanese, a U.S.-based integrated producer of chemicals and advanced materials, rose during the period as the company reported better than expected earnings and raised guidance, citing improved productivity and lower costs. Shares of Equifax, a U.S.-based provider of information solutions and human resources business process outsourcing services, rose during the period after the company announced second quarter earnings estimates which were around analysts’ expectations. Investors viewed this news favorably and the stock rose as a result. Apple (Information Technology) and UnitedHealth Group (Healthcare) were among the top contributors to absolute performance.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe we are well positioned for what we view as a tepid economic environment and we believe that we have a solid portfolio comprised of firms with strong management teams, good balance sheets, and a commitment to returning cash to shareholders via dividends and share repurchases. We continue to search for investment ideas that fit with our process and philosophy. We remain focused on the significance of dividends, positive capital stewardship, and franchise value. We believe we have a solid portfolio of undervalued market leaders, stocks in industries with improving supply/demand trends, and solid companies that are temporarily out of favor. At the end of the period, our largest overweights were to the Financials and Industrials sectors, while we remained underweight the Consumer Discretionary and Information Technology sectors, relative to the S&P 500 Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	6.6%
Consumer Staples	7.6
Energy	9.3
Financials	22.2
Health Care	16.4
Industrials	13.5
Information Technology	15.5
Materials	1.7
Telecommunication Services	2.5
Utilities	3.5

Total	98.8%

Short-Term Investments	0.9
Other Assets & Liabilities	0.3

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

13

Hartford Global Growth HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Global Growth IA	7.25%	9.01%	16.62%	6.77%
Global Growth IB	7.09%	8.74%	16.33%	6.50%
MSCI World Growth Index	5.21%	6.19%	14.83%	7.78%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI World Growth Index is a broad-based unmanaged market capitalization-weighted total return index which measures the performance of growth securities in 23 developed-country global equity markets including the United States, Canada, Europe, Australia, New Zealand and the Far East.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.81% and 1.06%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

14

Hartford Global Growth HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

John A. Boselli, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Matthew D. Hudson, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Global Growth HLS Fund returned 7.25% for the six-month period ended June 30, 2015, outperforming its benchmark, the MSCI World Growth Index, which returned 5.21% for the same period. The Fund also outperformed the 4.80% average return of the Lipper Global Large-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks marched on as global equities rose for the overall period as measured by the MSCI World Index. However, there was no shortage of headlines for investors to fret over: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and Greece’s future in the European Union is being questioned again. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Global equities fell modestly at the end of the period, declining for the first quarter in the past twelve quarters. In June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors broke down and Greece missed its scheduled payment due to the International Monetary Fund on June 30th. Despite the Greek default and fears of contagion to the European peripheral countries as well as a significant sell off in the Chinese equity market in June, global economic data remained constructive with continued signs of a gradual recovery in the U.S. and Europe. A continued boom in corporate takeovers also fueled bullish sentiment. Global merger and acquisition activity remained robust, with 2015 on pace to be the second-highest year of deal volume, trailing only 2007. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

For the semi-annual period, growth stocks (+5.2%) outperformed value stocks (+0.7%) as measured by the MSCI World Growth Index and the MSCI World Value Index, respectively. Within the MSCI World Growth Index, nine of ten sectors posted positive returns. Healthcare (+12%), Consumer Discretionary (+8%), and

Telecommunications Services (+6%) gained the most, while the Energy (-2%), Industrials (-1%), and Materials (-2%) sectors lagged the most on a relative basis.

The Fund’s outperformance versus the MSCI World Growth Index was driven primarily by security selection, which contributed positively to relative results within all but two sectors; selection within Consumer Staples and Financials was especially strong, more than offsetting weak selection within Energy and Utilities. Sector allocation also contributed to relative results over the period. Underweights to Industrials, Energy, and Materials offset overweights to Financials and Information Technology as well as an underweight to Consumer Discretionary which detracted from performance.

Top contributors to relative performance included Aetna (Healthcare), Largan Precision (Information Technology), and Pandora (Consumer Discretionary). Shares of Aetna, a U.S.-based diversified health care benefits company, rose amid robust mergers and acquisitions activity in the health care industry as speculation abounded that Aetna would acquire Humana, sending Aetna’s stock price higher. Aetna also benefited from earlier rumors that United Healthcare would acquire the company, although those rumors proved to be untrue. Shares of Taiwan-based Largan Precision, a manufacturer of camera lenses for smartphones, outperformed as the company continued to benefit from demand for complex lenses in camera phones. Shares of Denmark-based jewelry maker Pandora rose over the period. Pandora’s products, particularly bracelets and charms, benefited from repeat customer purchases. The company also experienced high organic revenue growth, which was driven by product expansion and store growth, particularly in underpenetrated regions. Top absolute contributors included shares of Apple (Information Technology) and Novo Nordisk (Healthcare).

The top detractors from the Fund’s relative performance were Baidu (Information Technology), Stratasys (Information Technology), and Alibaba (Information Technology). Baidu, a Chinese-language Internet search provider, underperformed due to lower than expected earnings and continued concern around its ability to crystalize margin expansion. Stratasys, a fast growing 3D printing company, accelerated its investments and pushed out its earnings model by a few years, dampening the stock price. Shares of Alibaba, a Chinese e-commerce company, declined due to the concern of more stock becoming ‘unlocked’ after the company’s initial public offering. Top absolute detractors also included American Express (Financials).

15

Hartford Global Growth HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

While global equity performance finished relatively flat in the second quarter of 2015, underneath the seemingly benign performance was volatility intra quarter as well as dispersion of returns among regions. We expect volatility to continue and that it will not be isolated to any one region. The portfolio ended the period with an overweight in its exposure to the U.S., which continues to generate the strongest growth globally. We are cognizant of potential contagion risks as the Chinese economy was already slowing and we believe this could have further negative impacts both within China and the rest of the world. We are closely monitoring developments in Europe and whether or not Greece will remain in the European Union, which may add to fears of contagion risk. While the world at large continues to experience variability, we believe that in periods without large macro dislocations, fundamental stock picking can be recognized.

Our focus remains on stock selection that is driven by bottom-up, fundamental research, diligent meetings with the managements of high quality, leading companies globally, and leveraging the deep research capabilities of our firm. At the end of the period, our largest sector overweights continued to be to the Information Technology and Financials while we were most underweight Industrials, Consumer Discretionary, and Materials, relative to the MSCI World Growth Index.

Diversification by Country

as of June 30, 2015 (Unaudited)

Country	Percentage of Net Assets
Belgium	1.6%
British Virgin Islands	0.0
China	3.9
Denmark	1.9
France	1.5
Germany	2.3
Hong Kong	1.0
India	0.5
Ireland	1.0
Israel	1.3
Italy	0.5
Japan	5.0
Netherlands	0.8
Spain	0.5
Sweden	0.7
Switzerland	5.6
Taiwan	1.4
United Kingdom	6.7
United States	62.8
Short-Term Investments	1.0
Other Assets & Liabilities	0.0

Total	100.0%

16

Hartford Growth Opportunities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Growth Opportunities IA	10.70%	18.23%	20.58%	10.60%
Growth Opportunities IB	10.57%	17.94%	20.27%	10.33%
Growth Opportunities IC	10.43%	17.66%	19.98%	10.06%
Russell 1000 Growth Index	3.96%	10.56%	18.59%	9.10%
Russell 3000 Growth Index	4.33%	10.69%	18.64%	9.17%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Class IC shares commenced operations on April 30, 2014. Class IC shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% and the administrative services fee of 0.25% applicable to Class IC shares. The performance after such date reflects actual Class IC shares performance.

Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

Russell 3000 Growth Index is an unmanaged index that measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA, Class IB and Class IC were 0.64%, 0.89% and 1.14%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

17

Hartford Growth Opportunities HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Michael T. Carmen, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director and Equity Research Analyst

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Growth Opportunities HLS Fund returned 10.70% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmarks, the Russell 3000 Growth Index and the Russell 1000 Growth Index, which returned 4.33% and 3.96%, respectively, for the same period. The Fund also outperformed the 4.70% average return of the Lipper Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Seven out of ten sectors in the Russell 3000 Growth Index rose during the period. The Healthcare (+12%), Consumer Discretionary (+8%), and Information Technology (+5%) sectors gained the most while Utilities (-10%) and Industrials (-4%) lagged on a relative basis.

Security selection was the main driver of outperformance relative to the Russell 3000 Growth Index during the period. Security selection was strongest in the Consumer Discretionary, Information Technology, and Industrials sectors. Sector allocation, a result of the bottom-up stock selection process, also contributed meaningfully to performance relative to the Russell 3000 Growth Index over the period, largely due to an overweight in Healthcare and underweight in Consumer Staples, which was only partially offset by the negative impact of an overweight to Financials.

The top contributors to performance relative to the Russell 3000 Growth Index during the period were Nomad Foods (Consumer Staples), Netflix (Consumer Discretionary), and Amazon.com (Consumer Discretionary). Shares of Nomad Foods, a UK-based special purpose acquisition company, recently completed a reverse merger of Iglo, a European frozen food company. The stock price increased once investors realized that the acquisition would generate considerable incremental earnings and free cash flow. We believe the global frozen food industry is in the early stages of consolidation, providing ample investing opportunities for the company to add value. Within the Consumer Discretionary sector, Netflix was the top contributor to relative returns over the period. The subscription-based internet streaming company had a brief period of earnings weakness that caused a bearish sentiment among investors towards the end of 2014. Relative performance has since recovered, primarily driven by a strong quarter of earnings both domestically and abroad. Shares of Amazon.com, a U.S.-based global ecommerce company, outperformed as investors reacted favorably to strong profitability and improved gross margins, sending the shares higher over the period. Apple (Information Technology) and Bristol-Myers Squibb (Healthcare) were also among other top absolute contributors to performance.

The top detractors from performance relative to the Russell 3000 Growth Index during the period included Alibaba (Information

18

Hartford Growth Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Technology), GoPro (Consumer Discretionary) and Gilead Sciences (Healthcare). Shares of Alibaba, a China-based internet company that facilitates the vast majority of ecommerce in China, decreased amidst a controversy between the company and the Chinese government. Shares of GoPro, a U.S.-based company that produces mountable and wearable cameras and accessories, declined due to stretched valuations, conservative guidance, and concerns over the expiration of the stock’s lock up period. Shares of Gilead Sciences, a research-based biopharmaceutical company that discovers, develops and commercializes innovative medicines outperformed on better-than-expected first-quarter results, highlighted by strong sales of hepatitis C drugs Sovaldi and Harvoni. Not owning this benchmark constituent detracted from returns relative to the Russell 3000 Growth Index over the period. 21st Century Fox (Consumer Discretionary) and Workday (Information Technology) were among other top detractors relative to the Russell 3000 Growth Index.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is your outlook?

We believe the portfolio is well positioned for what we view as future growth in 2015 and we believe that high quality growth companies within industries displaying positive secular growth trends will continue to be rewarded. We think the global macro environment’s impact on the U.S. economy, relatively high valuation levels, and the potential for rising domestic interest rates are all obstacles to be aware of and we will be monitoring the situation closely. While we cannot predict market outcomes, we can continue to seek to identify companies that we believe are attractively valued with accelerating revenues that we believe will add value to the portfolio in the long run.

At the end of the period, the Fund was most overweight the Information Technology and Healthcare sectors and most underweight the Consumer Staples and Materials sectors relative to the Russell 3000 Growth Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	19.1%
Consumer Staples	4.7
Financials	6.6
Health Care	23.2
Industrials	11.1
Information Technology	33.9
Materials	1.2

Total	99.8%

Short-Term Investments	1.3
Other Assets & Liabilities	(1.1)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

19

Hartford Healthcare HLS Fund inception 05/01/2000

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Healthcare IA	15.39%	30.71%	27.27%	14.41%
Healthcare IB	15.26%	30.36%	26.95%	14.12%
S&P 500 Index	1.23%	7.42%	17.34%	7.89%
S&P North American Health Care Sector Index	11.99%	27.73%	25.22%	12.49%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P 500 Index is a market capitalization-weighted price index composed of 500 widely held common stocks.

S&P North American Health Care Sector Index is a modified capitalization-weighted index based on United States headquartered health care companies. Stocks in the index are weighted such that each stock is no more than 7.5% of the market capitalization as of the most recent reconstitution date. The companies included in the index must be common stocks and be traded on the NYSE MKT LLC, Nasdaq or the New York Stock Exchange and meet certain established market capitalization levels.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.88% and 1.13%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

20

Hartford Healthcare HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Jean M. Hynes, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Ann C. Gallo

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Kirk J. Mayer, CFA

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

Robert L. Deresiewicz

Senior Managing Director and Global Industry Analyst

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Healthcare HLS Fund returned 15.39% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmark, the S&P North American Health Care Sector Index, which returned 11.99% for the same period. The Fund outperformed the S&P 500 Index, which returned 1.23% for the same period. The Fund also outperformed the 13.95% average return of the Lipper Global Health and Biotechnology peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Health care stocks (+12%) outperformed both the broader U.S. market (+1%) and the global equity market (+3%) during the period, as measured by the S&P North American Health Care Sector Index, S&P 500 Index, and the MSCI World Index, respectively. Within the S&P North American Health Care Sector Index, small-cap biopharma returned +11%, mid-cap biopharma returned +22%, and large-cap biopharma returned +10%, while medical technology returned +7% and health services returned +18%.

The Fund outperformed the S&P North American Health Care Sector Index over the period due to a combination of strong stock selection and beneficial sector allocation. Security selection contributed to relative returns due to positive stock selection across all sub-sectors. An overweight allocation to mid-cap biopharma names as well as an underweight to large-cap biopharma names contributed to relative performance, which was partially offset by an overweight to medical technology. A modest cash position in an upward trending market environment detracted from relative results during the period.

Johnson & Johnson (biopharma large-cap), Anacor Pharmaceuticals (biopharma mid-cap), and Galapagos (biopharma small-cap) contributed most to results relative to the S&P North American Health Care Sector Index over the period. Shares of Johnson & Johnson, a U.S.-based multinational medical devices, pharmaceutical and consumer packaged goods manufacturer, underperformed after the company lowered earnings guidance for 2015, reflecting further foreign exchange headwinds, dampening the stock price. Being significantly underweight to this benchmark component contributed to results relative to the S&P North American Health Care Sector Index. Shares of Anacor Pharmaceuticals, a U.S.-based biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to the recently approved (2014) topical treatment for nail fungus. Shares of Galapagos, a Belgium-based biotechnology company, rose as excitement builds for several candidates in their drug pipeline, which include treatments for rheumatoid arthritis and cystic fibrosis. Top contributors to absolute performance during the period also included Gilead Sciences (specialty pharmaceuticals) and Aetna (health care equipment & services).

Valeant (biopharma large-cap), Aerie Pharmaceutical (biopharma small-cap), and TriVascular (health care equipment & services) were the top detractors from performance relative to the S&P North American Health Care Sector Index. Shares of Valeant, a specialty pharmaceutical and medical device company, rose during the period after it was reported that the company was in talks to carry out a potential acquisition of Zoetis. Not owning the strong performing S&P North American Health Care Sector Index constituent weighed on relative returns. Shares of Aerie Pharmaceutical, a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of therapies for the treatment of patients with glaucoma, fell after the company released disappointing efficacy results from a phase 3 trial for a glaucoma treatment. Shares of TriVascular, a medical device company that develops and commercializes technologies to advance minimally invasive treatment of abdominal aortic aneurysms, fell after the management team lowered earnings guidance due to slower than expected U.S. volume growth. Top detractors from absolute performance during the period also included Achillion (biopharma small-cap) and AthenaHealth (biopharma large-cap).

21

Hartford Healthcare HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We remain optimistic about the Healthcare sector overall. We believe that biomedical innovation is as robust as it has ever been and should fuel a decade or more of strong earnings growth for the most successful biopharmaceutical companies. Evolving structures of healthcare markets globally may create clear performance separation between the best and the worst health care services companies. We believe that our approach of evaluating secular themes across a long time horizon will enable us to capitalize on these trends. As is our practice, we will aim to trim stocks on strength and to add on weakness in order to seek to generate favorable returns while minimizing risk.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Staples	2.9%
Health Care	94.5
Information Technology	0.5

Total	97.9%

Short-Term Investments	2.4
Other Assets & Liabilities	(0.3)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

22

Hartford High Yield HLS Fund inception 09/30/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to provide high current income, and long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
High Yield IA	2.37%	-0.47%	8.16%	7.36%
High Yield IB	2.28%	-0.67%	7.90%	7.09%
Barclays U.S. Corporate High Yield Bond Index	2.53%	-0.40%	8.61%	7.89%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Corporate High Yield Bond Index is an unmanaged broad-based market-value-weighted index that tracks the total return performance of non-investment grade, fixed-rate, publicly placed, dollar denominated and nonconvertible debt registered with the Securities and Exchange Commission.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.75% and 1.00%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

23

Hartford High Yield HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Christopher A. Jones, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

David Marshak

Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford High Yield HLS Fund returned 2.37% for the six-month period ended June 30, 2015, underperforming its benchmark, the Barclays U.S. Corporate High Yield Bond Index, which returned 2.53% for the same period. The Fund outperformed the 2.29% average return of the Lipper High Yield Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile over the six-month period as investors grappled with a mixed global economic backdrop, accommodative monetary policies, and the increased risk of a Greek exit from the Eurozone. Meanwhile, oil prices stabilized in the second quarter, having rebounded from record lows at the start of the year.

Many central banks eased monetary policy during the period with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England on the sidelines while the U.S. Federal Reserve (Fed) charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized while emerging markets growth continued to languish driven by a slowdown in Asia. Data in the Eurozone improved and broadened out across countries; though the Greek debt crisis has muddied the outlook. First quarter gross domestic product (GDP) in China slowed to its weakest level since the global financial crisis. Meanwhile, U.S. economic activity picked up after a weak first quarter; consumer fundamentals improved, the housing market gained some momentum, and labor market trends remained favorable. However, the manufacturing sector continued to face some challenges from a strong dollar and lower oil prices.

After declining in the first quarter, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. Greece took center stage at the end of the period after debt negotiations broke down and the country defaulted on its payment to the International Monetary Fund (IMF), triggering a risk-off tone throughout global financial markets.

Most global government bond yields were up over the six-month period and yield curves generally steepened led by the long-end of the curve. Absolute returns across the major fixed income sectors were mixed, with some sectors posting negative absolute returns amid rising interest rates. Spreads in the high yield and bank loan sectors tightened, while investment grade corporate spreads widened.

The Barclays U.S. Corporate High Yield Bond Index returned 2.53% for the six-month period ended June 30, 2015 and underperformed duration equivalent treasuries by 1.79%. The Option-Adjusted Spread, the spread that incorporates options embedded in the securities of the Barclays U.S. Corporate High Yield Bond Index, was 4.76% on June 30, 2015, a decrease of 0.07% from December 31, 2014.

The Fund underperformed the Barclays U.S. Corporate High Yield Bond Index primarily as a result of sector allocation, in part due to an underweight allocation to Energy as oil prices rose during the period. Historically, energy companies have been voracious users of capital and we are concerned about the risks of financing uncertain oil exploration projects with debt. On the other hand being overweight the Environmental and underweight the Wireline sectors contributed to benchmark-relative returns. We have been underweight Wirelines for some time because we believe the sector is in secular decline, losing share to Cable. Furthermore, we believe potential mergers and acquisition (M&A) activity in the space would likely come at the expense of debt holders.

In aggregate, security selection contributed to benchmark-relative results during the period, with strongest selection coming from Pharmaceuticals, Financial Services, and Chemicals. Within Pharmaceuticals, we were overweight Salix Pharmaceuticals, which contributed strongly to relative performance when it was acquired by Valeant in a transaction that was favorable for bondholders. This was partially offset by our negative stock selection within Metals and Mining where the decline in commodity prices negatively impacted holdings like iron ore producer Fortescue and steel producer AK Steel, as well as Media Entertainment sectors.

24

Hartford High Yield HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Our underweight to BB-rated bonds, which underperformed their lower-rated counterparts contributed to performance relative to the Lipper High Yield Funds peer group during the period.

A modest cash position contributed to returns relative to the Barclays U.S. Corporate High Yield Bond Index during the period.

Our credit default swap positions on the CDX index, which are used to tactically adjust our exposure to the market, had minimal impact to performance relative to the Barclays U.S. Corporate High Yield Bond Index during the period.

What is the outlook?

We remain constructive on high yield, based on what we believe to be reasonable valuations, favorable company fundamentals, and a relatively benign default outlook. In our view, financial conditions remain broadly supportive of high yield spreads. While looser financial conditions resulted in elevated shareholder-friendly activity including M&A, we do not believe this is likely to affect high-yield default rates in the near to medium term. We expect the default rate to remain low overall; however, should low oil prices persist, we would expect default rates to pick up within the independent energy and oil-field-services subsectors, given their revenues are more directly tied to oil prices. Over the course of 2015, we expect that the global low-interest-rate environment will support continued demand for high-yield assets from investors seeking additional income.

Diversification by Security Type

as of June 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Common Stocks	0.2%
Preferred Stocks	1.1

Total	1.3%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	0.0%
Convertible Bonds	0.5
Corporate Bonds	92.7
Senior Floating Rate Interests	3.1

Total	96.3%

Short-Term Investments	1.5
Other Assets & Liabilities	0.9

Total	100.0%

Credit Exposure

as of June 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Baa/BBB	1.8%
Ba/BB	35.7
B	46.0
Caa/CCC or Lower	10.5
Not Rated	2.3
Non-Debt Securities and Other Short-Term Instruments	2.8
Other Assets & Liabilities	0.9

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

25

Hartford International Opportunities HLS Fund inception 07/02/1990

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
International Opportunities IA	6.94%	-0.52%	10.69%	7.62%
International Opportunities IB	6.79%	-0.83%	10.41%	7.35%
MSCI All Country World ex USA Index	4.35%	-4.85%	8.23%	6.01%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

MSCI All Country World ex USA Index is a broad-based, unmanaged, market capitalization weighted, total return index that measures the performance of both developed and emerging stock markets, excluding the U.S. The index is calculated to exclude companies and share classes which cannot be freely purchased by foreigners.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.73% and 0.98%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

26

Hartford International Opportunities HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Nicolas M. Choumenkovitch

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Tara Connolly Stilwell, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford International Opportunities HLS Fund returned 6.94% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmark, the MSCI All Country World ex USA Index (“MSCI AC World ex USA Index”), which returned 4.35% for the same period. The Fund also outperformed the 6.36% average return of the Lipper International Multi-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

The rally in stocks marched on as international equities rose for the overall period as measured by the MSCI AC World ex USA Index. However, there was no shortage of headlines for investors to fret over: Europe’s economy remained near stall speed, oil prices plunged, Chinese manufacturing data disappointed, and Greece’s future in the European Union is being questioned again. Despite the negative headlines, Europe was a bright spot during the beginning of the period due to further accommodative monetary policy and encouraging economic data, including positive trends in manufacturing, exports, and economic sentiment. The Bank of Japan expanded its quantitative easing policy, the People’s Bank of China surprised markets with further rate cuts, and the European Central Bank announced a €1.14 trillion open-ended sovereign quantitative easing program to combat record-low inflation and stimulate growth in Europe. Global equities fell modestly at the end of the period, declining for the first quarter in the past twelve quarters. In June, the Greek debt crisis took center stage. Negotiations between Greece and its creditors broke down and Greece missed its scheduled payment due to the International Monetary Fund on June 30th. Despite the Greek default and fears of contagion to the European peripheral countries as well as a significant sell off in the Chinese equity market in June, global economic data remained constructive with continued signs of a gradual recovery in the U.S. and Europe. A continued boom in corporate takeovers also fueled bullish sentiment. Global merger and acquisition (M&A) activity remained robust, with 2015 on pace to be the second-highest year of M&A volume, trailing only 2007. During the period, U.S. equities underperformed non-U.S. equities and emerging market equities underperformed their developed market counterparts.

Non-U.S. stocks, as measured by the MSCI AC World ex USA Index, rose during the period (+4.35%). Eight of ten sectors in the index posted positive returns; Healthcare (+10%), Consumer Discretionary

(+7%), and Telecommunication Services (+5%) led the index while Utilities (-3%), Energy (-1%), and Materials (+1%), lagged on a relative basis.

The Fund outperformed the MSCI AC World ex USA Index due to security selection and sector allocation. Security selection was strongest within the Financials, Consumer Discretionary, and Utilities sectors. This was partially offset by weak selection within the Information Technology and Energy sectors. Sector allocation, a result of our bottom-up security selection process, also contributed to performance relative to the MSCI AC World ex USA Index during the period. An overweight to the Healthcare sector and an underweight to the Energy and Materials sectors also contributed to benchmark relative returns, which was partially offset by an underweight to Telecommunication Services.

Top contributors to performance relative to the MSCI AC World ex USA Index during the period included Hong Kong Exchanges (Financials), Eisai (Healthcare), and Julius Baer (Financials). Shares of Hong Kong Exchanges, an operator of the only stock and futures exchange in Hong Kong and their related clearing houses, outperformed as further liberalization of the Chinese financial system drove a large increase in equity market trading volumes, which benefits the exchange’s profitability. Eisai, a Japanese pharmaceutical company, outperformed on promising drug trial news. Shares of Julius Baer, a Swiss-based private bank, rose amid speculation that Credit Suisse has interest in buying the Swiss private bank. Nippon (Telecommunication Services) also contributed to absolute performance.

The largest relative detractors from returns relative to the MSCI AC World ex USA Index included AstraZeneca (Healthcare), TransCanada (Energy), and ICICI Bank (Financials). Shares of AstraZeneca, a U.K.-based manufacturer of pharmaceutical products, declined after the company reported earnings in late April as some investors were concerned with earnings quality given the number of out-licensing deals. Shares of TransCanada, a developer and operator of a pipeline network and gas storage and related services, declined as uncertainty continues surrounding the U.S. government’s regulatory decisions about whether to permit the company’s Keystone XL pipeline. Shares of ICICI Bank, an India-based bank and financial services company, underperformed as non-performing loans came in modestly higher than market expectations. Alibaba (Information Technology) also detracted from absolute and relative performance.

27

Hartford International Opportunities HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Our expectations for global growth remain modest, inflation levels appear to continue to be in check, and we believe monetary conditions throughout most of the global economy remain accommodative. Although our view remains cautiously optimistic for improving global financial conditions, we believe that growth will most likely be uneven. The unfolding situation in Greece is an example of this. We believe uncertainty around the impact of a Greek default or exit from the Eurozone and its potential effect on the European and global economy has resulted in what we view as heightened levels of volatility.

At the end of the period, relative to the MSCI AC World ex USA Index we were most overweight Healthcare, Consumer Discretionary, and Financials, and most underweight Energy, Materials, and Consumer Staples. On a regional basis, we ended the period with an overweight to Europe ex-U.K. and Japan. We ended the period underweight Asia Pacific ex-Japan and the U.K.

Currency Concentration of Securities

as of June 30, 2015 (Unaudited)

Description	Percentage of Net Assets
Brazilian Real	0.6%
British Pound	11.2
Canadian Dollar	3.3
Danish Krone	0.2
Euro	31.8
Hong Kong Dollar	5.2
Indian Rupee	4.9
Japanese Yen	18.9
Mexican Peso	0.1
South Korea Won	1.4
Swedish Krona	3.1
Swiss Franc	9.7
Taiwanese Dollar	2.0
United States Dollar	6.9
Other Assets & Liabilities	0.7

Total	100.0%

Diversification by Sector

as of June 30, 2015

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.4%
Consumer Staples	7.4
Energy	3.0
Financials	28.7
Health Care	15.8
Industrials	9.4
Information Technology	8.5
Materials	3.8
Telecommunication Services	3.4
Utilities	3.1

Total	97.5%

Short-Term Investments	1.8
Other Assets & Liabilities	0.7

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

28

Hartford MidCap HLS Fund inception 07/14/1997

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap IA	5.61%	5.77%	17.67%	10.47%
MidCap IB	5.46%	5.49%	17.36%	10.19%
S&P MidCap 400 Index	4.20%	6.40%	17.82%	9.74%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

S&P MidCap 400 Index is an unmanaged index of common stocks of companies chosen by S&P designed to represent price movements in the mid-cap U.S. equity market.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.70% and 0.95%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

29

Hartford MidCap HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Philip W. Ruedi, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Mark A. Whitaker, CFA

Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford MidCap HLS Fund returned 5.61% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmark, the S&P MidCap 400 Index, which returned 4.20% for the same period. The Fund also outperformed the 3.09% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small-cap stocks (+5%) and mid-cap stocks (+4%) outperformed large-cap stocks (+1%), as represented by the Russell 2000, the S&P MidCap 400, and the S&P 500, indices respectively. Within the S&P MidCap 400 Index, six out of ten sectors posted positive returns during the six-month period. The Healthcare (+17.0%), Information Technology (+7.5%), and Consumer Discretionary (+5.1%) sectors performed best while the

Utilities (-11.5%), Energy (-2.7%), and Materials (-2.1%) sectors lagged the most on a relative and absolute basis.

The Fund’s outperformance relative to the S&P MidCap 400 Index during the period was driven by an overweight allocation to Healthcare, and underweights in the Utilities and Materials sectors. An overweight to Energy detracted from results during the period. Weak security selection in the Consumer Discretionary and Information Technology sectors offset strong selection in Financials, Healthcare, and Consumer Staples.

Top contributors to relative and absolute performance during the period were Incyte (Healthcare), Equifax (Industrials), and Universal Health Services (Healthcare). Shares of Incyte, a U.S.-based biotech company focused on cancer and inflammation-related diseases, rose on strong results and reports on their drug development pipeline. Shares of Equifax, a U.S.-based provider of information solutions and human resources business process outsourcing services, rose on strong revenues and earnings. Shares of Universal Health Services, a large U.S.-based hospital company that owns or operates 24 acute care hospitals and 217 behavioral health centers in 37 states, benefited under the Affordable Care Act as more Americans gain access to health insurance, a trend reinforced by a recent U.S. Supreme Court ruling.

Top detractors from performance relative to the S&P MidCap 400 Index during the period were Apollo Education (Consumer Discretionary), Harley-Davidson (Consumer Discretionary), and Allison Transmission (Industrials). Shares of Apollo Education, one of the world’s largest for-profit education companies based in the U.S., fell during the period due to disappointing enrollment levels. Shares of Harley-Davidson, a U.S.-based motorcycle manufacturer, fell as the strong U.S. dollar weighed on international sales and undermined overseas profits. Allison Transmission, a U.S.-based medium to heavy-duty vehicle transmission manufacturer, experienced soft demand in some of its markets, although their core North American on-highway business reported growth in sales.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We believe that mid cap equities represent “the sweet spot” of the stock market, offering what we consider the stability and quality of

30

Hartford MidCap HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

market leading companies, an advantage over small caps in our view, plus the opportunity for significant, dynamic growth in revenues and earnings that we believe many large cap companies lack. Our F/V/E framework, which incorporates fundamentals, valuation, and expectations in our assessment of each company we consider, enables us to create what we consider to be a balanced portfolio of quality businesses and broad diversification across market sectors, all while maintaining the “purity” of our mid cap equity approach.

The global economic cycle continues to advance at a moderate pace with a mix of stronger growth in the U.S. and more sluggish activity in Europe, Japan, and China. We believe the U.S. economy is on track for a self-sustaining expansion and should, due to a steadily improving labor market, experience rising wage inflation and a moderate increase in the Fed policy interest rates in coming quarters.

At the end of the period, our largest overweights relative to the S&P MidCap 400 Index were in the Healthcare and Information Technology sectors. Our largest underweights were in the Financials and Consumer Discretionary sectors.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	10.2%
Consumer Staples	2.3
Energy	6.0
Financials	14.4
Health Care	18.2
Industrials	21.3
Information Technology	22.5
Materials	3.0
Utilities	1.9

Total	99.8%

Short-Term Investments	0.2
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

31

Hartford MidCap Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
MidCap Value IA	4.86%	4.27%	17.69%	9.37%
MidCap Value IB	4.83%	4.07%	17.40%	9.10%
Russell 2500 Value Index	1.71%	0.99%	16.24%	7.76%
Russell MidCap Value Index	0.41%	3.67%	17.73%	8.89%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2500 Value Index is an unmanaged index that measures the performance of those Russell 2500 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500 Index is an unmanaged index that measures the performance of the 2,500 smallest U.S. companies based on total market capitalization.

Russell MidCap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell MidCap Index companies with lower price-to-book ratios and lower forecasted growth values.

The indices are unmanaged, and their results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.84% and 1.09%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

32

Hartford MidCap Value HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

James N. Mordy

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford MidCap Value HLS Fund returned 4.86% for the six-month period ended June 30, 2015, outperforming the Fund’s benchmark, the Russell 2500 Value Index, which returned 1.71% for the same period. The Fund also outperformed the Russell MidCap Value Index, which returned 0.41% for the same period. The Fund outperformed the 3.09% average return of the Lipper Mid-Cap Value Fund peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small-cap stocks (+5%) and mid-cap stocks (+4%) outperformed large-cap stocks (+1%), as represented by the Russell 2000, the S&P MidCap 400, and the S&P 500, indices respectively. Within the Russell 2500 Value Index, seven out of ten sectors posted positive returns during the six-month period. The Healthcare (+17.6%), Consumer Staples (+4.6%), and Consumer Discretionary (+4.4%) sectors performed best while the Utilities (-10.6%), Materials (-5.6%), and Energy (-3.5) sectors lagged the broader index.

The Fund’s outperformance relative to the Russell 2500 Value Index was driven primarily by security selection. Strong stock selection within the Information Technology and Materials sectors more than offset weaker stock selection within Financials, Healthcare and Industrials. Sector allocation, a result of the bottom-up security selection process, also contributed to relative results, primarily due to an underweight to Utilities and an overweight to Healthcare. An overweight to Materials and Energy, as well a large underweight to the Financials sector detracted from performance relative to the Russell 2500 Value Index.

The largest contributors to absolute performance and performance relative to the Russell 2500 Value Index, included Methanex (Materials), NXP Semiconductors (Information Technology), and Microsemi (Information Technology). Shares of Methanex, a Canada-based producer of methanol, rose amid increasing methanol prices as industry capacity was curtailed, and demand continued on a healthy trend. Shares of NXP Semiconductors, a Netherlands-based semiconductor company, rose as the company announced an accretive merger with Freescale, which we believe will solidify the company’s position as a leading supplier to the automotive industry. We subsequently sold our position in NXP when our investment thesis played out and the stock reached our target price. Microsemi, a U.S.-based semiconductor manufacturer, also outperformed as the company began to close its historic valuation gap versus analog peers and management expressed some optimism about their defense end market.

The largest detractors from absolute performance and performance relative to the Russell 2500 Value Index included Generac Holdings (Industrials), Wesco (Industrials), and Esterline Tech (Industrials). Shares of Generac Holdings, a U.S.-based designer and manufacturer of power generation equipment and other engine powered products, declined as revenue and net income dropped on weak demand for power generators over the period. Wesco, a U.S.-based distributor of industrial cabling, electrical, datacom and lighting products, underperformed despite modest revenue growth. A weak oil and gas outlook offset solid trends in non-residential construction. Esterline, a U.S.-based manufacturer and end-market parts supplier for the aerospace and defense industry, also declined over the period due to a variety of short term headwinds that have slowed the pace of margin expansion. Delays in key aerospace programs and an adjacent market slowdown in European industrials have tempered near term growth prospects.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

33

Hartford MidCap Value HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

What is the outlook?

The annual rebalancing of the Russell indices at the end of June resulted in a few significant changes in sector weightings. Energy almost doubled from 3.9% to 7.4% of the Russell 2500 Value Index. As a result, despite our net purchases during the last quarter, we ended the period slightly underweight in energy after having been slightly overweight versus the previous index sector weightings. We believe that oil prices have recently weakened due to: 1) fears that recent healthy demand growth may be impacted by macro uncertainty in China and Europe, 2) U.S. dollar strength, and 3) greater supply than expected from OPEC and anticipation of an Iranian deal. The Healthcare and Consumer Discretionary sectors have lower weights in the latest rebalancing. We enter the third quarter of 2015 roughly 10% overweight the more cyclical sectors, with the largest relative overweights in Consumer Discretionary, Materials, and Information Technology relative to the Russell 2500 Value Index.

We believe that global uncertainties are now dominating investor psychology. We remain confident in modest U.S. economic growth, with recently improved manufacturing, construction and consumer momentum. While we continue to expect the Fed to begin raising short-term interest rates higher later this year, we believe that its policy will be influenced by unfolding global events. We believe that the crises in Greece and the bursting of the equity bubble in China will not derail the global economic recovery, but we acknowledge the potential for increased contagion risks, the possibility of unanticipated stress within the global financial system, continued foreign exchange challenges from a stronger dollar, and potential hits to consumer and business confidence. We believe that some increased caution is warranted as we watch closely for any new data points that indicate more fall out on the real economy, and the earnings of the companies held by the Fund. But we also believe this volatility will present us with some strong buying opportunities if we are willing to look through a longer term lens.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	14.3%
Consumer Staples	1.8
Energy	6.3
Financials	29.0
Health Care	6.4
Industrials	14.7
Information Technology	11.6
Materials	9.6
Utilities	4.8

Total	98.5%

Short-Term Investments	1.4
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

34

Hartford Small Company HLS Fund inception 08/09/1996

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Small Company IA	5.62%	8.13%	18.59%	10.20%
Small Company IB	5.49%	7.88%	18.30%	9.93%
Russell 2000 Growth Index	8.74%	12.34%	19.33%	9.86%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.71% and 0.96%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

For additional information regarding the prior performance history of the Fund, please see the section entitled “Performance Notes” in the Fund’s prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

35

Hartford Small Company HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Steven C. Angeli, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Stephen Mortimer

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Mario E. Abularach, CFA

Senior Managing Director, Equity Research Analyst

Wellington Management Company LLP

Mammen Chally, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

Jamie A. Rome, CFA

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Small Company HLS Fund returned 5.62% for the six-month period ended June 30, 2015, underperforming the Fund’s benchmark, the Russell 2000 Growth Index which returned 8.74% for the same period. The Fund also underperformed the 8.03% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting export and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving

U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed.

Small cap stocks (+5%) outperformed large cap stocks (+1%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. Growth stocks (+4%) outperformed value stocks (-1%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value Indices, respectively. Eight of the ten sectors in the Russell 2000 Growth Index had positive returns during the period. Healthcare (+20%), Utilities (+20%), and Information Technology (+10%) performed best, while Consumer Staples (-4%) and Materials (-4%) lagged the broader index.

Stock selection was the main driver of relative underperformance versus the Russell 2000 Growth Index, primarily due to weak selection within the Information Technology, Industrials, and Consumer Discretionary sectors. This was partially offset by stronger selection in the Materials and Energy sectors. Sector allocation, which is the result of bottom-up stock selection, detracted from relative returns, primarily due to an underweight to the Healthcare and overweight to the Industrials sector which offset the positive impacts of an underweight allocation to the Consumer Staples sector.

Top detractors from relative returns during the period included Kate Spade (Consumer Discretionary), Insulet (Healthcare), and TrueCar (Information Technology). Shares of Kate Spade, a U.S.-based designer and marketer of a range of accessories and apparel, fell during the period after the company reported in-store sales that missed expectations. Sales at the company’s brick-and-mortar stores

36

Hartford Small Company HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

rose 6% in the first quarter from a year ago, but analysts were expecting 8% growth. Shares of Insulet, a diabetes medical device company, fell during the period after the company reported unexpectedly weak first-quarter earnings. However, management reiterated its full year revenue guidance. Shares of TrueCar, a data-driven car sales online platform operating on a common technology infrastructure, powered by data and analytics, fell during the period due to earnings results that fell below investor expectations. Tuesday Morning (Consumer Discretionary) detracted from absolute returns during the period.

Top contributors to relative performance during the period included Anacor Pharmaceuticals (Healthcare), SunEdison (Information Technology), and DexCom (Healthcare). Shares of Anacor Pharmaceuticals, a U.S.-based pharmaceutical company rose after it beat revenue and earnings estimates. Shares of SunEdison, a solar installation company, rose during the period after the company announced a positive full year 2015 outlook. Shares of DexCom, a health care equipment company, outperformed during the period after the company announced quarterly results that exceeded expectations on increasing patient additions and a tech upgrade cycle. Synageva (Healthcare) contributed to absolute returns during the period.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

We continue to maintain a cautiously optimistic view of the equity market. Despite what appears to be growing macro risk related to the potential default of Greece, and its implications for the future of the Euro, we believe the global economy showed signs of resuming growth during the second quarter. As macro factors abate, we believe that there is significant potential for growth within our market, which may translate into strong potential returns. We continue to find what we consider to be compelling investment opportunities across our investment universe.

As a result of our bottom-up, stock-by-stock investment decisions, the Fund ended the period most overweight the Information Technology, Financials, and Industrials, sectors relative to the Russell 2000 Growth Index. The Fund ended the period most underweight the Healthcare, Consumer Discretionary, and Consumer Staples sectors relative to the Russell 2000 Growth Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.1%
Consumer Staples	1.8
Energy	1.9
Financials	10.4
Health Care	22.2
Industrials	14.9
Information Technology	26.5
Materials	3.7
Utilities	0.1

Total	97.6%

Short-Term Investments	3.2
Other Assets & Liabilities	(0.8)

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

37

Hartford Small/Mid Cap Equity HLS Fund inception 05/01/1998

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Small/Mid Cap Equity IA	3.59%	4.91%	17.27%	8.60%
Small/Mid Cap Equity IB	3.51%	4.67%	16.99%	8.33%
Russell 2500 Index	4.81%	5.92%	17.86%	9.09%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of June 4, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Includes the Fund’s performance when it invested, prior to February 1, 2010, at least 80% of its assets in common stocks of mid-capitalization companies.

Class IB shares commenced on March 31, 2008. Class IB shares performance prior to that date reflects Class IA shares performance adjusted to reflect the 12b-1 fee of 0.25% applicable to Class IB shares. The performance after such date reflects actual Class IB shares performance.

Russell 2500 Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index and includes approximately 2500 of the smallest securities based on a combination of their market capitalization and current index membership.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.85% and 1.10%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

38

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of Hartford Small/Mid Cap Equity HLS Fund returned 3.59% for the six-month period ended June 30, 2015, underperforming the Fund’s benchmark, the Russell 2500 Index, which returned 4.81%. For the same period, the Fund outperformed the 3.09% average return of the Lipper Mid-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed.

Six of the ten sectors in the Russell 2500 Index posted positive absolute returns during the period. Strong performers included the Healthcare (+20.2%), Information Technology (+7.9%), and Consumer Discretionary (+5.6%) sectors, while the Utilities (-10.7%), Telecommunication Services (-9.2%) and Energy (-2.5%) sectors lagged on a relative basis.

The Fund’s underperformance relative to the Russell 2500 Index was driven by weak stock selection, particularly in the Financials, Consumer Discretionary, and Materials sectors. This was partially offset by stronger stock selection in Information Technology, Industrials, and Healthcare sectors. Overall sector positioning modestly contributed to relative returns during the period due primarily to an underweight to the Healthcare sector; an overweight to Information Technology and an underweight to Materials contributed to results relative to the Russell 2500 Index.

The largest detractors from performance relative to the Russell 2500 Index during the period were Westar Energy (Utilities), Retail Properties of America (Financials), and Resolute Forest (Materials). Shares of Westar Energy, an electric utility in Kansas, fell due to management reports of lower margins and earnings than the same period last year. Real estate investment trust (REIT) Retail Properties of America owns and operates shopping centers in the United States. Shares of the company fell after delivering in-line earnings with soft 2015 guidance below consensus estimates. Resolute Forest is a global forest products company that owns and operates pulp and paper mills and wood products facilities in the United States, Canada and South Korea. Shares of the company fell over the period reflecting the impact of lower prices in the pulp and wood products businesses and a material increase in the company’s pension expense on earnings. Sonus Networks (Information Technology) and Phoenix Companies (Financials) detracted from performance on an absolute basis during the period.

The largest contributors to performance relative to the Russell 2500 Index during the period were Anacor Pharmaceuticals (Healthcare), Skechers (Consumer Discretionary), and Centene (Healthcare). Shares of Anacor, a biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to the recently approved (2014) topical treatment for nail fungus. Shares of branded footwear maker Skechers experienced strong earnings growth as expectations for growth in international sales pushed the stock price higher. Shares of Centene, a provider of programs and services to government sponsored Healthcare programs, outperformed amid a frenzy of anticipated mergers and acquisitions in the Healthcare industry. Skyworks Solutions (Information Technology) also contributed on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

The Fund seeks to add value by utilizing Wellington Management’s proprietary quantitative research and investment tools in a highly disciplined framework. The Fund focuses on stock selection as the key driver of returns and uses quantitative portfolio optimization

39

Hartford Small/Mid Cap Equity HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

techniques to seek to minimize unintended and uncompensated risks. Based on individual stock decisions, the Fund ended the period most overweight the Information Technology and Consumer Discretionary sectors and most underweight the Industrials and Materials sectors relative to the Russell 2500 Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.4%
Consumer Staples	1.7
Energy	4.2
Financials	23.7
Health Care	12.9
Industrials	13.1
Information Technology	17.9
Materials	4.8
Telecommunication Services	0.7
Utilities	4.2

Total	99.6%

Short-Term Investments	0.4
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

40

Hartford SmallCap Growth HLS Fund inception 05/02/1994

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term capital appreciation.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
SmallCap Growth IA	8.09%	11.75%	21.82%	10.00%
SmallCap Growth IB	7.94%	11.50%	21.51%	9.72%
Russell 2000 Growth Index	8.74%	12.34%	19.33%	9.86%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 2000 Growth Index is an unmanaged index of those Russell 2000 Index growth companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index is a broad-based unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, NYSE MKT LLC and Nasdaq.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.65% and 0.90%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

For additional information regarding the prior performance history of the Fund, please see the section entitled “Performance Notes” in the Fund’s prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

The Fund is closed to new investors until further notice. For more information, please see the Fund’s prospectus.

41

Hartford SmallCap Growth HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Mammen Chally, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

David J. Elliott, CFA

Managing Director, Co-Director, Quantitative Investments and Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford SmallCap Growth HLS Fund returned 8.09% before sales charge for the six-month period ended June 30, 2015, underperforming its benchmark, the Russell 2000 Growth Index, which returned 8.74%. For the same period, the Fund outperformed the 8.03% average return of the Lipper Small-Cap Growth Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult, and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with$234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed.

Small cap stocks (+5%) outperformed large cap stocks (+1%) during the period, as measured by the Russell 2000 and S&P 500 Indices, respectively. Growth stocks (+4%) outperformed value stocks (-1%) during the period, as measured by the Russell 3000 Growth and Russell 3000 Value Indices, respectively. Eight of the ten sectors in the Russell 2000 Growth Index had positive returns during the period.

Healthcare (+20%), Utilities (+20%), and Information Technology (+10%) performed best, while Consumer Staples (-4%) and Materials (-4%) lagged the broader index.

Sector allocation, which is a result of bottom-up security selection, was the primary driver of the Fund’s underperformance relative to the Russell 2000 Growth Index, particularly an underweight to Healthcare and overweights to Materials and Consumer Staples. Underweights to Telecommunications Services and Consumer Discretionary were modest contributors to performance relative to the Russell 2000 Growth Index. Security selection also contributed to benchmark-relative results over the period. Selection was strongest within the Information Technology, Financials, and Consumer Staples sectors and weakest within Consumer Discretionary and Healthcare sectors.

The top detractors from performance relative to the Russell 2000 Growth Index over the period were Vince (Consumer Discretionary), Synageva (Healthcare), and Kate Spade (Consumer Discretionary). Shares of Vince, an apparel vendor primarily focused on high-end department stores, fell after company management positioned 2015 performance below market expectations due to a slowdown in their wholesale business. Shares of Synageva, a biopharmaceutical firm focused on developing therapies for patients with rare “orphan” diseases, outperformed on news of a merger with Alexion; not holding this benchmark constituent detracted from results. Shares of Kate Spade, a U.S.-based designer and marketer of a range of accessories and apparel, fell during the period after the company reported in-store sales that missed expectations. Sales at the company’s brick-and-mortar stores rose 6% in the first quarter from a year ago, but analysts were expecting 8% growth. Sonus Networks (Information Technology) was a top detractor from absolute performance over the period.

Anacor (Healthcare), Hyperion (Healthcare), and Ultragenyx (Healthcare) were top relative contributors to results relative to the Russell 2000 Growth Index over the period. Shares of Anacor, a biopharmaceutical company focused on discovering, developing and commercializing small-molecule therapeutics, rose in response to the recently approved (2014) topical treatment for nail fungus. Shares of Hyperion Therapeutics, a biopharmaceutical company, surged after Horizon Pharma announced that it offered to buy Hyperion for a substantial premium. We eliminated the position as the stock price increased following the announcement. Shares of Ultragenyx, a clinical-stage biopharmaceutical company focused on the treatment

42

The Hartford SmallCap Growth HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

of rare and ultra-rare diseases, rose based on positive news on key products in the company’s pipeline. Top absolute contributors during the period also included Ellie Mae (Information Technology), and DexCom (Healthcare).

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Overall, we continue to find what we view as attractively valued stocks with the characteristics we seek. We are cautiously optimistic about the outlook for the U.S. economy and for equity markets, and we continue to monitor policy decisions and economic trends which may impact our holdings. We remain consistent in adhering to our disciplined portfolio construction process that we believe allows us to assess risk and weigh individual positions accordingly, and in the process build a portfolio that focuses largely on stock selection to seek to generate outperformance relative to the Russell 2000 Growth Index.

As a result of bottom-up stock selection, the Fund’s top overweights at the end of the period included Information Technology, Consumer Staples, and Materials. Healthcare, Consumer Discretionary, and Telecommunication Services constituted the greatest underweights relative to the Russell 2000 Growth Index at the end of the period.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	16.8%
Consumer Staples	4.2
Energy	1.9
Financials	9.6
Health Care	23.0
Industrials	13.3
Information Technology	25.3
Materials	4.7
Telecommunication Services	0.4

Total	99.2%

Short-Term Investments	0.8
Other Assets & Liabilities	0.0

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

43

Hartford Stock HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term growth of capital.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Stock IA	-0.77%	6.19%	15.72%	7.38%
Stock IB	-0.91%	5.92%	15.43%	7.11%
Russell 1000 Index	1.71%	7.37%	17.58%	8.13%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.50% and 0.75%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

44

Hartford Stock HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Donald J. Kilbride

Senior Managing Director, Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Stock HLS Fund returned -0.77% for the six-month period ended June 30, 2015, underperforming the Russell 1000 Index, which returned 1.71% for the same period. The Fund also underperformed the 1.00% average return of the Lipper Large-Cap Core Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

Overall equity market performance was positive for the period across all market capitalizations as large cap stocks (+2%), mid cap stocks (+4%), and small cap stocks (+5%) all rose, as represented by the Russell 1000, S&P MidCap 400, and Russell 2000 indices respectively. During the six-month period, six of the ten sectors rose within the Russell 1000 Index, led by Healthcare (+11%), and Consumer Discretionary (+6%), and Telecommunication Services (+4%). Utilities (-11%) and Energy (-4%) lagged on a relative basis.

The Fund’s underperformance versus the Russell 1000 Index was primarily driven by weak security selection within Healthcare, Consumer Staples, and Industrials, which offset stronger selection within Energy. Sector allocation, a residual of the bottom-up stock selection process, contributed to relative returns due primarily to overweight allocations to the Healthcare and underweight to Utilities. This was partially offset by an overweight to a weak performing Industrials sector.

Stocks that detracted the most from returns relative to the Russell 1000 Index during the period were Apple (Information Technology), Canadian National Railway (Industrials), and United Parcel Services (Industrials). Shares of Apple, a designer and manufacturer of consumer electronics, software, and computers, rose after the company posted better-than-expected revenue and an increase in gross margins. Not owning the strong performing benchmark constituent detracted from relative returns during the period. Shares of Canadian National Railway, Canada’s largest and only transcontinental railway, fell during the period. Railway stocks were hurt by concerns about coal, which created an opportunity for us to add to our position in Canadian National Railway. Shares of United Parcel Services, a package delivery company, underperformed during the period after the company reported disappointing quarterly earnings in late January 2015, in part due to overstaffing during the 2014 holiday season. Wal-Mart Stores (Consumer Staples) also detracted from performance on an absolute basis.

Top contributors to performance relative to the Russell 1000 Index during the period included UnitedHealth Group (Healthcare), BG Group (Energy), and Nike (Consumer Discretionary). Shares of UnitedHealth Group, a U.S.-based health care benefits and services provider, rose during the period after the company announced its plans to purchase Catamaran, a pharmacy-benefit manager company. Shares of BG Group, a UK-based natural gas-focused oil and gas exploration company, rose during the period after the Royal Dutch Shell company announced that it would acquire BG Group for approximately $70 billion. Shares of Nike, a U.S.-based manufacturer of athletic apparel and gear, rose during the period after the company posted a high-quality quarterly revenue and earnings beat and offered strong guidance for the 2016 fiscal year. Walt Disney (Consumer Discretionary) also contributed positively to performance on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

45

Hartford Stock HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

What is the outlook?

It seemed hard to imagine that anything could knock M&A activity from the top of the headlines these days. Very large scale deals seemed to be announced daily, across all industries and geographies.

But we believe the ongoing events in both Greece and China have easily relieved M&A as the topic of greatest interest among investors. And while heightened M&A activity has clearly demonstrated impact on the portfolio, do the events in Greece and China matter nearly as much? Yes…and no, in our opinion.

In the case of Greece, we view the serious issues between the country and the Euro region a tempest in a teapot as it applies to our portfolio. While a Greek exit would likely create volatility that would affect markets broadly. We believe our current positioning and our focus on large multinational enterprises would have little direct reaction.

We believe the slowdown in China is of more concern. The world’s second largest economy appears to be going through a meaningful slowdown. That such a large and rapidly growing economy appears to be slowing from ~10% growth to something closer to 5% is neither surprising, nor unhealthy. China appears to be entering a period of transition from an export-dominated economy, to one more balanced between exports and internal consumption. In our view, such a transition will require a meaningful work-off of excesses in commodities, credit and the like. We expect that both the government and central bank will be hard-pressed to manage this slowdown without much pain.

We believe the pain of a transition in China will likely have more impact on the portfolio than any outcome in Greece. Indeed, many (though certainly not all) of the companies in the portfolio have exposure to China. That exposure is from both a sales perspective as well as sourcing perspective. There is also likely to be some related impact from weakness in Chinese equity markets. While the government is actively intervening in an attempt to manage the potential weakness in markets, it seems unlikely that downside volatility will vanish soon. We believe one should expect some knock on effects globally.

We view the events unfolding in both Greece and China with concern. But as to the question of likely impact on the portfolio, we believe that the potential effects are very different. As always, we will manage the portfolio with an eye toward long term wealth creation through the prism of dividend growth. We will attempt to use what we perceive as any sustained weakness in our holdings resulting from Greek or Chinese volatility as an opportunity to improve our position. Said another way, we don’t fear such volatility…we embrace it.

At the end of the period, our bottom-up investment approach resulted in overweight exposures in Consumer Staples, Industrials, and Healthcare as we continued to find what we consider to be attractive investment opportunities in these sectors. The Fund’s largest underweights relative to the Russell 1000 Index were in Information Technology, Financials, and Utilities.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	11.4%
Consumer Staples	17.0
Energy	6.6
Financials	13.8
Health Care	17.5
Industrials	18.1
Information Technology	10.0
Materials	4.3

Total	98.7%

Short-Term Investments	1.2
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

46

Hartford Total Return Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks a competitive total return, with income as a secondary objective.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Total Return Bond IA	-0.26%	0.73%	4.06%	4.14%
Total Return Bond IB	-0.35%	0.50%	3.81%	3.89%
Barclays U.S. Aggregate Bond Index	-0.10%	1.86%	3.35%	4.44%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays U.S. Aggregate Bond Index is an unmanaged index and is composed of securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.50% and 0.75%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

47

Hartford Total Return Bond HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Joseph F. Marvan, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Lucius T. Hill, III

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

Campe Goodman, CFA

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Total Return Bond HLS Fund returned -0.26%, for the six-month period ended June 30, 2015, underperforming its benchmark, the Barclays U.S. Aggregate Bond Index, which returned -0.10% for the same period. The Fund also underperformed the -0.02% average return of the Lipper Intermediate Investment Grade Debt Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

Fixed income markets were volatile over the six-month period as investors grappled with a mixed global economic backdrop, accommodative monetary policies, and the increased risk of a Greek exit from the Eurozone. Meanwhile, oil prices stabilized in the second quarter, having rebounded from record lows at the start of the year.

Many central banks eased monetary policy during the period with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England on the sidelines while the U.S. Federal Reserve (Fed) charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized while emerging markets growth continued to languish driven by a slowdown in Asia. Data in the Eurozone improved and broadened out across countries; though the Greek debt crisis has muddied the outlook. First quarter gross domestic product (GDP) in China slowed to its weakest level since the global financial crisis. Meanwhile, U.S. economic activity picked up after a weak first quarter; consumer fundamentals improved, the housing market gained some momentum, and labor market trends remained favorable. However, the manufacturing sector continued to face some challenges from a strong dollar and lower oil prices.

After declining in the first quarter, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. Greece took center stage at the end of the period after debt negotiations broke down and the country defaulted on its payment to the International Monetary Fund (IMF), triggering a risk-off tone throughout global financial markets.

Most global government bond yields were up over the six-month period and yield curves generally steepened led by the long-end of the curve. Absolute returns across the major fixed income sectors were mixed, with some sectors posting negative absolute returns amid rising interest rates. Spreads in the high yield and bank loans tightened, while investment grade corporate spreads widened.

The primary driver of the Fund’s underperformance relative to the Barclays U.S. Aggregate Bond Index over the period stemmed from its out-of-benchmark allocation to local currency emerging market (EM) debt; local EM debt lagged over the period as emerging markets currencies depreciated against the U.S. dollar. Additionally, the Fund’s inflation positioning detracted from relative results in the first quarter, as inflation expectations (measured by breakeven rates) were heavily influenced by low energy prices. The Fund’s out-of-benchmark allocation to bank loans contributed to benchmark-relative performance over the period. An allocation to Collateralized Loan Obligations (CLOs) and an overweight to Commercial Mortgage Backed Securities (CMBS) were also positive contributors to performance relative to the Barclays U.S. Aggregate Bond Index over the period.

Derivatives are used to manage the duration and risk positioning of the overall Fund. High yield credit default swap (CDS) index positions detracted from relative performance, but this was partially offset by positive results from an allocation to BB-rated high yield bonds.

What is the outlook?

At the end of the period, we maintained a moderately pro-cyclical risk stance in credit markets. We continue to expect positive economic momentum in the U.S., underpinned by consumption, housing, and

48

Hartford Total Return Bond HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

receding energy challenges. In our view, the labor market continues to improve and wage growth is starting to pick up. The Federal Open Market Committee appears on track to raise rates later in 2015, though we expect a slow lift-off. Risk factors will likely be driven by macroeconomic/geopolitical events outside the U.S.

At the end of the period, the Fund’s U.S. duration positioning was shorter than the Barclays U.S. Aggregate Bond Index. Additionally, we expect that capacity constraints will pressure inflation higher; therefore, at the end of the period, we were positioned for an increase in inflation expectations.

We maintain a positive view on credit overall, based on what we believe to be supportive monetary policy, positive credit fundamentals, and attractive valuations. We continue to favor bank loans based on what we consider attractive valuations and low default expectations. We also hold BB rated high yield bonds and contingent convertibles (CoCos) of large European banks. Within the securitized sectors, we continue to favor select non-agency Residential Mortgage-Backed Securities (RMBS) due to what appears to be an improving housing market and high quality CLOs because we believe their valuations are compelling versus other investment grade securities. Additionally, we continued to have an overweight to CMBS as well as an overweight to agency Mortgage Backed Securities (MBS) pass-throughs where we believe valuations look attractive versus U.S. Treasuries. We held a moderate allocation to local currency emerging market debt. At quarter end, we maintained an underweight to investment grade corporates overall, but continued to favor financials and communications issuers.

Diversification by Security Type

as of June 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Equity Securities
Preferred Stocks	0.1%

Total	0.1%

Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	32.6%
Corporate Bonds	32.6
Foreign Government Obligations	4.3
Municipal Bonds	1.1
Senior Floating Rate Interests	5.8
U.S. Government Agencies	46.1
U.S. Government Securities	7.3

Total	129.8%

Short-Term Investments	3.2
Purchased Options	0.0
Other Assets & Liabilities	(33.1)

Total	100.0%

Credit Exposure

as of June 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	73.9%
Aa / AA	6.7
A	10.4
Baa / BBB	19.8
Ba / BB	8.3
B	2.4
Caa / CCC or Lower	4.8
Not Rated	3.5
Non-Debt Securities and Other Short-Term Instruments	3.3
Other Assets & Liabilities	(33.1)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

49

Hartford Ultrashort Bond HLS Fund inception 08/31/1977

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks total return and income consistent with preserving capital and maintaining liquidity.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	Since Inception[2]
Ultrashort Bond IA	0.20%	0.10%	0.18%
Ultrashort Bond IB	0.10%	-0.20%	-0.06%
Barclays 9-12 Month U.S. Treasury Index	0.26%	0.31%	0.31%

[1]	Not Annualized
[2]	On October 21, 2013, the Fund converted from a money market fund to an ultrashort bond fund. Total returns shown are from conversion date (October 21, 2013) to June 30, 2015.

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Prior to October 21, 2013, the Fund was managed as a money market fund. Accordingly, performance of the Fund prior to October 21, 2013 is not shown. Past performance information for when the Fund was managed as a money market fund is available upon request by calling 1-888-843-7824.

Barclays 9-12 Month U.S. Treasury Index measures the performance of U.S. Treasury securities that have a remaining maturity between one and twelve months.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.43% and 0.68%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

50

Hartford Ultrashort Bond HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Timothy E. Smith

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Ultrashort Bond HLS Fund returned 0.20% for the six-month period ended June 30, 2015, performing in line with its benchmark, the Barclays 9-12 Month U.S. Treasury Index, which returned 0.26% for the same period. The Fund underperformed the 0.68% average return of the Lipper Short-Intermediate Investment Grade Debt Funds peer group, a group of funds that invest primarily in investment grade issues with dollar-weighted average maturities of one to five years.

Why did the Fund perform this way?

Fixed income markets were volatile over the six-month period as investors grappled with a mixed global economic backdrop, accommodative monetary policies, and the increased risk of a Greek exit from the Eurozone. Meanwhile, oil prices stabilized in the second quarter, having rebounded from record lows at the start of the year.

Many central banks eased monetary policy during the period with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England on the sidelines while the U.S. Federal Reserve (Fed) charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized while emerging markets growth continued to languish driven by a slowdown in Asia. Data in the Eurozone improved and broadened out across countries; though the Greek debt crisis has muddied the outlook. First quarter gross domestic product (GDP) in China slowed to its weakest level since the global financial crisis. Meanwhile, U.S. economic activity picked up after a weak first quarter; consumer fundamentals improved, the housing market gained some momentum, and labor market trends remained favorable. However, the manufacturing sector continued to face some challenges from a strong dollar and lower oil prices.

After declining in the first quarter, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. Greece took center stage at the end of the period after debt negotiations broke down and the country defaulted on its payment to the International Monetary Fund (IMF), triggering a risk-off tone throughout global financial markets.

Most global government bond yields were up over the six-month period and yield curves generally steepened led by the long-end of the curve. Absolute returns across the major fixed income sectors were mixed, with some sectors posting negative absolute returns amid rising interest rates. Spreads in the higher beta credit sectors like high yield and bank loans tightened, while investment grade corporate spreads widened.

An out-of-benchmark allocation to investment grade corporate credit, particularly within financial institutions and industrials, contributed to performance relative to the Barclays 9-12 Month U.S. Treasury Index during the period. An out-of-benchmark allocation to Asset Backed Securities (ABS) was also additive, specifically within autos. Yield curve and duration positioning contributed to performance relative to the Barclays 9-12 Month U.S. Treasury Index during the period as we were shorter duration relative to the benchmark as rates rose during the period. We use Treasury futures and interest rate swaps to manage duration and yield curve exposure. The use of Treasury futures and interest rate swaps did not have a material impact on performance during the period.

What is the outlook?

U.S. economic momentum continues to be positive, and we expect moderately stronger U.S. growth in 2015. Challenges to the global growth outlook appear to have increased, however. On balance, we believe the Fund is positioned with a moderately pro-cyclical risk posture.

We continue to expect the Fed to raise the Fed Funds rate in late 2015; as a result, at the end of the period our duration positioning was shorter relative to the Barclays 9-12 Month U.S. Treasury Index. We believe that U.S. governments remain the most liquid sector, and continue to own select agencies maturing in 3 years or less. We expect that core inflation will likely dip and then rise later in 2015.

We continued to be positioned with out-of-benchmark allocations to investment grade corporates, ABS, and Commercial Mortgage Backed Securities (CMBS) at the end of the period. Within investment grade corporates, we favor U.S. financials, as financial companies appear to have de-levered significantly, and we have been looking to the new issue market to add exposure in fixed and floating rate issues. Within ABS, we favor auto, credit card and equipment issuers.

51

Hartford Ultrashort Bond HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

Diversification by Security Type

as of June 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	21.6%
Corporate Bonds	47.6
Municipal Bonds	0.7
U.S. Government Agencies	14.3
U.S. Government Securities	13.9

Total	98.1%

Short-Term Investments	1.9
Other Assets & Liabilities	0.0

Total	100.0%

Credit Exposure

as of June 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	49.9%
Aa / AA	10.1
A	29.1
Baa / BBB	8.6
Not Rated	0.4
Short-Term Instruments	1.9
Other Assets & Liabilities	0.0

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

52

Hartford U.S. Government Securities HLS Fund inception 03/24/1987

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks to maximize total return while providing shareholders with a high level of current income consistent with prudent investment risk.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
U.S. Government Securities IA	1.06%	1.83%	2.03%	2.56%
U.S. Government Securities IB	0.97%	1.51%	1.78%	2.30%
Barclays Intermediate Government Bond Index	0.82%	1.79%	2.06%	3.67%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Performance information includes performance under the Fund’s previous sub-adviser, Hartford Investment Management Company. As of March 5, 2012, Hartford Investment Management Company no longer served as the sub-adviser to the Fund.

Barclays Intermediate Government Bond Index is an unmanaged index of government bonds with maturities of between one and ten years.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.48% and 0.73%, respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

53

Hartford U.S. Government Securities HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Michael F. Garrett

Senior Managing Director and Fixed Income Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford U.S. Government Securities HLS Fund returned 1.06% for the six-month period ended June 30, 2015, outperforming its benchmark, the Barclays Intermediate Government Bond Index, which returned 0.82% for the same period. The Fund also outperformed the 0.69% average return of the Lipper Intermediate U.S. Government Funds peer group, a group of funds that invest primarily in U.S. government and agency issues.

Why did the Fund perform this way?

Fixed income markets were volatile over the six-month period as investors grappled with a mixed global economic backdrop, accommodative monetary policies, and the increased risk of a Greek exit from the Eurozone. Meanwhile, oil prices stabilized in the second quarter, having rebounded from record lows at the start of the year.

Many central banks eased monetary policy during the period with some resorting to radical measures to counter falling inflation and stimulate growth. The European Central Bank (ECB) launched an open-ended government bond-buying program, which prompted other central banks to act to stop their currencies from appreciating. In China, the central bank entered into an aggressive monetary easing cycle to counter deflationary risks and slowing growth. Sub-trend growth and low inflation kept the Bank of England on the sidelines while the U.S. Federal Reserve (Fed) charted a course for the end of quantitative easing.

Growth in the major developed markets stabilized while emerging markets growth continued to languish driven by a slowdown in Asia. Data in the Eurozone improved and broadened out across countries; though the Greek debt crisis has muddied the outlook. First quarter gross domestic product (GDP) in China slowed to its weakest level since the global financial crisis. Meanwhile, U.S. economic activity picked up after a weak first quarter; consumer fundamentals improved, the housing market gained some momentum, and labor market trends remained favorable. However, the manufacturing sector continued to face some challenges from a strong dollar and lower oil prices.

After declining in the first quarter, government bond yields moved sharply higher in the second quarter as economic outlooks brightened in the U.S. and the Eurozone, global deflation fears eased, and the Fed appeared on track to raise rates later this year. Greece took center stage at the end of the period after debt negotiations broke down and the country defaulted on its payment to the International Monetary Fund (IMF), triggering a risk-off tone throughout global financial markets.

Most global government bond yields were up over the six-month period and yield curves generally steepened led by the long-end of the curve. Absolute returns across the major fixed income sectors were mixed, with some sectors posting negative absolute returns amid rising interest rates. Spreads in the higher beta credit sectors like high yield and bank loans tightened, while investment grade corporate spreads widened.

Out-of-benchmark allocations to Mortgage Backed Securities (MBS), Asset Backed Securities (ABS), and Commercial Mortgage Backed Securities (CMBS) were the main drivers of outperformance relative to the Barclays Intermediate Government Bond Index over the period. Specifically within MBS, allocations to agency Collateralized Mortgage Obligations (CMOs) and non-agency Residential Mortgage-Backed Securities (RMBS) contributed to the Fund’s relative outperformance. Within ABS, exposure to Collateralized Loan Obligations (CLOs) was the primary driver of benchmark-relative returns over the period.

We use Treasury futures and interest rate swaps to manage duration and yield curve exposures; overall these components had a neutral impact on performance relative to the Barclays Intermediate Government Bond Index. On the other hand, the Fund’s duration and yield curve positioning detracted from returns relative to the Barclays Intermediate Government Bond Index over the period. The Fund was positioned with a flattening bias during the period (overweight the long-end of the curve and underweight the short-end), which detracted from performance relative to the Barclays Intermediate Government Bond Index, as rates rose and the yield curve steepened.

What is the outlook?

We continue to maintain our view that the Fed will begin raising short term interest rates later in 2015 based on what appears to be an improving domestic economy, which may put upward pressure on the front end of the yield curve. At the same time, demand for long-term U.S. bonds appears to remain strong from international buyers facing low local rates and looking for safety amid growth fears.

At the end of the period we remained overweight MBS relative to the Barclays Intermediate Government Bond Index. Further increases in volatility, brought on either by geopolitical events or uncertainty around the Fed, could continue to put pressure on spreads. We expect spread widening to be constrained, however, since over the longer term, we believe increases in the relative supply of Treasuries should create support for MBS. In addition, the U.S. rate structure appears to remain attractive compared to other developed markets which should drive demand from international buyers.

54

Hartford U.S. Government Securities HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

We remain positive on the non-agency RMBS sector, despite the fact that a strong market environment which supported its robust performance over the last few years appears to be lessening. Credit spreads have tightened substantially in the wake of the global financial crisis; however, we still believe the sector is attractively valued versus other credit markets, especially given our assessment of the relative risks. We continue to expect home-price appreciation to moderate to more normal levels this year, but we believe mid-single-digit gains should continue to support the sector. We believe mortgage-credit availability continues to gradually expand, and we believe looser credit standards should support the housing market.

Our outlook on CMBS has moved to neutral from positive, primarily due to changes in relative valuations. We believe that fundamentals remain positive, as the sector continues to be supported by what appears to be a recovering economy, limited supply across most sectors, and a manageable near-term loan-maturity schedule. Underwriting standards seem to continue to deteriorate, which requires us to be judicious in security selection, both within and across deals. The potential for rising interest rates is a risk factor that we continue to monitor.

Going forward, we are optimistic that continued economic improvement will benefit consumers, including subprime consumers, which we believe may be supportive for the ABS sector. In our view, the employment picture continues to improve, and falling energy prices should disproportionately benefit subprime borrowers, as well as support auto residual values. In addition, we also believe the economic environment should continue to be supportive for corporate credit and we are selectively invested in CLOs.

Diversification by Security Type

as of June 30, 2015 (Unaudited)

Category	Percentage of Net Assets
Fixed Income Securities
Asset & Commercial Mortgage Backed Securities	18.7%
Municipal Bonds	0.6
U.S. Government Agencies	53.3
U.S. Government Securities	34.2

Total	106.8%

Short-Term Investments	18.1
Other Assets & Liabilities	(24.9)

Total	100.0%

Credit Exposure

as of June 30, 2015 (Unaudited)

Credit Rating*	Percentage of Net Assets
Aaa / AAA	94.6%
Aa / AA	4.3
A	3.3
Baa / BBB	1.5
Ba / BB	0.5
B	0.0
Caa / CCC or Lower	0.5
Not Rated	2.1
Short-Term Instruments	18.1
Other Assets & Liabilities	(24.9)

Total	100.0%

*	Credit exposure is the long-term credit ratings for the Fund’s holdings, as of the date noted, as provided by Standard and Poor’s (S&P) or Moody’s Investors Service (Moody’s) and typically range from AAA/Aaa (highest) to C/D (lowest). Presentation of S&P and Moody’s credit ratings in this report have been selected for informational purposes for shareholders, as well as the Fund’s consideration of industry practice. If Moody’s and S&P assign different ratings, the lower rating is used. Fixed income securities that are not rated by either agency are listed as “Not Rated.” Ratings do not apply to the Fund itself or to the Fund’s shares. Ratings may change.

55

Hartford Value HLS Fund inception 04/30/2001

(sub-advised by Wellington Management Company LLP)	Investment objective – The Fund seeks long-term total return.

The chart above represents the hypothetical growth of a $10,000 investment in Class IA. Growth results in classes other than Class IA will vary from what is seen above due to differences in the expenses charged to those share classes.

Average Annual Total Return (as of 6/30/15)

	6 Months[1]	1 Year	5 Years	10 Years
Value IA	1.01%	5.75%	15.99%	8.52%
Value IB	0.83%	5.44%	15.70%	8.25%
Russell 1000 Value Index	-0.61%	4.13%	16.50%	7.05%

[1]	Not Annualized

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. To obtain performance data current to the most recent month-end, please visit our website www.hartfordfunds.com.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on June 30, 2015, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies, based on total market capitalizations.

The index is unmanaged, and its results include reinvested dividends and/or distributions, but do not reflect the effect of sales charges, commissions, expenses or taxes.

You cannot invest directly in an index.

As shown in the Fund’s current prospectus dated May 1, 2015, the total annual fund operating expense ratios for Class IA and Class IB were 0.77% and 1.02%,

respectively. Actual expenses may be higher. Please see the accompanying Financial Highlights for expense ratios for the six-month period ended June 30, 2015.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Main Risks section of this report. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

The chart and table do not reflect the deductions of taxes, sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees or expenses would lower the contract’s or plan’s performance.

56

Hartford Value HLS Fund

Manager Discussion

June 30, 2015 (Unaudited)

Karen H. Grimes, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

W. Michael Reckmeyer, III, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

Ian R. Link, CFA

Senior Managing Director and Equity Portfolio Manager

Wellington Management Company LLP

How did the Fund perform?

The Class IA shares of the Hartford Value HLS Fund returned 1.01% for the six-month period ended June 30, 2015, outperforming the benchmark, the Russell 1000 Value Index, which returned -0.61% for the same period. The Fund also outperformed the 0.40% average return of the Lipper Large Cap Value Funds peer group, a group of funds with investment strategies similar to those of the Fund.

Why did the Fund perform this way?

U.S. equities, as measured by the S&P 500 Index, rose for the period, notwithstanding significant volatility. The S&P 500 Index finished 2014 with strong gains, retreated briefly, but then reached new all-time highs on March 2, April 24, and May 21. Stocks fell in January, which was the worst monthly return for U.S. stocks in a year. Despite a positive overall scorecard, earnings sentiment was fairly negative among many investors, in part due to a strengthening U.S. Dollar negatively affecting exports and making future growth difficult and some accompanying high-profile earnings guidance disappointments. Equities rebounded in February, posting their best monthly gain since October 2011. The market pulled back again in early March as soft manufacturing data, potentially negative currency- and oil-related earnings, and valuation concerns weighed on investors’ minds. However, risk appetites increased after the March 18 Federal Open Market Committee statement underlined the U.S. Federal Reserve’s (Fed) hesitation to raise rates as U.S. domestic inflation remained subdued and other major central banks maintained an easing bias. In April, the tech-heavy Nasdaq Composite topped the 5,000 mark for the first time since the dot-com bubble and broke its closing record from March 2000. Continued strong merger and acquisition (M&A) activity, a rebound in hiring, and solid housing data helped to fuel risk appetites. May marked the second-best month ever for M&A activity involving U.S. companies with $234 billion in announcements. Stocks ended the period on a sour note after negotiations between Greece and its creditors broke down in late June. U.S. equities fell 1.9% in June despite promising data releases and an upbeat economic assessment by the Fed. Returns varied noticeably by market-cap, as small- and mid-cap stocks outperformed large-cap stocks.

In this environment, five of the ten sectors within the Russell 1000 Value Index posted positive returns during the period. Healthcare (+10%), Telecommunication Services (+6%), and Consumer Discretionary (+2%) gained the most, while Utilities (-11%), Information Technology (-7%), and Energy (-7%) lagged on a relative basis.

The Fund’s outperformance versus the Russell 1000 Value Index during the period was primarily driven by positive security selection. Strong stock selection within the Consumer Staples, Financials, and Information Technology sectors more than offset weaker selection within the Healthcare and Telecommunication Services sectors. Sector allocation, a residual of the bottom-up stock selection process, also contributed to performance, largely due to an underweight allocation to Utilities and an overweight allocation to Consumer Discretionary which more than offset the negative impact of an overweight to Information Technology.

The largest contributors to returns relative to the Russell 1000 Value Index were Kraft Foods Group (Consumer Staples), Procter & Gamble (Consumer Staples), and Spirit AeroSystems (Industrials). Shares of Kraft Foods Group, a packaged food company, rose during the period on news of its merger with Heinz, a move that was viewed favorably by investors. Shares of Procter & Gamble, a U.S.-based global leader focused on providing consumer packaged goods, declined during the period after the company lowered fiscal-year 2015 organic sales estimates and announced it was closing a manufacturing plant in Puerto Rico. Not owning the weak-performing benchmark constituent contributed to relative returns during the period. Shares of Spirit AeroSystems, an aerospace original equipment manufacturer, rose during the period after the company reported better-than-expected first-quarter profits and revenue due to strong demand for commercial planes. Top absolute contributors during the period included UnitedHealth Group (Healthcare) and JPMorgan Chase (Financials).

Among the top detractors from returns relative to the Russell 1000 Value Index were EMC (Information Technology), Eli Lily (Healthcare), and AT&T (Telecommunication Services). Shares of EMC, the largest data storage provider in the U.S., fell during the

57

Hartford Value HLS Fund

Manager Discussion – (continued)

June 30, 2015 (Unaudited)

period due to concerns regarding weakness in demand from Europe and emerging markets, as well as softness in the U.S., which investors worried would continue to weigh on the stock price in the near term. Shares of Eli Lily, a U.S.-based company engaged in the drug manufacturing business, rose during the period as investors anticipated the company would announce positive long-term data on its Alzheimer’s drug. Not owning the strong performing benchmark-constituent detracted from returns during the period. Shares of AT&T, a U.S.-based telecommunications provider, rose during the period after the company reported better-than-expected first quarter earnings. Not owning the strong performing benchmark-constituent detracted returns during the period. Intel (Information Technology) and Chevron (Energy) also detracted on an absolute basis.

Derivatives are not used in a significant manner in this Fund and did not have a material impact on performance during the period.

What is the outlook?

Looking forward to the second half of 2015, we perceive increased geopolitical uncertainty globally, with Greece and China being key recent examples. While we believe that conditions within the U.S. have been tracking positively, we remain diligent in applying our process to seek to find quality companies with a combination of superior total return potential, stable dividends, and discounted valuations. We are monitoring developments and focusing on company specific catalysts as a basis for each position. We believe that the current portfolio includes a range of positions with company-specific drivers and the potential to add value across a number of economic environments. Based on individual stock decisions, the Fund ended the period most overweight the Consumer Discretionary, and Industrials sectors, and most underweight the Energy and Utilities sectors relative to the Russell 1000 Value Index.

Diversification by Sector

as of June 30, 2015 (Unaudited)

Sector	Percentage of Net Assets
Equity Securities
Consumer Discretionary	12.3%
Consumer Staples	5.0
Energy	10.7
Financials	27.2
Health Care	12.9
Industrials	12.1
Information Technology	11.4
Materials	3.9
Telecommunication Services	1.5
Utilities	2.4

Total	99.4%

Short-Term Investments	0.5
Other Assets & Liabilities	0.1

Total	100.0%

A sector may be comprised of several industries. For Fund compliance purposes, the Fund may not use the same classification system and these sector classifications are used for reporting ease.

58

Hartford Balanced HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.0%
	Automobiles & Components - 0.5%
929,750	Ford Motor Co.	$13,955,548

	Banks - 6.7%
589,480	Citigroup, Inc.	32,562,875
798,550	JP Morgan Chase & Co.	54,109,748
116,990	M&T Bank Corp.	14,615,561
312,450	PNC Financial Services Group, Inc.	29,885,842
946,520	Wells Fargo & Co.	53,232,285

		184,406,311

	Capital Goods - 4.4%
218,410	3M Co.	33,700,663
401,070	Eaton Corp. plc	27,068,214
409,420	Fortune Brands Home & Security, Inc.	18,759,625
335,060	Ingersoll-Rand plc	22,589,745
163,760	United Technologies Corp.	18,165,897

		120,284,144

	Commercial & Professional Services - 0.4%
245,700	Nielsen N.V.	10,999,989

	Consumer Durables & Apparel - 0.5%
122,680	PVH Corp.	14,132,736

	Consumer Services - 0.9%
94,200	McDonald’s Corp.	8,955,594
270,500	Norwegian Cruise Line Holdings Ltd.*	15,158,820

		24,114,414

	Diversified Financials - 3.0%
129,360	Ameriprise Financial, Inc.	16,160,945
80,610	BlackRock, Inc.	27,889,448
90,800	Goldman Sachs Group, Inc.	18,958,132
532,930	Invesco Ltd.	19,979,545

		82,988,070

	Energy - 4.8%
219,880	Anadarko Petroleum Corp.	17,163,833
209,250	Chevron Corp.	20,186,347
161,850	EOG Resources, Inc.	14,169,968
343,710	Exxon Mobil Corp.	28,596,672
378,050	Halliburton Co.	16,282,614
604,000	Marathon Oil Corp.	16,030,160
188,960	Occidental Petroleum Corp.	14,695,419
246,710	Southwestern Energy Co.*	5,607,718

		132,732,731

	Food & Staples Retailing - 1.2%
312,710	CVS Health Corp.	32,797,025

	Food, Beverage & Tobacco - 3.2%
113,870	Anheuser-Busch InBev N.V. ADR	13,740,693
333,945	British American Tobacco plc	17,980,434
423,280	Coca-Cola Co.	16,605,274
250,156	Kraft Foods Group, Inc.	21,298,282
476,850	Mondelez International, Inc. Class A	19,617,609

		89,242,292

	Health Care Equipment & Services - 3.0%
223,900	Baxter International, Inc.	15,657,327
511,305	Medtronic plc	37,887,700
248,540	UnitedHealth Group, Inc.	30,321,880

		83,866,907

Shares or Principal Amount		Market Value†
COMMON STOCKS - 64.0% - (continued)
	Household & Personal Products - 0.6%
178,900	Estee Lauder Cos., Inc. Class A	$15,503,474

	Insurance - 2.4%
380,330	American International Group, Inc.	23,512,001
574,580	Marsh & McLennan Cos., Inc.	32,578,686
245,530	Unum Group	8,777,697

		64,868,384

	Materials - 1.7%
422,530	Dow Chemical Co.	21,620,860
346,960	International Paper Co.	16,511,827
215,660	Nucor Corp.	9,504,136

		47,636,823

	Media - 2.5%
271,750	CBS Corp. Class B	15,082,125
322,920	Comcast Corp. Class A	19,420,409
397,440	Thomson Reuters Corp.	15,130,541
166,160	Walt Disney Co.	18,965,502

		68,598,577

	Pharmaceuticals, Biotechnology & Life Sciences - 9.0%
264,560	Agilent Technologies, Inc.	10,206,725
66,200	Allergan plc*	20,089,052
153,970	Amgen, Inc.	23,637,474
279,020	AstraZeneca plc ADR	17,776,364
541,700	Bristol-Myers Squibb Co.	36,044,718
270,610	Gilead Sciences, Inc.	31,683,019
768,800	Merck & Co., Inc.	43,767,784
72,835	Roche Holding AG	20,422,309
335,399	UCB S.A.	24,116,929
150,880	Vertex Pharmaceuticals, Inc.*	18,630,662

		246,375,036

	Real Estate - 0.2%
264,270	Paramount Group, Inc. REIT	4,534,873

	Retailing - 2.7%
11,702,200	Allstar Co.*(1)(2)	12,287,310
207,800	Dollar General Corp.	16,154,372
256,450	Home Depot, Inc.	28,499,288
219,330	Nordstrom, Inc.	16,340,085

		73,281,055

	Semiconductors & Semiconductor Equipment - 3.8%
296,700	Analog Devices, Inc.	19,043,690
974,870	Intel Corp.	29,650,671
1,531,760	Marvell Technology Group Ltd.	20,196,256
1,008,580	Maxim Integrated Products, Inc.	34,871,653

		103,762,270

	Software & Services - 6.3%
272,900	Accenture plc Class A	26,411,262
299,580	eBay, Inc.*	18,046,699
73,785	Google, Inc. Class C*	38,405,830
1,052,470	Microsoft Corp.	46,466,551
481,410	Oracle Corp.	19,400,823
1,009,110	Symantec Corp.	23,461,808

		172,192,973

	Technology Hardware & Equipment - 4.3%
510,060	Apple, Inc.	63,974,275
1,982,450	Cisco Systems, Inc.	54,438,077

		118,412,352

The accompanying notes are an integral part of these financial statements.

59

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
COMMON STOCKS - 64.0% - (continued)
		Telecommunication Services - 0.3%
$	194,130	Verizon Communications, Inc.	$9,048,399

		Transportation - 0.5%
	155,900	Union Pacific Corp.	14,868,183

		Utilities - 1.1%
	303,170	NextEra Energy, Inc.	29,719,755

		Total Common Stocks (cost $1,230,137,837)	$1,758,322,321

ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6%
		Asset-Backed - Automobile - 0.6%
$	225,000	CarMax Automotive Owner Trust 1.95%, 09/16/2019	$224,862
	1,245,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(3)	1,244,851
	1,782,483	Exeter Automobile Receivables Trust 1.54%, 11/15/2019(3)	1,782,222
	1,625,000	First Investors Automotive Owner Trust 1.67%, 11/16/2020(3)	1,623,778
	515,000	Hyundai Automotive Receivables Trust 2.48%, 03/15/2019	528,378
	600,000	Prestige Automotive Receivables Trust 1.91%, 04/15/2020(3)	600,926
		Santander Drive Automotive Receivables Trust
	1,630,000	1.97%, 11/15/2019	1,635,441
	675,000	2.25%, 06/17/2019	683,153
	400,000	2.33%, 11/15/2019	405,030
	2,420,000	2.36%, 04/15/2020	2,436,507
	655,000	2.57%, 03/15/2019	664,118
		Westlake Automobile Receivables Trust
	1,585,059	0.97%, 10/16/2017(3)	1,584,678
	1,355,000	1.83%, 01/15/2021(3)	1,354,729

			14,768,673

		Asset-Backed - Finance & Insurance - 0.5%
		Ally Master Owner Trust
	4,885,000	1.54%, 09/15/2019	4,898,199
	4,890,000	1.60%, 10/15/2019	4,910,768
	430,000	Ford Credit Floorplan Master Owner Trust 2.09%, 03/15/2022(3)	427,371
	1,565,000	SBA Tower Trust 2.90%, 10/15/2044(3)(4)	1,572,836
		Springleaf Funding Trust
	1,765,000	3.16%, 11/15/2024(3)	1,785,938
	755,000	3.48%, 05/15/2028(3)	756,138

			14,351,250

		Asset-Backed - Home Equity - 0.0%
	7,906	New Century Home Equity Loan Trust 0.77%, 03/25/2035(4)	7,891

		Commercial Mortgage-Backed Securities - 0.5%
	1,765,000	Hilton USA Trust 2.66%, 11/05/2030(3)	1,753,829
	2,368,763	JP Morgan Chase Commercial Mortgage Securities Trust 5.89%, 02/12/2049(4)	2,513,490
	1,018,490	LB-UBS Commercial Mortgage Trust 6.32%, 04/15/2041(4)	1,106,315
	3,676,034	Merrill Lynch/Countrywide Commercial Mortgage Trust 5.81%, 06/12/2050(4)	3,915,130

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 1.6% - (continued)
		Commercial Mortgage-Backed Securities - 0.5% - (continued)
$	2,500,000	SFAVE Commercial Mortgage Securities Trust 4.14%, 01/05/2035(3)(4)	$2,391,623
	2,290,371	Wachovia Bank Commercial Mortgage Trust 5.31%, 11/15/2048	2,380,960

			14,061,347

		Asset-Backed - Home Equity - 0.0%
		Total Asset & Commercial Mortgage Backed Securities (cost $43,445,001)	$43,189,161

CORPORATE BONDS - 14.2%
		Aerospace/Defense - 0.0%
	365,000	United Technologies Corp. 3.10%, 06/01/2022	$367,902

		Agriculture - 0.3%
		Altria Group, Inc.
	1,950,000	4.50%, 05/02/2043	1,806,047
	1,995,000	4.75%, 05/05/2021	2,161,890
		BAT International Finance plc
	685,000	2.75%, 06/15/2020(3)	688,886
	2,775,000	3.25%, 06/07/2022(3)	2,752,608
	290,000	3.50%, 06/15/2022(3)	292,644
	270,000	Philip Morris International, Inc. 5.65%, 05/16/2018	299,847

			8,001,922

		Airlines - 0.4%
	3,347,232	Continental Airlines, Inc. 5.98%, 10/19/2023	3,732,164
		Southwest Airlines Co.
	2,700,000	5.75%, 12/15/2016	2,873,267
	2,514,639	6.15%, 02/01/2024	2,879,261

			9,484,692

		Auto Manufacturers - 0.3%
	5,600,000	Daimler Finance NA LLC 2.63%, 09/15/2016(3)	5,693,772
	2,985,000	Ford Motor Credit Co. LLC 2.38%, 03/12/2019	2,975,376
	580,000	Volkswagen Group of America Finance LLC 2.45%, 11/20/2019(3)	581,989

			9,251,137

		Beverages - 0.3%
	3,205,000	Anheuser-Busch InBev Worldwide, Inc. 7.75%, 01/15/2019	3,804,165
		Coca-Cola Femsa S.A.B. de C.V.
	1,176,000	2.38%, 11/26/2018	1,192,582
	1,300,000	3.88%, 11/26/2023	1,352,416
		Heineken N.V.
	1,330,000	2.75%, 04/01/2023(3)	1,288,217
	50,000	4.00%, 10/01/2042(3)	45,053
		Molson Coors Brewing Co.
	60,000	2.00%, 05/01/2017	60,629
	765,000	3.50%, 05/01/2022	771,851
	495,000	5.00%, 05/01/2042	481,888

			8,996,801

		Biotechnology - 0.1%
		Celgene Corp.
	230,000	2.25%, 05/15/2019	230,449
	535,000	3.63%, 05/15/2024	534,321

The accompanying notes are an integral part of these financial statements.

60

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Biotechnology - 0.1% - (continued)
		Gilead Sciences, Inc.
$	935,000	3.50%, 02/01/2025	$936,362
	930,000	3.70%, 04/01/2024	950,307
	405,000	4.50%, 02/01/2045	403,439

			3,054,878

		Chemicals - 0.1%
	1,145,000	LyondellBasell Industries 4.63%, 02/26/2055	1,008,336
	300,000	Monsanto Co. 4.70%, 07/15/2064	259,707

			1,268,043

		Commercial Banks - 3.8%
	6,350,000	American Express Centurion Bank 6.00%, 09/13/2017	6,942,004
		Bank of America Corp.
	3,400,000	4.20%, 08/26/2024	3,391,813
	1,655,000	5.00%, 05/13/2021	1,816,804
		Bank of New York Mellon Corp.
	2,020,000	2.15%, 02/24/2020	1,998,687
	925,000	3.00%, 02/24/2025	896,172
		Barclays Bank plc
	1,100,000	2.50%, 02/20/2019	1,107,337
	1,300,000	3.75%, 05/15/2024	1,305,660
	800,000	6.05%, 12/04/2017(3)	870,431
		BNP Paribas S.A.
	2,075,000	2.40%, 12/12/2018	2,099,226
	305,000	3.25%, 03/03/2023	302,713
		BPCE S.A.
	365,000	2.50%, 12/10/2018	370,336
	1,000,000	2.50%, 07/15/2019	1,008,062
	1,075,000	4.00%, 04/15/2024	1,085,255
	1,275,000	5.15%, 07/21/2024(3)	1,295,352
	2,875,000	Capital One Financial Corp. 3.75%, 04/24/2024	2,861,772
		Citigroup, Inc.
	1,220,000	2.50%, 07/29/2019	1,221,790
	1,000,000	4.95%, 11/07/2043	1,036,725
	690,000	5.30%, 05/06/2044	702,440
	2,700,000	6.13%, 05/15/2018	3,012,957
	520,000	8.13%, 07/15/2039	746,388
	505,000	Compass Bank 2.75%, 09/29/2019	503,752
		Credit Agricole S.A.
	1,950,000	2.50%, 04/15/2019(3)	1,955,095
	790,000	4.38%, 03/17/2025(3)	756,757
	1,100,000	Credit Suisse Group Funding Guernsey Ltd. 3.75%, 03/26/2025(3)	1,058,940
		Credit Suisse New York
	945,000	2.30%, 05/28/2019	943,359
	855,000	3.00%, 10/29/2021	848,333
	520,000	3.63%, 09/09/2024	516,911
	300,000	Fifth Third Bancorp 2.88%, 10/01/2021	297,050
		Goldman Sachs Group, Inc.
	3,335,000	2.38%, 01/22/2018	3,385,725
	2,975,000	5.63%, 01/15/2017	3,150,278
	1,700,000	6.15%, 04/01/2018	1,890,196
	2,590,000	6.25%, 02/01/2041	3,065,384

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Commercial Banks - 3.8% - (continued)
$	3,010,000	HSBC Holdings plc 6.10%, 01/14/2042	$3,643,265
		Huntington National Bank
	760,000	2.20%, 04/01/2019	755,479
	1,490,000	2.40%, 04/01/2020	1,473,351
	5,200,000	ING Bank N.V. 3.75%, 03/07/2017(3)	5,402,977
		JP Morgan Chase & Co.
	2,240,000	3.25%, 09/23/2022	2,225,469
	850,000	3.38%, 05/01/2023	825,366
	2,000,000	4.95%, 03/25/2020	2,204,550
	1,080,000	5.40%, 01/06/2042	1,193,292
	2,600,000	Korea Development Bank 2.50%, 03/11/2020	2,609,487
	470,000	Macquarie Bank Ltd. 2.40%, 01/21/2020(3)	467,961
		Merrill Lynch & Co., Inc.
	1,000,000	6.40%, 08/28/2017	1,096,438
	6,000,000	6.88%, 04/25/2018	6,778,086
		Morgan Stanley
	4,875,000	2.50%, 01/24/2019	4,920,216
	1,000,000	3.70%, 10/23/2024	995,951
	515,000	4.30%, 01/27/2045	481,214
	250,000	5.63%, 09/23/2019	280,149
	4,250,000	National City Corp. 6.88%, 05/15/2019	4,928,835
	4,795,000	Sovereign Bancorp, Inc. 8.75%, 05/30/2018	5,589,124
	780,000	U.S. Bancorp 3.70%, 01/30/2024	807,506
	235,000	UBS AG Stamford CT 5.88%, 12/20/2017	258,528
	1,000,000	Wachovia Corp. 5.75%, 06/15/2017	1,086,175
	4,344,000	Wells Fargo & Co. 4.48%, 01/16/2024	4,573,107

			105,040,230

		Commercial Services - 0.2%
	765,000	Catholic Health Initiatives 2.60%, 08/01/2018	777,886
		ERAC USA Finance Co.
	655,000	2.35%, 10/15/2019(3)	650,717
	340,000	2.75%, 03/15/2017(3)	348,287
	1,800,000	4.50%, 08/16/2021(3)	1,943,305
	1,500,000	5.63%, 03/15/2042(3)	1,607,529

			5,327,724

		Country Funds-Closed-end - 0.1%
	2,475,000	CDP Financial, Inc. 4.40%, 11/25/2019(3)	2,707,893

		Diversified Financial Services - 1.1%
	1,655,000	Capital One Bank 2.15%, 11/21/2018	1,653,057
	3,620,000	Discover Financial Services 6.45%, 06/12/2017	3,931,606
	614,000	Eaton Vance Corp. 6.50%, 10/02/2017	676,819
		General Electric Capital Corp.
	4,300,000	4.63%, 01/07/2021	4,734,313
	5,000,000	5.88%, 01/14/2038	5,980,150

The accompanying notes are an integral part of these financial statements.

61

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Diversified Financial Services - 1.1% - (continued)
$	10,746,929	Postal Square L.P. 8.95%, 06/15/2022	$13,025,998
		Synchrony Financial
	520,000	2.70%, 02/03/2020	513,664
	355,000	3.00%, 08/15/2019	357,527

			30,873,134

		Electric - 0.7%
	1,700,000	Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	1,673,016
	2,605,000	Consolidated Edison Co. of New York, Inc. 5.30%, 12/01/2016	2,744,758
	2,850,000	Dominion Resources, Inc. 3.63%, 12/01/2024	2,826,049
		Electricitie De France
	385,000	4.88%, 01/22/2044(3)	401,612
	2,375,000	5.63%, 01/22/2024(3)(4)(5)	2,415,375
	285,000	Eversource Energy 3.15%, 01/15/2025	275,372
	1,275,000	Indianapolis Power and Light 6.60%, 06/01/2037(3)	1,599,278
	340,000	NiSource Finance Corp. 4.80%, 02/15/2044	346,680
		Pacific Gas & Electric Co.
	695,000	3.85%, 11/15/2023	720,923
	435,000	5.13%, 11/15/2043	470,392
	4,000,000	Southern California Edison Co. 5.55%, 01/15/2037	4,652,008
	1,795,000	State Grid Overseas Investment 2.75%, 05/07/2019(3)	1,813,128

			19,938,591

		Food - 0.4%
	210,000	ConAgra Foods, Inc. 1.90%, 01/25/2018	206,871
	630,000	Grupo Bimbo S.A.B. de C.V. 3.88%, 06/27/2024(3)	627,902
	2,030,000	HJ Heinz Co. 3.50%, 07/15/2022(3)(6)	2,034,763
	555,000	Kraft Foods Group, Inc. 2.25%, 06/05/2017	562,571
		Kroger Co.
	620,000	3.30%, 01/15/2021	632,826
	1,065,000	4.00%, 02/01/2024	1,099,936
		Mondelez International, Inc.
	225,000	4.00%, 02/01/2024	233,038
	3,800,000	4.13%, 02/09/2016	3,872,189
		Sysco Corp.
	415,000	3.00%, 10/02/2021	419,150
	235,000	3.50%, 10/02/2024	237,350
	340,000	4.35%, 10/02/2034	343,400

			10,269,996

		Gas - 0.2%
	5,875,000	Atmos Energy Corp. 6.35%, 06/15/2017	6,446,961

		Healthcare-Products - 0.1%
		Medtronic, Inc.
	545,000	2.50%, 03/15/2020(3)	545,910
	775,000	3.15%, 03/15/2022(3)	778,472
	1,230,000	3.50%, 03/15/2025(3)	1,225,802

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Healthcare-Products - 0.1% - (continued)
$	310,000	3.63%, 03/15/2024(3)	$317,795
	205,000	4.38%, 03/15/2035(3)	203,427

			3,071,406

		Healthcare-Services - 0.2%
	421,000	Anthem, Inc. 3.30%, 01/15/2023	404,621
	2,125,000	Cigna Corp. 3.25%, 04/15/2025	2,038,342
		Dignity Health
	180,000	2.64%, 11/01/2019	181,800
	380,000	3.81%, 11/01/2024	389,158
		Kaiser Foundation Hospitals
	521,000	3.50%, 04/01/2022	527,498
	640,000	4.88%, 04/01/2042	669,563
	385,000	Memorial Sloan-Kettering Cancer Center 4.20%, 07/01/2055	347,659
	950,000	NewYork-Presbyterian Hospital 4.02%, 08/01/2045	866,598

			5,425,239

		Holding Companies-Diversified - 0.0%
	1,000,000	Hutchison Whampoa International Ltd. 3.63%, 10/31/2024(3)	983,763

		Household Products - 0.3%
	7,326,976	Procter & Gamble Co. 9.36%, 01/01/2021	8,905,375

		Insurance - 0.3%
	840,000	Ace INA Holdings, Inc. 3.35%, 05/15/2024	841,163
	1,570,000	American International Group, Inc. 3.88%, 01/15/2035	1,418,076
	200,000	Five Corners Funding Trust 4.42%, 11/15/2023(3)	206,592
	550,000	Liberty Mutual Group, Inc. 4.25%, 06/15/2023(3)	565,623
	835,000	Loews Corp. 2.63%, 05/15/2023	798,403
		MetLife, Inc.
	305,000	1.90%, 12/15/2017	306,340
	2,205,000	3.60%, 04/10/2024	2,223,674
	795,000	4.88%, 11/13/2043	825,095
	1,500,000	Prudential Financial, Inc. 3.50%, 05/15/2024	1,482,888
	505,000	Teachers Insurance & Annuity Association of America 4.90%, 09/15/2044(3)	514,979

			9,182,833

		Internet - 0.1%
	200,000	Alibaba Group Holding Ltd. 2.50%, 11/28/2019(3)	197,817
		Amazon.com, Inc.
	1,250,000	2.50%, 11/29/2022	1,183,911
	465,000	4.80%, 12/05/2034	461,881
	570,000	4.95%, 12/05/2044	555,462

			2,399,071

The accompanying notes are an integral part of these financial statements.

62

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		IT Services - 0.2%
		Apple, Inc.
$	1,500,000	2.85%, 05/06/2021	$1,522,047
	1,360,000	3.45%, 05/06/2024	1,386,838
	175,000	4.45%, 05/06/2044	174,753
	1,851,000	EMC Corp. 1.88%, 06/01/2018	1,854,588

			4,938,226

		Machinery-Construction & Mining - 0.1%
	2,000,000	Caterpillar Financial Services Corp. 3.30%, 06/09/2024	2,015,160
		Caterpillar, Inc.
	835,000	3.40%, 05/15/2024	847,700
	450,000	4.30%, 05/15/2044	442,057

			3,304,917

		Media - 0.7%
		21st Century Fox America, Inc.
	385,000	4.00%, 10/01/2023	396,666
	1,275,000	4.50%, 02/15/2021	1,384,260
	2,450,000	Comcast Corp. 4.40%, 08/15/2035	2,432,781
	2,320,000	Cox Communications, Inc. 4.80%, 02/01/2035(3)	2,141,492
		DirecTV Holdings LLC
	355,000	3.95%, 01/15/2025	348,047
	2,185,000	4.45%, 04/01/2024	2,235,932
	280,000	Discovery Communications, Inc. 3.25%, 04/01/2023	269,542
	420,000	Grupo Televisa S.A.B. de C.V. 5.00%, 05/13/2045	400,680
		Sky plc
	1,265,000	2.63%, 09/16/2019(3)	1,256,436
	2,386,000	3.75%, 09/16/2024(3)	2,329,344
		Time Warner Cable, Inc.
	4,120,000	5.85%, 05/01/2017	4,399,616
	395,000	6.55%, 05/01/2037	411,205
	250,000	7.30%, 07/01/2038	281,677
	480,000	8.25%, 04/01/2019	564,526
	40,000	8.75%, 02/14/2019	47,506
	130,000	Time Warner Entertainment Co., L.P. 8.38%, 03/15/2023	161,605
	835,000	Viacom, Inc. 3.88%, 12/15/2021	847,047

			19,908,362

		Mining - 0.1%
	1,720,000	BHP Billiton Finance USA Ltd. 3.85%, 09/30/2023	1,766,210
	1,905,000	Rio Tinto Finance USA Ltd. 3.75%, 09/20/2021	1,974,191

			3,740,401

		Miscellaneous Manufacturing - 0.0%
	450,000	Parker-Hannifin Corp. 4.45%, 11/21/2044	453,388

		Oil & Gas - 1.0%
	2,450,000	BG Energy Capital plc 4.00%, 10/15/2021(3)	2,599,097
		BP Capital Markets plc
	655,000	2.32%, 02/13/2020	652,392
	1,640,000	3.51%, 03/17/2025	1,617,306

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Oil & Gas - 1.0% - (continued)
$	140,000	3.99%, 09/26/2023	$144,884
	2,850,000	4.75%, 03/10/2019	3,118,362
		ConocoPhillips Co.
	200,000	2.88%, 11/15/2021	201,737
	395,000	4.30%, 11/15/2044	377,627
		Devon Energy Corp.
	370,000	3.25%, 05/15/2022	365,695
	705,000	5.00%, 06/15/2045	695,986
	2,785,000	EnCana Corp. 6.50%, 05/15/2019	3,161,808
	360,000	Phillips 66 4.88%, 11/15/2044	343,848
	3,540,000	Pioneer Natural Resources Co. 7.50%, 01/15/2020	4,165,129
	500,000	Shell International Finance B.V. 4.38%, 03/25/2020	547,386
	3,950,000	Sinopec Group Overseas Development 2015 Ltd. 2.50%, 04/28/2020(3)	3,890,513
		Statoil ASA
	340,000	2.25%, 11/08/2019	341,023
	160,000	2.45%, 01/17/2023	154,196
	145,000	2.65%, 01/15/2024	138,760
	495,000	2.75%, 11/10/2021	494,355
	1,850,000	2.90%, 11/08/2020	1,895,438
	210,000	3.25%, 11/10/2024	208,797
	45,000	3.70%, 03/01/2024	46,510
	615,000	Suncor Energy, Inc. 3.60%, 12/01/2024	612,000
	1,375,000	Total Capital International S.A. 2.70%, 01/25/2023	1,335,357

			27,108,206

		Oil & Gas Services - 0.1%
	1,625,000	Schlumberger Investment S.A. 3.65%, 12/01/2023	1,679,307

		Pharmaceuticals - 0.9%
		AbbVie, Inc.
	435,000	2.50%, 05/14/2020	430,537
	270,000	3.20%, 11/06/2022	267,355
		Actavis Funding SCS
	1,035,000	3.00%, 03/12/2020	1,037,347
	1,400,000	3.45%, 03/15/2022	1,386,739
	655,000	3.80%, 03/15/2025	643,421
	1,200,000	4.85%, 06/15/2044	1,157,753
	710,000	Baxalta, Inc. 3.60%, 06/23/2022(3)	709,561
		Bayer US Finance LLC
	260,000	2.38%, 10/08/2019(3)	260,922
	1,215,000	3.00%, 10/08/2021(3)	1,223,840
	395,000	3.38%, 10/08/2024(3)	392,920
		Cardinal Health, Inc.
	990,000	2.40%, 11/15/2019	982,012
	880,000	3.50%, 11/15/2024	865,372
	1,035,000	4.50%, 11/15/2044	982,673
	450,000	Eli Lilly & Co. 2.75%, 06/01/2025	434,727
		EMD Finance LLC
	2,015,000	2.95%, 03/19/2022(3)	1,972,254
	3,000,000	3.25%, 03/19/2025(3)	2,911,797

The accompanying notes are an integral part of these financial statements.

63

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Pharmaceuticals - 0.9% - (continued)
		Express Scripts Holding Co.
$	1,525,000	2.25%, 06/15/2019	$1,512,652
	2,195,000	3.50%, 06/15/2024	2,146,829
	305,000	Forest Laboratories, Inc. 4.88%, 02/15/2021(3)	330,686
		McKesson Corp.
	100,000	2.85%, 03/15/2023	95,507
	990,000	3.80%, 03/15/2024	1,001,384
		Merck & Co., Inc.
	1,960,000	2.75%, 02/10/2025	1,879,513
	1,640,000	2.80%, 05/18/2023	1,613,575
	630,000	4.15%, 05/18/2043	612,376

			24,851,752

		Pipelines - 0.4%
	990,000	Columbia Pipeline Group, Inc. 2.45%, 06/01/2018(3)	997,645
	2,600,000	Energy Transfer Partners L.P. 5.15%, 03/15/2045	2,297,240
	2,850,000	Kinder Morgan Energy Partners L.P. 6.95%, 01/15/2038	3,062,855
	2,425,000	Phillips 66 Partners L.P. 3.61%, 02/15/2025	2,282,192
	2,470,000	Western Gas Partners L.P. 4.00%, 07/01/2022	2,478,561

			11,118,493

		Real Estate - 0.1%
		WEA Finance LLC / Westfield UK & Europe Finance plc
	480,000	1.75%, 09/15/2017(3)	481,339
	730,000	2.70%, 09/17/2019(3)	731,075

			1,212,414

		Real Estate Investment Trusts - 0.4%
	975,000	American Tower Corp. 3.45%, 09/15/2021	970,299
	760,000	Avalonbay Communities, Inc. 3.63%, 10/01/2020	791,821
	2,010,000	Brandywine Operating Partnership L.P. 6.00%, 04/01/2016	2,075,239
		HCP, Inc.
	2,960,000	4.00%, 06/01/2025	2,897,849
	2,030,000	6.00%, 01/30/2017	2,165,509
	1,735,000	Scentre Group 2.38%, 11/05/2019(3)	1,728,823

			10,629,540

		Retail - 0.3%
		AutoZone, Inc.
	900,000	3.13%, 07/15/2023	872,784
	1,908,000	3.70%, 04/15/2022	1,956,293
	2,100,000	CVS Health Corp. 4.00%, 12/05/2023	2,169,275
	325,000	Home Depot, Inc. 4.40%, 03/15/2045	324,532
	2,650,000	Lowe’s Cos., Inc. 4.63%, 04/15/2020	2,900,923

			8,223,807

		Savings & Loans - 0.1%
	1,610,000	Nationwide Building Society 2.35%, 01/21/2020(3)	1,604,363

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 14.2% - (continued)
		Telecommunications - 0.7%
		America Movil S.A.B. de C.V.
$	635,000	3.13%, 07/16/2022	$626,517
	530,000	4.38%, 07/16/2042	492,190
	1,000,000	AT&T, Inc. 6.80%, 05/15/2036	1,163,696
	715,000	GTP Acquisition Partners I LLC 2.35%, 06/15/2045(3)	712,771
	3,200,000	Orange S.A. 4.13%, 09/14/2021	3,384,851
		Verizon Communications, Inc.
	425,000	3.45%, 03/15/2021	433,214
	2,415,000	3.50%, 11/01/2021	2,448,247
	4,795,000	4.50%, 09/15/2020	5,172,534
	2,386,000	4.52%, 09/15/2048(3)	2,096,142
	715,000	4.75%, 11/01/2041	669,739
	263,000	6.40%, 09/15/2033	301,382

			17,501,283

		Transportation - 0.1%
		FedEx Corp.
	270,000	2.63%, 08/01/2022	261,719
	405,000	2.70%, 04/15/2023	388,674
	845,000	4.90%, 01/15/2034	876,002
	1,435,000	5.10%, 01/15/2044	1,480,307
			3,006,702

		Total Corporate Bonds (cost $375,352,068)	$390,278,752

FOREIGN GOVERNMENT OBLIGATIONS - 0.1%
		Mexico - 0.1%
		Mexico Government International Bond
$	1,674,000	3.50%, 01/21/2021	1,707,480
	2,375,000	3.60%, 01/30/2025	2,341,750

		Total Foreign Government Obligations (cost $4,022,208)	$4,049,230

MUNICIPAL BONDS - 1.2%
		General - 0.0%
$	495,000	Chicago Transit Auth. 6.90%, 12/01/2040	$570,324

		General Obligation - 0.3%
	1,235,000	California State GO, Taxable 7.55%, 04/01/2039	1,785,279
	685,000	Chicago, IL, Metropolitan Water Reclamation GO 5.72%, 12/01/2038	809,314
	1,120,000	Illinois State, GO 5.10%, 06/01/2033	1,043,784
	4,300,000	Los Angeles, CA, USD GO 5.75%, 07/01/2034	5,159,183

			8,797,560

		Higher Education - 0.1%
	1,960,000	University of California, Build America Bonds Rev 5.77%, 05/15/2043	2,387,397

		Medical - 0.1%
	1,935,000	University of California, Regents MedCenter Pooled Rev 6.58%, 05/15/2049	2,422,968

The accompanying notes are an integral part of these financial statements.

64

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.2% - (continued)
		Power - 0.0%
$	485,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	$501,781

		Transportation - 0.6%
	3,100,000	Bay Area, CA, Toll Auth Bridge Rev 6.26%, 04/01/2049	4,006,812
	2,200,000	Dallas, TX, Area Rapid Transit Sales Tax Rev 6.00%, 12/01/2044	2,791,030
	1,875,000	Illinois State Toll Highway Auth, Taxable Rev 6.18%, 01/01/2034	2,336,512
	1,050,000	Maryland State Transportation Auth 5.89%, 07/01/2043	1,313,403
		New York and New Jersey PA, Taxable Rev
	975,000	5.86%, 12/01/2024	1,175,158
	570,000	6.04%, 12/01/2029	701,790
	3,000,000	North Texas Tollway Auth Rev 6.72%, 01/01/2049	4,136,430

			16,461,135

		Utility - Electric - 0.1%
	775,000	Municipal Elec Auth Georgia 6.64%, 04/01/2057	939,060

		Total Municipal Bonds (cost $26,342,486)	$32,080,225

U.S. GOVERNMENT AGENCIES - 1.5%
		FHLMC - 0.4%
$	76,102	2.36%, 04/01/2029(4)	$78,916
	46,166	4.00%, 03/01/2041	48,986
	1,234,320	4.50%, 08/01/2033	1,338,153
	464,089	4.50%, 09/01/2033	502,747
	27,324	4.50%, 12/01/2034	29,643
	60,762	4.50%, 05/01/2035	65,686
	13,781	4.50%, 09/01/2035	14,944
	54,965	4.50%, 09/01/2035	59,556
	67,948	4.50%, 12/01/2035	73,326
	1,144,183	4.50%, 10/01/2039	1,238,540
	335,505	4.50%, 10/01/2039	363,304
	195,705	4.50%, 01/01/2040	211,911
	9,951	4.50%, 04/01/2040	10,746
	47,338	4.50%, 09/01/2040	51,807
	386,764	4.50%, 02/01/2041	418,924
	659,570	4.50%, 10/01/2041	712,476
	114,744	4.50%, 11/01/2043	124,469
	4,421,906	4.50%, 01/01/2044	4,782,030

			10,126,164

		FNMA - 0.8%
	10,000,000	3.00%, 07/01/2045(6)(7)	9,962,695
	156,222	4.50%, 11/01/2023	168,893
	242,591	4.50%, 03/01/2038	262,987
	160,800	4.50%, 11/01/2039	174,109
	221,916	4.50%, 04/01/2040	239,951
	86,361	4.50%, 04/01/2040	94,293
	232,547	4.50%, 05/01/2040	251,961
	334,470	4.50%, 08/01/2040	362,663
	246,574	4.50%, 08/01/2040	267,247
	154,537	4.50%, 11/01/2040	167,496
	86,890	4.50%, 02/01/2041	94,140
	84,187	4.50%, 03/01/2041	91,261
	157,357	4.50%, 03/01/2041	170,370

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.5% - (continued)
		FNMA - 0.8% - (continued)
$	355,760	4.50%, 04/01/2041	$385,590
	556,278	4.50%, 04/01/2041	602,867
	13,265	4.50%, 04/01/2041	14,382
	572,844	4.50%, 04/01/2041	620,615
	118,972	4.50%, 05/01/2041	128,621
	791,859	4.50%, 06/01/2041	858,839
	1,041,285	4.50%, 07/01/2041	1,128,977
	400,482	4.50%, 09/01/2041	434,364
	24,046	4.50%, 11/01/2043	25,997
	555,839	4.50%, 06/01/2044	602,513
	281,577	4.50%, 07/01/2044	305,092
	5,800,000	4.50%, 07/01/2045(6)(7)	6,270,344
	6,013	5.00%, 02/01/2019	6,303
	62,176	5.00%, 04/01/2019	65,445

			23,758,015

		GNMA - 0.3%
	195,428	5.00%, 07/15/2037	217,499
	3,957	6.00%, 06/15/2024	4,484
	24,304	6.00%, 06/15/2024	27,777
	7,107	6.00%, 07/15/2026	8,051
	13,193	6.00%, 01/15/2028	14,944
	3,313	6.00%, 03/15/2028	3,866
	23,510	6.00%, 04/15/2028	26,882
	2,340	6.00%, 04/15/2028	2,651
	13,962	6.00%, 04/15/2028	15,819
	506	6.00%, 04/15/2028	573
	44,422	6.00%, 04/15/2028	50,366
	10,572	6.00%, 04/15/2028	11,990
	7,968	6.00%, 04/15/2028	9,312
	12,882	6.00%, 05/15/2028	14,603
	30,450	6.00%, 05/15/2028	34,499
	69,383	6.00%, 05/15/2028	78,589
	5,855	6.00%, 05/15/2028	6,632
	876	6.00%, 06/15/2028	993
	3,847	6.00%, 06/15/2028	4,359
	25,849	6.00%, 06/15/2028	29,304
	40,677	6.00%, 07/15/2028	46,075
	63,221	6.00%, 07/15/2028	72,252
	8,155	6.00%, 08/15/2028	9,238
	20,557	6.00%, 08/15/2028	23,605
	34,370	6.00%, 09/15/2028	39,456
	35,777	6.00%, 09/15/2028	40,524
	29,142	6.00%, 09/15/2028	33,037
	4,079	6.00%, 09/15/2028	4,621
	36,476	6.00%, 10/15/2028	41,666
	7,317	6.00%, 10/15/2028	8,288
	26,825	6.00%, 10/15/2028	31,015
	36,024	6.00%, 10/15/2028	40,813
	29,276	6.00%, 10/15/2028	33,160
	14,048	6.00%, 10/15/2028	15,916
	72,979	6.00%, 10/15/2028	82,769
	4,957	6.00%, 10/15/2028	5,616
	43,496	6.00%, 11/15/2028	49,756
	40,449	6.00%, 11/15/2028	45,843
	8,701	6.00%, 11/15/2028	9,868
	105,803	6.00%, 11/15/2028	119,898
	21,983	6.00%, 11/15/2028	24,910
	157,281	6.00%, 11/15/2028	178,230
	19,238	6.00%, 11/15/2028	22,364
	63,831	6.00%, 11/15/2028	72,327

The accompanying notes are an integral part of these financial statements.

65

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.5% - (continued)
		GNMA - 0.3% - (continued)
$	1,355	6.00%, 12/15/2028	$1,562
	7,455	6.00%, 12/15/2028	8,450
	26,205	6.00%, 12/15/2028	29,959
	8,873	6.00%, 12/15/2028	10,051
	18,145	6.00%, 12/15/2028	20,575
	14,605	6.00%, 12/15/2028	16,910
	10,803	6.00%, 12/15/2028	12,242
	35,976	6.00%, 12/15/2028	40,749
	51,443	6.00%, 12/15/2028	58,275
	2,586	6.00%, 12/15/2031	3,021
	2,433	6.00%, 12/15/2031	2,839
	1,728	6.00%, 12/15/2031	1,967
	43,351	6.00%, 09/15/2032	51,308
	13,755	6.00%, 11/15/2032	16,129
	21,406	6.00%, 01/15/2033	24,274
	6,169	6.00%, 04/15/2033	6,997
	162,589	6.00%, 06/15/2033	189,479
	61,170	6.00%, 10/15/2033	71,449
	8,334	6.00%, 11/15/2033	9,735
	159,128	6.00%, 10/15/2034	185,455
	64,953	6.00%, 01/15/2035	73,664
	8,418	6.00%, 05/15/2035	9,538
	26,837	6.00%, 06/15/2035	31,272
	1,258	6.50%, 03/15/2026	1,435
	756	6.50%, 04/15/2026	862
	3,198	6.50%, 01/15/2028	3,649
	3,326	6.50%, 01/15/2028	3,795
	494	6.50%, 02/15/2028	563
	32,512	6.50%, 03/15/2028	37,089
	9,213	6.50%, 03/15/2028	10,510
	2,514	6.50%, 03/15/2028	2,867
	3,758	6.50%, 03/15/2028	4,287
	11,456	6.50%, 03/15/2028	13,069
	36,809	6.50%, 03/15/2028	41,991
	702	6.50%, 03/15/2028	801
	5,923	6.50%, 04/15/2028	6,757
	9,092	6.50%, 04/15/2028	10,372
	11,924	6.50%, 04/15/2028	13,602
	9,517	6.50%, 04/15/2028	10,857
	34,564	6.50%, 04/15/2028	39,430
	5,548	6.50%, 04/15/2028	6,329
	19,671	6.50%, 04/15/2028	22,441
	13,808	6.50%, 04/15/2028	15,751
	29,951	6.50%, 04/15/2028	34,167
	4,599	6.50%, 04/15/2028	5,247
	18,725	6.50%, 04/15/2028	21,361
	2,298	6.50%, 04/15/2028	2,622
	5,946	6.50%, 04/15/2028	6,784
	10,425	6.50%, 04/15/2028	11,893
	15,628	6.50%, 05/15/2028	17,828
	47,048	6.50%, 05/15/2028	53,672
	860	6.50%, 05/15/2028	981
	48,373	6.50%, 06/15/2028	55,184
	10,763	6.50%, 06/15/2028	12,279
	380	6.50%, 06/15/2028	433
	21,698	6.50%, 06/15/2028	24,752
	13,138	6.50%, 06/15/2028	14,988
	4,220	6.50%, 06/15/2028	4,814
	12,942	6.50%, 06/15/2028	14,764
	143,062	6.50%, 06/15/2028	163,203
	8,721	6.50%, 06/15/2028	9,949
	15,285	6.50%, 10/15/2028	17,437

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.5% - (continued)
		GNMA - 0.3% - (continued)
$	5,579	6.50%, 02/15/2035	$6,587
	38,548	7.00%, 11/15/2031	44,883
	18,393	7.00%, 03/15/2032	21,404
	1,927,489	7.00%, 11/15/2032	2,327,366
	281,386	7.00%, 01/15/2033	334,449
	308,997	7.00%, 05/15/2033	372,483
	61,038	7.00%, 07/15/2033	72,554
	373,370	7.00%, 11/15/2033	447,561
	25,031	7.50%, 09/16/2035	28,333
	7,973	7.50%, 09/16/2035	9,332
	114,940	7.50%, 09/16/2035	133,379
	265	8.00%, 09/15/2026	301
	169	8.00%, 11/15/2026	191
	17,093	8.00%, 12/15/2026	20,776
	186	8.00%, 09/15/2027	200
	11,445	8.00%, 07/15/2029	14,087
	5,677	8.00%, 10/15/2029	5,768
	4,567	8.00%, 11/15/2029	4,587
	2,764	8.00%, 12/15/2029	2,799
	862	8.00%, 12/15/2029	925
	528	8.00%, 12/15/2029	543
	19,202	8.00%, 12/15/2029	20,625
	3,814	8.00%, 12/15/2029	4,307
	446	8.00%, 01/15/2030	466
	3,769	8.00%, 01/15/2030	3,911
	1,398	8.00%, 01/15/2030	1,627
	5,294	8.00%, 02/15/2030	5,558
	1,993	8.00%, 02/15/2030	2,038
	1,027	8.00%, 03/15/2030	1,052
	444	8.00%, 03/15/2030	462
	6,441	8.00%, 03/15/2030	6,669
	179	8.00%, 03/15/2030	183
	130	8.00%, 04/15/2030	131
	13,550	8.00%, 04/15/2030	13,749
	34,900	8.00%, 04/15/2030	35,622
	13,805	8.00%, 04/15/2030	14,233
	1,217	8.00%, 04/15/2030	1,244
	7,205	8.00%, 05/15/2030	8,381
	1,598	8.00%, 05/15/2030	1,681
	5,857	8.00%, 05/15/2030	6,039
	13,648	8.00%, 06/15/2030	13,820
	16,599	8.00%, 06/15/2030	19,333
	8,412	8.00%, 06/15/2030	8,686
	4,606	8.00%, 06/15/2030	4,688
	233	8.00%, 06/15/2030	239
	157	8.00%, 06/15/2030	167
	227	8.00%, 06/15/2030	237
	402	8.00%, 06/15/2030	411
	7,985	8.00%, 06/15/2030	8,703
	2,082	8.00%, 07/15/2030	2,428
	411	8.00%, 07/15/2030	425
	943	8.00%, 07/15/2030	971
	646	8.00%, 07/15/2030	775
	155	8.00%, 08/15/2030	158
	20,586	8.00%, 08/15/2030	21,281
	35,361	8.00%, 08/15/2030	36,083
	3,383	8.00%, 08/15/2030	3,398
	1,036	8.00%, 08/15/2030	1,050
	14,713	8.00%, 08/15/2030	16,117
	7,205	8.00%, 08/15/2030	7,375
	1,979	8.00%, 08/15/2030	2,307
	5,403	8.00%, 08/15/2030	5,557

The accompanying notes are an integral part of these financial statements.

66

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 1.5% - (continued)
		GNMA - 0.3% - (continued)
$	30,585	8.00%, 09/15/2030	$33,326
	65,465	8.00%, 09/15/2030	70,412
	11,098	8.00%, 11/15/2030	11,487
	8,734	8.00%, 12/15/2030	9,019
	192,247	8.00%, 12/15/2030	225,794
	13,416	8.00%, 12/15/2030	13,891
	5,313	8.00%, 12/15/2030	5,520
	288	8.00%, 02/15/2031	301
	4,677	9.00%, 07/20/2016	4,697
	11,166	9.00%, 06/15/2022	11,379

			7,725,676

		Total U.S. Government Agencies (cost $40,308,814)	$41,609,855

	U.S. GOVERNMENT SECURITIES - 15.4%
		U.S. Treasury Securities - 15.4%
		U.S. Treasury Bonds - 2.5%
$	2,000,000	2.50%, 02/15/2045	$1,760,160
	17,645,800	2.88%, 05/15/2043	16,815,901
	1,735,000	3.00%, 11/15/2044	1,697,182
	361,500	3.13%, 02/15/2043	362,008
	10,570,000	3.13%, 08/15/2044	10,587,346
	8,850,000	3.38%, 05/15/2044	9,295,960
	22,000,000	4.38%, 02/15/2038(8)	27,053,136
	1,750,000	6.00%, 02/15/2026	2,350,605

			69,922,298

		U.S. Treasury Notes - 12.9%
	80,000,000	0.50%, 08/31/2016	80,112,480
	22,475,000	0.63%, 12/31/2016	22,522,400
	8,300,000	0.63%, 05/31/2017	8,298,705
	25,000,000	0.63%, 08/31/2017	24,957,025
	5,343,000	0.88%, 01/31/2017	5,372,637
	11,800,000	1.00%, 09/15/2017	11,868,216
	2,000,000	1.00%, 05/31/2018	2,000,624
	8,300,000	1.25%, 11/30/2018	8,320,750
	36,835,000	1.38%, 09/30/2018	37,140,031
	37,000,000	1.63%, 07/31/2019	37,315,092
	17,835,000	1.75%, 09/30/2019	18,049,573
	17,030,000	2.25%, 11/15/2024	16,926,219
	13,095,000	2.38%, 08/15/2024	13,165,595
	23,000,000	2.75%, 02/15/2019	24,221,875
	9,450,000	2.75%, 11/15/2023	9,823,568
	7,150,000	2.75%, 02/15/2024	7,423,151
	24,575,000	3.88%, 05/15/2018	26,608,188

			354,126,129

		Total U.S. Government Securities (cost $412,851,804)	$424,048,427

Shares or Principal Amount	Market Value†

PREFERRED STOCKS - 0.4%
	Retailing - 0.4%
163,241	Tory Burch LLC*(1)(2)		$10,453,109

	Total Preferred Stocks (cost $12,794,224)		$10,453,109

	Total Long-Term Investments (cost $2,145,254,442)		$2,704,031,080

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
47,776,143	Federated Prime Obligations Fund		$47,776,143

	Total Short-Term Investments (cost $47,776,143)		$47,776,143

	Total Investments (cost $2,193,030,585)^	100.2%	$2,751,807,223
	Other Assets and Liabilities	(0.2)%	(4,494,898)

	Total Net Assets	100.0%	$2,747,312,325

The accompanying notes are an integral part of these financial statements.

67

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $2,203,474,100 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$574,127,187
Unrealized Depreciation	(25,794,064)

Net Unrealized Appreciation	$548,333,123

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	11,702,200	Allstar Co.	$5,090,681
11/2013	163,241	Tory Burch LLC Preferred	12,794,224

			$17,884,905

At June 30, 2015, the aggregate value of these securities were $22,740,419, which represents 0.8% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of these securities were $22,740,419, which represents 0.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities was $90,090,590, which represents 3.3% of total net assets.

(4)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2015.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $18,196,725 at June 30, 2015.

(7)	Represents or includes a TBA transaction.

(8)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

The accompanying notes are an integral part of these financial statements.

68

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Futures Contracts Outstanding at June 30, 2015

Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury CME Ultra Long Term Bond Future	2	09/21/2015	$318,144	$308,125	$(10,019)
Short position contracts:
U.S. Treasury 10-Year Note Future	318	09/21/2015	$40,074,971	$40,122,656	$(47,685)
U.S. Treasury 5-Year Note Future	161	09/30/2015	19,202,426	19,200,508	1,918

Total					$(45,767)

Total futures contracts					$(55,786)

TBA Sale Commitments Outstanding at June 30, 2015

Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 4.50%	$5,000,000	07/01/2045	$5,399,297	$8,281

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation
PA	Port Authority
Rev	Revenue
USD	United School District

The accompanying notes are an integral part of these financial statements.

69

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$13,955,548	$13,955,548	$—	$—
Banks	184,406,311	184,406,311	—	—
Capital Goods	120,284,144	120,284,144	—	—
Commercial & Professional Services	10,999,989	10,999,989	—	—
Consumer Durables & Apparel	14,132,736	14,132,736	—	—
Consumer Services	24,114,414	24,114,414	—	—
Diversified Financials	82,988,070	82,988,070	—	—
Energy	132,732,731	132,732,731	—	—
Food & Staples Retailing	32,797,025	32,797,025	—	—
Food, Beverage & Tobacco	89,242,292	71,261,858	17,980,434	—
Health Care Equipment & Services	83,866,907	83,866,907	—	—
Household & Personal Products	15,503,474	15,503,474	—	—
Insurance	64,868,384	64,868,384	—	—
Materials	47,636,823	47,636,823	—	—
Media	68,598,577	68,598,577	—	—
Pharmaceuticals, Biotechnology & Life Sciences	246,375,036	201,835,798	44,539,238	—
Real Estate	4,534,873	4,534,873	—	—
Retailing	73,281,055	60,993,745	—	12,287,310
Semiconductors & Semiconductor Equipment	103,762,270	103,762,270	—	—
Software & Services	172,192,973	172,192,973	—	—
Technology Hardware & Equipment	118,412,352	118,412,352	—	—
Telecommunication Services	9,048,399	9,048,399	—	—
Transportation	14,868,183	14,868,183	—	—
Utilities	29,719,755	29,719,755	—	—
Asset & Commercial Mortgage Backed Securities	43,189,161	—	43,189,161	—
Corporate Bonds	390,278,752	—	390,278,752	—
Foreign Government Obligations	4,049,230	—	4,049,230	—
Municipal Bonds	32,080,225	—	32,080,225	—
U.S. Government Agencies	41,609,855	—	41,609,855	—
U.S. Government Securities	424,048,427	—	424,048,427	—
Preferred Stocks	10,453,109	—	—	10,453,109
Short-Term Investments	47,776,143	47,776,143	—	—
Futures Contracts(2)	1,918	1,918	—	—

Total	$2,751,809,141	$1,731,293,400	$997,775,322	$22,740,419

Liabilities
Futures Contracts(2)	$(57,704)	$(57,704)	$—	$—
TBA Sale Commitments	(5,399,297)	—	(5,399,297)	—

Total	$(5,457,001)	$(57,704)	$(5,399,297)	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

70

Hartford Balanced HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Common Stocks	Corporate Bonds	Preferred Stocks	Total
Beginning balance	$7,898	$12,091,883	$20,629,007	$9,653,883	$42,382,671
Purchases	—	—	—	—	—
Sales	—	—	—	—	—
Accrued discounts/(premiums)	—	—	—	—	—
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	—	195,427	—	799,226	994,653
Transfers into Level 3(1)	—	—	—	—	—
Transfers out of Level 3(1)	(7,898)	—	(20,629,007)	—	(20,636,905)

Ending balance	$—	$12,287,310	$—	$10,453,109	$22,740,419

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $994,653.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

71

Hartford Capital Appreciation HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9%
	Automobiles & Components - 2.0%
490,673	Delphi Automotive plc	$41,751,366
402,225	Fiat Chrysler Automobiles N.V.*	5,900,699
1,637,910	Goodyear Tire & Rubber Co.	49,382,986
258,447	Harley-Davidson, Inc.	14,563,488
274,600	Honda Motor Co., Ltd.	8,875,026
24,957	Tesla Motors, Inc.*	6,694,965
155,600	Thor Industries, Inc.	8,757,168

		135,925,698

	Banks - 6.0%
1,257,715	Bank of America Corp.	21,406,309
152,234	BNP Paribas S.A.	9,237,973
1,114,553	CaixaBank S.A.	5,186,347
7,389,000	China Construction Bank Class H	6,739,917
1,516,334	Citigroup, Inc.	83,762,290
1,219,588	ICICI Bank Ltd. ADR	12,708,107
1,791,766	JP Morgan Chase & Co.	121,410,064
114,375	M&T Bank Corp.	14,288,869
1,685,100	Mitsubishi UFJ Financial Group, Inc.	12,123,387
8,589,800	Mizuho Financial Group, Inc.	18,586,030
702,055	PNC Financial Services Group, Inc.	67,151,561
71,713	South State Corp.	5,449,471
152,000	Sumitomo Mitsui Financial Group, Inc.	6,766,916
504,905	Wells Fargo & Co.	28,395,857

		413,213,098

	Capital Goods - 5.7%
43,336	3M Co.	6,686,745
26,897	Acuity Brands, Inc.	4,840,922
1,022,576	AECOM*	33,826,814
304,460	AerCap Holdings N.V.*	13,941,223
143,723	Airbus Group N.V.	9,361,727
5,659,131	Capstone Turbine Corp.*	2,324,205
52,394	Danaher Corp.	4,484,403
98,307	DigitalGlobe, Inc.*	2,731,952
690,410	DMG Mori Seiki Co., Ltd.	13,314,194
461,569	Eaton Corp. plc	31,151,292
132,149	Fastenal Co.	5,574,045
104,077	Fortune Brands Home & Security, Inc.	4,768,808
215,995	Generac Holdings, Inc.*	8,585,801
644,986	General Electric Co.	17,137,278
117,533	HD Supply Holdings, Inc.*	4,134,811
350,600	HF Global, Inc. (1)(2)	4,242,246
192,130	Honeywell International, Inc.	19,591,496
112,231	KLX, Inc.*	4,952,754
102,681	Lockheed Martin Corp.	19,088,398
110,075	Northrop Grumman Corp.	17,461,197
149,367	Owens Corning	6,161,389
285,524	Raytheon Co.	27,318,936
230,893	Rexel S.A.	3,725,833
380,272	Safran S.A.	25,843,044
114,479	Schneider Electric S.A.	7,926,410
32,814	Sulzer AG	3,375,305
54,071	Teledyne Technologies, Inc.*	5,705,031
108,845	Textron, Inc.	4,857,752
140,560	TransDigm Group, Inc.*	31,579,615
392,448	United Technologies Corp.	43,534,257
128,532	WESCO International, Inc.*	8,822,437

		397,050,320

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Commercial & Professional Services - 0.7%
83,435	Clean Harbors, Inc.*	$4,483,797
151,602	Equifax, Inc.	14,719,038
251,800	Herman Miller, Inc.	7,284,574
155,851	Knoll, Inc.	3,900,951
83,100	ManpowerGroup, Inc.	7,427,478
92,769	Robert Half International, Inc.	5,148,679
60,664	Verisk Analytics, Inc. Class A*	4,413,913

		47,378,430

	Consumer Durables & Apparel - 3.1%
240,800	Asics Corp.	6,220,631
649,911	D.R. Horton, Inc.	17,781,565
517,186	Electrolux AB Series B	16,205,060
16,186,000	Global Brands Group Holding Ltd.*	3,401,586
243,079	GoPro, Inc. Class A*	12,815,125
233,162	Harman International Industries, Inc.	27,732,288
109,806	iRobot Corp.*	3,500,615
428,971	Kate Spade & Co.*	9,240,035
135,877	Luxottica Group S.p.A.	9,038,248
160	Michael Kors Holdings Ltd.*	6,734
2,410,730	PulteGroup, Inc.	48,576,210
85,680	PVH Corp.	9,870,336
1,465,400	Sony Corp.*	41,612,756
267,234	Vera Bradley, Inc.*	3,011,727
26,021	Whirlpool Corp.	4,502,934

		213,515,850

	Consumer Services - 3.3%
400,803	American Public Education, Inc.*	10,308,653
13,521	Chipotle Mexican Grill, Inc.*	8,180,070
96,550	Dunkin’ Brands Group, Inc.	5,310,250
353,600	Grand Canyon Education, Inc.*	14,992,640
911,940	Hilton Worldwide Holdings, Inc.*	25,123,947
485,363	Las Vegas Sands Corp.	25,515,533
184,705	LifeLock, Inc.*	3,029,162
331,270	McDonald’s Corp.	31,493,839
150,500	Melco Crown Entertainment Ltd. ADR	2,954,315
675,400	Norwegian Cruise Line Holdings Ltd.*	37,849,416
34,744	Panera Bread Co. Class A*	6,072,209
726,000	Sands China Ltd.	2,439,940
64,415	Starbucks Corp.	3,453,610
537,361	Wyndham Worldwide Corp.	44,015,239
46,449	Wynn Resorts Ltd.	4,583,123

		225,321,946

	Diversified Financials - 4.5%
80,770	Ameriprise Financial, Inc.	10,090,596
203,637	Banca Generali S.p.A.	7,169,438
142,414	BlackRock, Inc.	49,272,396
1,180,900	Blackstone Group L.P.	48,263,383
43,500	Goldman Sachs Group, Inc.	9,082,365
117,527	Hong Kong Exchanges and Clearing Ltd.	4,141,010
24,900	Intercontinental Exchange, Inc.	5,567,889
480,436	Julius Baer Group Ltd.*	26,959,163
171,856	Legg Mason, Inc.	8,855,740
279,600	McGraw Hill Financial, Inc.	28,085,820
433,251	MSCI, Inc.	26,666,599
149,707	Northern Trust Corp.	11,446,597
146,224	Platform Specialty Products Corp.*	3,740,410
107,360	Platform Specialty Products Corp.*	2,746,269
205,350	PRA Group, Inc.*	12,795,358
176,669	Raymond James Financial, Inc.	10,525,939

The accompanying notes are an integral part of these financial statements.

72

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Diversified Financials - 4.5% - (continued)
74,700	Solar Cayman Ltd.*(1)(2)	$5,229
666,967	Springleaf Holdings, Inc.*	30,620,455
278,338	Waddell & Reed Financial, Inc. Class A	13,168,171
284,900	Zegona Communications plc*	586,420

		309,789,247

	Energy - 4.7%
253,518	Atwood Oceanics, Inc.	6,703,016
53,793	Baker Hughes, Inc.	3,319,028
424,719	BG Group plc	7,073,610
227,200	Cameco Corp.	3,250,652
295,641	Canadian Natural Resources Ltd.	8,029,610
115,106	Chevron Corp.	11,104,276
1,828,000	Cobalt International Energy, Inc.*	17,749,880
48,270	Energen Corp.	3,296,841
270,000	Ensco plc Class A	6,012,900
97,134	Exxon Mobil Corp.	8,081,549
1,594,943	Halliburton Co.	68,694,195
44,765	Helmerich & Payne, Inc.	3,152,351
147,371	HollyFrontier Corp.	6,291,268
694,189	Imperial Oil Ltd.	26,809,579
3,296,103	Karoon Gas Australia Ltd.*	5,717,565
672,246	Laredo Petroleum, Inc.*	8,456,855
346,400	Marathon Oil Corp.	9,193,456
1,215,647	McDermott International, Inc.*	6,491,555
121,024	National Oilwell Varco, Inc.	5,843,039
108,704	Occidental Petroleum Corp.	8,453,910
147,538	Patterson-UTI Energy, Inc.	2,775,927
285,499	Pioneer Natural Resources Co.	39,595,856
179,799	QEP Resources, Inc.	3,328,080
32,576	Rice Energy, Inc.*	678,558
239,933	Royal Dutch Shell plc Class B	6,831,014
874,503	Southwestern Energy Co.*	19,877,453
388,508	Suncor Energy, Inc.	10,691,740
1,959,125	Trican Well Service Ltd.	6,509,503
869,827	Tsakos Energy Navigation Ltd.	8,289,451
137,874	Whiting Petroleum Corp.*	4,632,566

		326,935,283

	Food & Staples Retailing - 0.6%
249,343	CVS Health Corp.	26,151,094
201,745	Seven & I Holdings Co., Ltd.	8,660,028
118,676	Whole Foods Market, Inc.	4,680,581

		39,491,703

	Food, Beverage & Tobacco - 3.3%
152,223	Anheuser-Busch InBev N.V.	18,318,567
179,621	Anheuser-Busch InBev N.V. ADR	21,674,866
276,704	British American Tobacco plc	14,898,435
1,171,184	Coca-Cola Co.	45,945,548
217,539	Diageo plc	6,299,880
659,601	Freshpet, Inc.*	12,268,579
166,007	Imperial Tobacco Group plc	7,995,260
231,669	Kraft Foods Group, Inc.	19,724,299
1,134,837	Mondelez International, Inc. Class A	46,687,194
222,920	Monster Beverage Corp.*	29,875,738
120,705	Post Holdings, Inc.*	6,509,621

		230,197,987

	Health Care Equipment & Services - 4.5%
122,961	Acadia Healthcare Co., Inc.*	9,631,535
104,933	Aetna, Inc.	13,374,760

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Health Care Equipment & Services - 4.5% - (continued)
58,100	Anthem, Inc.	$9,536,534
319,078	Becton Dickinson and Co.	45,197,399
262,343	Cardinal Health, Inc.	21,944,992
10,082,792	CareView Communications, Inc.*	3,629,805
84,798	Cerner Corp.*	5,856,150
114,834	DexCom, Inc.*	9,184,423
145,430	Edwards Lifesciences Corp.*	20,713,595
115,917	Envision Healthcare Holdings, Inc.*	4,576,403
238,500	Express Scripts Holding Co.*	21,212,190
276,075	HCA Holdings, Inc.*	25,045,524
51,527	HeartWare International, Inc.*	3,745,498
154,307	Hologic, Inc.*	5,872,924
500,887	IMS Health Holdings, Inc.*	15,352,187
25,068	Intuitive Surgical, Inc.*	12,145,446
80,900	McKesson Corp.	18,187,129
343,529	Medtronic plc	25,455,499
10,000	Teladoc, Inc.*(2)	190,000
213,017	UnitedHealth Group, Inc.	25,988,074
59,682	Universal Health Services, Inc. Class B	8,480,812
195,177	Veeva Systems, Inc. Class A*	5,470,811
24,400	Zimmer Holdings, Inc.	2,665,212

		313,456,902

	Household & Personal Products - 0.1%
933,400	Avon Products, Inc.	5,843,084
95,155	Svenska Cellulosa AB SCA Class B	2,419,618

		8,262,702

	Insurance - 5.2%
411,341	ACE Ltd.	41,825,153
1,497,229	American International Group, Inc.	92,558,697
165,143	Arthur J Gallagher & Co.	7,811,264
428,594	Assicurazioni Generali S.p.A.	7,724,880
177,517	Assured Guaranty Ltd.	4,258,633
472,758	Delta Lloyd N.V.	7,760,871
19,680	Fairfax Financial Holdings Ltd.	9,704,178
207,520	Lincoln National Corp.	12,289,334
17,857	Markel Corp.*	14,297,743
578,684	Marsh & McLennan Cos., Inc.	32,811,383
714,846	MetLife, Inc.	40,024,227
286,242	Principal Financial Group, Inc.	14,681,352
533,300	Prudential Financial, Inc.	46,674,416
154,200	Tokio Marine Holdings, Inc.	6,413,035
161,962	Torchmark Corp.	9,429,428
192,926	Unum Group	6,897,104
21,962	Zurich Insurance Group AG	6,685,883

		361,847,581

	Materials - 2.6%
102,049	Akzo Nobel N.V.	7,450,501
138,000	Barrick Gold Corp.	1,471,080
85,900	Bemis Co., Inc.	3,866,359
81,626	Cabot Corp.	3,043,833
160,133	Celanese Corp. Series A	11,510,360
277,494	Constellium N.V. Class A*	3,282,754
167,724	Dow Chemical Co.	8,582,437
1,713,190	Fortescue Metals Group Ltd.	2,523,108
210,253	Huntsman Corp.	4,640,284
103,170	International Paper Co.	4,909,860
8,663,700	Ivanhoe Mines Ltd. Class A*	6,242,858
425,207	Louisiana-Pacific Corp.*	7,241,275
261,198	Methanex Corp.	14,538,281

The accompanying notes are an integral part of these financial statements.

73

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Materials - 2.6% - (continued)
498,428	Norbord, Inc.	$10,459,406
294,530	Packaging Corp. of America	18,405,180
240,292	Praxair, Inc.	28,726,909
220,849	Reliance Steel & Aluminum Co.	13,356,947
135,231	Rio Tinto plc ADR	5,572,869
250,325	Wacker Chemie AG	25,864,337

		181,688,638

	Media - 1.8%
331,630	CBS Corp. Class B	18,405,465
28,762	DISH Network Corp. Class A*	1,947,475
111,363	IMAX Corp.*	4,484,588
220,125	Markit, Ltd.*	5,628,596
107,778	ProSiebenSat.1 Media AG	5,323,598
257,900	Quebecor, Inc. Class B	6,446,468
2,553,484	Sky plc	41,590,218
95,322	Tribune Media Co. Class A	5,089,242
1,179,547	Twenty-First Century Fox, Inc. Class A	38,388,357

		127,304,007

	Pharmaceuticals, Biotechnology & Life Sciences - 14.3%
271,232	Alkermes plc*	17,451,067
494,168	Allergan plc*	149,960,221
68,400	Amgen, Inc.	10,500,768
1,700,196	Arena Pharmaceuticals, Inc.*	7,888,910
73,472	AstraZeneca plc ADR	4,680,901
401,243	AstraZeneca plc	25,394,765
209,195	Biogen, Inc.*	84,502,228
91,154	BioMarin Pharmaceutical, Inc.*	12,468,044
3,205,226	Bristol-Myers Squibb Co.	213,275,738
127,905	Celgene Corp.*	14,803,085
384,985	Eisai Co., Ltd.	25,811,166
275,307	Gilead Sciences, Inc.	32,232,944
262,600	ICON plc*	17,672,980
32,870	Illumina, Inc.*	7,177,493
129,682	Incyte Corp.*	13,514,161
34,887	Isis Pharmaceuticals, Inc.*	2,007,747
316,977	Johnson & Johnson	30,892,578
54,200	Mallinckrodt plc*	6,380,424
2,822,473	Merck & Co., Inc.	160,683,388
342,870	Mylan N.V.*	23,267,158
325,585	Pfizer, Inc.	10,916,865
285,904	Portola Pharmaceuticals, Inc.*	13,022,927
50,216	Regeneron Pharmaceuticals, Inc.*	25,616,688
35,832	Regulus Therapeutics, Inc.*	392,719
93,398	Roche Holding AG	26,187,998
54,600	TESARO, Inc.*	3,209,934
4,480,781	TherapeuticsMD, Inc.*	35,218,939
135,367	Vertex Pharmaceuticals, Inc.*	16,715,117

		991,846,953

	Real Estate - 0.8%
150,208	American Tower Corp. REIT	14,012,904
58,995	AvalonBay Communities, Inc. REIT	9,431,531
229,630	CBRE Group, Inc. Class A*	8,496,310
279,570	Columbia Property Trust, Inc. REIT	6,863,443
377,326	Deutsche Annington Immobilien SE	10,647,371
20,379	Equinix, Inc. REIT	5,176,266
133,993	Weyerhaeuser Co. REIT	4,220,780

		58,848,605

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Retailing - 6.1%
427,005	Advance Auto Parts, Inc.	$68,017,627
8,451,700	Allstar Co.*(1)(2)	8,874,285
144,378	Amazon.com, Inc.*	62,673,046
210,440	CarMax, Inc.*	13,933,232
862,300	Chico’s FAS, Inc.	14,340,049
121,565	Dollar Tree, Inc.*	9,602,419
142,342	GNC Holdings, Inc. Class A	6,331,372
1,672,880	Groupon, Inc.*	8,414,586
271,370	Home Depot, Inc.	30,157,348
131,050	L Brands, Inc.	11,234,917
391,154	Lowe’s Cos., Inc.	26,195,583
495,600	Michaels Cos., Inc.*	13,336,596
28,277	Netflix, Inc.*	18,576,292
8,500	Priceline Group, Inc.*	9,786,645
250,427	Signet Jewelers Ltd.	32,114,759
778,091	TJX Cos., Inc.	51,486,282
146,874	TripAdvisor, Inc.*	12,798,600
1,028,200	Vipshop Holdings Ltd. ADR*	22,877,450

		420,751,088

	Semiconductors & Semiconductor Equipment - 4.7%
728,160	Cypress Semiconductor Corp.	8,563,161
101,121	First Solar, Inc.*	4,750,664
22,479,720	GCL-Poly Energy Holdings Ltd.*	5,179,951
2,674,337	Intel Corp.	81,339,960
667,730	Marvell Technology Group Ltd.	8,804,020
810,495	Maxim Integrated Products, Inc.	28,022,865
1,098,186	Micron Technology, Inc.*	20,689,824
708,290	NXP Semiconductors N.V.*	69,554,078
190,433	SK Hynix, Inc.	7,217,699
1,214,355	Sumco Corp.	15,187,944
345,332	SunEdison Semiconductor Ltd.*	5,963,884
826,624	SunEdison, Inc.*	24,724,324
1,586,543	SunPower Corp.*	45,073,687

		325,072,061

	Software & Services - 12.1%
357,361	Accenture plc Class A	34,585,398
3,022,390	Activision Blizzard, Inc.	73,172,062
548,518	Adobe Systems, Inc.*	44,435,443
271,928	Akamai Technologies, Inc.*	18,986,013
434,004	Alibaba Group Holding Ltd. ADR*	35,705,509
156,196	Automatic Data Processing, Inc.	12,531,605
317,676	Baidu, Inc. ADR*	63,242,938
162,900	Blackhawk Network Holdings, Inc.*	6,711,480
179,200	Cognizant Technology Solutions Corp. Class A*	10,947,328
130,596	CoStar Group, Inc.*	26,283,751
994,230	Coupons.com, Inc.*	10,727,742
184,967	Dropbox, Inc. Class B*(1)(2)	3,179,783
843,190	Enernoc, Inc.*	8,178,943
77,970	Envestnet, Inc.*	3,152,327
424,800	Everyday Health, Inc.*	5,428,944
999,598	Facebook, Inc. Class A*	85,730,522
647,543	Genpact Ltd.*	13,812,092
495,444	Gogo, Inc.*	10,617,365
21,200	Google, Inc. Class A*	11,448,848
179,875	Google, Inc. Class C*	93,626,736
2,272,283	Microsoft Corp.	100,321,294
107,331	Mobileye N.V.*	5,706,789
1,440,334	Monster Worldwide, Inc.*	9,419,784
33,412	New Relic, Inc. PIPE*	1,175,768

The accompanying notes are an integral part of these financial statements.

74

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Software & Services - 12.1% - (continued)
80,000	Nintendo Co., Ltd.	$13,346,203
3,503,547	Optimal Payments plc*	12,880,571
291,717	Pandora Media, Inc.*	4,533,282
177,650	Salesforce.com, Inc.*	12,369,770
65,199	ServiceNow, Inc.*	4,844,938
91,660	Shutterstock, Inc.*	5,374,942
271,840	Symantec Corp.	6,320,280
265,107	Tangoe, Inc.*	3,335,046
31,951	Tyler Technologies Corp.*	4,133,820
210,887	Verint Systems, Inc.*	12,810,331
200,906	VeriSign, Inc.*	12,399,918
922,917	Web.com Group, Inc.*	22,353,050
278,951	Workday, Inc. Class A*	21,309,067
115,225	Yelp, Inc.*	4,958,132
144,217	Zillow Group, Inc. Class A*	12,509,383

		842,607,197

	Technology Hardware & Equipment - 5.4%
469,300	Alps Electric Co., Ltd.	14,472,970
259,610	Amphenol Corp. Class A	15,049,592
1,023,614	Apple, Inc.	128,386,786
85,966	Arista Networks, Inc.*	7,026,861
435,256	ARRIS Group, Inc.*	13,318,834
313,837	Belden, Inc.	25,492,979
446,800	CDW Corp. of Delaware	15,316,304
2,887,308	Cisco Systems, Inc.	79,285,478
120,942	Cognex Corp.	5,817,310
114,224	F5 Networks, Inc.*	13,746,858
139,787	Hewlett-Packard Co.	4,195,008
3,411,000	NEC Corp.	10,322,193
4,920,773	ParkerVision, Inc.*	1,845,782
5,403	Samsung Electronics Co., Ltd.	6,130,164
208,509	Stratasys Ltd.*	7,283,219
413,923	Trimble Navigation Ltd.*	9,710,634
183,165	Western Digital Corp.	14,363,799

		371,764,771

	Telecommunication Services - 0.6%
300,200	Nippon Telegraph & Telephone Corp.	10,871,965
60,240	SoftBank Corp.	3,548,316
131,056	T-Mobile US, Inc.*	5,081,041
263,873	Telenor ASA	5,785,375
415,435	Verizon Communications, Inc.	19,363,425

		44,650,122

	Transportation - 3.4%
19,783,800	AirAsia Bhd	8,075,021
332,320	American Airlines Group, Inc.	13,271,199
219,400	Canadian National Railway Co.	12,658,098
762,900	CSX Corp.	24,908,685
207,600	FedEx Corp.	35,375,040
2,600,885	Hertz Global Holdings, Inc.*	47,128,036
53,217	Kansas City Southern	4,853,390
190,683	Landstar System, Inc.	12,750,972
1,387,325	Scorpio Bulkers, Inc.*	2,261,340
763,029	Swift Transportation Co.*	17,297,868
100,900	Union Pacific Corp.	9,622,833
119,297	United Continental Holdings, Inc.*	6,323,934
400,408	United Parcel Service, Inc. Class B	38,803,539

		233,329,955

Shares or Principal Amount		Market Value†
COMMON STOCKS - 96.9% - (continued)
	Utilities - 1.4%
1,310,365	Centrica plc	$5,437,333
13,383,000	China Longyuan Power Group Corp. Ltd. Class H	14,854,468
252,741	Duke Energy Corp.	17,848,569
1,064,000	ENN Energy Holdings Ltd.	6,398,192
377,816	Exelon Corp.	11,870,979
419,100	Kyushu Electric Power Co., Inc.*	4,859,008
493,223	National Grid plc	6,348,187
280,901	PG&E Corp.	13,792,239
443,599	Xcel Energy, Inc.	14,275,016

		95,683,991

	Total Common Stocks (cost $6,204,437,099)	$6,715,934,135

EXCHANGE TRADED FUNDS - 0.5%
	Other Investment Pools & Funds - 0.5%
166,666	SPDR S&P 500 ETF Trust	$34,308,196

	Total Exchange Traded Funds (cost $34,978,193)	$34,308,196

PREFERRED STOCKS - 1.2%
	Consumer Durables & Apparel - 0.0%
127,917	One Kings Lane, Inc.(1)(2)	$1,848,401

	Consumer Services - 0.0%
16,619	Airbnb, Inc.(1)(2)	1,392,422

	Health Care Equipment & Services - 0.2%
2,512,533	Corindus Vascular Robotics, Inc.(2)	8,818,991

	Media - 0.0%
29,800	Harvey Weinstein Co. Holdings(1)(2)	—

	Retailing - 0.3%
17,385	Honest Co.(1)(2)	753,988
280,504	Tory Burch LLC*(1)(2)	17,962,042

		18,716,030

	Software & Services - 0.6%
56,702	Cloudera, Inc.(1)(2)	1,684,049
50,200	Nanigans, Inc.(1)(2)	493,298
158,682	Pinterest, Inc. Series G(1)(2)	5,126,367
20,891	Sharecare(1)(2)	4,698,031
815,160	Uber Technologies, Inc.(1)(2)	29,080,588
293,655	Zuora, Inc. Series F(1)(2)	1,004,115

		42,086,448

	Technology Hardware & Equipment - 0.1%
466,941	Pure Storage, Inc.*(1)(2)	8,115,435

	Telecommunication Services - 0.0%
3,739	DocuSign, Inc. Series B(1)(2)	64,250
1,120	DocuSign, Inc. Series B-1(1)(2)	19,246
2,687	DocuSign, Inc. Series D(1)(2)	46,173
69,493	DocuSign, Inc. Series E(1)(2)	1,194,153
10,835	DocuSign, Inc. Series F(1)(2)	186,186

		1,510,008

	Total Preferred Stocks (cost $94,819,435)	$82,487,735

The accompanying notes are an integral part of these financial statements.

75

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
CONVERTIBLE PREFERRED STOCKS - 0.0%
	Retailing - 0.0%
40,566	Honest Co. Series C(1)(2)	$1,759,348

	Total Convertible Preferred Stocks (cost $1,097,607)	$1,759,348

	Total Long-Term Investments (cost $6,335,332,334)	$6,834,489,414

SHORT-TERM INVESTMENTS - 1.7%
	Other Investment Pools & Funds - 1.7%
119,974,904	BlackRock Liquidity Funds TempFund Portfolio	$119,974,904

	Total Short-Term Investments (cost $119,974,904)	$119,974,904

Total Investments (cost $6,455,307,238)^	100.3%	$6,954,464,318
Other Assets and Liabilities	(0.3)%	(18,558,731)

Total Net Assets	100.0%	$6,935,905,587

The accompanying notes are an integral part of these financial statements.

76

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $6,484,571,653 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$833,450,336
Unrealized Depreciation	(363,557,671)

Net Unrealized Appreciation	$469,892,665

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
06/2015	16,619	Airbnb, Inc. Preferred	$1,547,136
08/2011	8,451,700	Allstar Co.	3,676,649
02/2014	56,702	Cloudera, Inc. Preferred	825,581
02/2014	3,739	DocuSign, Inc. Series B Preferred	49,102
02/2014	1,120	DocuSign, Inc. Series B-1 Preferred	14,708
02/2014	2,687	DocuSign, Inc. Series D Preferred	35,287
02/2014	69,493	DocuSign, Inc. Series E Preferred	912,610
04/2015	10,835	DocuSign, Inc. Series F Preferred	206,874
05/2012	184,967	Dropbox, Inc.	1,674,267
06/2015	350,600	HF Global, Inc.	4,713,607
10/2005	29,800	Harvey Weinstein Co. Holdings Preferred	27,950,957
08/2014	17,385	Honest Co. Preferred	470,391
08/2014	40,566	Honest Co. Series C Convertible Preferred	1,097,607
03/2015	50,200	Nanigans, Inc. Preferred	548,109
01/2014	127,917	One Kings Lane, Inc. Preferred	1,972,096
03/2015	158,682	Pinterest, Inc. Series G Preferred	5,695,963
04/2014	466,941	Pure Storage, Inc. Preferred	7,343,067
03/2015	20,891	Sharecare Preferred	5,220,034
03/2007	74,700	Solar Cayman Ltd.	21,894
11/2013	280,504	Tory Burch LLC Preferred	21,984,886
06/2014	815,160	Uber Technologies, Inc. Preferred	12,645,618
01/2015	293,655	Zuora, Inc. Series F Preferred	1,115,684

			$99,722,127

At June 30, 2015, the aggregate value of these securities was $91,729,634, which represents 1.3% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of these securities was $100,738,626, which represents 1.5% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

77

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at June 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	09/16/15	JPM	$65,671,675	$65,124,694	$546,981
GBP	Sell	09/16/15	BOA	8,465,323	8,605,616	(140,293)

Total						$406,688

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BOA	Banc of America Securities LLC
JPM	JP Morgan Chase & Co.

Currency Abbreviations:
EUR	Euro
GBP	British Pound

Index Abbreviations:
S&P	Standard & Poors

Other Abbreviations:
ADR	American Depositary Receipt
ETF	Exchange Traded Fund
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust
SPDR	Standard & Poor’s Depositary Receipt

The accompanying notes are an integral part of these financial statements.

78

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$135,925,698	$121,149,973	$14,775,725	$—
Banks	413,213,098	354,572,528	58,640,570	—
Capital Goods	397,050,320	329,261,561	63,546,513	4,242,246
Commercial & Professional Services	47,378,430	47,378,430	—	—
Consumer Durables & Apparel	213,515,850	137,037,569	76,478,281	—
Consumer Services	225,321,946	222,882,006	2,439,940	—
Diversified Financials	309,789,247	275,937,576	33,846,442	5,229
Energy	326,935,283	307,313,094	19,622,189	—
Food & Staples Retailing	39,491,703	30,831,675	8,660,028	—
Food, Beverage & Tobacco	230,197,987	182,685,845	47,512,142	—
Health Care Equipment & Services	313,456,902	313,456,902	—	—
Household & Personal Products	8,262,702	5,843,084	2,419,618	—
Insurance	361,847,581	341,023,783	20,823,798	—
Materials	181,688,638	145,850,692	35,837,946	—
Media	127,304,007	80,390,191	46,913,816	—
Pharmaceuticals, Biotechnology & Life Sciences	991,846,953	914,453,024	77,393,929	—
Real Estate	58,848,605	48,201,234	10,647,371	—
Retailing	420,751,088	411,876,803	—	8,874,285
Semiconductors & Semiconductor Equipment	325,072,061	297,486,467	27,585,594	—
Software & Services	842,607,197	813,200,640	26,226,774	3,179,783
Technology Hardware & Equipment	371,764,771	340,839,444	30,925,327	—
Telecommunication Services	44,650,122	24,444,466	20,205,656	—
Transportation	233,329,955	233,329,955	—	—
Utilities	95,683,991	57,786,803	37,897,188	—
Exchange Traded Funds	34,308,196	34,308,196	—	—
Preferred Stocks	82,487,735	8,818,991	—	73,668,744
Convertible Preferred Stocks	1,759,348	—	—	1,759,348
Short-Term Investments	119,974,904	119,974,904	—	—
Foreign Currency Contracts(2)	546,981	—	546,981	—

Total	$6,955,011,299	$6,200,335,836	$662,945,828	$91,729,635

Liabilities
Foreign Currency Contracts(2)	$(140,293)	$—	$(140,293)	$—

Total	$(140,293)	$—	$(140,293)	$—

(1)	For the six-month period ended June 30, 2015, investments valued at $4,582,374 were transferred from Level 1 to Level 2, and investments valued at $16,477,107 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

79

Hartford Capital Appreciation HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$11,918,153	$81,811,280	$1,107,452	$94,836,885
Purchases	4,713,607	14,333,799	—	19,047,406
Sales	—	(7,472,269)	—	(7,472,269)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	3,544,578	—	3,544,578
Net change in unrealized appreciation/depreciation	(330,217)	(8,146,757)	651,896	(7,825,078)
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	(10,401,887)	—	(10,401,887)

Ending balance	$16,301,543	$73,668,744	$1,759,348	$91,729,635

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $ 6,631,501.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

80

Hartford Disciplined Equity HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Banks - 6.6%
619,720	EverBank Financial Corp.	$12,177,498
349,356	JP Morgan Chase & Co.	23,672,363
164,380	PNC Financial Services Group, Inc.	15,722,947

		51,572,808

	Capital Goods - 3.6%
139,017	AMETEK, Inc.	7,615,351
109,785	Honeywell International, Inc.	11,194,777
99,975	Illinois Tool Works, Inc.	9,176,705

		27,986,833

	Commercial & Professional Services - 3.7%
128,620	Equifax, Inc.	12,487,716
150,985	Nielsen N.V.	6,759,598
134,945	Verisk Analytics, Inc. Class A*	9,818,598

		29,065,912

	Consumer Durables & Apparel - 0.5%
35,001	PVH Corp.	4,032,115

	Consumer Services - 1.9%
14,045	Chipotle Mexican Grill, Inc.*	8,497,085
82,111	Starwood Hotels & Resorts Worldwide, Inc.	6,658,381

		15,155,466

	Energy - 4.7%
105,235	Anadarko Petroleum Corp.	8,214,644
140,075	Chevron Corp.	13,513,035
85,435	EOG Resources, Inc.	7,479,834
173,165	Halliburton Co.	7,458,217

		36,665,730

	Food & Staples Retailing - 6.1%
120,920	Costco Wholesale Corp.	16,331,455
208,750	CVS Health Corp.	21,893,700
136,014	Kroger Co.	9,862,375

		48,087,530

	Food, Beverage & Tobacco - 5.1%
261,370	Altria Group, Inc.	12,783,607
429,910	Mondelez International, Inc. Class A	17,686,497
72,736	Monster Beverage Corp.*	9,748,079

		40,218,183

	Health Care Equipment & Services - 11.1%
112,192	Aetna, Inc.	14,299,993
145,885	Cerner Corp.*	10,074,818
215,375	Envision Healthcare Holdings, Inc.*	8,503,005
80,065	McKesson Corp.	17,999,413
100,061	Omnicare, Inc.	9,430,749
144,244	UnitedHealth Group, Inc.	17,597,768
87,240	Zimmer Holdings, Inc.	9,529,225

		87,434,971

	Household & Personal Products - 2.5%
153,670	Coty, Inc. Class A	4,912,830
172,293	Estee Lauder Cos., Inc. Class A	14,930,911

		19,843,741

	Insurance - 4.8%
146,951	ACE Ltd.	14,941,978
214,040	American International Group, Inc.	13,231,953
261,792	XL Group plc	9,738,662

		37,912,593

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Materials - 3.4%
63,720	Airgas, Inc.	$6,740,301
171,325	Crown Holdings, Inc.*	9,064,806
39,295	Sherwin-Williams Co.	10,806,911

		26,612,018

	Media - 1.9%
243,525	Comcast Corp. Class A	14,596,888

	Pharmaceuticals, Biotechnology & Life Sciences - 10.4%
56,150	Allergan plc*	17,039,279
19,230	Biogen, Inc.*	7,767,766
251,720	Bristol-Myers Squibb Co.	16,749,449
211,605	Eli Lilly & Co.	17,666,902
57,480	Gilead Sciences, Inc.	6,729,758
279,723	Merck & Co., Inc.	15,924,630

		81,877,784

	Retailing - 8.6%
28,365	AutoZone, Inc.*	18,916,618
118,008	Dollar Tree, Inc.*	9,321,452
218,770	Lowe’s Cos., Inc.	14,651,027
263,024	Ross Stores, Inc.	12,785,597
183,135	TJX Cos., Inc.	12,118,043

		67,792,737

	Software & Services - 14.6%
118,265	Accenture plc Class A	11,445,687
323,540	Activision Blizzard, Inc.	7,832,903
130,425	Automatic Data Processing, Inc.	10,463,998
79,350	Fiserv, Inc.*	6,572,561
353,860	Genpact Ltd.*	7,547,834
24,935	Google, Inc. Class A*	13,465,897
18,506	Google, Inc. Class C*	9,632,558
73,497	Intuit, Inc.	7,406,293
151,079	Jack Henry & Associates, Inc.	9,774,811
108,775	Mastercard, Inc. Class A	10,168,287
409,889	Microsoft Corp.	18,096,599
63,000	PTC, Inc.*	2,584,260

		114,991,688

	Technology Hardware & Equipment - 4.3%
182,242	Apple, Inc.	22,857,703
385,882	Cisco Systems, Inc.	10,596,320

		33,454,023

	Transportation - 0.9%
41,750	FedEx Corp.	7,114,200

	Utilities - 4.1%
219,860	American Electric Power Co., Inc.	11,645,984
131,415	NextEra Energy, Inc.	12,882,613
138,545	Pinnacle West Capital Corp.	7,881,825

		32,410,422

	Total Common Stocks (cost $584,047,919)	$776,825,642

	Total Long-Term Investments (cost $584,047,919)	$776,825,642

The accompanying notes are an integral part of these financial statements.

81

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
9,357,848	BlackRock Liquidity Funds TempFund Portfolio	$9,357,848

	Total Short-Term Investments (cost $9,357,848)	9,357,848

Total Investments (cost $593,405,767)^	100.0%	$786,183,490
Other Assets and Liabilities	0.0%	267,814

Total Net Assets	100.0%	$786,451,304

The accompanying notes are an integral part of these financial statements.

82

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $593,919,112 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$197,897,854
Unrealized Depreciation	(5,633,476)

Net Unrealized Appreciation	$192,264,378

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

83

Hartford Disciplined Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$51,572,808	$51,572,808	$—	$—
Capital Goods	27,986,833	27,986,833	—	—
Commercial & Professional Services	29,065,912	29,065,912	—	—
Consumer Durables & Apparel	4,032,115	4,032,115	—	—
Consumer Services	15,155,466	15,155,466	—	—
Energy	36,665,730	36,665,730	—	—
Food & Staples Retailing	48,087,530	48,087,530	—	—
Food, Beverage & Tobacco	40,218,183	40,218,183	—	—
Health Care Equipment & Services	87,434,971	87,434,971	—	—
Household & Personal Products	19,843,741	19,843,741	—	—
Insurance	37,912,593	37,912,593	—	—
Materials	26,612,018	26,612,018	—	—
Media	14,596,888	14,596,888	—	—
Pharmaceuticals, Biotechnology & Life Sciences	81,877,784	81,877,784	—	—
Retailing	67,792,737	67,792,737	—	—
Software & Services	114,991,688	114,991,688	—	—
Technology Hardware & Equipment	33,454,023	33,454,023	—	—
Transportation	7,114,200	7,114,200	—	—
Utilities	32,410,422	32,410,422	—	—
Short-Term Investments	9,357,848	9,357,848	—	—

Total	$786,183,490	$786,183,490	$—	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

84

Hartford Dividend and Growth HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8%
	Automobiles & Components - 1.3%
3,352,446	Ford Motor Co.	$50,320,213

	Banks - 12.8%
2,913,350	Bank of America Corp.	49,585,217
464,769	Bank of Nova Scotia	23,996,023
805,924	Citigroup, Inc.	44,519,242
1,510,210	JP Morgan Chase & Co.	102,331,829
700,644	PNC Financial Services Group, Inc.	67,016,599
395,739	US Bancorp	17,175,073
3,099,724	Wells Fargo & Co.	174,328,478

		478,952,461

	Capital Goods - 7.1%
393,650	Caterpillar, Inc.	33,389,393
539,011	Eaton Corp. plc	36,377,852
1,453,148	General Electric Co.	38,610,142
511,212	Honeywell International, Inc.	52,128,288
124,276	Lockheed Martin Corp.	23,102,908
190,994	Raytheon Co.	18,274,306
499,921	Textron, Inc.	22,311,474
396,765	United Technologies Corp.	44,013,142

		268,207,505

	Commercial & Professional Services - 2.0%
269,814	Equifax, Inc.	26,196,241
1,063,190	Nielsen N.V.	47,599,017

		73,795,258

	Consumer Services - 0.7%
219,883	Las Vegas Sands Corp.	11,559,249
186,430	Starwood Hotels & Resorts Worldwide, Inc.	15,117,609

		26,676,858

	Diversified Financials - 2.4%
134,717	Ameriprise Financial, Inc.	16,830,195
158,970	BlackRock, Inc.	55,000,440
219,700	Northern Trust Corp.	16,798,262

		88,628,897

	Energy - 9.3%
434,755	Anadarko Petroleum Corp.	33,936,975
616,560	Canadian Natural Resources Ltd.	16,745,770
869,126	Chevron Corp.	83,844,585
185,330	EOG Resources, Inc.	16,225,642
922,277	Exxon Mobil Corp.	76,733,446
369,890	Hess Corp.	24,738,243
676,380	Imperial Oil Ltd.	26,121,796
1,141,200	Marathon Oil Corp.	30,287,448
240,982	Schlumberger Ltd.	20,770,239
382,590	Total S.A. ADR	18,811,950

		348,216,094

	Food & Staples Retailing - 3.5%
784,571	CVS Health Corp.	82,285,807
456,184	Wal-Mart Stores, Inc.	32,357,131
212,096	Walgreens Boots Alliance, Inc.	17,909,386

		132,552,324

	Food, Beverage & Tobacco - 3.5%
967,310	Coca-Cola Co.	37,947,571
823,419	Mondelez International, Inc. Class A	33,875,458
276,940	PepsiCo, Inc.	25,849,580
404,312	Philip Morris International, Inc.	32,413,693

		130,086,302

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Health Care Equipment & Services - 4.2%
587,769	Cardinal Health, Inc.	$49,166,877
860,539	Medtronic plc	63,765,940
360,378	UnitedHealth Group, Inc.	43,966,116

		156,898,933

	Household & Personal Products - 0.6%
291,461	Procter & Gamble Co.	22,803,909

	Insurance - 7.0%
695,478	ACE Ltd.	70,716,203
600,445	Marsh & McLennan Cos., Inc.	34,045,231
700,441	MetLife, Inc.	39,217,692
916,210	Principal Financial Group, Inc.	46,992,411
815,766	Prudential Financial, Inc.	71,395,840

		262,367,377

	Materials - 1.7%
449,060	Celanese Corp. Series A	32,278,433
697,049	International Paper Co.	33,172,562

		65,450,995

	Media - 3.3%
1,679,373	Comcast Corp. Class A	100,997,492
681,160	Twenty-First Century Fox, Inc. Class A	22,168,352

		123,165,844

	Pharmaceuticals, Biotechnology & Life Sciences - 12.2%
774,543	AstraZeneca plc ADR	49,346,135
1,092,226	Bristol-Myers Squibb Co.	72,676,718
734,082	Eli Lilly & Co.	61,288,506
726,215	Johnson & Johnson	70,776,914
2,393,073	Merck & Co., Inc.	136,237,646
2,047,902	Pfizer, Inc.	68,666,154

		458,992,073

	Retailing - 1.3%
751,981	Lowe’s Cos., Inc.	50,360,168

	Semiconductors & Semiconductor Equipment - 3.2%
380,229	Analog Devices, Inc.	24,404,998
2,276,241	Intel Corp.	69,231,870
502,225	Texas Instruments, Inc.	25,869,610

		119,506,478

	Software & Services - 7.3%
582,764	Accenture plc Class A	56,399,900
124,870	Google, Inc. Class A*	67,434,795
2,465,152	Microsoft Corp.	108,836,460
783,987	Oracle Corp.	31,594,676
759,220	Xerox Corp.	8,078,101

		272,343,932

	Technology Hardware & Equipment - 5.0%
595,615	Apple, Inc.	74,705,011
405,890	Avnet, Inc.	16,686,138
2,138,634	Cisco Systems, Inc.	58,726,890
278,677	Qualcomm, Inc.	17,453,540
242,530	Western Digital Corp.	19,019,203

		186,590,782

	Telecommunication Services - 2.5%
2,006,159	Verizon Communications, Inc.	93,507,071

	Transportation - 4.4%
163,340	Canadian National Railway Co.	9,432,885
962,032	CSX Corp.	31,410,345

The accompanying notes are an integral part of these financial statements.

85

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.8% - (continued)
	Transportation - 4.4% - (continued)
674,557	Delta Air Lines, Inc.	$27,710,801
214,907	FedEx Corp.	36,620,153
621,858	United Parcel Service, Inc. Class B	60,264,259

		165,438,443

	Utilities - 3.5%
501,616	Dominion Resources, Inc.	33,543,062
168,590	Edison International	9,370,232
888,322	Exelon Corp.	27,911,077
470,338	NextEra Energy, Inc.	46,107,234
670,170	NRG Energy, Inc.	15,333,490

		132,265,095

	Total Common Stocks (cost $2,646,593,153)	$3,707,127,012

	Total Long-Term Investments (cost $2,646,593,153)	$3,707,127,012

SHORT-TERM INVESTMENTS - 0.9%
	Other Investment Pools & Funds - 0.9%
32,452,587	Fidelity Money Market Class 1	32,452,587

	Total Short-Term Investments (cost $32,452,587)	32,452,587

Total Investments (cost $2,679,045,740)^	99.7%	$3,739,579,599
Other Assets and Liabilities	0.3%	12,586,465

Total Net Assets	100.0%	$3,752,166,064

The accompanying notes are an integral part of these financial statements.

86

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $2,682,520,866 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$1,123,836,851
Unrealized Depreciation	(66,778,118)

Net Unrealized Appreciation	$1,057,058,733

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

87

Hartford Dividend and Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$50,320,213	$50,320,213	$—	$—
Banks	478,952,461	478,952,461	—	—
Capital Goods	268,207,505	268,207,505	—	—
Commercial & Professional Services	73,795,258	73,795,258	—	—
Consumer Services	26,676,858	26,676,858	—	—
Diversified Financials	88,628,897	88,628,897	—	—
Energy	348,216,094	348,216,094	—	—
Food & Staples Retailing	132,552,324	132,552,324	—	—
Food, Beverage & Tobacco	130,086,302	130,086,302	—	—
Health Care Equipment & Services	156,898,933	156,898,933	—	—
Household & Personal Products	22,803,909	22,803,909	—	—
Insurance	262,367,377	262,367,377	—	—
Materials	65,450,995	65,450,995	—	—
Media	123,165,844	123,165,844	—	—
Pharmaceuticals, Biotechnology & Life Sciences	458,992,073	458,992,073	—	—
Retailing	50,360,168	50,360,168	—	—
Semiconductors & Semiconductor Equipment	119,506,478	119,506,478	—	—
Software & Services	272,343,932	272,343,932	—	—
Technology Hardware & Equipment	186,590,782	186,590,782	—	—
Telecommunication Services	93,507,071	93,507,071	—	—
Transportation	165,438,443	165,438,443	—	—
Utilities	132,265,095	132,265,095	—	—
Short-Term Investments	32,452,587	32,452,587	—	—

Total	$3,739,579,599	$3,739,579,599	$—	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

88

Hartford Global Growth HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0%
	Automobiles & Components - 1.4%
47,000	Delphi Automotive plc	$3,999,230
12,091	Volkswagen AG (Preference Shares)	2,806,063

		6,805,293

	Banks - 4.7%
256,151	Banco Bilbao Vizcaya Argentaria S.A.	2,524,099
123,252	Bank of America Corp.	2,097,749
6,342,412	Bank of Ireland*	2,567,385
40,444	BNP Paribas S.A.	2,454,252
5,734,000	China Construction Bank Class H	5,230,300
248,783	ICICI Bank Ltd. ADR	2,592,319
435,860	Mitsubishi UFJ Financial Group, Inc.	3,135,778
314,100	Unione di Banche Italiane SCpA	2,520,390

		23,122,272

	Capital Goods - 4.5%
133,422	ABB Ltd.	2,796,301
449,000	Mitsubishi Heavy Industries Ltd.	2,729,449
15,891	Northrop Grumman Corp.	2,520,789
46,660	Safran S.A.	3,170,984
30,400	Schneider Electric S.A.	2,104,865
7,922	SMC Corp.	2,383,881
69,982	Textron, Inc.	3,123,297
25,879	Wabco Holdings, Inc.*	3,201,750

		22,031,316

	Commercial & Professional Services - 0.5%
28,040	Equifax, Inc.	2,722,404

	Consumer Durables & Apparel - 4.0%
104,209	Electrolux AB Series B	3,265,195
45,100	GoPro, Inc. Class A*	2,377,672
20,700	Harman International Industries, Inc.	2,462,058
37,298	Pandora A/S	4,002,231
98,535	Persimmon plc	3,057,142
155,600	Sony Corp.*	4,418,551

		19,582,849

	Consumer Services - 1.9%
4,136	Chipotle Mexican Grill, Inc.*	2,502,239
111,833	MGM Resorts International*	2,040,952
595,662	Sands China Ltd.	2,001,900
51,108	Starbucks Corp.	2,740,156

		9,285,247

	Diversified Financials - 8.8%
20,650	Ameriprise Financial, Inc.	2,579,805
18,890	BlackRock, Inc.	6,535,562
57,153	Discover Financial Services	3,293,156
80,500	Hong Kong Exchanges and Clearing Ltd.	2,836,380
229,670	IG Group Holdings plc	2,692,055
67,347	Julius Baer Group Ltd.*	3,779,106
55,350	Legg Mason, Inc.	2,852,186
39,485	Moody’s Corp.	4,262,801
61,970	MSCI, Inc.	3,814,253
9,952	Partners Group Holding AG	2,974,529
58,870	SEI Investments Co.	2,886,396
209,330	UBS Group AG	4,441,245

		42,947,474

	Energy - 1.2%
28,123	EOG Resources, Inc.	2,462,169
23,867	Pioneer Natural Resources Co.	3,310,114

		5,772,283

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Food & Staples Retailing - 2.3%
74,411	CVS Health Corp.	$7,804,226
78,725	Seven & I Holdings Co., Ltd.	3,379,319

		11,183,545

	Food, Beverage & Tobacco - 5.0%
49,505	Altria Group, Inc.	2,421,290
39,899	Anheuser-Busch InBev N.V.	4,801,459
47,204	British American Tobacco plc	2,541,581
393,000	China Mengniu Dairy Co., Ltd.	1,959,537
56,277	Imperial Tobacco Group plc	2,710,423
102,600	Mondelez International, Inc. Class A	4,220,964
23,550	Monster Beverage Corp.*	3,156,171
34,771	Reynolds American, Inc.	2,596,003

		24,407,428

	Health Care Equipment & Services - 3.3%
53,363	Aetna, Inc.	6,801,648
15,900	Edwards Lifesciences Corp.*	2,264,637
33,015	Medtronic plc	2,446,411
38,980	UnitedHealth Group, Inc.	4,755,560

		16,268,256

	Household & Personal Products - 0.5%
29,600	Estee Lauder Cos., Inc. Class A	2,565,136

	Insurance - 5.8%
30,740	ACE Ltd.	3,125,643
111,866	American International Group, Inc.	6,915,556
37,739	Aon plc	3,761,824
134,955	Assured Guaranty Ltd.	3,237,570
1,286,480	PICC Property & Casualty Co., Ltd. Class H	2,928,540
53,544	Principal Financial Group, Inc.	2,746,272
215,888	St James’s Place plc	3,069,833
67,008	XL Group plc	2,492,698

		28,277,936

	Materials - 1.8%
52,905	CF Industries Holdings, Inc.	3,400,733
33,295	HeidelbergCement AG	2,638,856
198,209	James Hardie Industries plc	2,638,201

		8,677,790

	Media - 2.8%
51,543	Comcast Corp. Class A	3,099,796
56,581	ProSiebenSat.1 Media AG	2,794,768
86,152	Twenty-First Century Fox, Inc. Class A	2,803,817
23,170	Walt Disney Co.	2,644,624
110,015	WPP plc	2,469,415

		13,812,420

	Pharmaceuticals, Biotechnology & Life Sciences - 12.8%
11,635	Allergan plc*	3,530,757
40,775	AstraZeneca plc	2,580,660
8,614	Biogen, Inc.*	3,479,539
152,173	Bristol-Myers Squibb Co.	10,125,592
35,145	Celgene Corp.*	4,067,507
39,400	Eisai Co., Ltd.	2,641,557
37,800	Eli Lilly & Co.	3,155,922
44,314	Gilead Sciences, Inc.	5,188,283
114,840	Merck & Co., Inc.	6,537,841
59,148	Novartis AG	5,817,824
96,285	Novo Nordisk A/S Class B	5,283,626
6,977	Regeneron Pharmaceuticals, Inc.*	3,559,177

The accompanying notes are an integral part of these financial statements.

89

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.8% - (continued)
14,816	Roche Holding AG	$4,154,279
37,519	UCB S.A.	2,697,811

		62,820,375

	Real Estate - 1.7%
34,613	American Tower Corp. REIT	3,229,047
85,000	Mitsui Fudosan Co., Ltd.	2,378,546
14,538	Public Storage REIT	2,680,371

		8,287,964

	Retailing - 4.7%
9,710	Amazon.com, Inc.*	4,215,014
30,238	Expedia, Inc.	3,306,525
41,130	Home Depot, Inc.	4,570,777
124,182	Lowe’s Cos., Inc.	8,316,469
3,950	Netflix, Inc.*	2,594,913

		23,003,698

	Semiconductors & Semiconductor Equipment - 2.5%
187,835	ARM Holdings plc	3,073,708
199,367	Infineon Technologies AG	2,474,063
36,410	NXP Semiconductors N.V.*	3,575,462
665,000	Taiwan Semiconductor Manufacturing Co., Ltd.	3,024,831

		12,148,064

	Software & Services - 20.5%
42,505	Accenture plc Class A	4,113,634
159,477	Activision Blizzard, Inc.	3,860,938
45,099	Adobe Systems, Inc.*	3,653,470
35,454	Akamai Technologies, Inc.*	2,475,398
36,639	Alibaba Group Holding Ltd. ADR*	3,014,291
36,346	Automatic Data Processing, Inc.	2,916,040
28,908	Baidu, Inc. ADR*	5,755,005
38,007	Check Point Software Technologies Ltd. ADR*	3,023,457
56,487	Cognizant Technology Solutions Corp. Class A*	3,450,791
3,575	Dropbox, Inc. Class B*(1)(2)	61,458
59,096	Facebook, Inc. Class A*	5,068,368
17,538	Factset Research Systems, Inc.	2,850,100
42,105	Fiserv, Inc.*	3,487,557
44,104	Gartner, Inc. Class A*	3,783,241
8,891	Google, Inc. Class C*	4,627,854
53,970	Intuit, Inc.	5,438,557
55,980	Jack Henry & Associates, Inc.	3,621,906
89,505	Mastercard, Inc. Class A	8,366,927
71,220	Microsoft Corp.	3,144,363
61,987	Mobileye N.V.*	3,295,849
17,100	Nintendo Co., Ltd.	2,852,751
111,615	Oracle Corp.	4,498,085
50,323	Salesforce.com, Inc.*	3,503,990
64,956	Vantiv, Inc. Class A*	2,480,670
54,000	VeriSign, Inc.*	3,332,880
72,016	Visa, Inc. Class A	4,835,874
31,000	Zillow Group, Inc. Class A*	2,688,940

		100,202,394

	Technology Hardware & Equipment - 6.5%
172,497	Apple, Inc.	21,635,436
89,345	Cisco Systems, Inc.	2,453,414
30,135	F5 Networks, Inc.*	3,626,747
34,700	Largan Precision Co., Ltd.	3,961,031

		31,676,628

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.0% - (continued)
	Telecommunication Services - 0.7%
92,881	T-Mobile US, Inc.*	$3,600,996

	Transportation - 1.1%
17,222	FedEx Corp.	2,934,629
50,453	United Continental Holdings, Inc.*	2,674,513

		5,609,142

	Total Common Stocks (cost $394,436,078)	$484,810,910

PREFERRED STOCKS - 0.0%
	Technology Hardware & Equipment - 0.0%
2,372	Pure Storage, Inc.*(1)(2)	$41,225

	Total Preferred Stocks (cost $37,302)	$41,225

WARRANTS - 0.0%
	Diversified Financials - 0.0%
16,228	Atlas Mara Ltd.*	$2,840
1,035	Imperial Holdings, Inc.*(1)	—

	Total Warrants (cost $162)	$2,840

	Total Long-Term Investments (cost $394,473,542)	$484,854,975

SHORT-TERM INVESTMENTS - 1.0%
	Other Investment Pools & Funds - 1.0%
4,930,394	Fidelity Money Market Class 1	$4,930,394

	Total Short-Term Investments (cost $4,930,394)	$4,930,394

Total Investments (cost $399,403,936)^	100.0%	489,785,369
Other Assets and Liabilities	0.0%	(166,864)

Total Net Assets	100.0%	$489,618,505

The accompanying notes are an integral part of these financial statements.

90

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $399,864,611 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$95,811,856
Unrealized Depreciation	(5,891,098)

Net Unrealized Appreciation	$89,920,758

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
05/2012	3,575	Dropbox, Inc.	$32,360
12/2014	1,035	Imperial Holdings, Inc. Warrants	—
04/2014	2,372	Pure Storage, Inc. Preferred	37,302

			$69,662

At June 30, 2015, the aggregate value of these securities were $102,683, which represents 0.0% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of these securities was $102,683, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

91

Hartford Global Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$6,805,293	$3,999,230	$2,806,063	$—
Banks	23,122,272	4,690,068	18,432,204	—
Capital Goods	22,031,316	8,845,836	13,185,480	—
Commercial & Professional Services	2,722,404	2,722,404	—	—
Consumer Durables & Apparel	19,582,849	4,839,730	14,743,119	—
Consumer Services	9,285,247	7,283,347	2,001,900	—
Diversified Financials	42,947,474	26,224,159	16,723,315	—
Energy	5,772,283	5,772,283	—	—
Food & Staples Retailing	11,183,545	7,804,226	3,379,319	—
Food, Beverage & Tobacco	24,407,428	14,353,965	10,053,463	—
Health Care Equipment & Services	16,268,256	16,268,256	—	—
Household & Personal Products	2,565,136	2,565,136	—	—
Insurance	28,277,936	22,279,563	5,998,373	—
Materials	8,677,790	3,400,733	5,277,057	—
Media	13,812,420	8,548,237	5,264,183	—
Pharmaceuticals, Biotechnology & Life Sciences	62,820,375	39,644,618	23,175,757	—
Real Estate	8,287,964	5,909,418	2,378,546	—
Retailing	23,003,698	23,003,698	—	—
Semiconductors & Semiconductor Equipment	12,148,064	3,575,462	8,572,602	—
Software & Services	100,202,394	97,288,185	2,852,751	61,458
Technology Hardware & Equipment	31,676,628	27,715,597	3,961,031	—
Telecommunication Services	3,600,996	3,600,996	—	—
Transportation	5,609,142	5,609,142	—	—
Preferred Stocks	41,225	—	—	41,225
Warrants	2,840	2,840	0	—
Short-Term Investments	4,930,394	4,930,394	—	—

Total	$489,785,369	$350,877,523	$138,805,163	$102,683

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$61,458	$33,572	$95,030
Purchases	—	—	—
Sales	—	—	—
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	—	—
Net change in unrealized appreciation/depreciation	—	7,653	7,653
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$61,458	$41,225	$102,683

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $7,653.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

92

Hartford Growth Opportunities HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.7%
	Automobiles & Components - 0.9%
46,102	Tesla Motors, Inc.*	$12,367,323

	Capital Goods - 9.2%
90,900	Acuity Brands, Inc.	16,360,182
432,537	AECOM*	14,308,324
348,239	AMETEK, Inc.	19,076,533
242,048	Danaher Corp.	20,716,888
362,905	DigitalGlobe, Inc.*	10,085,130
417,099	Fortune Brands Home & Security, Inc.	19,111,476
275,545	HD Supply Holdings, Inc.*	9,693,673
1,458,400	Lithium Technology Corp.*(1)(2)	8,035,784
318,195	Textron, Inc.	14,201,043

		131,589,033

	Consumer Durables & Apparel - 2.8%
131,843	Harman International Industries, Inc.	15,681,407
3,812,030	Samsonite International S.A.	13,161,316
66,559	Whirlpool Corp.	11,518,035

		40,360,758

	Consumer Services - 6.0%
39,765	Chipotle Mexican Grill, Inc.*	24,057,427
551,762	Diamond Resorts International, Inc.*	17,408,091
576,317	Hilton Worldwide Holdings, Inc.*	15,877,533
185,262	Starbucks Corp.	9,932,822
219,938	Wyndham Worldwide Corp.	18,015,122

		85,290,995

	Diversified Financials - 3.6%
43,074	BlackRock, Inc.	14,902,743
247,766	Northern Trust Corp.	18,944,188
656,028	Platform Specialty Products Corp.*	16,781,196

		50,628,127

	Food, Beverage & Tobacco - 3.4%
140,682	Monster Beverage Corp.*	18,854,201
1,368,497	Nomad Holdings Ltd.*	29,764,810

		48,619,011

	Health Care Equipment & Services - 8.9%
88,986	athenahealth, Inc.*	10,196,016
120,763	Becton Dickinson and Co.	17,106,079
1,012,750	Boston Scientific Corp.*	17,925,675
269,599	Cerner Corp.*	18,618,507
88,319	DexCom, Inc.*	7,063,754
294,653	Envision Healthcare Holdings, Inc.*	11,632,900
411,715	Hologic, Inc.*	15,669,873
59,288	Intuitive Surgical, Inc.*	28,725,036
9,800	Teladoc, Inc.*	186,200

		127,124,040

	Household & Personal Products - 1.3%
205,534	Estee Lauder Cos., Inc. Class A	17,811,576

	Insurance - 1.2%
284,554	American International Group, Inc.	17,591,128

	Media - 1.1%
475,874	Twenty-First Century Fox, Inc. Class A	15,487,319

	Pharmaceuticals, Biotechnology & Life Sciences - 14.1%
88,185	Allergan plc*	26,760,620
38,388	Alnylam Pharmaceuticals, Inc.*	4,601,570
37,099	Biogen, Inc.*	14,985,770
768,614	Bristol-Myers Squibb Co.	51,143,576

Shares or Principal Amount		Market Value†
COMMON STOCKS - 92.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 14.1% - (continued)
86,970	Celgene Corp.*	$10,065,473
154,300	Eisai Co., Ltd.	10,344,982
52,768	Illumina, Inc.*	11,522,420
43,894	Incyte Corp.*	4,574,194
246,167	Merck & Co., Inc.	14,014,287
331,774	Mylan N.V.*	22,514,184
149,330	Novartis AG	14,688,166
31,802	Regeneron Pharmaceuticals, Inc.*	16,223,154

		201,438,396

	Real Estate - 2.9%
274,922	American Tower Corp. REIT	25,647,473
390,112	CBRE Group, Inc. Class A*	14,434,144
29,318	WeWork Companies, Inc. Class A(1)(2)	867,831

		40,949,448

	Retailing - 6.9%
126,617	Advance Auto Parts, Inc.	20,168,822
106,178	Amazon.com, Inc.*	46,090,808
41,578	JAND Inc. Class A(1)(2)	429,782
161,269	Lowe’s Cos., Inc.	10,800,185
32,528	Netflix, Inc.*	21,368,944

		98,858,541

	Semiconductors & Semiconductor Equipment - 1.0%
151,564	NXP Semiconductors N.V.*	14,883,585

	Software & Services - 18.2%
187,134	Akamai Technologies, Inc.*	13,065,696
192,028	Alibaba Group Holding Ltd. ADR*	15,798,143
44,200	Apigee Corp.*	438,906
90,034	Baidu, Inc. ADR*	17,923,969
254,280	Cognizant Technology Solutions Corp. Class A*	15,533,965
103,673	CoStar Group, Inc.*	20,865,228
572,587	Facebook, Inc. Class A*	49,107,924
56,678	Google, Inc. Class A*	30,608,387
28,244	Google, Inc. Class C*	14,701,284
297,784	Mobileye N.V.*	15,833,175
65,284	New Relic, Inc. PIPE*	2,297,344
179,260	ServiceNow, Inc.*	13,320,811
510,800	Tencent Holdings Ltd.	10,214,220
286,522	Workday, Inc. Class A*	21,887,416
213,481	Zillow Group, Inc. Class A*	18,517,342

		260,113,810

	Technology Hardware & Equipment - 9.9%
763,985	Apple, Inc.	95,822,819
213,966	Arista Networks, Inc.*	17,489,581
436,942	CDW Corp. of Delaware	14,978,372
207,555	TE Connectivity Ltd.	13,345,786

		141,636,558

	Transportation - 1.3%
183,880	United Parcel Service, Inc. Class B	17,819,811

	Total Common Stocks (cost $1,150,984,590)	$1,322,569,459

PREFERRED STOCKS - 6.8%
	Consumer Services - 0.1%
874,073	Draftkings, Inc.(1)(2)	$1,417,007

The accompanying notes are an integral part of these financial statements.

93

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
PREFERRED STOCKS - 6.8% - (continued)
	Health Care Equipment & Services - 0.2%
313,640	ConforMIS, Inc.(1)(2)	$2,117,070

	Real Estate - 0.7%
879,569	Redfin Corp. Series G(1)(2)	2,610,499
145,709	WeWork Companies, Inc. Class D-1(1)(2)	4,313,074
114,486	WeWork Companies, Inc. Class D-2(1)(2)	3,388,854

		10,312,427

	Retailing - 1.1%
160,575	Forward Ventures, Inc.(1)(2)	6,418,022
43,732	Honest Co.(1)(2)	1,896,657
92,843	JAND Inc. Series D(1)(2)	959,697
94,537	Tory Burch LLC*(1)(2)	6,053,670

		15,328,046

	Software & Services - 4.2%
186,006	Apigee Corp. PIPE(1)(2)	1,731,087
535,139	Birst, Inc. Series F(1)(2)	2,813,119
1,871,878	Essence Group Holdings Corporation(1)(2)	3,425,537
287,204	Lookout, Inc. Series F(1)(2)	3,047,234
366,944	MarkLogic Corp. Series F(1)(2)	3,835,585
227,914	Nutanix, Inc.(1)(2)	4,282,504
97,758	Pinterest, Inc. Series G(1)(2)	3,158,162
759,876	Uber Technologies, Inc.(1)(2)	27,108,348
210,735	Veracode, Inc.(1)(2)	6,461,135
1,160,072	Zuora, Inc. Series F(1)(2)	3,966,715

		59,829,426

	Technology Hardware & Equipment - 0.3%
268,363	Pure Storage, Inc.*(1)(2)	4,664,149

	Telecommunication Services - 0.2%
7,944	DocuSign, Inc. Series B(1)(2)	136,508
2,379	DocuSign, Inc. Series B-1(1)(2)	40,880
5,708	DocuSign, Inc. Series D(1)(2)	98,085
147,634	DocuSign, Inc. Series E(1)(2)	2,536,912
25,098	DocuSign, Inc. Series F(1)(2)	431,279

		3,243,664

	Total Preferred Stocks (cost $77,069,669)	$96,911,789

CONVERTIBLE PREFERRED STOCKS - 0.3%
	Retailing - 0.3%
102,040	Honest Co. Series C(1)(2)	$4,425,475

	Total Convertible Preferred Stocks (cost $2,760,927)	$4,425,475

	Total Long-Term Investments (cost $1,230,815,186)	$1,423,906,723

Shares or Principal Amount		Market Value†
SHORT-TERM INVESTMENTS - 1.3%
	Other Investment Pools & Funds - 1.3%
19,340,491	Federated Prime Obligations Fund	$19,340,491

	Total Short-Term Investments (cost $19,340,491)	$19,340,491

Total Investments (cost $1,250,155,677)^	101.1%	$1,443,247,214
Other Assets and Liabilities	(1.1)%	(16,065,893)

Total Net Assets	100.0%	$1,427,181,321

The accompanying notes are an integral part of these financial statements.

94

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $1,254,962,954 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$215,382,853
Unrealized Depreciation	(27,098,593)

Net Unrealized Appreciation	$188,284,260

*	Non-income producing.

(1)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
04/2014	186,006	Apigee Corp. PIPE Preferred	$3,968,865
03/2015	535,139	Birst, Inc. Series F Preferred	3,125,693
08/2014	313,640	ConforMIS, Inc. Preferred	2,509,120
02/2014	7,944	DocuSign, Inc. Series B Preferred	104,324
02/2014	2,379	DocuSign, Inc. Series B-1 Preferred	31,242
02/2014	5,708	DocuSign, Inc. Series D Preferred	74,960
02/2014	147,634	DocuSign, Inc. Series E Preferred	1,938,789
04/2015	25,098	DocuSign, Inc. Series F Preferred	479,198
12/2014	874,073	Draftkings, Inc. Preferred	1,574,452
05/2014	1,871,878	Essence Group Holdings Corporation Preferred	2,960,001
11/2014	160,575	Forward Ventures, Inc. Preferred	4,998,894
08/2014	43,732	Honest Co. Preferred	1,183,270
08/2014	102,040	Honest Co. Series C Convertible Preferred	2,760,927
04/2015	41,578	JAND Inc.	477,536
04/2015	92,843	JAND Inc. Series D Preferred	1,066,330
08/2014	1,458,400	Lithium Technology Corp.	7,108,242
07/2014	287,204	Lookout, Inc. Series F Preferred	3,280,760
04/2015	366,944	MarkLogic Corp. Series F Preferred	4,261,761
08/2014	227,914	Nutanix, Inc. Preferred	3,053,250
03/2015	97,758	Pinterest, Inc. Series G Preferred	3,509,068
04/2014	268,363	Pure Storage, Inc. Preferred	4,220,250
12/2014	879,569	Redfin Corp. Series G Preferred	2,900,554
11/2013	94,537	Tory Burch LLC Preferred	7,409,472
06/2014	759,876	Uber Technologies, Inc. Preferred	11,787,994
08/2014	210,735	Veracode, Inc. Preferred	3,891,411
12/2014	29,318	WeWork Companies, Inc.	488,179
12/2014	145,709	WeWork Companies, Inc. Class D-1 Preferred	2,426,224
12/2014	114,486	WeWork Companies, Inc. Class D-2 Preferred	1,906,325
01/2015	1,160,072	Zuora, Inc. Series F Preferred	4,407,462

			$87,904,553

At June 30, 2015, the aggregate value of these securities were $110,670,661, which represents 7.8% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of these securities were $110,670,661, which represents 7.8% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

95

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

96

Hartford Growth Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$12,367,323	$12,367,323	$—	$—
Capital Goods	131,589,033	123,553,249	—	8,035,784
Consumer Durables & Apparel	40,360,758	27,199,442	13,161,316	—
Consumer Services	85,290,995	85,290,995	—	—
Diversified Financials	50,628,127	50,190,709	437,418	—
Food, Beverage & Tobacco	48,619,011	48,619,011	—	—
Health Care Equipment & Services	127,124,040	127,124,040	—	—
Household & Personal Products	17,811,576	17,811,576	—	—
Insurance	17,591,128	17,591,128	—	—
Media	15,487,319	15,487,319	—	—
Pharmaceuticals, Biotechnology & Life Sciences	201,438,396	176,405,248	25,033,148	—
Real Estate	40,949,448	40,081,617	—	867,831
Retailing	98,858,541	98,428,759	—	429,782
Semiconductors & Semiconductor Equipment	14,883,585	14,883,585	—	—
Software & Services	260,113,810	249,899,590	10,214,220	—
Technology Hardware & Equipment	141,636,558	141,636,558	—	—
Transportation	17,819,811	17,819,811	—	—
Preferred Stocks	96,911,789	—	—	96,911,789
Convertible Preferred Stocks	4,425,475	—	—	4,425,475
Short-Term Investments	19,340,491	19,340,491	—	—

Total	$1,443,247,214	$1,283,730,451	$48,846,102	$110,670,661

(1)	For the six-month period ended June 30, 2015, investments valued at $10,640,704 were transferred from Level 1 to Level 2, and investments valued at $5,358,579 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Preferred Stocks	Convertible Preferred Stocks	Total
Beginning balance	$8,387,640	$77,828,628	$2,785,692	$89,001,960
Purchases	477,536	16,849,513	—	17,327,049
Sales	—	(9,896,156)	—	(9,896,156)
Accrued discounts/(premiums)	—	—	—	—
Total realized gain/(loss)	—	3,267,872		3,267,872
Net change in unrealized appreciation/depreciation	468,221	8,861,932	1,639,783	10,969,936
Transfers into Level 3(1)	—	—	—	—
Transfers out of Level 3(1)	—	—	—	—

Ending balance	$9,333,397	$96,911,789	$4,425,475	$110,670,661

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $13,428,103.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

97

Hartford Healthcare HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9%
	Biotechnology - 26.9%
188,020	Achillion Pharmaceuticals, Inc.*	$1,665,857
34,690	Acorda Therapeutics, Inc.*	1,156,218
155,732	Alkermes plc*	10,019,797
48,030	Alnylam Pharmaceuticals, Inc.*	5,757,356
74,907	Anacor Pharmaceuticals, Inc.*	5,800,049
652,570	Arena Pharmaceuticals, Inc.*	3,027,925
207,470	BioCryst Pharmaceuticals, Inc.*	3,097,527
7,832	Biogen, Inc.*	3,163,658
3,600	Blueprint Medicines Corp.*	95,364
69,170	Cepheid*	4,229,745
148,207	Dicerna Pharmaceuticals, Inc.*	2,067,488
75,290	Five Prime Therapeutics, Inc.*	1,870,204
111,681	Galapagos N.V.*	5,701,822
190,200	Gilead Sciences, Inc.	22,268,616
138,860	GlycoMimetics, Inc.*	1,103,937
67,613	Incyte Corp.*	7,045,951
44,381	Innate Pharma S.A.*	649,245
134,483	Ironwood Pharmaceuticals, Inc.*	1,621,865
30,556	Nivalis Therapeutics, Inc.*	462,923
136,770	Otonomy, Inc.*	3,144,342
57,265	Portola Pharmaceuticals, Inc.*	2,608,421
25,680	PTC Therapeutics, Inc.*	1,235,978
26,616	Regeneron Pharmaceuticals, Inc.*	13,577,620
126,720	Regulus Therapeutics, Inc.*	1,388,851
249,500	Rigel Pharmaceuticals, Inc.*	800,895
21,402	Seattle Genetics, Inc.*	1,035,857
53,640	T2 Biosystems, Inc.*	870,577
94,345	TESARO, Inc.*	5,546,543
118,720	Trevana, Inc.*	743,187
42,691	Vertex Pharmaceuticals, Inc.*	5,271,485

		117,029,303

	Drug Retail - 2.9%
75,070	CVS Health Corp.	7,873,342
57,250	Walgreens Boots Alliance, Inc.	4,834,190

		12,707,532

	Health Care Services - 1.1%
122,740	Envision Healthcare Holdings, Inc.*	4,845,775
3,000	Teladoc, Inc.*	57,000

		4,902,775

	Health Care Distributors - 4.6%
81,790	Cardinal Health, Inc.	6,841,734
59,220	McKesson Corp.	13,313,248

		20,154,982

	Health Care Equipment - 20.0%
204,610	Abbott Laboratories	10,042,259
88,680	AtriCure, Inc.*	2,185,075
36,300	Baxter International, Inc.*	1,379,400
99,731	Baxter International, Inc.	6,974,189
38,418	Becton Dickinson and Co.	5,441,910
392,980	Boston Scientific Corp.*	6,955,746
25,500	EndoChoice Holdings, Inc.*	416,925
800	Glaukos Corp.*	23,184
87,602	Globus Medical, Inc. Class A*	2,248,743
26,630	HeartWare International, Inc.*	1,935,735
38,175	Invuity, Inc.*	536,741
177,670	K2M Group Holdings, Inc.*	4,267,633
269,232	Medtronic plc	19,950,091
116,568	St. Jude Medical, Inc.	8,517,624

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Health Care Equipment - 20.0% - (continued)
68,230	Stryker Corp.	$6,520,741
24,655	Teleflex, Inc.	3,339,520
189,107	TriVascular Techonologies, Inc.*	1,011,722
46,763	Zimmer Holdings, Inc.	5,107,922

		86,855,160

	Health Care Facilities - 5.0%
28,890	Acadia Healthcare Co., Inc.*	2,262,954
146,471	Al Noor Hospitals Group plc	2,174,847
126,780	HCA Holdings, Inc.*	11,501,482
91,726	NMC Health plc	1,145,789
32,340	Universal Health Services, Inc. Class B	4,595,514

		21,680,586

	Health Care Supplies - 1.2%
83,684	Dentsply International, Inc.	4,313,910
59,730	Endologix, Inc.*	916,258

		5,230,168

	Health Care Technology - 1.9%
90,240	Allscripts Healthcare Solutions, Inc.*	1,234,483
35,940	athenahealth, Inc.*	4,118,006
70,340	IMS Health Holdings, Inc.*	2,155,921
29,100	Inovalon Holdings, Inc. Class A*	811,890

		8,320,300

	Internet Software & Services - 0.5%
178,126	Everyday Health, Inc.*	2,276,450

	Life Sciences Tools & Services - 4.7%
85,240	Agilent Technologies, Inc.	3,288,559
21,890	Illumina, Inc.*	4,779,901
11,871	MorphoSys AG*	852,029
60,290	PRA Health Sciences, Inc.*	2,190,336
28,120	Quintiles Transnational Holdings, Inc.*	2,041,793
37,930	Thermo Fisher Scientific, Inc.	4,921,797
56,290	WuXi PharmaTech Cayman, Inc. ADR*	2,378,815

		20,453,230

	Managed Health Care - 6.8%
115,240	Aetna, Inc.	14,688,490
54,510	Cigna Corp.	8,830,620
69,900	Qualicorp S.A.	443,128
46,370	UnitedHealth Group, Inc.	5,657,140

		29,619,378

	Pharmaceuticals - 22.3%
139,760	Aerie Pharmaceuticals, Inc.*	2,466,764
36,350	Allergan plc*	11,030,771
38,629	Almirall S.A.	765,665
87,450	AstraZeneca plc ADR	5,571,440
381,240	Bristol-Myers Squibb Co.	25,367,710
101,600	Daiichi Sankyo Co., Ltd.	1,877,624
49,870	Eisai Co., Ltd.	3,343,514
91,660	Eli Lilly & Co.	7,652,693
21,520	Johnson & Johnson	2,097,339
107,500	Medicines Co.*	3,075,575
85,240	MediWound Ltd.*	602,647
101,200	Merck & Co., Inc.	5,761,316
80,400	Mylan N.V.*	5,455,944
46,420	Ocular Therapeutix, Inc.*	976,213
16,400	Ono Pharmaceutical Co., Ltd.	1,789,977
190,170	Shionogi & Co., Ltd.	7,369,699

The accompanying notes are an integral part of these financial statements.

98

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.9% - (continued)
	Pharmaceuticals - 22.3% - (continued)
89,850	Tetraphase Pharmaceuticals, Inc.*	$4,262,484
60,583	Teva Pharmaceutical Industries Ltd. ADR	3,580,455
41,956	UCB S.A.	3,016,854
155,838	XenoPort, Inc.*	955,287

		97,019,971

	Total Common Stocks (cost $275,678,077)	$426,249,835

	Total Long-Term Investments (cost $275,678,077)	$426,249,835

SHORT-TERM INVESTMENTS - 2.4%
	Other Investment Pools & Funds - 2.4%
10,668,010	Fidelity Money Market Class 1	$10,668,010

	Total Short-Term Investments (cost $10,668,010)	$10,668,010

Total Investments (cost $286,346,087)^	100.3%	$436,917,845
Other Assets and Liabilities	(0.3)%	(1,379,853)

Total Net Assets	100.0%	$435,537,992

The accompanying notes are an integral part of these financial statements.

99

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $287,465,030 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$156,796,258
Unrealized Depreciation	(7,343,443)

Net Unrealized Appreciation	$149,452,815

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt

The accompanying notes are an integral part of these financial statements.

100

Hartford Healthcare HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Biotechnology	$117,029,303	$116,380,058	$649,245	$—
Drug Retail	12,707,532	12,707,532	—	—
Health Care Services	4,902,775	4,902,775	—	—
Health Care Distributors	20,154,982	20,154,982	—	—
Health Care Equipment	86,855,160	86,855,160	—	—
Health Care Facilities	21,680,586	21,680,586	—	—
Health Care Supplies	5,230,168	5,230,168	—	—
Health Care Technology	8,320,300	8,320,300	—	—
Internet Software & Services	2,276,450	2,276,450	—	—
Life Sciences Tools & Services	20,453,230	20,453,230	—	—
Managed Health Care	29,619,378	29,619,378	—	—
Pharmaceuticals	97,019,971	78,856,638	18,163,333	—
Short-Term Investments	10,668,010	10,668,010	—	—

Total	$436,917,845	$418,105,267	$18,812,578	$—

(1)	For the six-month period ended June 30, 2015, investments valued at $2,418,875 were transferred from Level 2 to Level 1, and there were no transfers from Level 1 to Level 2. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

101

Hartford High Yield HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 0.0%
		Asset-Backed - Finance & Insurance - 0.0%
$	2,490,000	Soundview NIM Trust 8.25%, 12/25/2036(1)(2)(3)	$—

		Total Asset & Commercial Mortgage Backed Securities (cost $2,478,958)	$—

CORPORATE BONDS - 92.7%
		Advertising - 0.2%
$	1,630,000	Getty Images, Inc. 7.00%, 10/15/2020(1)	$741,650

		Auto Manufacturers - 1.8%
	3,085,000	FCA US LLC / CG Co-Issuer, Inc. 8.25%, 06/15/2021	3,362,650
		General Motors Co.
	2,510,000	4.88%, 10/02/2023	2,646,225
	915,000	6.25%, 10/02/2043	1,020,733

			7,029,608

		Auto Parts & Equipment - 0.4%
		ZF North America Capital, Inc.
	515,000	4.50%, 04/29/2022(1)	504,468
	1,220,000	4.75%, 04/29/2025(1)	1,181,119

			1,685,587

		Chemicals - 1.6%
		Ineos Group Holdings plc
	4,160,000	5.88%, 02/15/2019(1)	4,180,800
	2,040,000	6.13%, 08/15/2018(1)	2,083,350

			6,264,150

		Commercial Banks - 5.1%
EUR	3,600,000	Banco Bilbao Vizcaya Argentaria S.A. 7.00%, 02/19/2019(4)(5)(6)	4,018,475
$	3,640,000	Barclays Bank plc 8.25%, 12/15/2018(4)(6)	3,843,694
	2,261,000	CIT Group, Inc. 5.25%, 03/15/2018	2,337,309
	1,015,000	Credit Agricole S.A. 7.88%, 01/23/2024(1)(4)(6)	1,043,438
	1,400,000	Credit Suisse Group AG 7.50%, 12/11/2023(1)(4)(6)	1,457,680
		ING Groep N.V.
	720,000	6.00%, 04/16/2020(4)(6)	710,550
	570,000	6.50%, 04/16/2025(4)(6)	549,694
		Royal Bank of Scotland Group plc
	2,520,000	6.99%, 10/05/2017(1)(4)(6)	2,961,000
	1,000,000	7.64%, 09/30/2017(4)(6)	1,068,500
		Societe Generale S.A.
	1,805,000	7.88%, 12/18/2023(1)(4)(6)	1,814,025
	640,000	8.25%, 11/29/2018(4)(5)(6)	671,072

			20,475,437

		Commercial Services - 1.1%
	2,385,000	Quad/Graphics, Inc. 7.00%, 05/01/2022	2,319,412
	2,091,000	Servicemaster Co. 7.00%, 08/15/2020	2,208,619

			4,528,031

		Construction Materials - 4.1%
	1,005,000	Associated Materials LLC 9.13%, 11/01/2017	834,150

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.7% - (continued)
		Construction Materials - 4.1% - (continued)
$	3,945,000	Building Materials Corp. of America 5.38%, 11/15/2024(1)	$3,873,398
	2,580,000	Cemex Finance LLC 6.00%, 04/01/2024(1)	2,553,426
		Cemex S.A.B. de C.V.
	1,800,000	5.70%, 01/11/2025(1)	1,716,660
	760,000	6.13%, 05/05/2025(1)	749,892
	320,000	Masco Corp. 7.13%, 03/15/2020	371,200
	2,060,000	Nortek, Inc. 8.50%, 04/15/2021	2,199,050
	4,000,000	Ply Gem Industries, Inc. 6.50%, 02/01/2022	3,950,000

			16,247,776

		Diversified Financial Services - 3.0%
		International Lease Finance Corp.
	6,766,000	5.88%, 04/01/2019	7,213,909
	665,000	5.88%, 08/15/2022	718,200
	970,000	6.25%, 05/15/2019	1,048,812
	3,115,000	Nationstar Mortgage LLC/Nationstar Capital Corp. 6.50%, 07/01/2021	2,900,844

			11,881,765

		Electric - 2.7%
	2,655,000	DPL, Inc. 7.25%, 10/15/2021	2,801,025
		Dynegy, Inc.
	2,055,000	5.88%, 06/01/2023	2,008,763
	1,070,000	7.38%, 11/01/2022(1)	1,120,825
	460,000	7.63%, 11/01/2024(1)	486,450
		GenOn Americas Generation LLC
	1,825,000	8.50%, 10/01/2021	1,733,750
	1,670,000	9.13%, 05/01/2031	1,553,100
	1,640,000	Texas Competitive Electric Holdings Co. LLC 11.50%, 10/01/2020 (1)(7)	1,000,400

			10,704,313

		Engineering & Construction - 1.1%
		Abengoa Finance
EUR	855,000	6.00%, 03/31/2021(1)	881,726
	665,000	6.00%, 03/31/2021(5)	685,786
$	560,000	7.75%, 02/01/2020(1)	554,400
	2,310,000	Abengoa Greenfield S.A. 6.50%, 10/01/2019(1)	2,148,300

			4,270,212

		Entertainment - 0.3%
	1,350,000	Carmike Cinemas, Inc. 6.00%, 06/15/2023(1)	1,363,500

		Food - 0.2%
	719,000	Albertson’s Holdings LLC 7.75%, 10/15/2022(1)	763,938

		Food Service - 0.6%
	2,245,000	Aramark Services, Inc. 5.75%, 03/15/2020	2,343,780

		Forest Products & Paper - 0.8%
	3,380,000	Tembec Industries, Inc. 9.00%, 12/15/2019(1)	3,211,000

The accompanying notes are an integral part of these financial statements.

102

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.7% - (continued)
		Healthcare-Products - 2.0%
		Alere, Inc.
$	1,830,000	6.38%, 07/01/2023(1)	$1,862,025
	3,115,000	6.50%, 06/15/2020	3,208,450
	2,895,000	Sterigenics-Nordion Holdings LLC 6.50%, 05/15/2023(1)	2,938,425

			8,008,900

		Healthcare-Services - 7.9%
	2,575,000	Amsurg Corp. 5.63%, 07/15/2022	2,597,531
		Community Health Systems, Inc.
	1,296,000	5.13%, 08/15/2018	1,328,400
	4,480,000	6.88%, 02/01/2022	4,726,400
	2,935,000	7.13%, 07/15/2020	3,109,632
	1,040,000	Envision Healthcare Corp. 5.13%, 07/01/2022(1)	1,047,800
	1,835,000	HCA Holdings, Inc. 6.25%, 02/15/2021	1,977,213
		HCA, Inc.
	1,085,000	5.38%, 02/01/2025	1,102,686
	4,209,000	7.50%, 11/15/2095	4,166,910
	535,000	inVentiv Health, Inc. 9.00%, 01/15/2018(1)	557,738
	1,785,000	MPH Acquisition Holdings LLC 6.63%, 04/01/2022(1)	1,822,931
		Tenet Healthcare Corp.
	3,305,000	5.00%, 03/01/2019(1)	3,305,000
	500,000	6.75%, 06/15/2023(1)	510,000
	3,425,000	8.13%, 04/01/2022	3,745,237
	1,645,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	1,710,800

			31,708,278

		Holding Companies-Diversified - 0.3%
	1,260,000	Argos Merger Sub, Inc. 7.13%, 03/15/2023(1)	1,319,850

		Home Builders - 1.9%
		KB Home
	2,206,000	7.50%, 09/15/2022	2,294,240
	2,930,000	8.00%, 03/15/2020	3,223,000
		Lennar Corp.
	1,015,000	4.75%, 12/15/2017	1,055,600
	1,155,000	4.75%, 11/15/2022	1,134,788

			7,707,628

		Household Products/Wares - 0.8%
	3,530,000	Sun Products Corp. 7.75%, 03/15/2021(1)	3,185,825

		Insurance - 0.3%
		CNO Financial Group, Inc.
	340,000	4.50%, 05/30/2020	345,100
	835,000	5.25%, 05/30/2025	848,527

			1,193,627

		Internet - 0.9%
		Zayo Group LLC / Zayo Capital, Inc.
	2,670,000	6.00%, 04/01/2023(1)	2,637,159
	1,165,000	6.38%, 05/15/2025(1)	1,130,050

			3,767,209

		Iron/Steel - 2.8%
		AK Steel Corp.
	2,400,000	7.63%, 05/15/2020	1,998,000

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.7% - (continued)
		Iron/Steel - 2.8% - (continued)
$	2,055,000	7.63%, 10/01/2021	$1,674,825
	1,285,000	8.38%, 04/01/2022	1,053,700
		ArcelorMittal
	790,000	7.50%, 03/01/2041	774,200
	1,320,000	7.75%, 10/15/2039	1,313,400
	1,130,000	Steel Dynamics, Inc. 5.50%, 10/01/2024	1,130,000
	3,026,000	United States Steel Corp. 7.38%, 04/01/2020	3,162,170

			11,106,295

		IT Services - 1.0%
		SunGard Data Systems, Inc.
	490,000	6.63%, 11/01/2019	505,925
	1,808,000	7.38%, 11/15/2018	1,872,184
	1,520,000	7.63%, 11/15/2020	1,588,400

			3,966,509

		Machinery-Diversified - 0.6%
	2,386,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	2,612,670

		Media - 8.3%
		CCO Holdings LLC
	120,000	5.13%, 02/15/2023	117,000
	95,000	5.25%, 09/30/2022	93,575
	545,000	5.75%, 09/01/2023	546,022
	3,077,000	7.38%, 06/01/2020	3,250,081
		Cequel Communications Holdings I LLC
	745,000	5.13%, 12/15/2021(1)	676,553
	3,560,000	5.13%, 12/15/2021(1)	3,232,925
		DISH DBS Corp.
	2,170,000	5.00%, 03/15/2023	2,007,250
	2,150,000	5.88%, 07/15/2022	2,107,000
	945,000	6.75%, 06/01/2021	985,163
	2,866,000	7.88%, 09/01/2019	3,178,394
		Gannett Co., Inc.
	1,515,000	4.88%, 09/15/2021(1)	1,503,637
	4,390,000	5.13%, 10/15/2019	4,521,700
	250,000	5.50%, 09/15/2024(1)	247,500
	750,000	6.38%, 10/15/2023	780,938
	996,000	Gray Television, Inc. 7.50%, 10/01/2020	1,055,760
	2,180,000	NBCUniversal Enterprise, Inc. 5.25%, 03/29/2049(1)(4)	2,318,975
	1,955,000	Sirius XM Radio, Inc. 4.63%, 05/15/2023(1)	1,835,256
	1,805,000	Tribune Media Co. 5.88%, 07/15/2022(1)	1,818,537
	2,555,000	Unitymedia Hessen GmbH & Co. 5.50%, 01/15/2023(1)	2,604,503
	249,000	Videotron Ltd. 9.13%, 04/15/2018	253,358

			33,134,127

		Mining - 1.6%
		Constellium N.V.
	535,000	5.75%, 05/15/2024(1)	476,150
	1,170,000	8.00%, 01/15/2023(1)	1,199,250
		FMG Resources August 2006 Pty Ltd.
	6,390,000	6.88%, 04/01/2022(1)	4,480,987
	125,000	9.75%, 03/01/2022(1)	129,063

			6,285,450

The accompanying notes are an integral part of these financial statements.

103

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.7% - (continued)
		Office/Business Equipment - 0.9%
		CDW LLC / CDW Finance Corp.
$	885,000	5.00%, 09/01/2023	$869,513
	970,000	5.50%, 12/01/2024	960,300
	1,780,000	6.00%, 08/15/2022	1,837,850

			3,667,663

		Oil & Gas - 8.1%
		Antero Resources Corp.
	810,000	5.63%, 06/01/2023(1)	782,663
	2,700,000	6.00%, 12/01/2020	2,713,500
	1,085,000	Blue Racer Midstream LLC 6.13%, 11/15/2022(1)	1,117,550
	1,940,000	Bonanza Creek Energy, Inc. 6.75%, 04/15/2021	1,838,150
	1,020,000	Concho Resources, Inc. 5.50%, 10/01/2022	1,014,900
	2,485,000	Diamondback Energy, Inc. 7.63%, 10/01/2021	2,658,950
	2,642,000	Everest Acquisition LLC 9.38%, 05/01/2020	2,823,505
		Laredo Petroleum, Inc.
	740,000	5.63%, 01/15/2022	732,600
	1,360,000	6.25%, 03/15/2023	1,383,800
	600,000	7.38%, 05/01/2022	631,500
	380,000	Matador Resources Co. 6.88%, 04/15/2023(1)	388,075
	1,940,000	MEG Energy Corp. 7.00%, 03/31/2024(1)	1,859,975
	3,510,000	Paragon Offshore plc 6.75%, 07/15/2022(1)	1,158,300
		QEP Resources, Inc.
	35,000	5.25%, 05/01/2023	33,513
	205,000	5.38%, 10/01/2022	197,969
	245,000	6.80%, 03/01/2020	252,656
	500,000	Range Resources Corp. 5.00%, 08/15/2022	490,000
	515,000	Rice Energy, Inc. 7.25%, 05/01/2023(1)	527,875
		Rosetta Resources, Inc.
	1,875,000	5.63%, 05/01/2021	1,992,187
	1,860,000	5.88%, 06/01/2022	1,985,550
	1,595,000	Seadrill Ltd. 6.13%, 09/15/2017(1)	1,399,612
		Tullow Oil plc
	1,725,000	6.00%, 11/01/2020(1)	1,563,281
	2,865,000	6.25%, 04/15/2022(1)	2,535,525
		WPX Energy, Inc.
	1,420,000	5.25%, 09/15/2024	1,308,175
	950,000	6.00%, 01/15/2022	938,125

			32,327,936

		Packaging & Containers - 1.1%
	1,290,297	Ardagh Finance Holdings S.A. 8.63%, 06/15/2019(1)(8)	1,335,457
		Ardagh Packaging Finance plc
	2,065,000	6.00%, 06/30/2021(1)	2,059,838
	277,941	7.00%, 11/15/2020(1)	283,500
	511,000	9.13%, 10/15/2020(1)	539,105

			4,217,900

		Pharmaceuticals - 3.3%
		Endo Finance LLC / Endo Ltd. / Endo Finco, Inc.
	561,000	6.00%, 07/15/2023(1)(9)	573,623
	3,075,000	6.00%, 02/01/2025(1)	3,124,969

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.7% - (continued)
		Pharmaceuticals - 3.3% - (continued)
$	1,155,000	Grifols Worldwide Operations Ltd. 5.25%, 04/01/2022	$1,157,887
	1,908,000	PRA Holdings, Inc. 9.50%, 10/01/2023(1)	2,132,190
	840,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	844,200
	980,000	Valeant Pharmaceuticals International, Inc. 6.13%, 04/15/2025(1)	1,008,175
	4,340,000	VRX Escrow Corp. 5.88%, 05/15/2023(1)	4,448,500

			13,289,544

		Pipelines - 1.3%
		Energy Transfer Equity L.P.
	2,745,000	5.50%, 06/01/2027	2,738,137
	1,773,000	7.50%, 10/15/2020	1,999,058
	450,000	Kinder Morgan Finance Co. 6.00%, 01/15/2018(1)	487,546

			5,224,741

		Retail - 2.5%
	2,260,000	99 Cents Only Stores 11.00%, 12/15/2019	2,045,300
	1,595,000	CEC Entertainment, Inc. 8.00%, 02/15/2022	1,583,038
	1,465,000	Chinos Intermediate Holdings A, Inc. 7.75%, 05/01/2019(1)(8)	1,179,325
		Family Tree Escrow LLC
	240,000	5.25%, 03/01/2020(1)	251,100
	1,175,000	5.75%, 03/01/2023(1)	1,227,875
	2,315,000	Michaels Stores, Inc. 5.88%, 12/15/2020(1)	2,424,962
	1,080,000	Party City Holdings, Inc. 8.88%, 08/01/2020	1,152,900

			9,864,500

		Semiconductors - 2.6%
	3,040,000	Entegris, Inc. 6.00%, 04/01/2022(1)	3,123,600
	4,895,000	Freescale Semiconductor, Inc. 6.00%, 01/15/2022(1)	5,188,700
		Sensata Technologies B.V.
	1,185,000	5.00%, 10/01/2025(1)	1,153,894
	775,000	5.63%, 11/01/2024(1)	802,125

			10,268,319

		Software - 7.4%
		Activision Blizzard, Inc.
	6,152,000	5.63%, 09/15/2021(1)	6,444,220
	910,000	6.13%, 09/15/2023(1)	975,975
	3,440,000	Audatex North America, Inc. 6.00%, 06/15/2021(1)	3,534,600
	1,640,000	Emdeon, Inc. 11.00%, 12/31/2019	1,779,400
		First Data Corp.
	1,169,000	6.75%, 11/01/2020(1)	1,235,493
	2,895,000	7.38%, 06/15/2019(1)	3,009,352
	4,130,000	8.25%, 01/15/2021(1)	4,357,150
	3,710,000	Infor Software Parent LLC 7.13%, 05/01/2021(1)(8)	3,719,275
	2,450,000	Infor US, Inc. 6.50%, 05/15/2022(1)	2,492,875
	1,680,000	MSCI, Inc. 5.25%, 11/15/2024(1)	1,701,000

The accompanying notes are an integral part of these financial statements.

104

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 92.7% - (continued)
		Software - 7.4% - (continued)
$	450,000	SS&C Technologies Holdings Inc. 5.88%, 07/15/2023(1)	$454,500

			29,703,840

		Telecommunications - 14.1%
		Alcatel-Lucent USA, Inc.
	2,681,000	6.45%, 03/15/2029	2,768,132
	765,000	6.50%, 01/15/2028	787,950
	2,430,000	6.75%, 11/15/2020(1)	2,569,725
		Altice Financing S.A.
	885,000	6.50%, 01/15/2022(1)	885,000
	380,000	6.63%, 02/15/2023(1)	377,264
	1,500,000	7.88%, 12/15/2019(1)	1,578,750
	295,000	8.13%, 01/15/2024(1)	297,950
	1,080,000	9.88%, 12/15/2020(1)	1,188,000
	2,305,000	DigitalGlobe, Inc. 5.25%, 02/01/2021(1)	2,256,019
	1,960,000	Intelsat Jackson Holdings S.A. 6.63%, 12/15/2022	1,783,600
		Level 3 Financing, Inc.
	1,995,000	5.13%, 05/01/2023(1)	1,945,125
	2,515,000	5.38%, 08/15/2022	2,540,150
	1,250,000	5.63%, 02/01/2023(1)	1,262,500
	970,000	6.13%, 01/15/2021	1,017,239
	2,825,000	SoftBank Corp. 4.50%, 04/15/2020(1)	2,835,594
		Sprint Communications, Inc.
	507,000	7.00%, 03/01/2020(1)	551,464
	3,092,000	9.00%, 11/15/2018(1)	3,491,672
		Sprint Corp.
	5,150,000	7.25%, 09/15/2021	5,021,250
	4,305,000	7.88%, 09/15/2023	4,198,666
	3,470,000	Syniverse Holdings, Inc. 9.13%, 01/15/2019	3,053,600
		T-Mobile USA, Inc.
	330,000	6.13%, 01/15/2022	340,725
	2,490,000	6.46%, 04/28/2019	2,564,700
	490,000	6.50%, 01/15/2024	505,925
	1,425,000	6.63%, 11/15/2020	1,482,000
	635,000	6.63%, 04/28/2021	658,813
	2,865,000	6.73%, 04/28/2022	2,986,762
	405,000	6.84%, 04/28/2023	425,756
	1,660,500	UPCB Finance VI Ltd. 6.88%, 01/15/2022(1)	1,768,433
		Wind Acquisition Finance S.A.
EUR	3,565,000	4.00%, 07/15/2020(1)	3,964,503
$	1,145,000	6.50%, 04/30/2020(1)	1,196,525

			56,303,792

		Total Corporate Bonds (cost $375,090,685)	$370,375,350

SENIOR FLOATING RATE INTERESTS - 3.1%(10)
		Coal - 0.4%
$	2,241,019	Arch Coal, Inc. 6.25%, 05/16/2018	$1,525,305

		Electric - 0.7%
	4,525,000	Texas Competitive Electric Holdings Co. LLC 4.67%, 10/10/2017(3)	2,594,183

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 3.1%(10) - (continued)
		Insurance - 0.2%
$	945,000	Asurion LLC 8.50%, 03/03/2021	$958,882

		Internet - 0.3%
	1,292,727	Lands’ End, Inc. 4.25%, 04/04/2021	1,234,555

		Machinery-Diversified - 0.7%
	2,962,238	Gardner Denver, Inc. 4.25%, 07/30/2020	2,885,308

		Retail - 0.5%
	2,187,399	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	2,172,371

		Semiconductors - 0.3%
	1,115,981	Freescale Semiconductor, Inc. 5.00%, 01/15/2021	1,119,005

		Total Senior Floating Rate Interests (cost $13,991,852)	$12,489,609

CONVERTIBLE BONDS - 0.5%
		Home Builders - 0.2%
$	566,000	M/I Homes, Inc. 3.00%, 03/01/2018	$561,401

		Oil & Gas - 0.3%
	1,790,000	Cobalt International Energy, Inc. 2.63%, 12/01/2019	1,321,244

		Total Convertible Bonds (cost $2,513,457)	$1,882,645

COMMON STOCKS - 0.2%
		Energy - 0.2%
	206,275,142	KCA Deutag(2)(11)	$822,419

		Total Common Stocks (cost $2,795,441)	$822,419

PREFERRED STOCKS - 1.1%
		Diversified Financials - 1.1%
	300	Citigroup Capital	$7,788
	170,700	GMAC Capital Trust I Series 2	4,434,786

		Total Preferred Stocks (cost $4,028,627)	$4,442,574

		Total Long-Term Investments (cost $400,899,020)	$390,012,597

SHORT-TERM INVESTMENTS - 1.5%
		Other Investment Pools & Funds - 1.5%
	6,036,644	Fidelity Money Market Class 1	$6,036,644

		Total Short-Term Investments (cost $6,036,644)	$6,036,644

Total Investments (cost $406,935,664)^	99.1%	$396,049,241
Other Assets and Liabilities	0.9%	3,413,735

Total Net Assets	100.0%	$399,462,976

The accompanying notes are an integral part of these financial statements.

105

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $406,988,345 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$9,902,248
Unrealized Depreciation	(20,841,352)

Net Unrealized Depreciation	$(10,939,104)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities was $174,846,088, which represents 43.8% of total net assets.

(2)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of these securities was $822,419, which represents 0.2% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Non-income producing. For long-term debt securities, items identified are in default as to payment of interest and/or principal.

(4)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(5)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities was $5,375,333, which represents 1.3% of total net assets.

(6)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2015.

(7)	The issuer is in bankruptcy. However, the investment held by the Fund is current with respect to interest payments.

(8)	This security may pay interest in additional principal instead of cash.

(9)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of this security was $561,000 at June 30, 2015.

(10)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of June 30, 2015.

(11)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2011	206,275,142	KCA Deutag	$2,795,441

At June 30, 2015, the aggregate value of these securities were $822,419, which represents 0.2% of total net assets.

The accompanying notes are an integral part of these financial statements.

106

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Centrally Cleared Credit Default Swap Contracts Outstanding June 30, 2015

Reference Entity		Notional Amount(a)	(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Sell protection:
CDX.NA.HY.24	USD	3,494,700	5.00%	06/20/20	$223,650	$222,073	$(1,577)

Total					$223,650	$222,073	$(1,577)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

Foreign Currency Contracts Outstanding at June 30, 2015

Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
EUR	Sell	07/31/15	CBK	$10,008,605	$9,953,023	$55,582

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
CBK	Citibank NA

Currency Abbreviations:
EUR	Euro
USD	United States Dollar

Index Abbreviations:
CDX.NA.HY	Credit Derivatives North American High Yield

Other Abbreviations:
LIBOR	London Interbank Offered Rate

The accompanying notes are an integral part of these financial statements.

107

Hartford High Yield HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$—	$—	$—	$—
Corporate Bonds	370,375,350	—	370,375,350	—
Senior Floating Rate Interests	12,489,609	—	12,489,609	—
Convertible Bonds	1,882,645	—	1,882,645	—
Common Stocks
Energy	822,419	—	—	822,419
Preferred Stocks	4,442,574	4,442,574	—	—
Short-Term Investments	6,036,644	6,036,644	—	—
Foreign Currency Contracts(2)	55,582	—	55,582	—

Total	$396,104,823	$10,479,218	$384,803,186	$822,419

Liabilities
Swaps - Credit Default(2)	$(1,577)	$—	$(1,577)	$—

Total	$(1,577)	$—	$(1,577)	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Total
Beginning balance	$423,689	$423,689
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	398,730	398,730
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$822,419	$822,419

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $398,730.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

108

Hartford International Opportunities HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5%
	Belgium - 3.1%
379,568	Anheuser-Busch InBev N.V.	$45,677,341

	Brazil - 0.9%
396,210	BB Seguridade Participacoes S.A.	4,345,553
778,500	BR Malls Participacoes S.A.	3,645,737
489,978	Petroleo Brasileiro S.A. ADR*	4,434,301

		12,425,591

	Canada - 3.3%
464,265	Canadian National Railway Co.	26,785,377
398,010	Imperial Oil Ltd.	15,375,487
158,080	TransCanada Corp.	6,424,452

		48,585,316

	China - 7.1%
245,365	Alibaba Group Holding Ltd. ADR*	20,186,179
82,836	Baidu, Inc. ADR*	16,490,991
21,443,000	China Construction Bank Class H	19,559,350
3,324,000	China Life Insurance Co., Ltd. Class H	14,426,957
2,585,260	ENN Energy Holdings Ltd.	15,546,044
182,000	Hollysys Automation Technologies Ltd.	4,373,460
658,400	Huatai Securities Co., Ltd. Class H*(1)	1,860,139
4,914,000	PICC Property & Casualty Co., Ltd. Class H	11,186,216

		103,629,336

	Denmark - 0.2%
159,464	H. Lundbeck A/S*	3,068,168

	Finland - 0.6%
217,962	Kone Oyj Class B	8,847,082

	France - 12.6%
169,688	Air Liquide	21,531,793
396,752	Airbus Group N.V.	25,843,352
474,524	BNP Paribas S.A.	28,795,408
184,274	Essilor International S.A.	22,076,102
271,294	Groupe Eurotunnel S.A.	3,933,547
257,038	Legrand S.A.	14,466,582
1,020,411	Orange S.A.	15,769,784
181,539	Schneider Electric S.A.	12,569,577
356,558	Total S.A.	17,489,506
82,434	Unibail-Rodamco SE REIT	20,938,618

		183,414,269

	Germany - 5.6%
230,513	Beiersdorf AG	19,314,739
159,420	Brenntag AG	9,147,739
81,900	Continental AG	19,392,062
966,784	Deutsche Annington Immobilien SE	27,280,675
29,870	Volkswagen AG (Preference Shares)	6,932,189

		82,067,404

	Hong Kong - 0.9%
370,707	Hong Kong Exchanges and Clearing Ltd.	13,061,690

	India - 5.3%
1,365,241	Bharti Infratel Ltd.	9,583,271
215,426	Container Corp. Of India Ltd.	5,666,083
157,950	Divi’s Laboratories Ltd.	4,662,086
86,990	HDFC Bank Ltd. ADR	5,265,505
61,100	ICICI Bank Ltd. ADR	636,662
5,031,082	ICICI Bank Ltd.	24,414,636
88,317	Maruti Suzuki India Ltd.	5,575,760
994,294	Power Grid Corp. of India Ltd.	2,171,022
764,711	Punjab National Bank	1,666,801

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	India - 5.3% - (continued)
2,159,599	State Bank of India	$8,898,869
209,968	Tata Consultancy Services Ltd.	8,411,085

		76,951,780

	Ireland - 1.9%
11,120,014	Bank of Ireland*	4,501,341
829,696	CRH plc	23,278,542

		27,779,883

	Italy - 6.3%
781,401	Assicurazioni Generali S.p.A.	14,083,791
265,411	Banca Generali S.p.A.	9,344,312
1,106,930	FinecoBank Banca Fineco S.p.A.	8,198,863
5,122,170	Intesa Sanpaolo S.p.A.	18,601,074
410,423	Luxottica Group S.p.A.	27,300,463
3,097,482	Snam S.p.A.	14,740,978

		92,269,481

	Japan - 18.9%
213,820	Asahi Group Holdings Ltd.	6,790,532
503,060	Asics Corp.	12,995,642
182,280	Daito Trust Construction Co., Ltd.	18,865,116
293,045	Daiwa House Industry Co., Ltd.	6,827,348
239,510	Eisai Co., Ltd.	16,057,852
743,500	Honda Motor Co., Ltd.	24,029,795
452,547	Isuzu Motors Ltd.	5,937,216
320,400	Kansai Electric Power Co., Inc.*	3,546,998
331,400	Kyushu Electric Power Co., Inc.*	3,842,222
428,410	M3, Inc.	8,611,656
990,650	Mitsubishi UFJ Financial Group, Inc.	7,127,193
291,192	Mitsui Fudosan Co., Ltd.	8,148,396
3,273,000	NEC Corp.	9,904,585
548,170	Nippon Telegraph & Telephone Corp.	19,852,381
312,105	Olympus Corp.	10,775,427
233,045	Ono Pharmaceutical Co., Ltd.	25,435,675
546,520	Seven & I Holdings Co., Ltd.	23,459,707
235,600	Shikoku Electric Power Co., Inc.	3,526,897
295,400	Sumco Corp.	3,694,569
375,300	Sumitomo Mitsui Financial Group, Inc.	16,708,050
640,650	T&D Holdings, Inc.	9,550,499
287,805	Takeda Pharmaceutical Co., Ltd.	13,891,959
348,600	Tokio Marine Holdings, Inc.	14,497,952

		274,077,667

	Luxembourg - 0.2%
17,462	Altice S.A.*	2,405,210

	Mexico - 0.8%
1,035,500	Cemex S.A.B. de C.V. ADR*	9,485,180
846,127	Corp. Inmobiliaria Vesta S.A.B. de C.V.	1,378,136

		10,863,316

	Netherlands - 2.6%
1,268,099	ING Groep N.V.	21,057,246
782,737	Koninklijke KPN N.V.	3,000,886
136,814	NXP Semiconductors N.V.*	13,435,135

		37,493,267

	South Korea - 1.4%
81,599	Korea Electric Power Corp.	3,335,367
453,410	SK Hynix, Inc.	17,184,925

		20,520,292

The accompanying notes are an integral part of these financial statements.

109

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.5% - (continued)
	Spain - 1.4%
626,994	Inditex S.A.	$20,450,850

	Sweden - 3.1%
620,675	Assa Abloy AB Class B	11,684,700
653,085	Electrolux AB Series B	20,463,201
339,647	Hennes & Mauritz AB Class B	13,072,574

		45,220,475

	Switzerland - 9.7%
156,443	Adecco S.A.	12,696,512
94,758	Cie Financiere Richemont S.A.	7,701,722
522,709	Julius Baer Group Ltd.*	29,331,268
471,874	Novartis AG	46,413,741
79,535	Roche Holding AG	22,300,932
1,045,300	UBS Group AG	22,177,583

		140,621,758

	Taiwan - 2.0%
6,458,035	Taiwan Semiconductor Manufacturing Co., Ltd.	29,375,129

	United Kingdom - 9.6%
577,947	AstraZeneca plc	36,578,403
69,864	Derwent London plc REIT	3,731,816
457,544	Diageo plc	13,250,370
445,369	Direct Line Insurance Group plc	2,349,881
144,201	Hikma Pharmaceuticals plc	4,380,201
743,398	International Consolidated Airlines Group S.A.*	5,777,019
216,539	Schroders plc	10,804,594
2,022,335	Sky plc	32,939,057
913,816	Smith & Nephew plc	15,459,278
182,258	Standard Chartered plc	2,918,752
473,941	WPP plc	10,638,162

		138,827,533

	Total Common Stocks (cost $1,310,569,926)	$1,417,632,838

	Total Long-Term Investments (cost $1,310,569,926)	$1,417,632,838

SHORT-TERM INVESTMENTS - 1.8%
	Other Investment Pools & Funds - 1.8%
25,994,686	BlackRock Liquidity Funds TempFund Portfolio	$25,994,686

	Total Short-Term Investments (cost $25,994,686)	$25,994,686

Total Investments (cost $1,336,564,612)^	99.3%	$1,443,627,524
Other Assets and Liabilities	0.7%	10,365,282

Total Net Assets	100.0%	$1,453,992,806

The accompanying notes are an integral part of these financial statements.

110

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $1,345,661,387 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$134,788,542
Unrealized Depreciation	(36,822,405)

Net Unrealized Appreciation	$97,966,137

*	Non-income producing.

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2015, the aggregate value of this security was $1,860,139, which represents 0.1% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

111

Hartford International Opportunities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Belgium	$45,677,341	$—	$45,677,341	$—
Brazil	12,425,591	12,425,591	—	—
Canada	48,585,316	48,585,316	—	—
China	103,629,336	42,910,769	60,718,567	—
Denmark	3,068,168	—	3,068,168	—
Finland	8,847,082	—	8,847,082	—
France	183,414,269	—	183,414,269	—
Germany	82,067,404	—	82,067,404	—
Hong Kong	13,061,690	—	13,061,690	—
India	76,951,780	25,563,324	51,388,456	—
Ireland	27,779,883	—	27,779,883	—
Italy	92,269,481	9,344,312	82,925,169	—
Japan	274,077,667	—	274,077,667	—
Luxembourg	2,405,210	2,405,210	—	—
Mexico	10,863,316	10,863,316	—	—
Netherlands	37,493,267	13,435,135	24,058,132	—
South Korea	20,520,292	—	20,520,292	—
Spain	20,450,850	—	20,450,850	—
Sweden	45,220,475	—	45,220,475	—
Switzerland	140,621,758	—	140,621,758	—
Taiwan	29,375,129	—	29,375,129	—
United Kingdom	138,827,533	2,349,881	136,477,652	—
Short-Term Investments	25,994,686	25,994,686	—	—

Total	$1,443,627,524	$193,877,540	$1,249,749,984	$—

(1)	For the six-month period ended June 30, 2015, investments valued at $25,017,546 were transferred from Level 1 to Level 2, and investments valued at $10,257,723 were transferred from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

112

Hartford MidCap HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8%
	Automobiles & Components - 1.2%
388,422	Harley-Davidson, Inc.	$21,887,580

	Banks - 3.8%
93,275	Cullen/Frost Bankers, Inc.	7,329,550
199,653	East West Bancorp, Inc.	8,948,447
341,040	First Republic Bank	21,495,751
267,696	M&T Bank Corp.	33,443,261

		71,217,009

	Capital Goods - 7.6%
685,370	Allison Transmission Holdings, Inc.	20,053,926
211,239	Colfax Corp.*	9,748,680
259,571	IDEX Corp.	20,397,089
356,730	Jacobs Engineering Group, Inc.*	14,490,373
278,592	Lennox International, Inc.	30,001,572
275,740	MSC Industrial Direct Co., Inc. Class A	19,238,380
276,081	PACCAR, Inc.	17,616,729
85,503	Pall Corp.	10,640,848

		142,187,597

	Commercial & Professional Services - 9.9%
343,668	Clean Harbors, Inc.*	18,468,718
466,255	Equifax, Inc.	45,268,698
422,044	ManpowerGroup, Inc.	37,722,293
731,085	Robert Half International, Inc.	40,575,218
327,704	TransUnion*	8,225,370
325,184	TriNet Group, Inc.*	8,243,415
563,310	Waste Connections, Inc.	26,543,167

		185,046,879

	Consumer Durables & Apparel - 3.0%
155,378	Harman International Industries, Inc.	18,480,659
23,301	NVR, Inc.*	31,223,340
89,772	Tempur Sealy International, Inc.*	5,915,975

		55,619,974

	Diversified Financials - 4.7%
271,056	Invesco Ltd.	10,161,889
160,196	Moody’s Corp.	17,294,760
284,584	MSCI, Inc.	17,516,145
285,123	Northern Trust Corp.	21,800,505
434,330	SEI Investments Co.	21,295,200

		88,068,499

	Energy - 6.0%
99,069	Cimarex Energy Co.	10,928,302
1,183,161	Cobalt International Energy, Inc.*	11,488,493
124,183	Diamondback Energy, Inc.*	9,360,915
243,714	Energen Corp.	16,645,666
270,792	Gulfport Energy Corp.*	10,899,378
222,759	Laredo Petroleum, Inc.*	2,802,308
592,606	Memorial Resource Development Corp.*	11,241,736
560,148	Patterson-UTI Energy, Inc.	10,539,185
64,897	Pioneer Natural Resources Co.	9,000,565
516,828	QEP Resources, Inc.	9,566,486
196,116	World Fuel Services Corp.	9,403,762

		111,876,796

	Food & Staples Retailing - 0.7%
153,463	PriceSmart, Inc.	14,001,964

	Food, Beverage & Tobacco - 1.6%
227,840	Monster Beverage Corp.*	30,535,117

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Health Care Equipment & Services - 9.9%
616,052	Envision Healthcare Holdings, Inc.*	$24,321,733
785,520	IMS Health Holdings, Inc.*	24,076,188
276,932	MEDNAX, Inc.*	20,523,430
472,428	Patterson Cos., Inc.	22,983,622
238,047	Sirona Dental Systems, Inc.*	23,904,680
329,833	Team Health Holdings, Inc.*	21,547,990
235,839	Universal Health Services, Inc. Class B	33,512,722
175,611	Varian Medical Systems, Inc.*	14,809,276

		185,679,641

	Insurance - 5.9%
47,173	Alleghany Corp.*	22,112,815
40,245	Fairfax Financial Holdings Ltd.	19,844,748
47,795	Markel Corp.*	38,268,501
22,998	White Mountains Insurance Group Ltd.	15,062,310
288,375	WR Berkley Corp.	14,975,314

		110,263,688

	Materials - 3.0%
196,498	Ball Corp.	13,784,335
221,685	Packaging Corp. of America	13,853,095
49,083	Sherwin-Williams Co.	13,498,807
279,922	Silgan Holdings, Inc.	14,768,685

		55,904,922

	Pharmaceuticals, Biotechnology & Life Sciences - 8.3%
133,392	Agios Pharmaceuticals, Inc.*	14,825,187
470,634	Alkermes plc*	30,280,592
116,342	Alnylam Pharmaceuticals, Inc.*	13,945,916
141,100	Incyte Corp.*	14,704,031
799,721	Ironwood Pharmaceuticals, Inc.*	9,644,635
107,407	Jazz Pharmaceuticals plc*	18,911,150
58,853	Medivation, Inc.*	6,721,013
68,818	Mettler-Toledo International, Inc.*	23,498,594
176,666	Waters Corp.*	22,680,381

		155,211,499

	Retailing - 6.0%
295,955	Advance Auto Parts, Inc.	47,142,672
491,235	CarMax, Inc.*	32,524,669
124,841	Tiffany & Co.	11,460,404
233,734	TripAdvisor, Inc.*	20,367,581

		111,495,326

	Semiconductors & Semiconductor Equipment - 0.9%
168,619	First Solar, Inc.*	7,921,721
297,432	SunPower Corp.*	8,450,043

		16,371,764

	Software & Services - 14.0%
479,665	Akamai Technologies, Inc.*	33,490,210
156,716	Factset Research Systems, Inc.	25,467,917
2,098,536	Genpact Ltd.*	44,761,773
98,868	Global Payments, Inc.	10,227,895
163,872	Guidewire Software, Inc.*	8,673,745
729,429	HomeAway, Inc.*	22,699,830
356,700	Pandora Media, Inc.*	5,543,118
314,876	Solera Holdings, Inc.	14,030,875
1,043,552	Vantiv, Inc. Class A*	39,853,251
291,222	VeriSign, Inc.*	17,974,222
223,855	WEX, Inc.*	25,512,754
145,329	Zillow Group, Inc. Class A*	12,605,837

		260,841,427

The accompanying notes are an integral part of these financial statements.

113

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.8% - (continued)
	Technology Hardware & Equipment - 7.6%
401,370	Amphenol Corp. Class A	$23,267,419
48,014	Arista Networks, Inc.*	3,924,664
490,981	CDW Corp. of Delaware	16,830,829
159,684	F5 Networks, Inc.*	19,217,969
155,968	FEI Co.	12,934,426
915,521	National Instruments Corp.	26,971,249
631,678	Nimble Storage, Inc.*	17,724,885
892,462	Trimble Navigation Ltd.*	20,937,158

		141,808,599

	Transportation - 3.8%
36,194	AMERCO	11,832,181
299,895	Genesee & Wyoming, Inc. Class A*	22,846,001
265,615	J.B. Hunt Transport Services, Inc.	21,804,335
749,059	JetBlue Airways Corp.*	15,550,465

		72,032,982

	Utilities - 1.9%
138,006	Eversource Energy	6,266,852
623,575	UGI Corp.	21,482,159
175,071	WEC Energy Group, Inc.	7,872,943

		35,621,954

	Total Common Stocks (cost $1,470,475,341)	$1,865,673,217

	Total Long-Term Investments (cost $1,470,475,341)	$1,865,673,217

SHORT-TERM INVESTMENTS - 0.2%
	Other Investment Pools & Funds - 0.2%
3,577,468	Fidelity Money Market Class 1	$3,577,468

	Total Short-Term Investments (cost $3,577,468)	$3,577,468

Total Investments (cost $1,474,052,809)^	100.0%	$1,869,250,685
Other Assets and Liabilities	0.0%	(552,291)

Total Net Assets	100.0%	$1,868,698,394

The accompanying notes are an integral part of these financial statements.

114

Hartford MidCap HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $1,476,564,928 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$443,440,034
Unrealized Depreciation	(50,754,277)

Net Unrealized Appreciation	$392,685,757

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

The accompanying notes are an integral part of these financial statements.

115

Hartford MidCap HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$21,887,580	$21,887,580	$—	$—
Banks	71,217,009	71,217,009	—	—
Capital Goods	142,187,597	142,187,597	—	—
Commercial & Professional Services	185,046,879	185,046,879	—	—
Consumer Durables & Apparel	55,619,974	55,619,974	—	—
Diversified Financials	88,068,499	88,068,499	—	—
Energy	111,876,796	111,876,796	—	—
Food & Staples Retailing	14,001,964	14,001,964	—	—
Food, Beverage & Tobacco	30,535,117	30,535,117	—	—
Health Care Equipment & Services	185,679,641	185,679,641	—	—
Insurance	110,263,688	110,263,688	—	—
Materials	55,904,922	55,904,922	—	—
Pharmaceuticals, Biotechnology & Life Sciences	155,211,499	155,211,499	—	—
Retailing	111,495,326	111,495,326	—	—
Semiconductors & Semiconductor Equipment	16,371,764	16,371,764	—	—
Software & Services	260,841,427	260,841,427	—	—
Technology Hardware & Equipment	141,808,599	141,808,599	—	—
Transportation	72,032,982	72,032,982	—	—
Utilities	35,621,954	35,621,954	—	—
Short-Term Investments	3,577,468	3,577,468	—	—

Total	$1,869,250,685	$1,869,250,685	$—	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

116

Hartford MidCap Value HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 98.5%
	Automobiles & Components - 0.7%
101,700	Goodyear Tire & Rubber Co.	$3,066,255

	Banks - 10.7%
211,858	BankUnited, Inc.	7,612,058
115,400	CIT Group, Inc.	5,364,946
174,236	Comerica, Inc.	8,941,792
109,865	EverBank Financial Corp.	2,158,847
108,537	IBERIABANK Corp.	7,405,479
66,300	South State Corp.	5,038,137
322,730	Zions Bancorporation	10,241,837

		46,763,096

	Capital Goods - 14.7%
213,531	Barnes Group, Inc.	8,325,574
65,800	Curtiss-Wright Corp.	4,766,552
60,681	Esterline Technologies Corp.*	5,785,326
131,600	Generac Holdings, Inc.*	5,231,100
68,979	Hubbell, Inc. Class B	7,469,046
102,400	Moog, Inc. Class A*	7,237,632
88,096	Orbital ATK, Inc.	6,462,722
203,226	Rexel S.A.	3,279,381
381,000	Sanwa Holdings Corp.	3,205,211
108,500	Sensata Technologies Holding N.V.*	5,722,290
99,500	WESCO International, Inc.*	6,829,680

		64,314,514

	Consumer Durables & Apparel - 8.5%
151,500	D.R. Horton, Inc.	4,145,040
11,328,000	Global Brands Group Holding Ltd.*	2,380,648
148,593	Lennar Corp. Class A	7,584,187
229,386	Newell Rubbermaid, Inc.	9,430,058
331,900	Performance Sports Group Ltd.*	5,974,200
528,900	Samsonite International S.A.	1,826,066
151,900	Toll Brothers, Inc.*	5,801,061

		37,141,260

	Consumer Services - 1.8%
139,151	Norwegian Cruise Line Holdings Ltd.*	7,798,022

	Diversified Financials - 1.7%
67,000	LPL Financial Holdings, Inc.	3,114,830
67,500	MSCI, Inc.	4,154,625
451,900	Solar Cayman Ltd.*(1)(2)(3)	31,633

		7,301,088

	Energy - 6.3%
397,800	Cobalt International Energy, Inc.*	3,862,638
100,586	Diamondback Energy, Inc.*	7,582,172
44,349	Energen Corp.	3,029,037
73,500	HollyFrontier Corp.	3,137,715
129,700	Laredo Petroleum, Inc.*	1,631,626
134,800	Newfield Exploration Co.*	4,868,976
136,500	QEP Resources, Inc.	2,526,615
267,000	Trican Well Service Ltd.	887,150

		27,525,929

	Food, Beverage & Tobacco - 1.8%
36,437	Ebro Foods S.A.	705,941
72,200	Ingredion, Inc.	5,762,282
366,015	Treasury Wine Estates Ltd.	1,405,614

		7,873,837

	Health Care Equipment & Services - 1.8%
224,178	Brookdale Senior Living, Inc.*	7,778,977

Shares or Principal Amount		Market Value†
Common Stocks - 98.5% - (continued)
	Insurance - 8.7%
87,110	Argo Group International Holdings Ltd.	$4,852,027
185,300	CNO Financial Group, Inc.	3,400,255
64,800	Hanover Insurance Group, Inc.	4,797,144
95,032	Reinsurance Group of America, Inc.	9,015,686
257,426	Unum Group	9,202,979
191,600	XL Group plc	7,127,520

		38,395,611

	Materials - 9.6%
73,100	Bemis Co., Inc.	3,290,231
123,900	Cabot Corp.	4,620,231
101,282	Celanese Corp. Series A	7,280,150
216,500	Huntsman Corp.	4,778,155
409,500	Louisiana-Pacific Corp.*	6,973,785
194,803	Methanex Corp.	10,842,735
37,600	Packaging Corp. of America	2,349,624
31,100	Reliance Steel & Aluminum Co.	1,880,928

		42,015,839

	Media - 2.0%
33,300	AMC Entertainment Holdings, Inc. Class A	1,021,644
223,800	Interpublic Group of Cos., Inc.	4,312,626
148,100	Quebecor, Inc. Class B	3,701,907

		9,036,177

	Pharmaceuticals, Biotechnology & Life Sciences - 4.6%
377,974	Almirall S.A.*	7,491,821
70,000	Ono Pharmaceutical Co., Ltd.	7,640,144
23,825	UCB S.A.	1,713,141
82,000	WuXi PharmaTech Cayman, Inc. ADR*	3,465,320

		20,310,426

	Real Estate - 7.9%
141,219	American Assets Trust, Inc. REIT	5,537,197
208,200	Blackstone Mortgage Trust, Inc. Class A REIT	5,792,124
128,300	Equity LifeStyle Properties, Inc. REIT	6,746,014
100,100	Extra Space Storage, Inc. REIT	6,528,522
246,000	Forest City Enterprises, Inc. Class A*	5,436,600
40,700	SL Green Realty Corp. REIT	4,472,523

		34,512,980

	Retailing - 1.3%
178,500	DSW, Inc. Class A	5,956,545

	Semiconductors & Semiconductor Equipment - 4.5%
259,218	Microsemi Corp.*	9,059,669
92,088	Qorvo, Inc.*	7,391,904
40,100	Synaptics, Inc.*	3,478,073

		19,929,646

	Software & Services - 3.6%
179,600	Booz Allen Hamilton Holding Corp.	4,533,104
34,200	Check Point Software Technologies Ltd. ADR*	2,720,610
138,455	Verint Systems, Inc.*	8,410,449

		15,664,163

	Technology Hardware & Equipment - 3.5%
221,000	ARRIS Group, Inc.*	6,762,600
151,526	Arrow Electronics, Inc.*	8,455,151

		15,217,751

	Utilities - 4.8%
36,700	Alliant Energy Corp.	2,118,324
147,700	Great Plains Energy, Inc.	3,568,432

The accompanying notes are an integral part of these financial statements.

117

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
Common Stocks - 98.5% - (continued)
	Utilities - 4.8% - (continued)
143,400	Portland General Electric Co.	$4,755,144
207,419	UGI Corp.	7,145,585
103,100	Westar Energy, Inc.	3,528,082

		21,115,567

	Total Common Stocks (cost $338,551,120)	$431,717,683

	Total Long-Term Investments (cost $338,551,120)	$431,717,683

SHORT-TERM INVESTMENTS - 1.4%
	Other Investment Pools & Funds - 1.4%
6,438,822	Federated Prime Obligations Fund	$6,438,822

	Total Short-Term Investments (cost $6,438,822)	$6,438,822

Total Investments (cost $344,989,942)^	99.9%	$438,156,505
Other Assets and Liabilities	0.1%	264,383

Total Net Assets	100.0%	$438,420,888

The accompanying notes are an integral part of these financial statements.

118

Hartford MidCap Value HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $347,285,148 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$100,267,952
Unrealized Depreciation	(9,396,595)

Net Unrealized Appreciation	$90,871,357

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of this security was $31,633, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2015, the aggregate value of this security was $31,633, which represents 0.0% of total net assets.

(3)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
03/2007	451,900	Solar Cayman Ltd.	$132,446

At June 30, 2015, the aggregate value of these securities were $31,633, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

119

Hartford MidCap Value HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$3,066,255	$3,066,255	$—	$—
Banks	46,763,096	46,763,096	—	—
Capital Goods	64,314,514	57,829,922	6,484,592	—
Consumer Durables & Apparel	37,141,260	32,934,546	4,206,714	—
Consumer Services	7,798,022	7,798,022	—	—
Diversified Financials	7,301,088	7,269,455	—	31,633
Energy	27,525,929	27,525,929	—	—
Food, Beverage & Tobacco	7,873,837	5,762,282	2,111,555	—
Health Care Equipment & Services	7,778,977	7,778,977	—	—
Insurance	38,395,611	38,395,611	—	—
Materials	42,015,839	42,015,839	—	—
Media	9,036,177	9,036,177	—	—
Pharmaceuticals, Biotechnology & Life Sciences	20,310,426	3,465,320	16,845,106	—
Real Estate	34,512,980	34,512,980	—	—
Retailing	5,956,545	5,956,545	—	—
Semiconductors & Semiconductor Equipment	19,929,646	19,929,646	—	—
Software & Services	15,664,163	15,664,163	—	—
Technology Hardware & Equipment	15,217,751	15,217,751	—	—
Utilities	21,115,567	21,115,567	—	—
Short-Term Investments	6,438,822	6,438,822	—	—

Total	$438,156,505	$408,476,905	$29,647,967	$31,633

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Total
Beginning balance	$31,633	$31,633
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$31,633	$31,633

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $(0).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

120

Hartford Small Company HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7%
	Automobiles & Components - 0.5%
5,169	Dana Holding Corp.	$106,378
109,662	Gentherm, Inc.*	6,021,540
5,852	Standard Motor Products, Inc.	205,522
11,468	Tenneco Automotive, Inc.*	658,722
622	Tesla Motors, Inc.*	166,858
15,900	Winnebago Industries, Inc.	375,081

		7,534,101

	Banks - 2.9%
708,852	Associated Banc-Corp	14,368,430
5,874	Bank of Marin Bancorp	298,810
26,270	Blue Hills Bancorp, Inc.*	367,780
446,840	EverBank Financial Corp.	8,780,406
2,800	FCB Financial Holdings, Inc. Class A*	89,040
19,766	First Merchants Corp.	488,220
22,164	Flushing Financial Corp.	465,666
9,833	Great Western Bancorp, Inc.	237,074
16,021	Heritage Financial Corp. of Washington	286,295
35,351	MGIC Investment Corp.*	402,294
321,211	PrivateBancorp, Inc.	12,790,622
7,550	Sandy Spring Bancorp, Inc.	211,249
13,548	TriCo Bancshares	325,829
110,373	United Community Banks, Inc.	2,303,485
5,568	Wintrust Financial Corp.	297,220
11,969	WSFS Financial Corp.	327,352

		42,039,772

	Capital Goods - 9.9%
6,171	A.O. Smith Corp.	444,189
15,511	AAON, Inc.	349,308
86,596	Acuity Brands, Inc.	15,585,548
460,054	Advanced Drainage Systems, Inc.	13,493,384
314,805	AECOM*	10,413,749
4,599	Alamo Group, Inc.	251,289
359,798	Altra Industrial Motion Corp.	9,779,310
110,335	Applied Industrial Technologies, Inc.	4,374,783
97,238	Astronics Corp.*	6,893,202
1,790	Astronics Corp. Class B*	126,195
8,275	AZZ, Inc.	428,645
11,812	CAI International, Inc.*	243,209
1,777	Carlisle Cos., Inc.	177,913
4,937	Crane Co.	289,950
419,982	DigitalGlobe, Inc.*	11,671,300
6,206	EMCOR Group, Inc.	296,461
3,339	Esterline Technologies Corp.*	318,340
381,382	Generac Holdings, Inc.*	15,159,934
15,609	H & E Equipment Services, Inc.	311,712
430,154	HD Supply Holdings, Inc.*	15,132,818
10,550	Heico Corp. Class A	535,623
17,257	Insteel Industries, Inc.	322,706
5,537	Lennox International, Inc.	596,279
26,222	Luxfer Holdings plc ADR	340,886
10,430	Lydall, Inc.*	308,311
328,163	Masonite International Corp.*	23,007,508
6,475	Moog, Inc. Class A*	457,653
17,500	NN, Inc.	446,600
31,743	Teledyne Technologies, Inc.*	3,349,204
9,512	Textainer Group Holdings Ltd.	247,407
29,672	Titan International, Inc.	318,677
7,224	Toro Co.	489,643
162,711	Watts Water Technologies, Inc. Class A	8,436,565

		144,598,301

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Commercial & Professional Services - 1.5%
14,013	Advisory Board Co.*	$766,091
34,579	CECO Environmental Corp.	391,780
7,628	Deluxe Corp.	472,936
13,120	Exponent, Inc.	587,513
3,400	Franklin Covey Co.*	68,986
10,982	Gategroup Holding AG	346,637
11,974	GP Strategies Corp.*	398,016
23,491	Heritage Crystal Clean, Inc.*	345,318
11,945	On Assignment, Inc.*	469,200
416,348	TriNet Group, Inc.*	10,554,422
179,903	WageWorks, Inc.*	7,277,076

		21,677,975

	Consumer Durables & Apparel - 5.0%
9,889	Arctic Cat, Inc.	328,414
533,634	Crocs, Inc.*	7,849,756
7,252	G-III Apparel Group Ltd.*	510,178
300,043	GoPro, Inc. Class A*	15,818,267
9,443	iRobot Corp.*	301,043
375,850	Kate Spade & Co.*	8,095,809
12,545	M/I Schottenstein Homes, Inc.*	309,485
21,787	New Home Co., Inc.*	375,390
6,077	Oxford Industries, Inc.	531,434
2,513,980	Samsonite International S.A.	8,679,702
107,476	Skechers USA, Inc. Class A*	11,799,790
403,035	Steven Madden Ltd.*	17,241,837
13,395	Taylor Morrison Home Corp. Class A*	272,722
23,701	Vince Holding Corp.*	283,938
7,320	Vista Outdoor, Inc.*	328,668
5,629	William Lyon Homes Class A*	144,497

		72,870,930

	Consumer Services - 5.6%
32,783	Bloomin’ Brands, Inc.	699,917
8,253	Brinker International, Inc.	475,785
38,789	Buffalo Wild Wings, Inc.*	6,077,848
368,862	ClubCorp Holdings, Inc.	8,808,425
37,706	Del Frisco’s Restaurant Group, Inc.*	702,463
825,963	Diamond Resorts International, Inc.*	26,059,133
151,570	Jack in the Box, Inc.	13,362,411
27,777	La Quinta Holdings, Inc.*	634,705
7,105	Marriott Vacations Worldwide Corp.	651,884
53,572	Panera Bread Co. Class A*	9,362,778
3,141	Red Robin Gourmet Burgers, Inc.*	269,561
23,026	Ruth’s Hospitality Group, Inc.	371,179
355,791	Texas Roadhouse, Inc.	13,317,257
4,900	Wingstop, Inc.*	139,160

		80,932,506

	Diversified Financials - 3.2%
13,069	Alaris Royalty Corp.	319,034
7,875	Evercore Partners, Inc. Class A	424,935
143,592	Financial Engines, Inc.	6,099,788
331,519	HFF, Inc. Class A	13,834,288
118,598	MarketAxess Holdings, Inc.	11,002,336
229,741	Platform Specialty Products Corp.*	5,876,775
23,285	Regional Management Corp.*	415,870
1,529	Westwood Holdings Group, Inc.	91,083
367,378	Wisdomtree Investments, Inc.	8,069,458

		46,133,567

The accompanying notes are an integral part of these financial statements.

121

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Energy - 1.9%
101,336	Abraxas Petroleum Corp.*	$298,941
9,000	Aspen Aerogels, Inc.*	59,580
29,929	Bill Barrett Corp.*	257,090
129,036	Diamondback Energy, Inc.*	9,726,734
9,660	Forum Energy Technologies, Inc.*	195,905
16,810	Hornbeck Offshore Services, Inc.*	345,109
153,027	Karoon Gas Australia Ltd.*	265,447
588,240	RSP Permian, Inc.*	16,535,427
29,742	Superior Drilling Products I*	82,088
18,765	Synergy Resources Corp.*	214,484

		27,980,805

	Food & Staples Retailing - 0.1%
9,236	Casey’s General Stores, Inc.	884,254
18,608	Natural Grocers by Vitamin Cottage, Inc.*	458,129
6,482	PriceSmart, Inc.	591,418

		1,933,801

	Food, Beverage & Tobacco - 1.7%
18,690	Darling Ingredients, Inc.*	273,995
392,629	Freshpet, Inc.*	7,302,900
356,620	Nomad Holdings Ltd.*	7,756,485
8,042	Post Holdings, Inc.*	433,705
774,837	SunOpta, Inc.*	8,314,001
8,807	TreeHouse Foods, Inc.*	713,631

		24,794,717

	Health Care Equipment & Services - 11.2%
274,525	Acadia Healthcare Co., Inc.*	21,503,543
12,072	Aceto Corp.	297,333
78,003	Adeptus Health, Inc. Class A*	7,409,505
9,529	Anika Therapeutics, Inc.*	314,743
1,128	Atrion Corp.	442,526
170,384	Cardiovascular Systems, Inc.*	4,506,657
5,394	Cyberonics, Inc.*	320,727
9,730	Cynosure, Inc. Class A*	375,383
313,759	DexCom, Inc.*	25,094,445
12,800	EndoChoice Holdings, Inc.*	209,280
568,463	Endologix, Inc.*	8,720,223
7,215	Ensign Group, Inc.	368,398
370,821	Envision Healthcare Holdings, Inc.*	14,640,013
34,404	Globus Medical, Inc. Class A*	883,151
16,705	HealthSouth Corp.	769,432
193,678	HeartWare International, Inc.*	14,078,454
5,553	ICU Medical, Inc.*	531,200
625,059	Insulet Corp.*	19,367,453
334,467	LDR Holding Corp.*	14,465,698
47,000	LifePoint Hospitals, Inc.*	4,086,650
3,648	MEDNAX, Inc.*	270,353
13,881	Omnicell, Inc.*	523,453
10,591	Team Health Holdings, Inc.*	691,910
9,800	Teladoc, Inc.*(1)	186,200
10,489	U.S. Physical Therapy, Inc.	574,378
16,370	Vascular Solutions, Inc.*	568,366
740,503	Veeva Systems, Inc. Class A*	20,756,299
5,886	WellCare Health Plans, Inc.*	499,309

		162,455,082

	Insurance - 1.0%
11,633	AMERISAFE, Inc.	547,449
413,276	Assured Guaranty Ltd.	9,914,491
115,478	First American Financial Corp.	4,296,936

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Insurance - 1.0% - (continued)
22,597	James River Group Holdings Ltd.	$584,585

		15,343,461

	Materials - 3.4%
10,680	Advanced Emissions Solutions, Inc.*	138,840
13,366	Boise Cascade Co.*	490,265
4,179	Cabot Corp.	155,835
1,002,707	Graphic Packaging Holding Co.	13,967,709
1,313,690	Headwaters, Inc.*	23,935,432
374,184	KapStone Paper & Packaging Corp.	8,651,134
20,380	Myers Industries, Inc.	387,220
39,933	OMNOVA Solutions, Inc.*	299,098
16,651	Orion Engineered Carbons S.A.	307,377
15,925	PolyOne Corp.	623,782
8,341	Silgan Holdings, Inc.	440,071

		49,396,763

	Media - 1.6%
567,460	IMAX Corp.*	22,851,614

	Pharmaceuticals, Biotechnology & Life Sciences - 11.0%
446,223	Achillion Pharmaceuticals, Inc.*	3,953,536
11,350	Acorda Therapeutics, Inc.*	378,295
224,096	Aerie Pharmaceuticals, Inc.*	3,955,294
83,054	Agios Pharmaceuticals, Inc.*	9,230,622
16,010	Albany Molecular Research, Inc.*	323,722
7,357	Alkermes plc*	473,349
49,629	Alnylam Pharmaceuticals, Inc.*	5,949,028
21,410	Amicus Therapeutics, Inc.*	302,952
209,063	Anacor Pharmaceuticals, Inc.*	16,187,748
74,665	Arena Pharmaceuticals, Inc.*	346,446
585,499	BioCryst Pharmaceuticals, Inc.*	8,741,500
32,300	Cara Therapeutics, Inc.*	392,445
124,900	Cepheid*	7,637,635
25,338	Dicerna Pharmaceuticals, Inc.*	353,465
12,219	Five Prime Therapeutics, Inc.*	303,520
3,834	Flexion Therapeutics, Inc.*	83,926
12,534	GlycoMimetics, Inc.*	99,645
257,636	Intersect ENT, Inc.*	7,376,119
403,013	Ironwood Pharmaceuticals, Inc.*	4,860,337
18,560	KemPharm, Inc.*	340,947
5,706	KYTHERA Biopharmaceuticals, Inc.*	429,719
15,740	Medicines Co.*	450,321
896,136	Novavax, Inc.*	9,982,955
232,919	Otonomy, Inc.*	5,354,808
9,183	PAREXEL International Corp.*	590,559
344,681	Portola Pharmaceuticals, Inc.*	15,700,220
200,318	PTC Therapeutics, Inc.*	9,641,305
2,188	Puma Biotechnology, Inc.*	255,449
296,453	Regulus Therapeutics, Inc.*	3,249,125
226,869	Relypsa, Inc.*	7,507,095
226,908	TESARO, Inc.*	13,339,921
214,820	Tetraphase Pharmaceuticals, Inc.*	10,191,061
39,899	Trevana, Inc.*	249,768
99,453	Ultragenyx Pharmaceutical, Inc.*	10,182,993
89,188	XenoPort, Inc.*	546,722
19,047	Zafgen, Inc.*	659,598

		159,622,150

	Real Estate - 2.6%
46,738	Arbor Realty Trust, Inc. REIT	315,949
22,774	Armada Hoffler Properties, Inc. REIT	227,512

The accompanying notes are an integral part of these financial statements.

122

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Real Estate - 2.6% - (continued)
21,503	CareTrust, Inc. REIT	$272,443
9,618	Coresite Realty Corp. REIT	437,042
15,520	Easterly Government Properties, Inc. REIT	247,078
386,831	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	7,755,962
599,527	Kennedy-Wilson Holdings, Inc.	14,742,369
19,097	Medical Properties Trust, Inc. REIT	250,362
292,177	Pebblebrook Hotel Trust REIT	12,528,550
17,675	STAG Industrial, Inc. REIT	353,500
21,253	Summit Hotel Properties, Inc. REIT	276,501
30,644	Sunstone Hotel Investors, Inc. REIT	459,966

		37,867,234

	Retailing - 3.3%
5,016,400	Allstar Co.*(1)(2)	5,267,220
13,049	Burlington Stores, Inc.*	668,109
9,185	Core-Mark Holding Co., Inc.	544,211
288,098	CST Brands, Inc.	11,253,108
16,128	DSW, Inc. Class A	538,191
15,275	Five Below, Inc.*	603,821
147,183	HSN, Inc.	10,330,775
14,908	Party City Holdco, Inc.*	302,185
23,088	Pier 1 Imports, Inc.	291,602
358,270	Rent-A-Center, Inc.	10,156,955
10,721	Shoe Carnival, Inc.	309,408
599,111	Tuesday Morning Corp.*	6,748,985
9,574	Wayfair, Inc. Class A*	360,365
14,193	zulily, Inc. Class A*	185,077

		47,560,012

	Semiconductors & Semiconductor Equipment - 4.7%
65,103	Ambarella, Inc.*	6,685,427
343,787	Entegris, Inc.*	5,008,977
42,955	Exar Corp.*	420,100
441,144	Inphi Corp.*	10,084,552
337,300	Mellanox Technologies Ltd.*	16,389,407
9,070	MKS Instruments, Inc.	344,116
13,882	Power Integrations, Inc.	627,189
6,029	Qorvo, Inc.*	483,948
21,484	Rambus, Inc.*	311,303
355,631	SunEdison Semiconductor Ltd.*	6,141,747
407,227	SunEdison, Inc.*	12,180,159
352,411	SunPower Corp.*	10,011,996

		68,688,921

	Software & Services - 16.0%
212,943	Apigee Corp.*	2,114,524
12,965	Aspen Technology, Inc.*	590,556
3,597	CACI International, Inc. Class A*	290,961
9,140	Cardtronics, Inc.*	338,637
8,511	Cass Information Systems, Inc.	478,488
10,538	comScore, Inc.*	561,254
122,691	Constant Contact, Inc.*	3,528,593
120,679	CoStar Group, Inc.*	24,287,856
10,094	CSG Systems International, Inc.	319,576
116,271	Demandware, Inc.*	8,264,543
5,570	Ellie Mae, Inc.*	388,730
160,839	Envestnet, Inc.*	6,502,721
6,310	EPAM Systems, Inc.*	449,461
47,590	ePlus, Inc.*	3,647,774
23,739	Everyday Health, Inc.*	303,384
25,407	Exlservice Holdings, Inc.*	878,574

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Software & Services - 16.0% - (continued)
77,974	Fair Isaac Corp.	$7,078,480
41,568	Five9, Inc.*	217,401
244,262	Fleetmatics Group Ltd.*	11,438,789
48,823	Global Cash Access, Inc.*	377,890
161,391	Heartland Payment Systems, Inc.	8,723,184
329,630	HubSpot, Inc.*	16,343,055
12,146	j2 Global, Inc.	825,199
9,715	Manhattan Associates, Inc.*	579,500
58,528	Marchex, Inc. Class B	289,714
283,118	Marketo, Inc.*	7,944,291
193,113	MAXIMUS, Inc.	12,693,317
23,183	Model N, Inc.*	276,110
12,418	NetScout Systems, Inc.*	455,368
12,755	Nuance Communications, Inc.*	223,340
20,265	Perficient, Inc.*	389,899
16,281	PTC, Inc.*	667,847
10,433	Q2 Holdings, Inc.*	294,732
7,827	Qualys, Inc.*	315,819
36,687	Sapiens International Corp. N.V.	380,811
249,875	Shutterstock, Inc.*	14,652,670
22,755	Silver Spring Networks, Inc.*	282,390
6,555	Solera Holdings, Inc.	292,091
30,917	Tangoe, Inc.*	388,936
1,069,389	Telogis, Inc.(1)(2)	1,857,529
8,712	Textura Corp.*	242,455
134,943	Tyler Technologies Corp.*	17,458,925
234,418	Verint Systems, Inc.*	14,239,721
330,447	Virtusa Corp.*	16,984,976
9,305	WebMD Health Corp.*	412,025
111,219	WEX, Inc.*	12,675,629
762,453	WNS Holdings Ltd. ADR*	20,395,618
121,710	Zillow Group, Inc. Class A*	10,557,125
40,401	Zix Corp.*	208,873

		233,109,341

	Technology Hardware & Equipment - 3.4%
182,244	Arista Networks, Inc.*	14,896,625
19,636	CalAmp Corp.*	358,553
9,279	CDW Corp. of Delaware	318,084
298,156	Ciena Corp.*	7,060,334
345,185	Cognex Corp.	16,603,398
11,244	Control4 Corp.*	99,959
3,374	FEI Co.	279,806
50,571	Mitel Networks Corp.*	446,542
16,200	Newport Corp.*	307,152
275,688	Nimble Storage, Inc.*	7,735,805
180,624	ParkerVision, Inc.*	67,752
13,040	Radware Ltd.*	289,488
6,540	Rogers Corp.*	432,556
17,331	Sonus Networks, Inc.*	119,931

		49,015,985

	Telecommunication Services - 0.0%
24,600	Vonage Holdings Corp.*	120,786

	Transportation - 3.1%
25,323	Celadon Group, Inc.	523,680
325,418	Landstar System, Inc.	21,760,702
10,733	Marten Transport Ltd.	232,906
6,663	Park-Ohio Holdings Corp.	322,889
653,764	Swift Transportation Co.*	14,820,830

The accompanying notes are an integral part of these financial statements.

123

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 93.7% - (continued)
	Transportation - 3.1% - (continued)
158,107	XPO Logistics, Inc.*	$7,143,274

		44,804,281

	Utilities - 0.1%
5,502	ALLETE, Inc.	255,238
9,558	Pattern Energy Group, Inc.	271,256
18,500	Spark Energy, Inc. Class A	291,560

		818,054

	Total Common Stocks (cost $1,200,005,338)	$1,362,150,159

PREFERRED STOCKS - 2.9%
	Pharmaceuticals, Biotechnology & Life Sciences - 0.0%
92,420	Sancilio & Co., Inc.(1)(2)	$561,914

	Retailing - 0.5%
104,986	Tory Burch LLC*(1)(2)	6,722,762

	Software & Services - 2.0%
190,094	Apigee Corp. PIPE(1)(2)	1,769,132
169,989	Cloudera, Inc.(1)(2)	5,048,673
410,300	MarkLogic Corp. Series F(1)(2)	4,288,776
206,888	Nutanix, Inc.(1)(2)	3,887,425
1,456,330	Telogis, Inc.(1)(2)	5,819,495
157,023	Veracode, Inc.(1)(2)	4,814,325
1,026,132	Zuora, Inc. Series F(1)(2)	3,508,725

		29,136,551

	Technology Hardware & Equipment - 0.2%
197,006	Pure Storage, Inc.*(1)(2)	3,423,964

	Telecommunication Services - 0.2%
6,478	DocuSign, Inc. Series B(1)(2)	111,317
1,940	DocuSign, Inc. Series B-1(1)(2)	33,337
4,655	DocuSign, Inc. Series D(1)(2)	79,990
120,393	DocuSign, Inc. Series E(1)(2)	2,068,808
21,928	DocuSign, Inc. Series F(1)(2)	376,806

		2,670,258

	Total Preferred Stocks (cost $37,918,822)	$42,515,449

CONVERTIBLE PREFERRED STOCKS - 0.0%
	Capital Goods - 0.0%
1,993	William Lyon Homes, Inc., 6.50%	$252,364

	Total Convertible Preferred Stocks (cost $231,432)	$252,364

Shares or Principal Amount		Market Value†
WARRANTS - 1.0%
	Diversified Financials - 1.0%
569,900	Platform Specialty Products Corp.*	$14,578,042

	Total Warrants (cost $10,828,100)	$14,578,042

	Total Long-Term Investments (cost $1,248,983,692)	$1,419,496,014

SHORT-TERM INVESTMENTS - 3.2%
	Other Investment Pools & Funds - 3.2%
46,323,083	BlackRock Liquidity Funds TempFund Portfolio	$46,323,083

	Total Short-Term Investments (cost $46,323,083)	$46,323,083

Total Investments (cost $1,295,306,775)^	100.8%	$1,465,819,097
Other Assets and Liabilities	(0.8)%	(11,475,258)

Total Net Assets	100.0%	$1,454,343,839

The accompanying notes are an integral part of these financial statements.

124

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $1,300,728,926 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$221,540,636
Unrealized Depreciation	(56,450,465)

Net Unrealized Appreciation	$165,090,171

*	Non-income producing.

(1)	These securities are valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of these securities was $49,826,398, which represents 3.4% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following securities are considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
08/2011	5,016,400	Allstar Co.	$2,182,229
04/2014	190,094	Apigee Corp. PIPE Preferred	4,056,092
02/2014	169,989	Cloudera, Inc. Preferred	2,475,040
02/2014	6,478	DocuSign, Inc. Series B Preferred	85,072
02/2014	1,940	DocuSign, Inc. Series B-1 Preferred	25,477
02/2014	4,655	DocuSign, Inc. Series D Preferred	61,131
02/2014	120,393	DocuSign, Inc. Series E Preferred	1,581,049
04/2015	21,928	DocuSign, Inc. Series F Preferred	418,673
04/2015	410,300	MarkLogic Corp. Series F Preferred	4,765,306
08/2014	206,888	Nutanix, Inc. Preferred	2,771,575
04/2014	197,006	Pure Storage, Inc. Preferred	3,098,097
05/2014	92,420	Sancilio & Co., Inc. Preferred	349,066
09/2013	1,069,389	Telogis, Inc.	2,118,567
09/2013	1,456,330	Telogis, Inc. Preferred	3,205,674
11/2013	104,986	Tory Burch LLC Preferred	8,228,416
08/2014	157,023	Veracode, Inc. Preferred	2,899,571
01/2015	1,026,132	Zuora, Inc. Series F Preferred	3,898,583

			$42,219,618

At June 30, 2015, the aggregate value of these securities were $49,640,198, which represents 3.4% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
PIPE	Private Investment in Public Equity
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

125

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$7,534,101	$7,534,101	$—	$—
Banks	42,039,772	42,039,772	—	—
Capital Goods	144,598,301	144,598,301	—	—
Commercial & Professional Services	21,677,975	21,331,338	346,637	—
Consumer Durables & Apparel	72,870,930	64,191,228	8,679,702	—
Consumer Services	80,932,506	80,932,506	—	—
Diversified Financials	46,133,567	44,063,940	2,069,627	—
Energy	27,980,805	27,715,358	265,447	—
Food & Staples Retailing	1,933,801	1,933,801	—	—
Food, Beverage & Tobacco	24,794,717	24,794,717	—	—
Health Care Equipment & Services	162,455,082	162,268,882	—	186,200
Insurance	15,343,461	15,343,461	—	—
Materials	49,396,763	49,396,763	—	—
Media	22,851,614	22,851,614	—	—
Pharmaceuticals, Biotechnology & Life Sciences	159,622,150	159,622,150	—	—
Real Estate	37,867,234	37,867,234	—	—
Retailing	47,560,012	42,292,792	—	5,267,220
Semiconductors & Semiconductor Equipment	68,688,921	68,688,921	—	—
Software & Services	233,109,341	231,251,812	—	1,857,529
Technology Hardware & Equipment	49,015,985	49,015,985	—	—
Telecommunication Services	120,786	120,786	—	—
Transportation	44,804,281	44,804,281	—	—
Utilities	818,054	818,054	—	—
Preferred Stocks	42,515,449	—	—	42,515,449
Convertible Preferred Stocks	252,364	252,364	—	—
Warrants	14,578,042	—	14,578,042	—
Short-Term Investments	46,323,083	46,323,083	—	—

Total	$1,465,819,097	$1,390,053,244	$25,939,455	$49,826,398

(1)	For the six-month period ended June 30, 2015, investments valued at $16,225,672 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

The accompanying notes are an integral part of these financial statements.

126

Hartford Small Company HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Preferred Stocks	Total
Beginning balance	$5,718,141	$63,011,394	$68,729,535
Purchases	186,200	9,082,563	9,268,763
Sales	—	(14,063,534)	(14,063,534)
Accrued discounts/(premiums)	—	—	—
Total realized gain/(loss)	—	8,790,109	8,790,109
Net change in unrealized appreciation/depreciation	1,406,608	(24,305,083)	(22,898,475)
Transfers into Level 3(1)	—	—	—
Transfers out of Level 3(1)	—	—	—

Ending balance	$7,310,949	$42,515,449	$49,826,398

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $ (22,898,475).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

127

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6%
	Automobiles & Components - 2.1%
9,440	American Axle & Manufacturing Holdings, Inc.*	$197,391
7,510	Cooper Tire & Rubber Co.	254,063
24,241	Goodyear Tire & Rubber Co.	730,866
5,700	Lear Corp.	639,882
10,164	Thor Industries, Inc.	572,030

		2,394,232

	Banks - 4.3%
15,283	Banco Latinoamericano de Comercio Exterior S.A. ADR	491,807
8,463	Berkshire Hills Bancorp, Inc.	241,026
21,201	Essent Group Ltd.*	579,847
45,763	Fifth Third Bancorp	952,786
38,263	First BanCorp*	184,428
15,349	HomeStreet, Inc.*	350,264
21,500	Huntington Bancshares, Inc.	243,165
30,509	KeyCorp	458,245
7,903	MainSource Financial Group, Inc.	173,471
26,198	Popular, Inc.*	756,074
21,840	Walker & Dunlop, Inc.*	584,002

		5,015,115

	Capital Goods - 7.5%
13,376	AGCO Corp.	759,489
9,300	American Woodmark Corp.*	510,105
10,500	Argan, Inc.	423,465
3,237	Astronics Corp.*	229,471
10,900	Douglas Dynamics, Inc.	234,132
5,540	Dycom Industries, Inc.*	326,029
11,541	Fluor Corp.	611,789
16,617	General Cable Corp.	327,853
2,900	Huntington Ingalls Industries, Inc.	326,511
4,300	Hyster-Yale Materials Handling, Inc.	297,904
27,871	KBR, Inc.	542,927
8,651	Lydall, Inc.*	255,724
48,800	Meritor, Inc.*	640,256
1,900	Moog, Inc. Class A*	134,292
9,993	Spirit Aerosystems Holdings, Inc. Class A*	550,714
17,387	Taser International, Inc.*	579,161
2,400	Teledyne Technologies, Inc.*	253,224
5,600	Timken Co.	204,792
13,100	Trex Co., Inc.*	647,533
4,100	Triumph Group, Inc.	270,559
1,581	Wabco Holdings, Inc.*	195,601
6,699	Woodward, Inc.	368,378

		8,689,909

	Commercial & Professional Services - 3.3%
3,787	Brink’s Co.	111,452
7,700	Deluxe Corp.	477,400
4,747	HNI Corp.	242,809
5,400	Insperity, Inc.	274,860
8,300	Korn/Ferry International	288,591
3,574	Multi-Color Corp.	228,307
24,100	Pitney Bowes, Inc.	501,521
12,100	Quad/Graphics, Inc.	223,971
25,700	R.R. Donnelley & Sons Co.	447,951
19,100	RPX Corp.*	322,790
6,669	TriNet Group, Inc.*	169,059
3,400	UniFirst Corp.	380,290
5,476	WageWorks, Inc.*	221,504

		3,890,505

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Consumer Durables & Apparel - 2.8%
5,497	Carter’s, Inc.	$584,331
5,097	CSS Industries, Inc.	154,184
8,887	Helen of Troy Ltd.*	866,394
23,600	Nautilus, Inc.*	507,636
4,297	Polaris Industries, Inc.	636,429
120,100	Quiksilver, Inc.*	79,602
1,284	Skechers USA, Inc. Class A*	140,971
19,638	Vince Holding Corp.*	235,263

		3,204,810

	Consumer Services - 4.3%
8,500	American Public Education, Inc.*	218,620
14,328	Apollo Education Group, Inc.*	184,545
20,000	Bridgepoint Education, Inc.*	191,200
16,600	Brinker International, Inc.	956,990
2,120	Buffalo Wild Wings, Inc.*	332,183
3,984	Capella Education Co.	213,821
4,606	Choice Hotels International, Inc.	249,876
10,420	Domino’s Pizza, Inc.	1,181,628
5,521	Grand Canyon Education, Inc.*	234,090
5,708	International Speedway Corp. Class A	209,312
18,300	LifeLock, Inc.*	300,120
4,700	Marriott Vacations Worldwide Corp.	431,225
4,200	Strayer Education, Inc.*	181,020
32,729	Weight Watchers International, Inc.*	158,736

		5,043,366

	Diversified Financials - 3.2%
106,001	Apollo Investment Corp.	750,487
23,195	Ezcorp, Inc. Class A*	172,339
7,825	Investment Technology Group, Inc.	194,060
31,219	Janus Capital Group, Inc.	534,469
9,090	Nelnet, Inc. Class A	393,688
20,000	Solar Capital Ltd.	360,000
9,450	Springleaf Holdings, Inc.*	433,850
26,255	Wisdomtree Investments, Inc.	576,691
4,500	World Acceptance Corp.*	276,795

		3,692,379

	Energy - 4.2%
6,500	CVR Energy, Inc.	244,660
6,800	Delek US Holdings, Inc.	250,376
19,308	Frank’s International N.V.	363,763
107,087	Frontline Ltd.*	261,292
16,632	Gulfmark Offshore, Inc. Class A	192,931
6,200	Matrix Service Co.*	113,336
12,648	Oceaneering International, Inc.	589,270
15,343	Oil States International, Inc.*	571,220
33,661	Pioneer Energy Services Corp.*	213,411
12,773	QEP Resources, Inc.	236,428
2,400	REX American Resources Corp.*	152,736
10,610	Superior Energy Services, Inc.	223,235
18,450	Valero Energy Corp.	1,154,970
8,173	Western Refining, Inc.	356,506

		4,924,134

	Food & Staples Retailing - 0.2%
7,986	Fresh Market, Inc.*	256,670

	Food, Beverage & Tobacco - 0.9%
1,600	Ingredion, Inc.	127,696
31,200	Pilgrim’s Pride Corp.	716,664

The accompanying notes are an integral part of these financial statements.

128

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Food, Beverage & Tobacco - 0.9% - (continued)
2,928	Sanderson Farms, Inc.	$220,068

		1,064,428

	Health Care Equipment & Services - 4.1%
7,140	ABIOMED, Inc.*	469,312
3,282	Aetna, Inc.	418,324
12,400	Centene Corp.*	996,960
5,796	Cyberonics, Inc.*	344,630
7,200	Ensign Group, Inc.	367,632
10,100	Health Net, Inc.*	647,612
3,938	Orthofix International N.V.*	130,427
44,212	Quality Systems, Inc.	732,593
10,537	Triple-S Management Corp., Class B*	270,379
6,092	VCA, Inc.*	331,435

		4,709,304

	Household & Personal Products - 0.6%
7,537	Medifast, Inc.*	243,596
3,500	Usana Health Sciences, Inc.*	478,310

		721,906

	Insurance - 5.0%
9,688	Ambac Financial Group, Inc.*	161,208
5,900	AmTrust Financial Services, Inc.	386,509
8,898	Assured Guaranty Ltd.	213,463
8,025	Axis Capital Holdings Ltd.	428,294
9,700	Endurance Specialty Holdings Ltd.	637,290
5,594	Everest Re Group Ltd.	1,018,164
10,636	Fidelity & Guaranty Life	251,329
18,400	Greenlight Capital Re Ltd. Class A*	536,728
5,242	HCI Group, Inc.	231,749
29,000	MBIA, Inc.*	174,290
2,740	Reinsurance Group of America, Inc.	259,944
26,454	Symetra Financial Corp.	639,393
17,242	Third Point Reinsurance Ltd.*	254,320
16,400	United Insurance Holdings Corp.	254,856
7,500	Validus Holdings Ltd.	329,925

		5,777,462

	Materials - 4.8%
7,232	Berry Plastics Group, Inc.*	234,317
9,300	Boise Cascade Co.*	341,124
8,696	Clearwater Paper Corp.*	498,281
11,800	Domtar Corp.	488,520
36,710	Graphic Packaging Holding Co.	511,370
10,180	Innospec, Inc.	458,507
9,900	PolyOne Corp.	387,783
30,600	Resolute Forest Products, Inc.*	344,250
9,038	Rock-Tenn Co. Class A	544,088
17,609	Sealed Air Corp.	904,750
7,881	Stepan Co.	426,441
33,348	Stillwater Mining Co.*	386,503

		5,525,934

	Pharmaceuticals, Biotechnology & Life Sciences - 8.8%
31,800	Affymetrix, Inc.*	347,256
15,500	Anacor Pharmaceuticals, Inc.*	1,200,165
5,600	Bio-Rad Laboratories, Inc. Class A*	843,416
2,563	BioSpecifics Technologies Corp.*	132,251
9,200	Cambrex Corp.*	404,248
61,891	Geron Corp.*	264,893
18,000	Infinity Pharmaceuticals, Inc.*	197,100

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 8.8% - (continued)
8,684	Insys Therapeutics, Inc.*	$311,929
8,600	Isis Pharmaceuticals, Inc.*	494,930
6,500	Lannett Co., Inc.*	386,360
15,280	Luminex Corp.*	263,733
3,096	Medivation, Inc.*	353,563
33,800	Merrimack Pharmaceuticals, Inc.*	417,937
2,630	NewLink Genetics Corp.*	116,430
8,054	Ophthotech Corp.*	419,291
25,371	OPKO Health, Inc.*	407,966
8,106	PAREXEL International Corp.*	521,297
98,244	PDL Biopharma, Inc.	631,709
11,123	Quintiles Transnational Holdings, Inc.*	807,641
24,900	Sciclone Pharmaceuticals, Inc.*	244,518
16,200	Sucampo Pharmaceuticals, Inc. Class A*	266,166
6,800	United Therapeutics Corp.*	1,182,860

		10,215,659

	Real Estate - 11.2%
14,900	AG Mortgage Investment Trust, Inc. REIT	257,472
34,920	American Capital Mortgage Investment Corp. REIT	558,371
14,129	Apollo Commercial Real Estate Finance, Inc. REIT	232,139
55,800	Brandywine Realty Trust REIT	741,024
64,200	Capstead Mortgage Corp. REIT	712,620
13,976	CBL & Associates Properties, Inc. REIT	226,411
57,900	Chambers Street Properties REIT	460,305
9,255	Colony Capital, Inc. Class A, REIT	209,626
6,927	Coresite Realty Corp. REIT	314,763
10,600	Franklin Street Properties Corp. REIT	119,886
29,375	Hatteras Financial Corp. REIT	478,813
8,100	Hospitality Properties Trust REIT	233,442
6,260	Jones Lang LaSalle, Inc.	1,070,460
62,710	Mack-Cali Realty Corp. REIT	1,155,745
7,900	Marcus & Millichap, Inc.*	364,506
28,370	MFA Financial, Inc. REIT	209,654
20,050	New Residential Investment Corp. REIT	305,562
31,160	New York Mortgage Trust, Inc. REIT	233,077
26,200	Pennsylvania REIT	559,108
11,316	PennyMac Mortgage Investment Trust REIT	197,238
25,333	Physicians Realty Trust REIT	389,115
79,200	Piedmont Office Realty Trust, Inc. Class A, REIT	1,393,128
12,700	Redwood Trust, Inc. REIT	199,390
100,100	Resource Capital Corp. REIT	387,387
52,251	Retail Properties of America, Inc. Class A, REIT	727,856
26,297	Select Income REIT	542,770
47,300	Two Harbors Investment Corp. REIT	460,702
16,400	Western Asset Mortgage Capital Corp. REIT	242,228

		12,982,798

	Retailing - 7.2%
14,024	American Eagle Outfitters, Inc.	241,493
11,800	Big Lots, Inc.	530,882
12,100	Buckle, Inc.	553,817
9,468	Burlington Stores, Inc.*	484,761
10,000	Cato Corp. Class A	387,600
19,630	Chico’s FAS, Inc.	326,447
7,800	Dillard’s, Inc. Class A	820,482
6,740	DSW, Inc. Class A	224,914
13,690	Foot Locker, Inc.	917,367

The accompanying notes are an integral part of these financial statements.

129

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Retailing - 7.2% - (continued)
26,200	Francescas Holding Corp.*	$352,914
2,692	GNC Holdings, Inc. Class A	119,740
4,981	Hibbett Sports, Inc.*	232,015
25,374	Nutrisystem, Inc.	631,305
5,000	Outerwall, Inc.	380,550
24,900	Overstock.com, Inc.*	561,246
14,200	Select Comfort Corp.*	426,994
11,037	Tilly’s, Inc. Class A*	106,728
5,624	Ulta Salon Cosmetics & Fragrance, Inc.*	868,627
18,300	zulily, Inc. Class A*	238,632

		8,406,514

	Semiconductors & Semiconductor Equipment - 2.8%
9,200	Advanced Energy Industries, Inc.*	252,908
4,700	Ambarella, Inc.*	482,643
51,600	Amkor Technology, Inc.*	308,568
15,600	Integrated Device Technology, Inc.*	338,520
15,817	Rambus, Inc.*	229,188
14,000	Skyworks Solutions, Inc.	1,457,400
6,000	Tessera Technologies, Inc.	227,880

		3,297,107

	Software & Services - 11.5%
14,460	Amdocs Ltd.	789,371
20,130	Aspen Technology, Inc.*	916,922
34,200	AVG Technologies N.V.*	930,582
7,514	Barracuda Networks, Inc.*	297,705
6,476	Cardtronics, Inc.*	239,936
4,210	Cimpress N.V.*	354,314
25,600	Convergys Corp.	652,544
1,090	DST Systems, Inc.	137,318
6,700	EPAM Systems, Inc.*	477,241
3,572	ePlus, Inc.*	273,794
9,800	Fleetmatics Group Ltd.*	458,934
8,047	Global Sources Ltd.*	55,927
14,500	Guidewire Software, Inc.*	767,485
4,336	Imperva, Inc.*	293,547
8,812	Infoblox, Inc.*	230,963
8,800	Logmein, Inc.*	567,512
9,642	Manhattan Associates, Inc.*	575,145
7,200	MAXIMUS, Inc.	473,256
35,903	Mentor Graphics Corp.	948,916
6,368	Paycom Software, Inc.*	217,467
10,270	Rackspace Hosting, Inc.*	381,941
4,700	Science Applications International Corp.	248,395
13,290	SolarWinds, Inc.*	613,068
6,970	SS&C Technologies Holdings, Inc.	435,625
13,913	Synopsys, Inc.*	704,693
4,650	Tableau Software, Inc. Class A*	536,145
12,954	VASCO Data Security International, Inc.*	391,081
6,238	Verint Systems, Inc.*	378,927

		13,348,754

	Technology Hardware & Equipment - 3.6%
13,489	Alliance Fiber Optic Products, Inc.	250,221
11,900	Avnet, Inc.	489,209
64,735	Brocade Communications Systems, Inc.	769,052
2,073	InterDigital, Inc.	117,933
11,000	Jabil Circuit, Inc.	234,190
15,300	Lexmark International, Inc. Class A	676,260
6,700	Methode Electronics, Inc.	183,915
4,701	Palo Alto Networks, Inc.*	821,265

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.6% - (continued)
	Technology Hardware & Equipment - 3.6% - (continued)
18,200	Polycom, Inc.*	$208,208
12,308	Sanmina Corp.*	248,129
4,050	Tech Data Corp.*	233,118

		4,231,500

	Telecommunication Services - 0.7%
18,100	Inteliquent, Inc.	333,040
17,796	Telephone & Data Systems, Inc.	523,202

		856,242

	Transportation - 2.3%
25,779	Alaska Air Group, Inc.	1,660,941
11,005	JetBlue Airways Corp.*	228,464
20,831	Swift Transportation Co.*	472,239
10,100	Werner Enterprises, Inc.	265,125

		2,626,769

	Utilities - 4.2%
38,448	Atlantic Power Corp.	118,420
40,300	Great Plains Energy, Inc.	973,648
4,241	IDACORP, Inc.	238,090
23,000	New Jersey Resources Corp.	633,650
7,447	ONE Gas, Inc.	316,944
13,700	Pinnacle West Capital Corp.	779,393
15,680	UGI Corp.	540,176
38,711	Westar Energy, Inc.	1,324,690

		4,925,011

	Total Common Stocks (cost $99,809,534)	$115,800,508

	Total Long-Term Investments (cost $99,809,534)	$115,800,508

SHORT-TERM INVESTMENTS - 0.4%
	Other Investment Pools & Funds - 0.4%
464,496	Federated Prime Obligations Fund	$464,496

	Total Short-Term Investments (cost $464,496)	$464,496

Total Investments (cost $100,274,030)^	100.0%	$116,265,004
Other Assets and Liabilities	0.0%	(4,734)

Total Net Assets	100.0%	$116,260,270

The accompanying notes are an integral part of these financial statements.

130

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Equity Industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $100,335,285 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$21,093,017
Unrealized Depreciation	(5,163,298)

Net Unrealized Appreciation	$15,929,719

*	Non-income producing.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

131

Hartford Small/Mid Cap Equity HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$2,394,232	$2,394,232	$—	$—
Banks	5,015,115	5,015,115	—	—
Capital Goods	8,689,909	8,689,909	—	—
Commercial & Professional Services	3,890,505	3,890,505	—	—
Consumer Durables & Apparel	3,204,810	3,204,810	—	—
Consumer Services	5,043,366	5,043,366	—	—
Diversified Financials	3,692,379	3,692,379	—	—
Energy	4,924,134	4,924,134	—	—
Food & Staples Retailing	256,670	256,670	—	—
Food, Beverage & Tobacco	1,064,428	1,064,428	—	—
Health Care Equipment & Services	4,709,304	4,709,304	—	—
Household & Personal Products	721,906	721,906	—	—
Insurance	5,777,462	5,777,462	—	—
Materials	5,525,934	5,525,934	—	—
Pharmaceuticals, Biotechnology & Life Sciences	10,215,659	10,215,659	—	—
Real Estate	12,982,798	12,982,798	—	—
Retailing	8,406,514	8,406,514	—	—
Semiconductors & Semiconductor Equipment	3,297,107	3,297,107	—	—
Software & Services	13,348,754	13,348,754	—	—
Technology Hardware & Equipment	4,231,500	4,231,500	—	—
Telecommunication Services	856,242	856,242	—	—
Transportation	2,626,769	2,626,769	—	—
Utilities	4,925,011	4,925,011	—	—
Short-Term Investments	464,496	464,496	—	—

Total	$116,265,004	$116,265,004	$—	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

132

Hartford SmallCap Growth HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3%
	Automobiles & Components - 1.1%
42,488	American Axle & Manufacturing Holdings, Inc.*	$888,424
19,877	Cooper Tire & Rubber Co.	672,439
54,447	Dana Holding Corp.	1,120,519
119,628	Tenneco Automotive, Inc.*	6,871,433

		9,552,815

	Banks - 2.8%
247,293	EverBank Financial Corp.	4,859,307
28,100	FCB Financial Holdings, Inc. Class A*	893,580
200,897	First Merchants Corp.	4,962,156
102,083	Flushing Financial Corp.	2,144,764
99,985	Great Western Bancorp, Inc.	2,410,638
315,470	MGIC Investment Corp.*	3,590,049
76,801	Sandy Spring Bancorp, Inc.	2,148,892
57,928	Wintrust Financial Corp.	3,092,197

		24,101,583

	Capital Goods - 8.1%
62,448	A.O. Smith Corp.	4,495,007
160,630	AAON, Inc.	3,617,388
16,000	Aegion Corp.*	303,040
19,891	Aerojet Rocketdyne Holdings, Inc.*	409,954
139,168	Altra Industrial Motion Corp.	3,782,586
7,700	American Railcar Industries, Inc.	374,528
9,983	American Woodmark Corp.*	547,568
17,100	Argan, Inc.	689,643
75,575	Astronics Corp.*	5,357,512
112,013	AZZ, Inc.	5,802,273
6,700	Cubic Corp.	318,786
11,800	Douglas Dynamics, Inc.	253,464
7,100	DXP Enterprises, Inc.*	330,150
8,358	Dycom Industries, Inc.*	491,868
7,200	Encore Wire Corp.	318,888
34,619	Esterline Technologies Corp.*	3,300,576
161,063	Generac Holdings, Inc.*	6,402,254
110,120	Heico Corp. Class A	5,590,792
20,400	Hyster-Yale Materials Handling, Inc.	1,413,312
57,816	Lennox International, Inc.	6,226,205
12,500	Lydall, Inc.*	369,500
90,118	Meritor, Inc.*	1,182,348
64,869	Moog, Inc. Class A*	4,584,941
5,700	Proto Labs, Inc.*	384,636
44,763	Taser International, Inc.*	1,491,056
52,642	Teledyne Technologies, Inc.*	5,554,257
73,422	Toro Co.	4,976,543
20,300	Trex Co., Inc.*	1,003,429
22,300	Wabash National Corp.*	279,642
16,974	Woodward, Inc.	933,400

		70,785,546

	Commercial & Professional Services - 3.4%
8,046	Brink’s Co.	236,794
14,925	CEB, Inc.	1,299,370
93,132	Deluxe Corp.	5,774,184
136,874	Exponent, Inc.	6,129,218
124,169	GP Strategies Corp.*	4,127,377
15,800	HNI Corp.	808,170
13,903	Insperity, Inc.	707,663
10,383	Korn/Ferry International	361,017
6,003	Multi-Color Corp.	383,472
120,191	On Assignment, Inc.*	4,721,102
49,418	RPX Corp.*	835,164

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Commercial & Professional Services - 3.4% - (continued)
20,119	TriNet Group, Inc.*	$510,017
6,776	UniFirst Corp.	757,896
82,716	WageWorks, Inc.*	3,345,862

		29,997,306

	Consumer Durables & Apparel - 4.5%
102,383	Arctic Cat, Inc.	3,400,140
8,451	Ethan Allen Interiors, Inc.	222,599
75,902	G-III Apparel Group Ltd.*	5,339,706
11,604	Helen of Troy Ltd.*	1,131,274
236,167	Kate Spade & Co.*	5,087,037
11,600	Movado Group, Inc.	315,056
38,719	Nautilus, Inc.*	832,846
61,947	Oxford Industries, Inc.	5,417,265
1,610	Polaris Industries, Inc.	238,457
198,200	Quiksilver, Inc.*	131,367
4,735	Skechers USA, Inc. Class A*	519,856
174,317	Steven Madden Ltd.*	7,457,281
5,900	Sturm Ruger & Co., Inc.	338,955
135,130	Taylor Morrison Home Corp. Class A*	2,751,247
4,932	Universal Electronics, Inc.*	245,811
221,230	Vince Holding Corp.*	2,650,335
75,050	Vista Outdoor, Inc.*	3,369,745
11,744	Wolverine World Wide, Inc.	334,469

		39,783,446

	Consumer Services - 4.9%
13,300	American Public Education, Inc.*	342,076
14,700	BJ’s Restaurants, Inc.*	712,215
343,930	Bloomin’ Brands, Inc.	7,342,905
30,811	Boyd Gaming Corp.*	460,624
85,697	Brinker International, Inc.	4,940,432
27,083	Buffalo Wild Wings, Inc.*	4,243,635
12,230	Capella Education Co.	656,384
207,550	Del Frisco’s Restaurant Group, Inc.*	3,866,657
12,740	Domino’s Pizza, Inc.	1,444,716
5,458	Fiesta Restaurant Group, Inc.*	272,900
33,777	Grand Canyon Education, Inc.*	1,432,145
291,281	La Quinta Holdings, Inc.*	6,655,771
56,812	LifeLock, Inc.*	931,717
74,158	Marriott Vacations Worldwide Corp.	6,803,997
15,700	Strayer Education, Inc.*	676,670
15,400	Texas Roadhouse, Inc.	576,422
91,874	Weight Watchers International, Inc.*	445,589
49,000	Wingstop, Inc.*	1,391,600

		43,196,455

	Diversified Financials - 1.9%
7,129	Credit Acceptance Corp.*	1,755,017
80,043	Evercore Partners, Inc. Class A	4,319,120
111,887	HFF, Inc. Class A	4,669,045
35,387	MarketAxess Holdings, Inc.	3,282,852
78,144	Wisdomtree Investments, Inc.	1,716,433
7,400	World Acceptance Corp.*	455,174

		16,197,641

	Energy - 1.9%
53,472	Alon USA Energy, Inc.	1,010,621
14,300	CVR Energy, Inc.	538,252
26,867	Delek US Holdings, Inc.	989,243
97,392	Forum Energy Technologies, Inc.*	1,975,110
7,858	Green Plains, Inc.	216,488

The accompanying notes are an integral part of these financial statements.

133

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Energy - 1.9% - (continued)
166,180	Hornbeck Offshore Services, Inc.*	$3,411,675
91,900	ION Geophysical Corp.*	98,333
11,737	Matrix Service Co.*	214,552
48,858	Pioneer Energy Services Corp.*	309,760
14,415	REX American Resources Corp.*	917,370
191,929	RSP Permian, Inc.*	5,395,124
55,100	W&T Offshore, Inc.	301,948
31,551	Western Refining, Inc.	1,376,255

		16,754,731

	Food & Staples Retailing - 2.4%
99,144	Casey’s General Stores, Inc.	9,492,046
22,612	Fresh Market, Inc.*	726,750
194,906	Natural Grocers by Vitamin Cottage, Inc.*	4,798,586
67,509	PriceSmart, Inc.	6,159,521

		21,176,903

	Food, Beverage & Tobacco - 1.7%
22,400	Cal-Maine Foods, Inc.	1,169,280
39,200	Pilgrim’s Pride Corp.	900,424
83,283	Post Holdings, Inc.*	4,491,452
13,700	Sanderson Farms, Inc.	1,029,692
91,335	TreeHouse Foods, Inc.*	7,400,875

		14,991,723

	Health Care Equipment & Services - 10.5%
22,596	ABIOMED, Inc.*	1,485,235
90,085	Acadia Healthcare Co., Inc.*	7,056,358
3,900	Align Technology, Inc.*	244,569
11,524	Atrion Corp.	4,520,980
27,422	Centene Corp.*	2,204,729
4,902	Computer Programs & Systems, Inc.	261,865
78,457	Cyberonics, Inc.*	4,665,053
99,420	Cynosure, Inc. Class A*	3,835,624
96,646	DexCom, Inc.*	7,729,747
6,464	Ensign Group, Inc.	330,052
269,824	Globus Medical, Inc. Class A*	6,926,382
16,266	HealthEquity, Inc.*	521,325
177,440	HealthSouth Corp.	8,172,886
29,669	HeartWare International, Inc.*	2,156,640
58,949	ICU Medical, Inc.*	5,639,061
20,900	Magellan Health, Inc.*	1,464,463
5,989	Medidata Solutions, Inc.*	325,322
142,347	Merge Healthcare, Inc.*	683,266
15,700	Meridian Bioscience, Inc.	292,648
18,423	Molina Healthcare, Inc.*	1,295,137
5,900	Natus Medical, Inc.*	251,104
143,676	Omnicell, Inc.*	5,418,022
17,590	Orthofix International N.V.*	582,581
71,244	Quality Systems, Inc.	1,180,513
110,555	Team Health Holdings, Inc.*	7,222,558
4,800	Teladoc, Inc.*(1)	91,200
30,500	Triple-S Management Corp., Class B*	782,630
109,247	U.S. Physical Therapy, Inc.	5,982,366
170,765	Vascular Solutions, Inc.*	5,928,961
59,828	WellCare Health Plans, Inc.*	5,075,209

		92,326,486

	Household & Personal Products - 0.1%
11,600	Medifast, Inc.*	374,912
5,700	Usana Health Sciences, Inc.*	778,962

		1,153,874

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Insurance - 1.5%
121,345	AMERISAFE, Inc.	$5,710,496
10,500	AmTrust Financial Services, Inc.	687,855
9,300	Federated National Holding Co.	225,060
13,938	Greenlight Capital Re Ltd. Class A*	406,571
6,547	HCI Group, Inc.	289,443
16,418	Heritage Insurance Holdings, Inc.*	377,450
120,091	James River Group Holdings Ltd.	3,106,754
81,800	Maiden Holdings Ltd.	1,290,804
42,012	United Insurance Holdings Corp.	652,866
31,000	Universal Insurance Holdings, Inc.	750,200

		13,497,499

	Materials - 4.7%
15,712	Berry Plastics Group, Inc.*	509,069
148,473	Boise Cascade Co.*	5,445,990
42,071	Cabot Corp.	1,568,827
20,090	Clearwater Paper Corp.*	1,151,157
59,700	Gold Resource Corp.	164,772
650,866	Graphic Packaging Holding Co.	9,066,563
363,875	Headwaters, Inc.*	6,629,802
6,500	Innospec, Inc.	292,760
16,019	KapStone Paper & Packaging Corp.	370,359
402,884	OMNOVA Solutions, Inc.*	3,017,601
185,799	PolyOne Corp.	7,277,747
84,701	Silgan Holdings, Inc.	4,468,825
15,517	Stepan Co.	839,625
45,318	Stillwater Mining Co.*	525,236

		41,328,333

	Media - 0.1%
39,400	McClatchy Co. Class A*	42,552
24,357	World Wrestling Entertainment, Inc. Class A	401,891

		444,443

	Pharmaceuticals, Biotechnology & Life Sciences - 12.5%
260,246	Achillion Pharmaceuticals, Inc.*	2,305,780
118,465	Acorda Therapeutics, Inc.*	3,948,438
108,009	Aerie Pharmaceuticals, Inc.*	1,906,359
82,615	Affymetrix, Inc.*	902,156
37,349	Agios Pharmaceuticals, Inc.*	4,150,968
76,631	Alkermes plc*	4,930,439
15,945	Alnylam Pharmaceuticals, Inc.*	1,911,327
225,920	Amicus Therapeutics, Inc.*	3,196,768
109,089	Anacor Pharmaceuticals, Inc.*	8,446,761
45,178	Array BioPharma, Inc.*	325,733
242,125	BioCryst Pharmaceuticals, Inc.*	3,614,926
1,701	Bluebird Bio, Inc.*	286,397
25,400	Cambrex Corp.*	1,116,076
13,948	Cempra, Inc.*	479,253
18,140	Dyax Corp.*	480,710
49,500	Emergent Biosolutions, Inc.*	1,631,025
165,759	Five Prime Therapeutics, Inc.*	4,117,454
41,100	Flexion Therapeutics, Inc.*	899,679
79,785	GlycoMimetics, Inc.*	634,291
5,444	Impax Laboratories, Inc.*	249,988
8,907	INC Research Holdings, Inc. Class A*	357,349
87,458	Infinity Pharmaceuticals, Inc.*	957,665
33,460	Insys Therapeutics, Inc.*	1,201,883
90,829	Ironwood Pharmaceuticals, Inc.*	1,095,398
20,992	Isis Pharmaceuticals, Inc.*	1,208,090
7,724	Kite Pharma, Inc.*	470,932
56,871	KYTHERA Biopharmaceuticals, Inc.*	4,282,955

The accompanying notes are an integral part of these financial statements.

134

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 12.5% - (continued)
15,100	Lannett Co., Inc.*	$897,544
3,891	Ligand Pharmaceuticals, Inc.*	392,602
36,850	Luminex Corp.*	636,031
10,614	MacroGenics, Inc.*	403,014
137,637	Medicines Co.*	3,937,795
128,143	Merrimack Pharmaceuticals, Inc.*	1,584,488
65,700	MiMedx Group, Inc.*	761,463
20,255	NewLink Genetics Corp.*	896,689
28,922	Ophthotech Corp.*	1,505,679
121,736	Orexigen Therapeutics, Inc.*	602,593
95,878	Otonomy, Inc.*	2,204,235
119,918	PAREXEL International Corp.*	7,711,927
277,475	PDL Biopharma, Inc.	1,784,164
114,207	Portola Pharmaceuticals, Inc.*	5,202,129
64,400	Progenics Pharmaceuticals, Inc.*	480,424
70,020	PTC Therapeutics, Inc.*	3,370,063
22,639	Puma Biotechnology, Inc.*	2,643,103
79,350	Relypsa, Inc.*	2,625,692
151,830	Sciclone Pharmaceuticals, Inc.*	1,490,971
48,200	Sucampo Pharmaceuticals, Inc. Class A*	791,926
85,274	TESARO, Inc.*	5,013,258
39,649	Ultragenyx Pharmaceutical, Inc.*	4,059,661
236,001	XenoPort, Inc.*	1,446,686
100,550	Zafgen, Inc.*	3,482,046

		109,032,983

	Real Estate - 1.5%
11,300	Altisource Portfolio Solutions S.A.*	347,927
90,381	Apollo Residential Mortgage, Inc. REIT	1,327,697
97,779	Coresite Realty Corp. REIT	4,443,078
17,438	Marcus & Millichap, Inc.*	804,589
12,960	Omega Healthcare Investors, Inc. REIT	444,917
32,767	Sabra Healthcare, Inc. REIT	843,423
311,437	Sunstone Hotel Investors, Inc. REIT	4,674,669

		12,886,300

	Retailing - 6.2%
33,621	Buckle, Inc.	1,538,833
30,689	Build-A-Bear Workshop, Inc.*	490,717
159,753	Burlington Stores, Inc.*	8,179,354
26,825	Cato Corp. Class A	1,039,737
93,251	Core-Mark Holding Co., Inc.	5,525,122
166,882	DSW, Inc. Class A	5,568,852
155,568	Five Below, Inc.*	6,149,603
74,400	Francescas Holding Corp.*	1,002,168
18,586	Hibbett Sports, Inc.*	865,736
103,800	HSN, Inc.	7,285,722
65,862	Nutrisystem, Inc.	1,638,646
19,400	Outerwall, Inc.	1,476,534
26,063	Overstock.com, Inc.*	587,460
151,111	Party City Holdco, Inc.*	3,063,020
230,220	Pier 1 Imports, Inc.	2,907,679
29,900	Select Comfort Corp.*	899,093
27,711	Tile Shop Holdings, Inc.*	393,219
98,069	Wayfair, Inc. Class A*	3,691,317
139,643	zulily, Inc. Class A*	1,820,945
9,000	Zumiez, Inc.*	239,670

		54,363,427

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Semiconductors & Semiconductor Equipment - 3.0%
10,800	Advanced Energy Industries, Inc.*	$296,892
24,773	Ambarella, Inc.*	2,543,939
74,167	Amkor Technology, Inc.*	443,519
78,178	Integrated Device Technology, Inc.*	1,696,463
106,550	Kulicke & Soffa Industries, Inc.*	1,247,700
92,730	MKS Instruments, Inc.	3,518,176
62,310	Qorvo, Inc.*	5,001,624
81,920	Rambus, Inc.*	1,187,021
106,382	SunEdison Semiconductor Ltd.*	1,837,217
122,268	SunEdison, Inc.*	3,657,036
123,668	SunPower Corp.*	3,513,408
22,400	Tessera Technologies, Inc.	850,752

		25,793,747

	Software & Services - 19.7%
185,956	Aspen Technology, Inc.*	8,470,296
64,200	AVG Technologies N.V.*	1,746,882
24,071	Barracuda Networks, Inc.*	953,693
9,400	BroadSoft, Inc.*	324,958
37,302	CACI International, Inc. Class A*	3,017,359
93,730	Cardtronics, Inc.*	3,472,696
86,527	Cass Information Systems, Inc.	4,864,548
16,544	Cimpress N.V.*	1,392,343
109,903	comScore, Inc.*	5,853,434
11,151	Constant Contact, Inc.*	320,703
58,700	CSG Systems International, Inc.	1,858,442
39,667	Demandware, Inc.*	2,819,530
68,831	Ellie Mae, Inc.*	4,803,715
84,675	EPAM Systems, Inc.*	6,031,400
58,834	ePlus, Inc.*	4,509,626
4,500	Euronet Worldwide, Inc.*	277,650
239,409	Everyday Health, Inc.*	3,059,647
160,916	Exlservice Holdings, Inc.*	5,564,475
93,174	Fair Isaac Corp.	8,458,336
404,784	Five9, Inc.*	2,117,020
173,368	Fleetmatics Group Ltd.*	8,118,823
48,329	Guidewire Software, Inc.*	2,558,054
134,231	Heartland Payment Systems, Inc.	7,255,186
85,039	HubSpot, Inc.*	4,216,234
19,893	Imperva, Inc.*	1,346,756
50,841	Infoblox, Inc.*	1,332,543
90,100	j2 Global, Inc.	6,121,394
26,091	Logmein, Inc.*	1,682,609
6,757	Luxoft Holding, Inc.*	382,108
147,313	Manhattan Associates, Inc.*	8,787,220
97,152	Marketo, Inc.*	2,726,085
83,056	MAXIMUS, Inc.	5,459,271
228,096	Model N, Inc.*	2,716,623
140,725	NetScout Systems, Inc.*	5,160,386
12,525	NeuStar, Inc. Class A*	365,855
13,225	Pegasystems, Inc.	302,720
169,886	PTC, Inc.*	6,968,724
105,271	Q2 Holdings, Inc.*	2,973,906
80,811	Qualys, Inc.*	3,260,724
20,923	Science Applications International Corp.	1,105,781
64,584	Solera Holdings, Inc.	2,877,863
35,499	SS&C Technologies Holdings, Inc.	2,218,687
25,016	Sykes Enterprises, Inc.*	606,638
69,754	Tyler Technologies Corp.*	9,024,773
42,119	VASCO Data Security International, Inc.*	1,271,573
89,279	Verint Systems, Inc.*	5,423,253

The accompanying notes are an integral part of these financial statements.

135

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 97.3% - (continued)
	Software & Services - 19.7% - (continued)
96,362	WebMD Health Corp.*	$4,266,909
35,830	WEX, Inc.*	4,083,545

		172,530,996

	Technology Hardware & Equipment - 2.6%
20,400	Alliance Fiber Optic Products, Inc.	378,420
91,436	CDW Corp. of Delaware	3,134,426
109,861	Ciena Corp.*	2,601,509
95,040	Cognex Corp.	4,571,424
5,223	Comtech Telecommunications Corp.	151,728
24,308	DTS, Inc.*	741,151
34,055	FEI Co.	2,824,181
17,400	Infinera Corp.*	365,052
27,031	InterDigital, Inc.	1,537,794
26,387	Methode Electronics, Inc.	724,323
20,100	Polycom, Inc.*	229,944
148,400	Quantum Corp.*	249,312
65,700	Rogers Corp.*	4,345,398
174,846	Sonus Networks, Inc.*	1,209,934

		23,064,596

	Telecommunication Services - 0.4%
84,900	Cincinnati Bell, Inc.*	324,318
36,800	IDT Corp. Class B	665,344
43,819	Inteliquent, Inc.	806,270
294,800	Vonage Holdings Corp.*	1,447,468

		3,243,400

	Transportation - 1.8%
10,500	Alaska Air Group, Inc.	676,515
1,600	Allegiant Travel Co.	284,608
13,600	ArcBest Corp.	432,480
144,862	Celadon Group, Inc.	2,995,746
54,900	Hawaiian Holdings, Inc.*	1,303,875
21,200	JetBlue Airways Corp.*	440,112
105,522	Marten Transport Ltd.	2,289,827
7,975	Matson, Inc.	335,269
4,068	Spirit Airlines, Inc.*	252,623
265,618	Swift Transportation Co.*	6,021,560
22,100	Werner Enterprises, Inc.	580,125

		15,612,740

	Total Common Stocks (cost $744,885,119)	$851,816,973

WARRANTS - 0.0%
	Diversified Financials - 0.0%
891	Imperial Holdings, Inc.*(2)	$—

	Total Warrants (cost $—)	$—

Shares or Principal Amount		Market Value†
EXCHANGE TRADED FUNDS - 1.9%
	Other Investment Pools & Funds - 1.9%
108,730	iShares Russell 2000 Growth ETF	$16,807,483

	Total Exchange Traded Funds (cost $16,516,532)	$16,807,483

	Total Long-Term Investments (cost $761,401,651)	$868,624,456

SHORT-TERM INVESTMENTS - 0.8%
	Other Investment Pools & Funds - 0.8%
7,486,019	Federated Prime Obligations Fund	$7,486,019

	Total Short-Term Investments (cost $7,486,019)	$7,486,019

Total Investments (cost $768,887,670)^	100.0%	$876,110,475
Other Assets and Liabilities	0.0%	(126,258)

Total Net Assets	100.0%	$875,984,217

The accompanying notes are an integral part of these financial statements.

136

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Other than the industry classifications “Other Investment Pools and Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $770,747,590 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$137,446,450
Unrealized Depreciation	(32,083,565)

Net Unrealized Appreciation	$105,362,885

*	Non-income producing.

(1)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of this security was $91,200, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(2)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
04/2014	891	Imperial Holdings, Inc. Warrants	$—

At June 30, 2015, the aggregate value of these securities were $0, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ETF	Exchange Traded Fund
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

137

Hartford SmallCap Growth HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Automobiles & Components	$9,552,815	$9,552,815	$—	$—
Banks	24,101,583	24,101,583	—	—
Capital Goods	70,785,546	70,785,546	—	—
Commercial & Professional Services	29,997,306	29,997,306	—	—
Consumer Durables & Apparel	39,783,446	39,783,446	—	—
Consumer Services	43,196,455	43,196,455	—	—
Diversified Financials	16,197,641	16,197,641	—	—
Energy	16,754,731	16,754,731	—	—
Food & Staples Retailing	21,176,903	21,176,903	—	—
Food, Beverage & Tobacco	14,991,723	14,991,723	—	—
Health Care Equipment & Services	92,326,486	92,235,286	—	91,200
Household & Personal Products	1,153,874	1,153,874	—	—
Insurance	13,497,499	13,497,499	—	—
Materials	41,328,333	41,328,333	—	—
Media	444,443	444,443	—	—
Pharmaceuticals, Biotechnology & Life Sciences	109,032,983	109,032,983	—	—
Real Estate	12,886,300	12,886,300	—	—
Retailing	54,363,427	54,363,427	—	—
Semiconductors & Semiconductor Equipment	25,793,747	25,793,747	—	—
Software & Services	172,530,996	172,530,996	—	—
Technology Hardware & Equipment	23,064,596	23,064,596	—	—
Telecommunication Services	3,243,400	3,243,400	—	—
Transportation	15,612,740	15,612,740	—	—
Warrants	—	—	0	—
Exchange Traded Funds	16,807,483	16,807,483	—	—
Short-Term Investments	7,486,019	7,486,019	—	—

Total	$876,110,475	$876,019,275	$—	$91,200

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Total
Beginning balance	$—	$—
Purchases	91,200	91,200
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$91,200	$91,200

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

138

Hartford Stock HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7%
	Banks - 4.1%
342,312	PNC Financial Services Group, Inc.	$32,742,143
577,564	Wells Fargo & Co.	32,482,199

		65,224,342

	Capital Goods - 10.8%
154,317	General Dynamics Corp.	21,865,176
430,502	Honeywell International, Inc.	43,898,289
210,102	Lockheed Martin Corp.	39,057,962
184,164	Northrop Grumman Corp.	29,213,935
346,696	United Technologies Corp.	38,458,987

		172,494,349

	Consumer Durables & Apparel - 2.7%
392,795	NIKE, Inc. Class B	42,429,716

	Consumer Services - 2.3%
383,112	McDonald’s Corp.	36,422,458

	Diversified Financials - 1.7%
78,835	BlackRock, Inc.	27,275,333

	Energy - 6.6%
386,061	Chevron Corp.	37,243,304
447,909	Exxon Mobil Corp.	37,266,029
360,936	Schlumberger Ltd.	31,109,074

		105,618,407

	Food & Staples Retailing - 7.3%
202,359	Costco Wholesale Corp.	27,330,607
284,871	CVS Health Corp.	29,877,271
438,897	Wal-Mart Stores, Inc.	31,130,964
335,119	Walgreens Boots Alliance, Inc.	28,297,448

		116,636,290

	Food, Beverage & Tobacco - 5.9%
200,347	Anheuser-Busch InBev N.V.	24,109,825
1,045,519	Coca-Cola Co.	41,015,710
1,034,614	Diageo plc	29,962,187

		95,087,722

	Health Care Equipment & Services - 7.6%
468,277	Cardinal Health, Inc.	39,171,371
490,705	Medtronic plc	36,361,240
381,876	UnitedHealth Group, Inc.	46,588,872

		122,121,483

	Household & Personal Products - 3.8%
501,334	Colgate-Palmolive Co.	32,792,257
367,553	Procter & Gamble Co.	28,757,347

		61,549,604

	Insurance - 6.6%
420,223	ACE Ltd.	42,728,275
292,092	Chubb Corp.	27,789,633
631,038	Marsh & McLennan Cos., Inc.	35,779,854

		106,297,762

	Materials - 4.3%
248,319	Ecolab, Inc.	28,077,430
334,526	Praxair, Inc.	39,992,583

		68,070,013

	Media - 1.6%
221,756	Walt Disney Co.	25,311,230

Shares or Principal Amount		Market Value†
COMMON STOCKS - 98.7% - (continued)
	Pharmaceuticals, Biotechnology & Life Sciences - 9.9%
177,687	Amgen, Inc.	$27,278,509
410,598	Johnson & Johnson	40,016,881
680,371	Merck & Co., Inc.	38,733,521
609,019	Pfizer, Inc.	20,420,407
110,960	Roche Holding AG	31,112,232

		157,561,550

	Real Estate - 1.4%
118,728	Public Storage REIT	21,889,881

	Retailing - 5.4%
9,440,100	Allstar Co.*(1)(2)	9,912,105
465,241	Lowe’s Cos., Inc.	31,157,190
684,573	TJX Cos., Inc.	45,298,195

		86,367,490

	Software & Services - 10.0%
439,602	Accenture plc Class A	42,544,682
467,526	Automatic Data Processing, Inc.	37,509,611
1,052,397	Microsoft Corp.	46,463,327
840,986	Oracle Corp.	33,891,736

		160,409,356

	Transportation - 6.7%
624,860	Canadian National Railway Co.	36,050,770
201,430	Union Pacific Corp.	19,210,379
530,947	United Parcel Service, Inc. Class B	51,454,074

		106,715,223

	Total Common Stocks (cost $1,250,088,272)	$1,577,482,209

	Total Long-Term Investments (cost $1,250,088,272)	$1,577,482,209

SHORT-TERM INVESTMENTS - 1.2%
	Other Investment Pools & Funds - 1.2%
18,505,124	Fidelity Money Market Class 1	$18,505,124

	Total Short-Term Investments (cost $18,505,124)	$18,505,124

Total Investments (cost $1,268,593,396)^	99.9%	$1,595,987,333
Other Assets and Liabilities	0.1%	1,574,522

Total Net Assets	100.0%	$1,597,561,855

The accompanying notes are an integral part of these financial statements.

139

Hartford Stock HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $1,270,958,380 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$346,948,732
Unrealized Depreciation	(21,919,779)

Net Unrealized Appreciation	$325,028,953

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/Par	Security	Cost
08/2011	9,440,100	Allstar Co.	$4,106,619

At June 30, 2015, the aggregate value of these securities were $9,912,105, which represents 0.6% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of this security was $9,912,105, which represents 0.6% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

140

Hartford Stock HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$65,224,342	$65,224,342	$—	$—
Capital Goods	172,494,349	172,494,349	—	—
Consumer Durables & Apparel	42,429,716	42,429,716	—	—
Consumer Services	36,422,458	36,422,458	—	—
Diversified Financials	27,275,333	27,275,333	—	—
Energy	105,618,407	105,618,407	—	—
Food & Staples Retailing	116,636,290	116,636,290	—	—
Food, Beverage & Tobacco	95,087,722	41,015,710	54,072,012	—
Health Care Equipment & Services	122,121,483	122,121,483	—	—
Household & Personal Products	61,549,604	61,549,604	—	—
Insurance	106,297,762	106,297,762	—	—
Materials	68,070,013	68,070,013	—	—
Media	25,311,230	25,311,230	—	—
Pharmaceuticals, Biotechnology & Life Sciences	157,561,550	126,449,318	31,112,232	—
Real Estate	21,889,881	21,889,881	—	—
Retailing	86,367,490	76,455,385	—	9,912,105
Software & Services	160,409,356	160,409,356	—	—
Transportation	106,715,223	106,715,223	—	—
Short-Term Investments	18,505,124	18,505,124	—	—

Total	$1,595,987,333	$1,500,890,984	$85,184,244	$9,912,105

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Total
Beginning balance	$9,754,455	$9,754,455
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	157,650	157,650
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$9,912,105	$9,912,105

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $157,650.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

141

Hartford Total Return Bond HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6%
		Asset-Backed-Automobile - 1.9%
$	3,800,000	AmeriCredit Automobile Receivables Trust 2.72%, 09/09/2019	$3,881,822
	188,839	CPS Automotive Trust 5.01%, 06/17/2019(1)	192,390
		Credit Acceptance Automotive Loan Trust
	8,005,000	1.88%, 03/15/2022(1)	8,031,320
	1,860,000	2.21%, 09/15/2020(1)	1,868,221
		First Investors Automotive Owner Trust
	2,665,000	1.49%, 01/15/2020(1)	2,668,822
	6,495,000	1.67%, 11/16/2020(1)	6,490,116
	1,295,000	1.81%, 10/15/2018(1)	1,299,953
	1,750,000	2.39%, 11/16/2020(1)	1,751,554
	1,260,000	GM Financial Automobile Leasing Trust 1.96%, 03/20/2018(1)	1,267,527
		Santander Drive Automotive Receivables Trust
	4,790,000	1.55%, 10/15/2018	4,814,142
	1,920,000	1.82%, 05/15/2019	1,922,556
	7,530,000	1.83%, 01/15/2020	7,514,292
	1,385,000	2.25%, 06/17/2019	1,401,729
	4,500,000	2.36%, 04/15/2020	4,530,695
	8,275,000	Westlake Automobile Receivables Trust 1.58%, 04/15/2020(1)	8,292,328

			55,927,467

		Asset-Backed-Finance & Insurance - 13.6%
	9,180,000	American Money Management Corp 1.73%, 07/27/2026(1)(2)	9,171,738
	2,555,000	Apidos CDO 2.13%, 07/15/2023(1)(2)	2,551,934
	6,015,000	Apidos CLO 1.73%, 01/19/2025(1)(2)	6,009,587
		Ares CLO Ltd.
	8,212,924	1.13%, 04/20/2023(1)(2)	8,190,750
	10,350,000	1.80%, 04/17/2026(1)(2)	10,351,035
		Atlas Senior Loan Fund Ltd.
	7,610,000	1.82%, 10/15/2026(1)(2)	7,606,195
	4,200,000	1.83%, 07/16/2026(1)(2)	4,200,000
	3,535,000	Atrium CDO Corp. 2.03%, 11/16/2022(1)(2)	3,509,195
	790,000	Atrium X 1.40%, 07/16/2025(1)(2)	778,782
	3,980,000	Avalon IV Capital Ltd. 2.12%, 04/17/2023(1)(2)	3,975,224
	10,050,000	Avery Point CLO Ltd. 1.80%, 04/25/2026(1)(2)	10,048,995
	2,330,000	Babson CLO Ltd. 1.77%, 07/20/2025(1)(2)	2,329,301
	1,499,667	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	1,502,156
	7,890,000	Carlyle Global Market Strategies 1.74%, 04/27/2027(1)(2)	7,890,789
		Cent CLO Ltd.
	9,345,000	1.76%, 01/25/2026(1)(2)	9,342,196
	8,090,000	1.77%, 04/17/2026(1)(2)	8,112,652
	6,305,000	1.77%, 07/27/2026(1)(2)	6,303,739
	3,115,000	2.33%, 04/17/2026(1)(2)	3,105,344
		CIFC Funding Ltd.
	8,965,000	1.76%, 05/24/2026(1)(2)	8,948,863
	7,240,000	2.38%, 08/14/2024(1)(2)	7,295,024

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Asset-Backed-Finance & Insurance - 13.6% - (continued)
$	1,985,929	Consumer Credit Origination Loan Trust 2.82%, 03/15/2021(1)	$1,997,674
		Dryden Senior Loan Fund
	10,915,000	1.63%, 04/18/2026(1)(2)	10,877,889
	6,710,000	1.70%, 07/15/2027(1)(2)	6,652,965
	10,870,000	1.76%, 07/15/2026(1)(2)	10,871,087
	1,803,739	Fieldstone Mortgage Investment Corp. 0.46%, 05/25/2036(2)	1,188,228
	3,267,261	First Franklin Mortgage Loan Trust 0.43%, 04/25/2036(2)	2,117,652
	2,210,000	Flatiron CLO Ltd. 2.17%, 07/17/2026(1)(2)	2,207,127
	8,670,000	Gramercy Park CLO Ltd. 1.57%, 07/17/2023(1)(2)	8,666,532
	4,581,530	GSAMP Trust 0.28%, 01/25/2037(2)	2,728,136
		ING Investment Management CLO Ltd.
	4,776,931	1.48%, 03/14/2022(1)(2)	4,774,542
	10,895,000	1.78%, 04/18/2026(1)(2)	10,890,642
	3,335,000	2.14%, 03/14/2022(1)(2)	3,330,665
	1,345,000	LCM Ltd. 2.17%, 04/15/2022(1)(2)	1,343,386
	11,335,000	Limerock CLO 1.78%, 04/18/2026(1)(2)	11,330,466
		Madison Park Funding Ltd.
	6,520,000	1.73%, 01/19/2025(1)(2)	6,504,352
	9,860,000	1.78%, 07/20/2026(1)(2)	9,858,028
		Magnetite CLO Ltd.
	8,310,000	1.70%, 07/25/2026(1)(2)	8,291,718
	6,540,000	1.76%, 04/15/2026(1)(2)	6,540,000
	5,835,000	1.82%, 04/15/2027(1)(2)	5,835,000
	6,695,000	2.23%, 07/25/2026(1)(2)	6,686,297
		Neuberger Berman CLO Ltd.
	8,335,000	1.75%, 04/15/2026(1)(2)	8,331,666
	8,265,000	1.75%, 08/04/2025(1)(2)	8,260,867
	7,885,000	Oaktree EIF II Ltd. 1.91%, 02/15/2026(1)(2)	7,888,154
	6,780,000	OCP CLO Ltd. 1.80%, 04/17/2027(1)(2)	6,777,966
	3,030,000	OHA Credit Partners Ltd. 1.75%, 07/20/2026(1)(2)	3,025,758
	9,445,000	OHA Loan Funding Ltd. 1.77%, 02/15/2027(1)(2)	9,435,555
		OZLM Funding Ltd.
	7,495,000	1.74%, 04/30/2027(1)(2)	7,470,266
	10,530,000	1.82%, 04/17/2026(1)(2)	10,528,947
	9,700,000	Race Point IX CLO Ltd. 1.77%, 04/15/2027(1)(2)	9,747,530
	5,250,000	SBA Tower Trust 2.90%, 10/15/2044(1)	5,276,287
	545,196	Securitized Asset Backed Receivables LLC 0.28%, 07/25/2036(2)	271,136
	7,360,000	Seneca Park CLO Ltd. 1.75%, 07/17/2026(1)(2)	7,368,096
	7,325,000	Shackleton CLO Ltd. 1.75%, 07/17/2026(1)(2)	7,324,267
		Sound Point CLO Ltd.
	6,354,000	1.65%, 01/21/2026(1)(2)	6,318,418
	7,680,000	1.79%, 04/15/2027(1)(2)	7,687,680

The accompanying notes are an integral part of these financial statements.

142

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Asset-Backed-Finance & Insurance - 13.6% - (continued)
$	6,403,951	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	$6,443,591
	7,805,000	Springleaf Funding Trust 2.41%, 12/15/2022(1)	7,814,756
	8,030,000	Symphony CLO L.P. 2.00%, 01/09/2023(1)(2)	7,996,274
	8,660,000	Symphony CLO Ltd. 1.75%, 07/14/2026(1)(2)	8,666,928
	7,955,000	Tremen Park Ltd. 1.76%, 04/20/2027(1)(2)	7,958,977
	7,915,000	Venture CLO Ltd. 1.58%, 11/14/2022(1)(2)	7,911,042
		Voya CLO Ltd.
	2,915,000	1.73%, 07/17/2026(1)(2)	2,913,251
	7,550,000	1.76%, 04/18/2027(1)(2)	7,552,265
	2,670,000	2.38%, 04/18/2027(1)(2)	2,671,602

			409,557,164

		Asset-Backed-Home Equity - 0.7%
		GSAA Home Equity Trust
	13,962,870	0.27%, 02/25/2037(2)	7,439,208
	7,048,881	0.29%, 03/25/2037(2)	3,764,469
	5,036,924	0.37%, 11/25/2036(2)	2,723,933
	1,808,778	0.42%, 04/25/2047(2)	1,194,721
	169,906	0.43%, 11/25/2036(2)	103,856
	1,425,695	0.49%, 03/25/2036(2)	1,013,471
	802,448	5.88%, 09/25/2036	459,538
	727,605	Morgan Stanley Asset-Backed Securities Capital I 0.34%, 06/25/2036(2)	661,971
	1,815,174	Morgan Stanley Mortgage Loan Trust 0.36%, 11/25/2036(2)	910,573
	439,539	Renaissance Home Equity Loan Trust 5.91%, 04/25/2037	248,402
		Soundview Home Loan Trust
	3,225,000	0.37%, 07/25/2037(2)	2,005,989
	1,090,000	0.44%, 11/25/2036(2)	752,099

			21,278,230

		Collateralized-Mortgage Obligations - 0.0%
	594,085	National Credit Union Administration 1.84%, 10/07/2020	596,201

		Commercial Mortgage-Backed Securities - 12.2%
	3,276,652	Banc of America Commercial Mortgage Trust 5.49%, 02/10/2051	3,459,459
	3,496,181	Banc of America Commercial Mortgage, Inc. 5.33%, 09/10/2047(2)	3,513,875
		Bear Stearns Commercial Mortgage Securities, Inc.
	1,105,000	5.26%, 10/12/2042(2)	1,104,632
	2,450,179	5.33%, 02/11/2044	2,577,375
	5,452,832	5.41%, 12/11/2040(2)	5,484,164
	1,936,484	5.47%, 01/12/2045(2)	2,042,894
	5,502,129	5.69%, 06/11/2050(2)	5,865,275
	510,000	5.77%, 04/12/2038(2)	524,491
		Citigroup Commercial Mortgage Trust
	25,559,804	1.29%, 07/10/2047(2)(3)	1,899,732
	27,493,480	1.32%, 04/10/2048(2)(3)	2,215,947
	4,135,000	4.02%, 03/10/2047	4,382,666
	1,175,000	4.56%, 03/10/2047(1)(2)	923,027
	445,000	5.06%, 03/10/2047(1)(2)	415,787

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Commercial Mortgage-Backed Securities - 12.2% - (continued)
		Citigroup/Deutsche Bank Commercial Mortgage Trust
$	9,595,000	5.32%, 12/11/2049	$9,997,433
	4,789,275	5.48%, 01/15/2046(2)	4,824,304
	1,100,000	Cobalt CMBS Commercial Mortgage Trust 5.25%, 08/15/2048	1,128,173
	10,757,947	Commercial Mortgage Loan Trust 6.24%, 12/10/2049(2)	11,395,635
		Commercial Mortgage Pass-Through Certificates
	10,075,721	1.03%, 02/10/2047(2)(3)	455,140
	16,370,414	2.40%, 07/10/2046(1)(2)(3)	848,135
	650,000	2.85%, 10/15/2045	647,311
	4,375,000	3.96%, 03/10/2047	4,619,974
	3,555,000	4.02%, 07/10/2045	3,803,989
	5,200,000	4.05%, 04/10/2047	5,528,962
	1,315,000	4.75%, 10/15/2045(1)(2)	1,028,961
	4,210,298	5.94%, 06/10/2046(2)	4,309,505
		Commercial Mortgage Trust
	6,780,000	3.42%, 03/10/2031(1)	6,858,363
	1,092,379	5.44%, 03/10/2039	1,148,461
	8,355,000	5.74%, 12/10/2049	8,866,944
	337,851	6.01%, 07/10/2038(2)	345,346
		Community or Commercial Mortgage Trust
	2,400,000	3.69%, 08/10/2047	2,465,285
	3,155,000	4.01%, 04/10/2047	3,344,382
	4,515,000	4.38%, 07/10/2045(2)	4,908,098
		Credit Suisse Commercial Mortgage Trust
	352,617	5.89%, 06/15/2039(2)	371,678
	1,975,000	6.17%, 02/15/2041(2)	2,136,905
	5,892,825	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	6,087,064
		CS First Boston Mortgage Securities Corp.
	326,900	4.77%, 07/15/2037	326,783
	4,968,476	4.88%, 04/15/2037	4,973,842
	66,127,081	CSAIL Commercial Mortgage Trust 1.06%, 06/15/2057(2)(3)	4,106,624
	24,530,030	DBUBS Mortgage Trust 1.53%, 11/10/2046(1)(2)(3)	455,792
	3,175,000	Four Times Square Trust 5.40%, 12/13/2028(1)	3,561,442
		FREMF Mortgage Trust
	4,680,000	3.08%, 10/25/2047(1)(2)	4,713,191
	5,485,000	5.41%, 09/25/2043(1)(2)	6,097,071
	3,720,453	GE Business Loan Trust 1.19%, 05/15/2034(1)(2)	3,070,397
	2,215,877	GE Capital Commercial Mortgage Corp. 5.50%, 11/10/2045(2)	2,221,006
	1,020,000	GE Commercial Mortgage Corp. Series 5.61%, 12/10/2049(2)	1,064,199
	2,205,659	GMAC Commercial Mortgage Securities, Inc. 5.24%, 11/10/2045(2)	2,217,201
		GS Mortgage Securities Trust
	52,837,309	0.34%, 07/10/2046(2)(3)	535,876
	10,712,415	1.82%, 08/10/2044(1)(2)(3)	551,636
	4,340,000	2.95%, 11/05/2034(1)	4,280,433
	1,060,000	3.58%, 06/10/2047(1)	761,322
	1,580,166	3.67%, 04/10/2047(1)	1,110,920
	4,510,000	3.68%, 04/10/2047	4,724,690
	6,235,000	3.86%, 06/10/2047	6,517,782
	4,110,000	4.00%, 04/10/2047	4,347,940
	2,960,000	5.03%, 04/10/2047(1)(2)	2,735,309

The accompanying notes are an integral part of these financial statements.

143

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Commercial Mortgage-Backed Securities - 12.2% - (continued)
		Hilton USA Trust
$	5,985,000	2.66%, 11/05/2030	$5,947,121
	1,182,558	2.93%, 11/05/2030(1)(2)	1,182,558
		JP Morgan Chase Commercial Mortgage Securities Corp.
	1,675,924	4.57%, 12/15/2047(1)(2)	1,484,981
	3,582,754	5.41%, 12/15/2044(2)	3,590,797
		JP Morgan Chase Commercial Mortgage Securities Trust
	8,800,578	1.69%, 02/12/2051(2)	8,669,731
	2,185,000	2.73%, 10/15/2045(1)(2)	1,450,993
	3,544,721	3.91%, 05/05/2030(1)	3,677,843
	1,075,000	4.82%, 10/15/2045(1)(2)	1,037,204
	9,240,456	5.34%, 05/15/2047	9,647,673
	5,596,592	5.42%, 01/12/2043(2)	5,604,769
	1,826,737	5.72%, 02/15/2051	1,949,180
	8,424,819	5.89%, 02/12/2049(2)	8,939,558
		JPMBB Commercial Mortgage Securities Trust
	8,395,000	0.97%, 05/15/2048(2)(3)	452,491
	30,016,421	1.03%, 09/15/2047(2)(3)	1,440,698
	3,225,000	3.80%, 09/15/2047	3,342,193
		LB-UBS Commercial Mortgage Trust
	10,566,845	5.86%, 07/15/2040(2)	11,129,741
	1,396,864	6.32%, 04/15/2041(2)	1,517,316
	972,833	Lehman Brothers Small Balance Commercial 5.52%, 09/25/2030(1)(2)	973,981
	1,835,059	Merrill Lynch Mortgage Investors Trust 5.14%, 07/12/2038(2)	1,835,143
		Merrill Lynch/Countrywide Commercial Mortgage Trust
	8,927,636	5.38%, 08/12/2048	9,305,275
	2,285,000	5.42%, 08/12/2048	2,394,237
	4,830,000	5.70%, 09/12/2049	5,145,558
	6,376,693	5.81%, 06/12/2050(2)	6,791,446
		Morgan Stanley Bank of America Merrill Lynch Trust
	16,330,825	1.32%, 12/15/2047(2)(3)	1,157,872
	4,320,000	3.74%, 08/15/2047	4,465,653
	1,530,000	4.06%, 02/15/2047	1,623,220
	1,605,000	4.50%, 08/15/2045(1)	1,224,443
		Morgan Stanley Capital I Trust
	80,393,798	1.06%, 09/15/2047(1)(2)(3)	1,153,169
	4,920,000	3.47%, 08/11/2029(1)	5,072,938
	1,460,000	5.36%, 07/15/2049(1)(2)	1,300,133
	972,305	5.36%, 11/14/2042(2)	972,660
	545,000	5.55%, 10/12/2052(1)(2)	549,811
	375,000	5.55%, 10/12/2052(1)(2)	374,555
	535,000	5.57%, 12/15/2044	567,711
	10,889,000	5.69%, 04/15/2049(2)	11,515,597
	4,647,588	5.81%, 12/12/2049	4,987,782
	558,312	5.85%, 10/15/2042(2)	562,305
	1,050,000	6.46%, 01/11/2043(1)(2)	1,088,471
		Morgan Stanley Re-Remic Trust
	4,229,296	5.99%, 08/12/2045(1)(2)	4,478,312
	2,279,621	5.99%, 08/15/2045(1)(2)	2,413,842
		UBS-Barclays Commercial Mortgage Trust
	4,680,000	3.19%, 03/10/2046	4,723,880
	985,000	4.23%, 03/10/2046(1)(2)	804,225

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Commercial Mortgage-Backed Securities - 12.2% - (continued)
		Wachovia Bank Commercial Mortgage Trust
$	982,951	5.31%, 11/15/2048	$1,021,829
	2,130,000	5.70%, 03/15/2042(1)(2)	2,125,159
		Wells Fargo Commercial Mortgage Trust
	21,877,920	1.35%, 05/15/2048(2)(3)	1,754,478
	6,965,000	2.92%, 10/15/2045	7,006,915
	3,220,000	3.82%, 08/15/2050	3,358,228
	665,000	4.24%, 05/15/2048(2)	575,450
		WF-RBS Commercial Mortgage Trust
	2,410,233	2.92%, 08/15/2047	2,488,313
	175,000	3.44%, 04/15/2045	182,223
	6,700,000	3.68%, 08/15/2047	6,921,797
	120,000	3.88%, 08/15/2046	127,362
	3,850,000	4.00%, 05/15/2047	4,086,394
	6,150,000	4.05%, 03/15/2047	6,572,019
	3,173,865	4.10%, 03/15/2047	3,404,707
	315,000	4.50%, 03/15/2048(1)(2)	297,055
	550,000	4.90%, 06/15/2044(1)(2)	615,582
	710,000	5.00%, 06/15/2044(1)(2)	663,692
	815,000	5.00%, 04/15/2045(1)(2)	647,114
	1,045,000	5.75%, 04/15/2045(1)(2)	1,075,625

			367,373,836

		Whole Loan Collateral CMO - 4.2%
		Adjustable Rate Mortgage Trust
	1,568,701	0.45%, 01/25/2036(2)	1,313,361
	1,015,174	0.46%, 11/25/2035(2)	925,811
	1,403,798	0.69%, 01/25/2036(2)	1,214,422
		American Home Mortgage Assets Trust
	1,324,935	0.38%, 09/25/2046(2)	974,526
	2,239,852	1.10%, 10/25/2046(2)	1,655,244
		Banc of America Funding Corp.
	320,460	0.38%, 10/20/2036(2)	239,170
	783,431	0.42%, 02/20/2047(2)	679,640
	6,068,367	0.49%, 05/20/2047(2)	5,039,548
	7,321,796	5.77%, 05/25/2037(2)	6,486,269
	334,242	5.85%, 01/25/2037	281,172
		BCAP LLC Trust
	1,283,250	0.36%, 01/25/2037(2)	1,019,855
	3,337,299	0.37%, 03/25/2037(2)	2,847,587
	1,124,642	Bear Stearns Adjustable Rate Mortgage Trust 2.41%, 10/25/2035(2)	1,106,120
		Bear Stearns Alt-A Trust
	671,755	0.57%, 05/25/2036(2)	542,281
	3,869,939	0.69%, 01/25/2036(2)	3,182,909
	2,151,909	Bear Stearns Mortgage Funding Trust 0.37%, 10/25/2036(2)	1,715,610
	693,979	CHL Mortgage Pass-Through Trust 2.48%, 03/20/2036(2)	606,324
		Connecticut Avenue Securities Series
	610,000	2.79%, 05/25/2024(2)	556,551
	2,605,000	3.09%, 07/25/2024(2)	2,410,651
	3,515,000	3.19%, 07/25/2024(2)	3,263,203
	1,575,000	5.09%, 11/25/2024(2)	1,624,883
		Countrywide Alternative Loan Trust
	360,254	0.46%, 01/25/2036(2)	320,464
	3,245,451	0.51%, 11/25/2035(2)	2,654,234
	2,719,530	5.75%, 05/25/2036	2,404,527

The accompanying notes are an integral part of these financial statements.

144

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Whole Loan Collateral CMO - 4.2% - (continued)
		Countrywide Home Loans, Inc.
$	5,755,476	2.55%, 09/25/2047(2)	$5,125,637
	1,029,468	2.72%, 04/20/2036(2)	740,624
	994,011	4.74%, 11/20/2035(2)	885,957
	2,951,206	5.75%, 08/25/2037	2,796,040
	4,005,834	CS First Boston Mortgage Securities Corp. 5.50%, 06/25/2035	3,796,530
	2,447,301	Downey S & L Association Mortgage Loan Trust 1.07%, 03/19/2046(2)	1,840,150
		GMAC Mortgage Corp. Loan Trust
	4,607,281	2.96%, 09/19/2035(2)	4,300,790
	75,928	3.03%, 04/19/2036(2)	67,857
	8,072,466	GSR Mortgage Loan Trust 2.70%, 01/25/2036(2)	7,283,753
		HarborView Mortgage Loan Trust
	3,112,529	0.38%, 01/19/2038(2)	2,624,584
	9,286,256	0.43%, 12/19/2036(2)	6,319,075
	1,282,488	0.89%, 01/19/2035(2)	884,003
		IndyMac Index Mortgage Loan Trust
	4,009,774	0.47%, 07/25/2035(2)	3,326,693
	649,211	0.48%, 01/25/2036(2)	445,650
	6,408,028	0.59%, 07/25/2046(2)	3,579,448
	2,280,532	2.43%, 01/25/2036(2)	2,105,025
	1,560,633	2.59%, 08/25/2035(2)	1,248,472
	3,474,098	2.62%, 03/25/2036(2)	2,724,694
		JP Morgan Mortgage Trust
	660,637	2.57%, 04/25/2037(2)	591,568
	486,547	2.77%, 05/25/2036(2)	431,433
	1,131,454	2.77%, 05/25/2036(2)	1,032,006
	2,690,449	3.07%, 09/25/2035(2)	2,560,960
	2,464,852	Lehman XS Trust 0.40%, 07/25/2046(2)	1,955,582
		Luminent Mortgage Trust
	353,453	0.39%, 10/25/2046(2)	301,903
	1,667,491	0.45%, 11/25/2035(2)	1,501,595
		Merrill Lynch Mortgage Investors Trust
	138,712	2.52%, 12/25/2035(2)	130,222
	1,445,407	2.61%, 07/25/2035(2)	1,170,009
	234,397	Morgan Stanley Mortgage Loan Trust 2.65%, 05/25/2036(2)	170,507
	126,723	Nomura Asset Acceptance Corp. Alternative Loan Trust 3.59%, 06/25/2036(2)	97,038
	3,032,703	RBSGC Mortgage Pass-Through Certificates 6.25%, 01/25/2037	2,772,154
		Residential Accredit Loans, Inc.
	413,173	0.41%, 02/25/2046(2)	192,680
	809,903	0.49%, 04/25/2036(2)	580,292
	874,095	0.96%, 09/25/2046(2)	588,688
	8,187,295	1.39%, 11/25/2037(2)	5,232,730
	1,617,419	6.00%, 12/25/2035	1,444,201
		Residential Asset Securitization Trust
	2,990,622	0.64%, 03/25/2035(2)	2,421,952
	1,593,438	6.25%, 11/25/2036	1,164,069
	798,763	Sequoia Mortgage Trust 2.53%, 07/20/2037(2)	679,923
	6,285,000	Springleaf Mortgage Loan Trust 3.52%, 12/25/2065(1)(2)	6,400,455
	1,485,973	Structured Adjustable Rate Mortgage Loan Trust 0.49%, 09/25/2034(2)	1,309,204

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 32.6% - (continued)
		Whole Loan Collateral CMO - 4.2% - (continued)
		WaMu Mortgage Pass-Through Certificates Trust
$	1,258,715	0.61%, 06/25/2044(2)	$1,165,317
	675,020	2.19%, 11/25/2046(2)	607,696

			127,661,528

		Total Asset & Commercial Mortgage Backed Securities (cost $974,540,349)	$982,394,426

CORPORATE BONDS - 32.6%
		Aerospace/Defense - 0.2%
$	4,965,000	HLM 1.27%, 05/05/2027(1)	$4,944,643
	1,115,000	Triumph Group, Inc. 5.25%, 06/01/2022	1,101,063

			6,045,706

		Agriculture - 0.4%
	903,000	Altria Group, Inc. 10.20%, 02/06/2039	1,486,997
	2,805,000	BAT International Finance plc 2.75%, 06/15/2020(1)	2,820,913
	7,315,000	Reynolds American, Inc. 3.25%, 06/12/2020	7,409,378

			11,717,288

		Apparel - 0.1%
	1,770,000	William Carter Co. 5.25%, 08/15/2021	1,814,250

		Auto Manufacturers - 1.5%
	9,000,000	Daimler Finance NA LLC 1.65%, 03/02/2018(1)	8,961,381
		Ford Motor Credit Co. LLC
	10,805,000	1.46%, 03/27/2017	10,756,691
	745,000	2.24%, 06/15/2018	745,504
	775,000	4.21%, 04/15/2016	792,620
	2,475,000	4.25%, 02/03/2017	2,572,461
		General Motors Financial Co., Inc.
	3,150,000	2.40%, 04/10/2018	3,157,831
	4,985,000	3.50%, 07/10/2019	5,090,522
	7,560,000	4.75%, 08/15/2017	7,978,174
	4,600,000	Volkswagen Group of America Finance LLC 1.60%, 11/20/2017(1)	4,604,273

			44,659,457

		Auto Parts & Equipment - 0.0%
		ZF North America Capital, Inc.
	180,000	4.50%, 04/29/2022(1)	176,319
	330,000	4.75%, 04/29/2025(1)	319,483

			495,802

		Biotechnology - 0.1%
	4,410,000	Celgene Corp. 4.63%, 05/15/2044	4,208,137

		Chemicals - 0.3%
		CF Industries Holdings, Inc.
	2,700,000	4.95%, 06/01/2043	2,526,322
	5,220,000	5.15%, 03/15/2034	5,155,820
	1,350,000	Dow Chemical Co. 8.55%, 05/15/2019	1,645,965

			9,328,107

The accompanying notes are an integral part of these financial statements.

145

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Coal - 0.0%
$	2,385,000	Peabody Energy Corp. 6.50%, 09/15/2020	$810,900

		Commercial Banks - 10.0%
	4,000,000	ABN Amro Bank N.V. 2.45%, 06/04/2020(1)	3,976,676
		Banco Bilbao Vizcaya Argentaria S.A.
EUR	6,000,000	7.00%, 02/19/2019(2)(4)(5)	6,697,459
$	4,200,000	9.00%, 05/09/2018(2)(4)(5)	4,515,000
	1,730,000	Banco do Brasil S.A. 6.25%, 04/15/2024(2)(4)(5)	1,217,488
		Banco Santander S.A.
EUR	8,700,000	6.25%, 03/12/2019(2)(4)(5)	9,505,207
	1,000,000	6.25%, 09/11/2021(2)(4)(5)	1,084,191
		Bank of America Corp.
$	4,000,000	4.00%, 01/22/2025	3,897,176
	8,235,000	4.20%, 08/26/2024	8,215,170
		Barclays Bank plc
	12,005,000	6.05%, 12/04/2017(1)	13,061,908
EUR	1,010,000	6.50%, 09/15/2019(2)(5)	1,121,945
	1,420,000	8.00%, 12/15/2020(2)(5)	1,678,072
$	3,245,000	8.25%, 12/15/2018(2)(5)	3,426,590
		BPCE S.A.
	1,500,000	4.00%, 04/15/2024	1,514,310
	3,760,000	5.15%, 07/21/2024(1)	3,820,017
	4,430,000	5.70%, 10/22/2023(1)	4,669,734
	3,300,000	Capital One Financial Corp. 6.15%, 09/01/2016	3,483,104
	11,400,000	Capital One NA 1.65%, 02/05/2018	11,312,585
	3,063,000	CIT Group, Inc. 5.50%, 02/15/2019(1)	3,193,178
		Citigroup, Inc.
	6,525,000	1.85%, 11/24/2017	6,540,921
	2,200,000	2.50%, 09/26/2018	2,224,776
	1,550,000	4.30%, 11/20/2026	1,515,624
	2,450,000	4.40%, 06/10/2025	2,440,869
	1,101,000	6.13%, 08/25/2036	1,257,754
	7,330,000	6.68%, 09/13/2043	8,877,649
	1,349,000	8.50%, 05/22/2019	1,645,371
		Credit Agricole S.A.
	3,385,000	4.38%, 03/17/2025(1)	3,242,559
EUR	2,940,000	6.50%, 06/23/2021(2)(4)(5)	3,294,046
$	1,710,000	6.63%, 09/23/2019(1)(2)(5)	1,668,960
		Credit Suisse Group AG
EUR	1,650,000	5.75%, 09/18/2025(2)(4)	2,041,444
$	2,015,000	6.25%, 12/18/2024(1)(2)(5)	1,931,881
	1,640,000	7.88%, 02/24/2041(2)(4)	1,714,705
	5,365,000	Deutsche Bank AG 4.50%, 04/01/2025	5,107,539
	1,644,000	Export-Import Bank of India 2.75%, 08/12/2020(4)	1,607,092
		Goldman Sachs Group, Inc.
	550,000	1.44%, 04/23/2020(2)	555,371
	2,000,000	2.38%, 01/22/2018	2,030,420
	2,785,000	2.60%, 04/23/2020	2,771,044
	3,490,000	5.15%, 05/22/2045	3,359,160
	4,737,000	6.00%, 06/15/2020	5,413,093
	2,655,000	6.25%, 02/01/2041	3,142,315
	4,400,000	6.45%, 05/01/2036	4,965,008
	5,710,000	6.75%, 10/01/2037	6,697,533

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Commercial Banks - 10.0% - (continued)
		HSBC Holdings plc
EUR	1,275,000	5.25%, 09/16/2022(2)(4)(5)	$1,419,799
$	1,800,000	5.25%, 03/14/2044	1,867,086
	2,100,000	5.63%, 01/17/2020(2)(5)	2,102,625
	550,000	6.10%, 01/14/2042	665,713
	1,865,000	6.38%, 09/17/2024(2)(5)	1,869,663
	1,765,000	6.50%, 09/15/2037	2,129,864
	2,050,000	6.80%, 06/01/2038	2,545,374
		ING Groep N.V.
	1,990,000	6.00%, 04/16/2020(2)(5)	1,963,881
	1,330,000	6.50%, 04/16/2025(2)(5)	1,282,619
		JP Morgan Chase & Co.
	1,050,000	2.60%, 01/15/2016	1,058,331
	3,820,000	4.35%, 08/15/2021	4,088,894
	760,000	5.60%, 07/15/2041	861,658
	9,885,000	5.63%, 08/16/2043	10,541,967
	3,500,000	6.00%, 01/15/2018	3,855,236
EUR	1,290,000	KBC Groep N.V. 5.63%, 03/19/2019(2)(4)(5)	1,407,595
		Lloyds Banking Group plc
	4,115,000	6.38%, 06/27/2020(2)(4)(5)	4,725,234
GBP	2,345,000	7.00%, 06/27/2019(2)(4)(5)	3,696,202
		Merrill Lynch & Co., Inc.
$	3,006,000	5.70%, 05/02/2017	3,207,062
	10,420,000	6.05%, 05/16/2016	10,820,086
	4,905,000	7.75%, 05/14/2038	6,530,939
		Morgan Stanley
	6,575,000	3.95%, 04/23/2027	6,199,489
	4,890,000	4.30%, 01/27/2045	4,569,201
	2,915,000	4.35%, 09/08/2026	2,856,350
	1,130,000	4.88%, 11/01/2022	1,201,990
	5,925,000	5.55%, 04/27/2017	6,349,757
	6,000,000	6.25%, 08/28/2017	6,575,772
	1,600,000	7.30%, 05/13/2019	1,882,365
	1,574,000	PNC Bank NA 6.88%, 04/01/2018	1,779,075
		Royal Bank of Scotland Group plc
	3,070,000	5.13%, 05/28/2024	3,066,264
	1,815,000	6.13%, 12/15/2022	1,954,359
		Societe Generale S.A.
EUR	3,105,000	6.75%, 04/07/2021(2)(4)(5)	3,448,627
$	7,610,000	8.25%, 11/29/2018(2)(4)(5)	7,979,466
	4,100,000	Standard Chartered plc 6.50%, 04/02/2020(1)(2)(5)	4,135,371
	345,000	Sumitomo Mitsui Financial Group, Inc. 4.44%, 04/02/2024(1)	352,368
	5,195,000	SunTrust Banks, Inc. 3.50%, 01/20/2017	5,349,785
	1,600,000	UBS AG 7.63%, 08/17/2022	1,875,198
	1,500,000	UniCredit S.p.A. 8.00%, 06/03/2024(2)(4)(5)	1,470,000
		Wells Fargo & Co.
	2,230,000	3.00%, 02/19/2025	2,135,758
	4,455,000	4.10%, 06/03/2026	4,473,778
	170,000	4.65%, 11/04/2044	162,943
	74,000	5.38%, 11/02/2043	79,011
	5,350,000	5.61%, 01/15/2044	5,875,852

			300,847,551

The accompanying notes are an integral part of these financial statements.

146

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Commercial Services - 0.2%
$	2,045,000	ADT Corp. 6.25%, 10/15/2021	$2,147,250
	1,430,000	Cardtronics, Inc. 5.13%, 08/01/2022(1)	1,397,825
	2,390,000	Sotheby’s 5.25%, 10/01/2022(1)	2,342,200
		United Rentals North America, Inc.
	470,000	4.63%, 07/15/2023	460,882
	600,000	5.50%, 07/15/2025	579,750

			6,927,907

		Construction Materials - 0.2%
		Building Materials Corp. of America
	1,130,000	5.38%, 11/15/2024(1)	1,109,490
	219,000	6.75%, 05/01/2021(1)	228,308
EUR	730,000	Cemex S.A.B. de C.V. 4.38%, 03/05/2023(1)	782,304
$	3,000,000	CRH America, Inc. 5.13%, 05/18/2045(1)	2,966,595
	1,015,000	Norbord, Inc. 6.25%, 04/15/2023(1)	1,027,687
	35,000	USG Corp. 5.50%, 03/01/2025(1)	34,869
	550,000	West China Cement Ltd. 6.50%, 09/11/2019(4)	553,803

			6,703,056

		Diversified Financial Services - 0.8%
	255,000	Aircastle Ltd. 5.50%, 02/15/2022	260,261
	1,200,000	American Express Co. 3.63%, 12/05/2024	1,167,578
	3,992,000	Bear Stearns & Co., Inc. 5.55%, 01/22/2017	4,234,534
		General Electric Capital Corp.
	1,050,000	5.30%, 02/11/2021	1,180,654
	535,000	5.88%, 01/14/2038	639,876
	3,900,000	6.25%, 12/15/2022(2)(5)	4,265,625
	1,355,000	6.88%, 01/10/2039	1,819,323
	1,675,000	Intercorp Peru Ltd. 5.88%, 02/12/2025(1)	1,680,695
		International Lease Finance Corp.
	3,920,000	5.88%, 04/01/2019	4,179,504
	2,500,000	6.75%, 09/01/2016(1)	2,629,687
		Navient Corp.
	1,590,000	5.50%, 01/15/2019	1,621,196
	1,005,000	7.25%, 01/25/2022	1,060,275

			24,739,208

		Electric - 0.5%
	460,000	AES Corp. 5.50%, 03/15/2024	442,750
	2,190,000	DPL, Inc. 7.25%, 10/15/2021	2,310,450
	2,660,000	Duke Energy Carolinas LLC 4.25%, 12/15/2041	2,616,988
	3,465,000	Duke Energy Progress, Inc. 4.38%, 03/30/2044	3,485,326
	585,000	Empresa Electrica Angamos S.A. 4.88%, 05/25/2029(1)	575,318
	1,245,000	Eskom Holdings Ltd. 5.75%, 01/26/2021(1)	1,220,100

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Electric - 0.5% - (continued)
$	3,070,000	Exelon Corp. 2.85%, 06/15/2020	$3,087,815
	1,100,000	Pacific Gas & Electric Co. 8.25%, 10/15/2018	1,318,801

			15,057,548

		Electrical Components & Equipment - 0.0%
	945,000	EnerSys 5.00%, 04/30/2023(1)	934,662

		Engineering & Construction - 0.4%
		SBA Tower Trust
	5,620,000	2.93%, 12/15/2042(1)	5,702,968
	7,645,000	3.60%, 04/15/2043(1)	7,620,926

			13,323,894

		Environmental Control - 0.1%
		Clean Harbors, Inc.
	345,000	5.13%, 06/01/2021	341,550
	1,385,000	5.25%, 08/01/2020	1,405,775

			1,747,325

		Food - 0.7%
		HJ Heinz Co.
	12,375,000	2.00%, 07/02/2018(1)(6)	12,371,089
	3,360,000	2.80%, 07/02/2020(1)(6)	3,362,614
	3,825,000	Marfrig Holding Europe B.V. 6.88%, 06/24/2019(4)	3,643,313
		Minerva Luxembourg S.A.
	1,645,000	7.75%, 01/31/2023(1)	1,657,338
	885,000	8.75%, 04/03/2019(2)(4)(5)	885,000

			21,919,354

		Forest Products & Paper - 0.1%
		Cascades, Inc.
	335,000	5.50%, 07/15/2022(1)	324,113
	560,000	5.75%, 07/15/2023(1)	541,800
	1,415,000	Clearwater Paper Corp. 5.38%, 02/01/2025(1)	1,386,700

			2,252,613

		Gas - 0.0%
	160,000	Southern Star Central Corp. 5.13%, 07/15/2022(1)	162,400

		Healthcare-Products - 0.7%
	280,000	Hologic, Inc. 5.25%, 07/15/2022(1)(6)	285,950
		Medtronic, Inc.
	5,395,000	2.50%, 03/15/2020(1)	5,404,010
	2,205,000	3.15%, 03/15/2022(1)	2,214,878
	3,500,000	4.38%, 03/15/2035(1)	3,473,138
	2,350,000	4.63%, 03/15/2045(1)	2,379,020
	6,290,000	Zimmer Holdings, Inc. 1.45%, 04/01/2017	6,292,126

			20,049,122

		Healthcare-Services - 0.9%
		Anthem, Inc.
	6,600,000	3.50%, 08/15/2024	6,339,485
	2,450,000	4.63%, 05/15/2042	2,239,442
	805,000	Community Health Systems, Inc. 5.13%, 08/01/2021	820,094

The accompanying notes are an integral part of these financial statements.

147

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Healthcare-Services - 0.9% - (continued)
$	3,660,000	HCA, Inc. 6.50%, 02/15/2020	$4,090,050
	1,905,000	Laboratory Corp. of America Holdings 3.20%, 02/01/2022	1,878,128
	4,545,000	Roche Holdings, Inc. 3.35%, 09/30/2024(1)	4,588,450
	3,695,000	Tenet Healthcare Corp. 6.00%, 10/01/2020	3,939,794
	3,775,000	UnitedHealth Group, Inc. 1.40%, 10/15/2017	3,779,216
	825,000	Wellcare Health Plans, Inc. 5.75%, 11/15/2020	858,000

			28,532,659

		Holding Companies-Diversified - 0.3%
EUR	2,670,000	Hutchison Whampoa Europe Finance Ltd. 3.75%, 05/10/2018(2)(4)(5)	3,021,298
		Hutchison Whampoa International Ltd.
$	525,000	1.63%, 10/31/2017(1)	523,425
	7,000,000	2.00%, 11/08/2017(1)	7,036,050

			10,580,773

		Home Builders - 0.1%
	920,000	Agile Property Holdings Ltd. 8.88%, 04/28/2017(4)	929,200
	1,805,000	Lennar Corp. 4.50%, 06/15/2019	1,841,100
	1,050,000	Meritage Homes Corp. 6.00%, 06/01/2025(1)	1,055,250

			3,825,550

		Insurance - 0.6%
	480,000	American International Group, Inc. 4.50%, 07/16/2044	456,597
		CNO Financial Group, Inc.
	55,000	4.50%, 05/30/2020	55,825
	240,000	5.25%, 05/30/2025	243,888
		Marsh & McLennan Cos., Inc.
	1,140,000	2.55%, 10/15/2018	1,160,492
	2,360,000	3.50%, 03/10/2025	2,330,991
	2,818,000	Massachusetts Mutual Life Insurance Co. 8.88%, 06/01/2039(1)	4,223,720
	5,420,000	Nationwide Mutual Insurance Co. 9.38%, 08/15/2039(1)	8,112,239
	325,000	Pacific Life Insurance Co. 9.25%, 06/15/2039(1)	485,341

			17,069,093

		Internet - 0.0%
	200,000	Alibaba Group Holding Ltd. 3.60%, 11/28/2024(4)	192,845

		Iron/Steel - 0.2%
	320,000	ArcelorMittal 6.13%, 06/01/2025	319,000
	3,480,000	Glencore Funding LLC 1.70%, 05/27/2016(1)	3,483,912
		Steel Dynamics, Inc.
	240,000	5.13%, 10/01/2021	240,480
	255,000	5.50%, 10/01/2024	255,000
	1,265,000	United States Steel Corp. 7.38%, 04/01/2020	1,321,925

			5,620,317

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		IT Services - 0.2%
$	6,525,000	Apple, Inc. 3.45%, 02/09/2045	$5,530,094

		Machinery-Construction & Mining - 0.0%
	525,000	Oshkosh Corp. 5.38%, 03/01/2025	525,000

		Machinery-Diversified - 0.0%
	1,301,000	Case New Holland Industrial, Inc. 7.88%, 12/01/2017	1,424,595

		Media - 2.2%
		21st Century Fox America, Inc.
	3,500,000	6.15%, 03/01/2037	4,047,029
	1,675,000	6.20%, 12/15/2034	1,943,995
	1,955,000	8.00%, 10/17/2016	2,121,898
		CCO Holdings LLC
	80,000	5.13%, 02/15/2023	78,000
	65,000	5.25%, 09/30/2022	64,025
	385,000	5.75%, 09/01/2023	385,722
		Comcast Corp.
	7,960,000	3.38%, 08/15/2025	7,854,984
	3,295,000	4.75%, 03/01/2044	3,344,899
	425,000	5.70%, 07/01/2019	483,269
		Cox Communications, Inc.
	20,000	2.95%, 06/30/2023(1)	18,433
	2,905,000	3.85%, 02/01/2025(1)	2,791,847
	2,700,000	DIRECTV Holdings LLC 5.00%, 03/01/2021	2,923,725
		DISH DBS Corp.
	860,000	5.88%, 11/15/2024	826,138
	1,785,000	7.88%, 09/01/2019	1,979,565
		Gannett Co., Inc.
	4,005,000	5.13%, 10/15/2019	4,125,150
	565,000	5.13%, 07/15/2020	579,125
	1,720,000	Liberty Interactive LLC 8.25%, 02/01/2030	1,806,000
	1,715,000	NBC Universal Media LLC 5.95%, 04/01/2041	2,009,203
	645,000	Numericable-SFR SAS 4.88%, 05/15/2019(1)	638,550
		Sky plc
	1,395,000	2.63%, 09/16/2019(1)	1,385,556
	3,130,000	3.13%, 11/26/2022(1)	3,045,831
		Time Warner Cable, Inc.
	2,110,000	4.50%, 09/15/2042	1,721,131
	225,000	6.75%, 06/15/2039	240,221
	325,000	7.30%, 07/01/2038	366,180
	1,350,000	8.75%, 02/14/2019	1,603,330
		Time Warner Entertainment Co., L.P.
	80,000	8.38%, 03/15/2023	99,450
	8,175,000	8.38%, 07/15/2033	10,034,159
		Time Warner, Inc.
	2,475,000	3.60%, 07/15/2025	2,407,385
	2,725,000	6.10%, 07/15/2040	3,064,658
	1,900,000	6.50%, 11/15/2036	2,231,582
	650,000	Unitymedia Hessen GmbH & Co. 5.50%, 01/15/2023(1)	662,594

			64,883,634

		Mining - 0.3%
	800,000	Arcelormittal 5.13%, 06/01/2020	811,000
	1,380,000	FMG Resources August 2006 Pty Ltd. 6.88%, 04/01/2022(1)	967,725

The accompanying notes are an integral part of these financial statements.

148

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Mining - 0.3% - (continued)
		Freeport-McMoRan, Inc.
$	3,220,000	4.00%, 11/14/2021	$3,161,959
	85,000	5.40%, 11/14/2034	73,325
	575,000	5.45%, 03/15/2043	480,043
		Southern Copper Corp.
	1,175,000	5.25%, 11/08/2042	1,019,712
	2,065,000	5.88%, 04/23/2045	1,964,228

			8,477,992

		Oil & Gas - 2.6%
	2,590,000	Anadarko Petroleum Corp. 6.38%, 09/15/2017	2,842,276
	435,000	Antero Resources Corp. 5.63%, 06/01/2023(1)	420,319
	2,340,000	BP Capital Markets plc 2.52%, 01/15/2020	2,356,408
	2,515,000	Cenovus Energy, Inc. 5.20%, 09/15/2043	2,375,246
	6,110,000	CNPC General Capital 1.45%, 04/16/2016(1)	6,119,165
		ConocoPhillips Co.
	3,520,000	1.50%, 05/15/2018	3,517,441
	3,295,000	3.35%, 11/15/2024	3,260,561
	1,075,000	3.35%, 05/15/2025	1,063,264
	1,465,000	Continental Resources, Inc. 5.00%, 09/15/2022	1,436,624
	3,225,000	Ecopetrol S.A. 5.88%, 05/28/2045	2,846,062
	4,850,000	EnCana Corp. 6.50%, 05/15/2019	5,506,200
	1,695,000	Harvest Operations Corp. 6.88%, 10/01/2017	1,563,637
	1,145,000	Hess Corp. 5.60%, 02/15/2041	1,172,740
	3,550,000	Kerr-McGee Corp. 6.95%, 07/01/2024	4,279,923
	5,225,000	Lukoil International Finance B.V. 3.42%, 04/24/2018(1)	5,010,775
	3,070,000	Marathon Oil Corp. 2.70%, 06/01/2020	3,045,345
		Nexen Energy ULC
	385,000	5.88%, 03/10/2035	425,393
	2,050,000	6.40%, 05/15/2037	2,456,251
	4,105,000	Pemex Project Funding Master Trust 6.63%, 06/15/2035	4,382,087
		Petrobras Global Finance B.V.
GBP	1,735,000	5.38%, 10/01/2029	2,206,193
$	3,230,000	6.75%, 01/27/2041	2,828,608
		Petroleos Mexicanos
	445,000	3.50%, 07/23/2020(1)	449,886
MXN	70,000,000	7.47%, 11/12/2026	4,221,155
		Pioneer Natural Resources Co.
$	660,000	6.65%, 03/15/2017	713,742
	2,090,000	7.50%, 01/15/2020	2,459,073
		QEP Resources, Inc.
	10,000	5.25%, 05/01/2023	9,575
	45,000	5.38%, 10/01/2022	43,457
	55,000	6.80%, 03/01/2020	56,719
	255,000	SM Energy Co. 6.13%, 11/15/2022(1)	262,063

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Oil & Gas - 2.6% - (continued)
		Statoil ASA
$	550,000	3.70%, 03/01/2024	$568,459
	3,400,000	3.95%, 05/15/2043	3,158,964
	250,000	Tesoro Corp. 5.13%, 04/01/2024	251,250
	3,691,000	Valero Energy Corp. 9.38%, 03/15/2019	4,542,462
	190,000	WPX Energy, Inc. 5.25%, 09/15/2024	175,038
	1,365,000	Zhaikmunai LLP 7.13%, 11/13/2019(4)	1,291,631

			77,317,992

		Oil & Gas Services - 0.1%
		Plains Exploration & Production Co.
	1,150,000	6.63%, 05/01/2021	1,208,075
	712,000	6.88%, 02/15/2023	763,620

			1,971,695

		Packaging & Containers - 0.0%
	1,020,000	Graphic Packaging International, Inc. 4.88%, 11/15/2022	1,025,100

		Pharmaceuticals - 2.0%
		AbbVie, Inc.
	5,275,000	1.80%, 05/14/2018	5,259,497
	1,755,000	2.50%, 05/14/2020	1,736,996
	2,855,000	4.50%, 05/14/2035	2,793,055
		Actavis Funding SCS
	11,650,000	2.35%, 03/12/2018	11,711,500
	7,870,000	3.00%, 03/12/2020	7,887,849
	6,630,000	3.80%, 03/15/2025	6,512,795
	230,000	4.75%, 03/15/2045	218,972
	4,570,000	Bayer US Finance LLC 3.00%, 10/08/2021(1)	4,603,251
		Cardinal Health, Inc.
	1,350,000	1.95%, 06/15/2018	1,352,271
	5,900,000	3.50%, 11/15/2024	5,801,924
	3,825,000	EMD Finance LLC 2.95%, 03/19/2022(1)	3,743,857
	6,190,000	Merck & Co., Inc. 0.65%, 02/10/2020(2)	6,157,595
	2,120,000	Perrigo Co. Ltd. 1.30%, 11/08/2016	2,111,026
	395,000	Quintiles Transnational Corp. 4.88%, 05/15/2023(1)	396,975

			60,287,563

		Pipelines - 1.3%
	430,000	Crestwood Midstream Partners L.P. / Crestwood Midstream Finance Corp. 6.25%, 04/01/2023(1)	447,200
		DCP Midstream LLC
	120,000	5.35%, 03/15/2020(1)	123,358
	145,000	9.75%, 03/15/2019(1)	168,261
		DCP Midstream Operating L.P.
	226,000	4.95%, 04/01/2022	222,877
	215,000	5.60%, 04/01/2044	191,758
		Energy Transfer Equity L.P.
	9,305,000	5.95%, 10/01/2043	9,119,049
	3,137,000	7.50%, 10/15/2020	3,536,967

The accompanying notes are an integral part of these financial statements.

149

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Pipelines - 1.3% - (continued)
$	1,600,000	Energy Transfer Partners L.P. 4.15%, 10/01/2020	$1,644,416
	3,510,000	Kinder Morgan Energy Partners L.P. 5.50%, 03/01/2044	3,249,158
		Kinder Morgan, Inc.
	1,240,000	3.05%, 12/01/2019	1,238,627
	3,500,000	5.05%, 02/15/2046	3,034,895
		MarkWest Energy Partners L.P.
	480,000	4.88%, 12/01/2024	469,200
	495,000	4.88%, 06/01/2025	483,863
	2,555,000	Sunoco Logistics Partners Operations L.P. 4.25%, 04/01/2024	2,481,000
		Tesoro Logistics L.P.
	605,000	5.50%, 10/15/2019(1)	627,687
	905,000	6.25%, 10/15/2022(1)	936,675
		Williams Partners L.P.
	7,150,000	3.60%, 03/15/2022	6,942,271
	3,685,000	4.30%, 03/04/2024	3,624,264

			38,541,526

		Real Estate-0.2%
	7,435,000	ProLogis L.P. 3.35%, 02/01/2021	7,594,681

		Real Estate Investment Trusts - 1.4%
		American Tower Corp.
	3,765,000	3.40%, 02/15/2019	3,852,792
	2,135,000	4.50%, 01/15/2018	2,259,227
	4,700,000	Brandywine Operating Partnership L.P. 3.95%, 02/15/2023	4,662,875
		Duke Realty L.P.
	3,100,000	3.63%, 04/15/2023	3,064,372
	1,480,000	3.75%, 12/01/2024	1,470,515
		HCP, Inc.
	3,500,000	4.00%, 06/01/2025	3,426,510
	2,810,000	4.25%, 11/15/2023	2,832,738
	5,400,000	Health Care REIT, Inc. 4.50%, 01/15/2024	5,606,674
	5,075,000	Kimco Realty Corp. 3.13%, 06/01/2023	4,859,186
		Liberty Property L.P.
	2,165,000	3.38%, 06/15/2023	2,091,373
	1,430,000	4.13%, 06/15/2022	1,456,019
	2,766,000	Realty Income Corp. 3.25%, 10/15/2022	2,685,169
	1,395,000	UDR, Inc. 3.70%, 10/01/2020	1,447,029
	1,275,000	Ventas Realty L.P. 3.25%, 08/15/2022	1,231,409

			40,945,888

		Retail - 0.3%
	1,710,989	CVS Health Corp. 8.35%, 07/10/2031(1)	2,270,110
	550,000	Family Tree Escrow LLC 5.75%, 03/01/2023(1)	574,750
	600,000	Group 1 Automotive, Inc. 5.00%, 06/01/2022	597,000
		Home Depot, Inc.
	2,550,000	2.63%, 06/01/2022	2,507,958
	265,000	4.20%, 04/01/2043	254,759
	2,750,000	4.25%, 04/01/2046	2,670,335

			8,874,912

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Savings & Loans - 0.3%
		Nationwide Building Society
$	1,025,000	2.35%, 01/21/2020(1)	$1,021,412
GBP	4,535,000	6.88%, 06/20/2019(2)(4)(5)	7,036,548

			8,057,960

		Semiconductors - 0.3%
		NXP B.V. / NXP Funding LLC
$	420,000	4.13%, 06/15/2020(1)	423,150
	500,000	4.63%, 06/15/2022(1)	493,125
	4,700,000	QUALCOMM, Inc. 3.45%, 05/20/2025	4,580,066
	525,000	Sensata Technologies B.V. 5.00%, 10/01/2025(1)	511,219
	3,761,000	TSMC Global Ltd. 1.63%, 04/03/2018(1)	3,717,970

			9,725,530

		Software - 0.5%
	3,915,000	Activision Blizzard, Inc. 5.63%, 09/15/2021(1)	4,100,962
	1,850,000	Audatex North America, Inc. 6.00%, 06/15/2021(1)	1,900,875
	162,000	First Data Corp. 6.75%, 11/01/2020(1)	171,215
	340,000	MSCI, Inc. 5.25%, 11/15/2024(1)	344,250
	350,000	Open Text Corp. 5.63%, 01/15/2023(1)	346,500
	8,200,000	Oracle Corp. 2.50%, 05/15/2022	7,962,266

			14,826,068

		Telecommunications - 1.9%
	345,000	Altice Financing S.A. 6.63%, 02/15/2023(1)	342,516
MXN	47,000,000	America Movil S.A.B. de C.V. 7.13%, 12/09/2024	2,899,990
		AT&T, Inc.
$	2,000,000	3.00%, 06/30/2022	1,931,128
	1,245,000	4.50%, 05/15/2035	1,144,512
	3,095,000	4.75%, 05/15/2046	2,816,370
	205,000	5.80%, 02/15/2019	229,200
	1,545,000	Bharti Airtel Ltd. 4.38%, 06/10/2025(1)	1,522,157
	610,000	CommScope, Inc. 4.38%, 06/15/2020(1)	616,100
	3,005,000	Digicel Group Ltd. 7.13%, 04/01/2022(4)	2,853,849
	7,400,000	GTP Acquisition Partners I LLC 3.48%, 06/16/2025(1)	7,295,290
	890,000	Inmarsat Finance plc 4.88%, 05/15/2022(1)	858,850
		Sprint Communications, Inc.
	2,370,000	7.00%, 03/01/2020(1)	2,577,849
	1,766,000	9.00%, 11/15/2018(1)	1,994,273
		T-Mobile USA, Inc.
	1,995,000	6.46%, 04/28/2019	2,054,850
	860,000	6.63%, 04/28/2021	892,250
		Verizon Communications, Inc.
	1,631,000	2.63%, 02/21/2020	1,627,334
	6,623,000	4.27%, 01/15/2036(1)	5,974,403
	3,185,000	4.40%, 11/01/2034	2,948,542

The accompanying notes are an integral part of these financial statements.

150

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 32.6% - (continued)
		Telecommunications - 1.9% - (continued)
$	6,501,000	4.52%, 09/15/2048(1)	$5,711,239
	8,814,000	4.67%, 03/15/2055(1)	7,667,775
	1,723,000	5.01%, 08/21/2054	1,581,002
	1,240,000	Wind Acquisition Finance S.A. 4.75%, 07/15/2020(1)	1,221,400

			56,760,879

		Transportation - 0.6%
	1,180,000	Canadian Pacific Railway Co. 9.45%, 08/01/2021	1,581,034
	6,525,000	Kansas City Southern de Mexico S.A. de C.V. 3.00%, 05/15/2023	6,266,949
		Penske Truck Leasing Co.
	970,000	2.50%, 06/15/2019(1)	960,745
	6,150,000	2.88%, 07/17/2018(1)	6,264,519
	1,490,000	4.88%, 07/11/2022(1)	1,574,507
	1,860,000	Ryder System, Inc. 2.55%, 06/01/2019	1,863,250

			18,511,004

		Total Corporate Bonds (cost $998,269,498)	$984,847,637

FOREIGN GOVERNMENT OBLIGATIONS - 4.3%
		Argentina - 0.0%
$	1,365,045	Provinca de Buenos Aires 9.95%, 06/09/2021	$1,334,331

		Brazil - 0.9%
BRL	7,544,000	Brazil Letras do Tesouro Nacional 13.22%, 01/01/2016	2,266,226
	49,334,338	Brazil Notas do Tesouro Nacional Series B 6.00%, 08/15/2016(7)	15,663,561
		Brazilian Government International Bond
$	5,525,000	4.88%, 01/22/2021	5,773,625
	4,875,000	5.63%, 01/07/2041	4,655,625

			28,359,037

		Chile - 0.0%
CLP	337,269,960	Bonos de la Tesoreria de la Republica 3.00%, 01/01/2040(7)	625,501

		Colombia - 0.2%
		Colombian TES
COP	7,372,719,120	3.00%, 03/25/2033(7)	2,429,955
	5,379,304,898	3.50%, 03/10/2021(7)	2,045,770

			4,475,725

		Costa Rica - 0.1%
CRC	860,100,000	Costa Rica Government International Bond 9.20%, 03/27/2019(1)	1,645,398

		Dominican Republic - 0.1%
$	2,990,000	Dominican Republic International Bond 5.50%, 01/27/2025(1)	2,997,475

		Indonesia - 0.3%
		Indonesia Treasury Bond
IDR$	40,928,000,000	7.88%, 04/15/2019	3,042,962
	68,786,000,000	8.38%, 03/15/2024	5,161,388

			8,204,350

Shares or Principal Amount			Market Value†
FOREIGN GOVERNMENT OBLIGATIONS - 4.3% - (continued)
		Mexico - 1.1%
		Bonos de Desarrollo del Gobierno Federal
MXN	184,118,900	3.00%, 05/28/2020(2)	$11,618,204
	107,230,000	3.04%, 12/29/2016(2)	6,812,439
	64,660,509	Mexican Udibonos 4.00%, 11/15/2040(7)	4,421,647
		Mexico Government International Bond
EUR	1,845,000	3.00%, 03/06/2045	1,787,650
$	3,100,000	4.60%, 01/23/2046	2,867,500
	1,684,000	4.75%, 03/08/2044	1,599,800
GBP	1,835,000	5.63%, 03/19/2114	2,765,031

			31,872,271

		Montenegro - 0.1%
EUR	3,635,000	Montenegro Government International Bond 3.88%, 03/18/2020(1)	3,738,711

		Nigeria - 0.1%
NGN	459,230,000	Nigeria Government Bond 12.15%, 07/18/2034	1,905,903

		Poland - 0.1%
PLN	17,495,000	Poland Government Bond 0.01%, 07/25/2017	4,469,577

		Romania - 0.1%
RON	7,390,000	Romania Government Bond 5.85%, 04/26/2023	2,059,258

		Russia - 0.1%
RUB	144,670,000	Russian Federal Bond - OFZ 7.50%, 02/27/2019	2,358,080

		South Africa - 0.5%
		South Africa Government Bond
ZAR	66,230,000	7.75%, 02/28/2023	5,321,917
	40,050,000	8.00%, 01/31/2030	3,106,140
	90,420,000	8.50%, 01/31/2037	7,131,742

			15,559,799

		Turkey - 0.3%
		Turkey Government Bond
TRY	11,987,207	2.50%, 05/04/2016(7)	4,434,654
	7,451,000	9.00%, 01/27/2016	2,766,219
$	3,235,000	Turkey Government International Bond 4.88%, 04/16/2043	2,943,721

			10,144,594

		Uruguay - 0.3%
		Uruguay Government International Bond
UYU	94,378,051	3.70%, 06/26/2037(7)	2,946,046
	153,394,281	4.25%, 04/05/2027(7)	5,411,582
	33,963,243	4.38%, 12/15/2028(7)	1,206,969

			9,564,597

		Total Foreign Government Obligations (cost $137,289,222)	$129,314,607

MUNICIPAL BONDS - 1.1%
		Development - 0.0%
		State of California
$	790,000	7.60%, 11/01/2040	$1,154,332
	175,000	7.63%, 03/01/2040	256,310

			1,410,642

The accompanying notes are an integral part of these financial statements.

151

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
MUNICIPAL BONDS - 1.1% - (continued)
		General - 0.4%
$	4,500,000	Chicago Transit Auth. 6.90%, 12/01/2040	$5,183,444
	275,000	Industry, CA, Urban Development Agency 6.10%, 05/01/2024	278,163
		Puerto Rico Commonwealth Gov’t Employees Retirement System
	3,325,000	6.15%, 07/01/2038	1,305,295
	1,575,000	6.20%, 07/01/2039	618,282
	7,965,000	6.30%, 07/01/2043	3,126,581
	1,995,000	6.55%, 07/01/2058	783,057

			11,294,822

		General Obligation - 0.4%
	6,650,000	California State GO, Taxable 7.55%, 04/01/2039	9,613,040
	2,300,000	Illinois State, GO 5.10%, 06/01/2033	2,143,485

			11,756,525

		Higher Education - 0.2%
	5,580,000	University of California 4.60%, 05/15/2031	5,906,542

		Utility - Electric - 0.1%
	1,485,000	Municipal Elec Auth Georgia 6.64%, 04/01/2057	1,799,360

		Total Municipal Bonds (cost $34,136,761)	$32,167,891

SENIOR FLOATING RATE INTERESTS - 5.8%(8)
		Aerospace/Defense - 0.1%
$	1,865,625	BE Aerospace, Inc. 4.00%, 12/16/2021	$1,873,199
	791,775	DigitalGlobe, Inc. 3.75%, 01/31/2020	791,031
	997,620	Transdigm, Inc. 3.50%, 05/14/2022	983,484

			3,647,714

		Agriculture - 0.0%
	875,351	Pinnacle Operating Corp. 4.75%, 11/15/2018	874,809

		Airlines - 0.0%
	945,750	Delta Air Lines, Inc. 3.25%, 10/18/2018	942,799

		Auto Manufacturers - 0.1%
		Chrysler Group LLC
	1,523,213	3.25%, 12/31/2018	1,517,927
	2,648,431	3.50%, 05/24/2017	2,641,519

			4,159,446

		Auto Parts & Equipment - 0.1%
	535,867	Affinia Group Intermediate Holdings, Inc. 4.75%, 04/27/2020	535,867
	772,200	CS Intermediate Holdco 2 LLC 4.00%, 04/04/2021	770,076
	558,297	MPG Holdco I Inc. 3.75%, 10/20/2021	556,461
	1,636,038	Tower Automotive Holdings USA LLC 4.00%, 04/23/2020	1,631,948

			3,494,352

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(8) - (continued)
		Chemicals - 0.2%
$	470,873	AIlnex (Luxembourg) & Cy SCA 4.50%, 10/03/2019	$470,873
	244,314	AIlnex USA, Inc. 4.50%, 10/03/2019	244,314
		Ineos U.S. Finance LLC
	3,453,316	3.75%, 05/04/2018	3,439,986
	234,412	4.25%, 03/31/2022	234,295
	704,846	Minerals Technologies, Inc. 4.00%, 05/09/2021	704,261
	636,988	Nexeo Solutions LLC 5.00%, 09/08/2017	626,834
		Univar Inc.
	400,000	0.00%, 07/01/2022(9)	399,376
	369,211	5.01%, 06/30/2017	368,724

			6,488,663

		Coal - 0.1%
	540,000	American Energy - Marcellus LLC 5.25%, 08/04/2020	416,815
	3,757,878	Arch Coal, Inc. 6.25%, 05/16/2018	2,557,725

			2,974,540

		Commercial Services - 0.2%
	980,075	Acosta Holdco, Inc. 4.25%, 09/26/2021	976,096
	836,550	Interactive Data Corp. 4.75%, 05/02/2021	838,641
	994,232	Moneygram International, Inc. 4.25%, 03/27/2020	943,695
	717,576	ON Assignment, Inc. 3.75%, 05/19/2022	717,396
	1,269,278	ServiceMaster Co. 4.25%, 07/01/2021	1,268,288
	2,547,570	Weight Watchers International, Inc. 4.00%, 04/02/2020	1,220,872

			5,964,988

		Distribution/Wholesale - 0.0%
	923,550	ABC Supply Co., Inc. 3.50%, 04/16/2020	918,701

		Diversified Financial Services - 0.1%
	765,000	Delos Finance S.a.r.l. 3.50%, 03/06/2021	762,514
	1,125,366	Walter Investment Management Corp. 4.75%, 12/19/2020	1,062,773

			1,825,287

		Electric - 0.2%
	1,373,997	Calpine Corp. 3.25%, 01/31/2022	1,352,356
	625,000	Chief Exploration & Development LLC 7.50%, 05/12/2021	586,250
	600,000	Energy Future Intermediate Holding Co. LLC 4.25%, 06/19/2016	599,748
	2,139,067	Seadrill Partners Finco LLC 4.00%, 02/21/2021	1,610,996
	2,050,969	Star West Generation LLC 4.25%, 03/13/2020	2,048,405
	800,000	Texas Competitive Electric Holdings Co. LLC 4.67%, 10/10/2017	458,640

			6,656,395

The accompanying notes are an integral part of these financial statements.

152

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(8) - (continued)
		Electronics - 0.1%
$	2,824,993	CDW LLC 3.25%, 04/29/2020	$2,799,229

		Entertainment - 0.0%
	582,075	Scientific Games Corp. 6.00%, 10/01/2021	581,423

		Food - 0.2%
	802,988	Albertson’s Holdings LLC 5.50%, 08/25/2021	806,071
	1,004,775	Aramark Services, Inc. 3.25%, 02/24/2021	999,570
	2,355,912	H.J. Heinz Co. 3.25%, 06/05/2020	2,354,734
	250,938	Hostess Brands, Inc. 6.75%, 04/09/2020	254,074
	623,547	Roundy’s Supermarkets, Inc. 5.75%, 03/03/2021	601,723
	1,129,915	U.S. Foods, Inc. 4.50%, 03/31/2019	1,130,852

			6,147,024

		Food Service - 0.0%
	594,000	Hearthside Food Solutions 4.50%, 06/02/2021	594,493

		Forest Products & Paper - 0.0%
	838,855	Wilsonart LLC 4.00%, 10/31/2019	829,418

		Healthcare-Products - 0.1%
	1,505,938	Mallinckrodt International Finance S.A. 3.25%, 03/19/2021	1,497,986
	435,000	Sterigenics-Nordion Holdings LLC 4.25%, 05/15/2022	433,913

			1,931,899

		Healthcare-Services - 0.4%
	1,182,376	American Renal Holdings, Inc. 4.50%, 09/22/2019	1,180,898
	202,950	Catalent Pharma Solutions, Inc. 4.25%, 05/20/2021	202,950
	1,155,000	Chemours Co. (The) 3.75%, 05/22/2022	1,149,225
		Community Health Systems, Inc.
	1,695,750	3.53%, 12/31/2018	1,694,275
	493,755	3.75%, 12/31/2019	493,612
	908,495	4.00%, 01/27/2021	909,422
	1,826,550	DaVita HealthCare Partners, Inc. 3.50%, 06/24/2021	1,824,961
	2,146,763	HCA, Inc. 3.03%, 05/01/2018	2,145,303
	372,188	Healogics, Inc. 5.25%, 07/01/2021	371,026
	1,013,769	IMS Health, Inc. 3.50%, 03/17/2021	1,007,433
	430,223	Opal Acquisition, Inc. 5.00%, 11/27/2020	422,966
	1,593,900	Ortho-Clinical Diagnostics, Inc. 4.75%, 06/30/2021	1,560,890
	517,400	Surgery Center Holdings, Inc. 5.25%, 11/03/2020	516,753

			13,479,714

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(8) - (continued)
		Home Furnishings - 0.0%
$	795,000	Tempur-Pedic International, Inc. 3.50%, 03/18/2020	$794,404

		Insurance - 0.5%
		Asurion LLC
	1,209,159	5.00%, 05/24/2019	1,211,179
	1,615,000	8.50%, 03/03/2021	1,638,724
	798,700	CGSC of Delaware Holdings Corp. 5.00%, 04/16/2020	734,804
	4,627,538	Evertec Group LLC 3.50%, 04/17/2020	4,546,556
	415,256	National Financial Partners Corp. 4.50%, 07/01/2020	414,089
		Sedgwick Claims Management Services, Inc.
	3,709,288	3.75%, 03/01/2021	3,647,009
	1,250,000	6.75%, 02/28/2022	1,224,612
	1,080,043	USI, Inc. 4.25%, 12/27/2019	1,077,796

			14,494,769

		Internet - 0.1%
	735,189	Lands’ End, Inc. 4.25%, 04/04/2021	702,105
	1,811,136	Zayo Group LLC / Zayo Capital, Inc. 3.75%, 05/06/2021	1,794,274

			2,496,379

		Leisure Time - 0.2%
	1,103,923	Aristocrat Leisure Ltd. 4.75%, 10/20/2021	1,107,467
		Delta 2 (LUX) S.a.r.l.
	2,675,000	4.75%, 07/30/2021	2,657,318
	1,390,000	7.75%, 07/31/2022	1,386,525

			5,151,310

		Lodging - 0.3%
	3,460,431	Caesars Entertainment Operating Co. 11.00%, 03/01/2017	3,095,286
	787,050	Caesars Growth Properties Holdings LLC 6.25%, 05/08/2021	665,711
	1,101,322	Hilton Worldwide Finance LLC 3.50%, 10/26/2020	1,101,498
	1,192,635	La Quinta Intermediate Holdings LLC 4.00%, 04/14/2021	1,190,404
	1,350,375	MGM Resorts International 3.50%, 12/20/2019	1,339,910
	366,252	Station Casinos LLC 4.25%, 03/02/2020	365,794

			7,758,603

		Machinery-Construction & Mining - 0.1%
	1,430,550	American Rock Salt Holdings LLC 4.75%, 05/20/2021	1,425,443
	608,122	Neff Rental LLC 7.25%, 06/09/2021	601,663

			2,027,106

		Machinery-Diversified - 0.1%
	1,885,750	Gates Global, Inc. 4.25%, 07/05/2021	1,855,107

		Media - 0.3%
	943,619	Advantage Sales & Marketing, Inc. 4.25%, 07/23/2021	938,373

The accompanying notes are an integral part of these financial statements.

153

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(8) - (continued)
		Media - 0.3% - (continued)
$	1,788,023	AVSC Holding Corp. 4.50%, 01/24/2021	$1,782,659
		Charter Communications Operating LLC
	3,013,500	3.00%, 07/01/2020	2,977,097
	1,082,900	3.00%, 01/03/2021	1,068,595
	441,905	Media General, Inc. 4.00%, 07/31/2020	441,490
		Numericable U.S. LLC
	479,988	4.50%, 05/21/2020	481,015
	554,812	4.50%, 05/21/2020	555,999
	1,825,695	Tribune Media Co. 3.75%, 12/27/2020	1,825,129

			10,070,357

		Metal Fabricate/Hardware - 0.1%
	1,989,563	Rexnord LLC 4.00%, 08/21/2020	1,982,102

		Mining - 0.2%
	124,685	American Rock Salt Holdings LLC 4.75%, 05/20/2021	124,062
	464,125	Ardagh Holdings USA, Inc. 4.00%, 12/17/2019	462,528
	2,577,589	FMG Resources August 2006 Pty Ltd. 3.75%, 06/30/2019	2,283,512
	3,668,016	Novelis, Inc. 4.00%, 06/02/2022	3,647,952

			6,518,054

		Miscellaneous Manufacturing - 0.0%
	216,390	Husky Injection Molding Systems Ltd. 4.25%, 06/30/2021	215,083

		Oil & Gas - 0.1%
	535,950	Drillships Ocean Ventures, Inc. 5.50%, 07/25/2021	454,888
	1,521,780	Fieldwood Energy LLC 3.88%, 09/28/2018	1,447,121
	600,000	Templar Energy LLC 8.50%, 11/25/2020	440,400

			2,342,409

		Packaging & Containers - 0.3%
	3,299,063	Berry Plastics Holding Corp. 3.50%, 02/08/2020	3,281,445
	1,234,101	BWAY Holding Co., Inc. 5.50%, 08/14/2020	1,234,101
	518,768	CD&R Millenium Holding Co. 4.50%, 07/31/2021	517,150
	1,846,731	Reynolds Group Holdings, Inc. 4.50%, 12/01/2018	1,851,735
	816,500	Signode Industrial Group U.S., Inc. 3.75%, 05/01/2021	806,294

			7,690,725

		Pharmaceuticals - 0.1%
	1,400,000	Endo Luxembourg Finance Company I S.a r.l. 0.00%, 06/11/2022(9)	1,402,632
	1,431,413	Valeant Pharmaceuticals International 4.00%, 04/01/2022	1,429,022

			2,831,654

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(8) - (continued)
		Pipelines - 0.1%
$	738,882	Energy Transfer Equity L.P. 4.00%, 12/02/2019	$738,144
	1,404,375	EP Energy LLC 4.50%, 04/30/2019	1,399,993
	811,325	Philadelphia Energy Solutions LLC 6.25%, 04/04/2018	805,240

			2,943,377

		Real Estate - 0.0%
		DTZ U.S. Borrower LLC
	761,656	5.50%, 11/04/2021	764,040
	415,000	9.25%, 11/04/2022	415,000

			1,179,040

		Retail - 0.2%
	513,713	Bass Pro Group LLC 4.00%, 06/05/2020	513,163
	676,709	Dollar Tree, Inc. 3.50%, 07/06/2022	676,147
	1,146,338	Michaels Stores, Inc. 4.00%, 01/28/2020	1,146,578
	1,563,645	Neiman Marcus Group, Inc. 4.25%, 10/25/2020	1,552,902
	1,825,000	PetSmart, Inc. 4.25%, 03/11/2022	1,819,981
	607,182	Restaurant Bands 3.75%, 12/10/2021	606,339
	250,000	Rite Aid Corp. 5.75%, 08/21/2020	252,345
	570,000	Staples, Inc. 0.00%, 04/07/2021(9)	568,695

			7,136,150

		Semiconductors - 0.2%
	1,291,525	Avago Technologies Cayman Ltd. 3.75%, 05/06/2021	1,292,675
		Freescale Semiconductor, Inc.
	1,021,708	4.25%, 02/28/2020	1,021,994
	1,378,947	5.00%, 01/15/2021	1,382,684
	972,563	Lattice Semiconductor Corp. 5.25%, 03/10/2021	973,778
	1,050,620	NXP B.V. 3.25%, 01/11/2020	1,046,029

			5,717,160

		Software - 0.6%
	360,000	Epicor Software Corp. 4.75%, 05/08/2022	358,715
		First Data Corp.
	5,740,000	3.69%, 03/24/2018	5,716,409
	845,000	4.19%, 03/24/2021	845,879
	839,180	Hyland Software, Inc. 4.75%, 02/19/2021	839,600
	2,236,929	Infor U.S., Inc. 3.75%, 06/03/2020	2,204,314
		Kronos, Inc.
	2,701,422	4.50%, 10/30/2019	2,698,721
	593,762	9.75%, 04/30/2020	611,575
		SS&C Technologies Holdings, Inc.
	1,150,000	0.00%, 07/08/2022(9)	1,149,287
	260,000	0.00%, 07/08/2022(9)	259,839

The accompanying notes are an integral part of these financial statements.

154

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
SENIOR FLOATING RATE INTERESTS - 5.8%(8) - (continued)
		Software - 0.6% - (continued)
$	293,525	TransFirst, Inc. 4.75%, 11/12/2021	$292,791
	1,675,504	Verint Systems, Inc. 3.50%, 09/06/2019	1,671,734

			16,648,864

		Telecommunications - 0.4%
	575,000	Altice Financing S.A. 5.25%, 02/04/2022	575,960
	305,000	CommScope, Inc. 0.00%, 12/29/2022(9)	304,366
	2,020,000	Level 3 Financing, Inc. 3.50%, 05/31/2022	2,004,426
	2,336,400	SBA Senior Finance II LLC 3.25%, 03/24/2021	2,311,985
	1,008,302	Syniverse Holdings, Inc. 4.00%, 04/23/2019	948,228
	205,000	TransFirst Holding, Inc. 9.00%, 11/12/2022	205,307
	1,952,632	Virgin Media Investment Holdings Ltd. 3.50%, 06/30/2023	1,931,484
		Ziggo Financing Partnership
	970,691	3.50%, 01/15/2022	958,072
	625,532	3.50%, 01/15/2022	617,400
	1,028,777	3.50%, 01/15/2022	1,015,403

			10,872,631

		Trucking & Leasing - 0.0%
	1,167,000	Consolidated Container Co. 5.00%, 07/03/2019	1,139,774

		Total Senior Floating Rate Interests (cost $180,774,226)	$176,175,952

U.S. GOVERNMENT AGENCIES - 46.1%
		FHLMC - 8.9%
$	67,017,962	0.50%, 10/25/2020(2)(3)	$780,022
	31,381,398	2.13%, 08/25/2018(2)(3)	1,641,843
	5,177,857	3.00%, 08/01/2029	5,381,464
	17,600,000	3.00%, 07/01/2030(10)	18,220,400
	30,200,000	3.00%, 07/01/2045(10)	30,019,507
	9,200,000	3.50%, 07/01/2030(10)	9,694,000
	10,109,659	3.50%, 08/01/2034	10,561,361
	59,300,000	3.50%, 07/01/2045(10)	61,004,875
	11,230,537	4.00%, 08/01/2025	11,975,724
	8,064,808	4.00%, 05/01/2042	8,551,537
	2,202,725	4.00%, 08/01/2042	2,339,200
	3,480,639	4.00%, 09/01/2042	3,696,294
	1,051,574	4.00%, 07/01/2044	1,113,917
	497,290	4.00%, 06/01/2045	527,918
	35,600,000	4.00%, 07/01/2045(10)	37,647,694
	1,549,221	4.50%, 03/15/2041	1,762,665
	22,800,000	4.50%, 07/01/2045(10)	24,620,794
	3,769	5.50%, 10/01/2018	3,948
	119,103	5.50%, 03/01/2028	133,291
	235,875	5.50%, 04/01/2033	265,462
	2,121,993	5.50%, 05/01/2034	2,390,629
	4,078	5.50%, 11/01/2035	4,569
	60,093	5.50%, 05/01/2037	67,233
	139,042	5.50%, 11/01/2037	155,668
	242,339	5.50%, 02/01/2038	271,131

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		FHLMC - 8.9% - (continued)
$	102,350	5.50%, 04/01/2038	$114,511
	124,568	5.50%, 06/01/2038	139,399
	14,144,530	5.50%, 08/01/2038	15,826,089
	1,343,241	5.50%, 09/01/2038	1,502,831
	27,059	5.50%, 12/01/2039	30,274
	357,943	5.50%, 02/01/2040	400,586
	1,117,756	5.50%, 05/01/2040	1,250,568
	1,171,797	5.50%, 08/01/2040	1,311,017
	4,237,668	5.50%, 06/01/2041	4,741,142
	142	6.00%, 04/01/2017	146
	152	6.00%, 05/01/2017	156
	264	6.00%, 07/01/2017	270
	1,845	6.00%, 07/01/2029	2,087
	533,906	6.00%, 10/01/2032	611,646
	616,867	6.00%, 11/01/2032	706,388
	645,764	6.00%, 12/01/2032	739,316
	38,929	6.00%, 11/01/2033	44,544
	66,336	6.00%, 01/01/2034	75,990
	41,575	6.00%, 02/01/2034	47,430
	522,747	6.00%, 08/01/2034	597,970
	582,961	6.00%, 09/01/2034	666,118
	7,141	6.00%, 09/01/2034	8,173
	454,635	6.00%, 01/01/2035	518,651
	4,897,515	6.00%, 11/01/2037	5,537,078
	1,100,000	6.00%, 07/01/2045(10)	1,246,050
	288	6.50%, 07/01/2031	330
	383	6.50%, 08/01/2032	439
	367,979	6.50%, 12/01/2037	421,433
	332	7.50%, 09/01/2029	359
	3,440	7.50%, 11/01/2031	3,989

			269,376,126

		FNMA - 29.6%
	7,422,638	2.14%, 11/01/2022	7,298,883
	10,301,019	2.15%, 10/01/2022	10,148,956
	4,971,195	2.20%, 12/01/2022	4,905,437
	2,899,319	2.28%, 11/01/2022	2,870,238
	2,463,174	2.34%, 11/01/2022	2,446,787
	2,278,961	2.40%, 10/01/2022	2,275,553
	1,010,822	2.42%, 10/01/2022	1,011,178
	1,935,240	2.42%, 11/01/2022	1,935,060
	135,000	2.44%, 01/01/2023	133,903
	113,943	2.45%, 08/01/2022	114,288
	1,991,474	2.47%, 11/01/2022	1,996,782
	7,225,000	2.50%, 07/01/2030(10)	7,312,523
	319,217	2.50%, 01/01/2043	306,607
	1,210,790	2.50%, 02/01/2043	1,162,961
	5,453,840	2.50%, 02/01/2043	5,238,763
	2,801,839	2.50%, 03/01/2043	2,691,512
	5,441,803	2.50%, 05/01/2043	5,227,154
	3,314,892	2.50%, 06/01/2043	3,183,669
	2,400,000	2.50%, 07/01/2045(10)	2,302,439
	1,891,671	2.64%, 03/01/2027	1,819,127
	129,299	2.66%, 09/01/2022	131,086
	1,150,000	2.76%, 05/01/2021	1,180,398
	179,108	2.78%, 04/01/2022	183,377
	4,115,000	2.78%, 02/01/2027	4,002,261
	3,674,000	2.78%, 03/01/2027	3,555,290
	4,705,000	2.85%, 02/01/2027	4,594,215
	5,320,000	2.97%, 06/01/2027	5,237,000
	7,071,000	2.97%, 06/01/2030	6,725,578

The accompanying notes are an integral part of these financial statements.

155

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		FNMA - 29.6% - (continued)
$	178,969	2.98%, 01/01/2022	$184,893
	600,000	3.00%, 07/01/2030(10)	621,605
	105,000,000	3.00%, 07/01/2045(10)	104,608,297
	2,333,000	3.13%, 02/01/2027	2,330,719
	540,000	3.16%, 12/01/2026	542,052
	138,298	3.20%, 04/01/2022	144,494
	1,055,000	3.21%, 05/01/2023	1,096,035
	505,200	3.24%, 12/01/2026	511,710
	1,465,965	3.26%, 05/01/2024	1,518,805
	575,000	3.34%, 04/01/2024	599,122
	218,634	3.45%, 01/01/2024	229,398
	230,457	3.47%, 01/01/2024	242,128
	471,975,000	3.50%, 07/01/2045(10)	486,392,373
	575,933	3.67%, 08/01/2023	614,466
	155,000	3.70%, 10/01/2023	165,203
	2,068,807	3.74%, 06/01/2026	2,187,531
	210,000	3.76%, 03/01/2024	224,707
	315,000	3.86%, 12/01/2025	336,182
	165,000	3.86%, 11/01/2023	177,809
	546,897	3.87%, 10/01/2025	584,515
	697,690	3.89%, 05/01/2030	740,971
	730,286	3.93%, 10/01/2023	798,539
	305,578	3.96%, 05/01/2034	328,159
	195,000	3.97%, 05/01/2029	208,592
	5,529,266	4.00%, 06/01/2025	5,909,303
	1,550,455	4.00%, 10/01/2025	1,656,797
	1,241,836	4.00%, 08/01/2042	1,321,033
	1,632,652	4.00%, 04/01/2045	1,734,100
	2,010,488	4.00%, 05/01/2045	2,135,723
	1,504,249	4.00%, 06/01/2045	1,598,183
	25,189,000	4.00%, 07/01/2045(10)	26,687,252
	1,563,946	4.02%, 11/01/2028	1,680,536
	1,309,805	4.02%, 11/01/2028	1,407,449
	458,991	4.06%, 10/01/2028	501,628
	1,813,407	4.50%, 04/01/2025	1,946,120
	2,429,783	4.50%, 08/01/2040	2,656,719
	4,001,553	4.50%, 08/01/2040	4,354,480
	2,352,657	4.50%, 08/01/2040	2,560,067
	65,600,000	4.50%, 07/01/2045(10)	70,919,753
	6,123	5.00%, 02/01/2018	6,409
	127,604	5.00%, 04/01/2018	133,578
	686,997	5.00%, 05/01/2018	719,158
	142,412	5.00%, 05/01/2018	149,079
	319,737	5.00%, 06/01/2018	334,705
	145,036	5.00%, 06/01/2018	151,826
	133,371	5.00%, 06/01/2018	139,614
	150,002	5.00%, 06/01/2018	157,024
	214,735	5.00%, 06/01/2018	224,788
	22,546	5.00%, 07/01/2018	23,601
	280,747	5.00%, 09/01/2018	293,890
	638,630	5.00%, 01/01/2020	675,690
	1,889,013	5.00%, 06/01/2022	2,048,649
	672,934	5.00%, 06/01/2025	737,392
	1,754,338	5.00%, 04/25/2038	1,904,683
	22,500,000	5.00%, 07/01/2045(10)	24,855,469
	12,741	5.50%, 01/01/2017	13,059
	22,992	5.50%, 02/01/2018	23,797
	134,858	5.50%, 02/01/2018	139,614
	3,850	5.50%, 06/01/2018	4,034
	24,885	5.50%, 11/01/2018	25,871
	100,616	5.50%, 08/01/2019	107,236

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		FNMA - 29.6% - (continued)
$	173,672	5.50%, 09/01/2019	$183,377
	34,350	5.50%, 09/01/2019	36,345
	21,305	5.50%, 10/01/2019	22,499
	32,266	5.50%, 10/01/2019	34,135
	25,926	5.50%, 01/01/2020	27,375
	8,945	5.50%, 03/01/2020	9,482
	6,906	5.50%, 03/01/2020	7,270
	1,041,819	5.50%, 05/01/2020	1,118,984
	431,845	5.50%, 06/01/2022	473,931
	539,472	5.50%, 06/01/2033	608,300
	468,815	5.50%, 08/01/2033	528,797
	2,539,499	5.50%, 09/01/2033	2,860,697
	2,467,365	5.50%, 12/01/2033	2,815,185
	2,113,650	5.50%, 01/01/2034	2,381,234
	9,098,513	5.50%, 11/01/2035	10,251,708
	2,960,898	5.50%, 04/01/2036	3,320,629
	2,186,614	5.50%, 09/01/2036	2,462,600
	251,518	5.50%, 01/01/2037	281,989
	5,892,867	5.50%, 06/25/2042(3)	1,021,454
	18,677	6.00%, 04/01/2016	18,847
	7,454	6.00%, 06/01/2016	7,469
	808	6.00%, 06/01/2016	813
	3,645	6.00%, 06/01/2016	3,693
	5,510	6.00%, 06/01/2016	5,591
	32	6.00%, 06/01/2016	32
	5,448	6.00%, 06/01/2016	5,522
	24,708	6.00%, 07/01/2016	25,041
	406	6.00%, 10/01/2016	414
	6,017	6.00%, 03/01/2022	6,699
	644,077	6.00%, 12/01/2032	740,136
	201,262	6.00%, 12/01/2032	228,292
	1,046,638	6.00%, 01/01/2033	1,197,454
	171,915	6.00%, 02/01/2033	196,194
	676,555	6.00%, 03/01/2033	774,348
	536,913	6.00%, 03/01/2033	611,844
	2,751,091	6.00%, 02/01/2037	3,130,299
	51	6.50%, 07/01/2016	52
	777	6.50%, 05/01/2017	799
	2,112	6.50%, 05/01/2031	2,425
	474	6.50%, 09/01/2031	545
	1,191	6.50%, 09/01/2031	1,395
	3,224	6.50%, 07/01/2032	3,727
	32	7.00%, 02/01/2016	33
	2,829	7.00%, 07/01/2029	3,352
	106	7.00%, 12/01/2030	110
	993	7.00%, 02/01/2032	1,101
	468	7.00%, 03/01/2032	566
	2,300	7.00%, 09/01/2032	2,496
	138,165	7.00%, 10/01/2037	145,204
	1	7.50%, 11/01/2015	1
	5,300	7.50%, 10/01/2022	6,022
	2,813	7.50%, 06/01/2027	3,401
	3,367	7.50%, 10/01/2029	3,560
	28,617	7.50%, 03/01/2030	33,377
	15,159	7.50%, 04/01/2030	17,418
	1,838	7.50%, 06/01/2030	2,038
	3,565	7.50%, 07/01/2030	3,943
	832	7.50%, 08/01/2030	985
	6,596	7.50%, 10/01/2030	6,743
	8,854	7.50%, 01/01/2031	9,132
	5,093	7.50%, 02/01/2031	5,319

The accompanying notes are an integral part of these financial statements.

156

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		FNMA - 29.6% - (continued)
$	40,000	7.50%, 05/01/2031	$49,449
	24,204	7.50%, 06/01/2031	27,819
	3,104	7.50%, 08/01/2031	3,654
	262	7.50%, 09/01/2031	262
	16,104	7.50%, 09/01/2031	18,523
	33,134	7.50%, 09/01/2031	34,443
	458	7.50%, 05/01/2032	548
	435	8.00%, 04/01/2032	439

			891,105,199

		GNMA - 7.6%
	21,500,000	3.00%, 07/01/2045(10)	21,701,563
	1,600,000	3.00%, 07/01/2045(10)	1,615,125
	648,142	3.50%, 11/15/2042	677,470
	21,432	3.50%, 12/15/2042	22,299
	508,262	3.50%, 02/15/2043	528,748
	20,269	3.50%, 03/15/2043	21,088
	2,637,573	3.50%, 04/15/2043	2,739,931
	70,239	3.50%, 04/15/2043	73,119
	723,804	3.50%, 05/15/2043	751,893
	3,931,593	3.50%, 05/15/2043	4,084,169
	5,256,551	3.50%, 05/15/2043	5,469,030
	859,728	3.50%, 05/15/2043	897,122
	36,000,000	3.50%, 07/01/2045(10)	37,362,661
	12,998,123	4.00%, 07/20/2040	13,798,802
	14,178,988	4.00%, 09/20/2040	15,193,040
	1,634,561	4.00%, 10/20/2040	1,738,800
	19,321,004	4.00%, 10/20/2040	20,702,793
	2,781,957	4.00%, 12/20/2040	2,963,060
	924,139	4.00%, 05/16/2042(3)	155,207
	7,400,000	4.00%, 07/01/2045(10)	7,874,063
	5,400,000	4.00%, 07/01/2045(10)	5,722,628
	9,100,000	4.00%, 08/01/2045(10)	9,664,484
	516,996	4.50%, 11/15/2039	562,042
	4,592,813	4.50%, 05/15/2040	5,019,982
	15,822,011	4.50%, 05/20/2040	17,264,388
	580,859	4.50%, 06/15/2041	631,090
	583,919	4.50%, 07/15/2041	640,430
	2,300,000	4.50%, 07/01/2045(10)	2,480,047
	1,629,046	5.00%, 05/20/2040	1,814,327
	4,016,448	5.00%, 06/15/2041	4,455,562
	4,635,531	5.00%, 10/16/2041(3)	847,062
	6,520,195	5.00%, 03/15/2044	7,233,153
	5,600,000	5.00%, 07/01/2045(10)	6,196,615
	934,056	5.50%, 03/15/2033	1,061,803
	1,393,915	5.50%, 04/15/2033	1,610,242
	1,421,652	5.50%, 05/15/2033	1,640,079
	2,519,453	5.50%, 10/20/2034	2,865,445
	2,421	6.00%, 12/15/2023	2,742
	1,804	6.00%, 01/15/2029	2,064
	2,684	6.00%, 04/15/2029	3,135
	107,388	6.00%, 12/15/2031	123,674
	1,548	6.00%, 10/15/2032	1,808
	37,885	6.00%, 06/15/2033	44,276
	5,022	6.00%, 03/15/2034	5,866
	91,977	6.00%, 08/15/2034	104,943
	207,730	6.00%, 09/15/2034	242,391
	74,352	6.00%, 02/15/2035	84,289
	452,724	6.00%, 12/15/2035	526,320
	130,060	6.00%, 02/15/2036	150,429
	135,165	6.00%, 03/15/2036	157,381

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		GNMA - 7.6% - (continued)
$	267,948	6.00%, 03/15/2036	$312,749
	53,696	6.00%, 04/15/2036	60,846
	277,160	6.00%, 05/15/2036	321,006
	6,064	6.00%, 05/15/2036	6,972
	3,600	6.00%, 05/15/2036	4,118
	413,266	6.00%, 06/15/2036	478,461
	244,553	6.00%, 06/15/2036	284,884
	304,557	6.00%, 07/15/2036	352,132
	107,232	6.00%, 07/15/2036	125,036
	91,655	6.00%, 08/15/2036	106,748
	1,514	6.00%, 08/15/2036	1,767
	382,956	6.00%, 02/15/2037	445,906
	8,874	6.00%, 02/15/2037	10,060
	2,634	6.00%, 05/15/2037	3,009
	47,658	6.00%, 06/15/2037	55,279
	210,293	6.00%, 06/15/2037	243,472
	515,754	6.00%, 06/15/2037	600,538
	59,566	6.00%, 06/15/2037	68,436
	373,812	6.00%, 07/15/2037	427,070
	378,653	6.00%, 07/15/2037	432,607
	151,675	6.00%, 08/15/2037	176,944
	1,882	6.00%, 08/15/2037	2,134
	712	6.00%, 08/15/2037	806
	94,787	6.00%, 09/15/2037	107,435
	205,380	6.00%, 10/15/2037	234,634
	245,060	6.00%, 11/15/2037	279,972
	5,602	6.00%, 11/15/2037	6,348
	221,548	6.00%, 12/15/2037	257,589
	270,088	6.00%, 01/15/2038	314,485
	125,363	6.00%, 01/15/2038	142,058
	42,658	6.00%, 02/15/2038	48,759
	62,091	6.00%, 05/15/2038	70,936
	16,181	6.00%, 06/15/2038	18,487
	45,153	6.00%, 08/15/2038	51,188
	73,019	6.00%, 08/15/2038	83,500
	160,070	6.00%, 08/15/2038	182,901
	8,163	6.00%, 08/15/2038	9,404
	12,374	6.00%, 08/15/2038	14,138
	17,828	6.00%, 08/15/2038	20,372
	16,804	6.00%, 09/15/2038	19,039
	328,248	6.00%, 09/15/2038	375,035
	273,210	6.00%, 10/15/2038	317,303
	634,176	6.00%, 11/15/2038	725,556
	139,504	6.00%, 12/15/2038	161,389
	228,374	6.00%, 12/15/2038	260,924
	1,379	6.00%, 01/15/2039	1,576
	2,777	6.00%, 01/15/2039	3,172
	58,922	6.00%, 08/15/2039	66,821
	5,247	6.00%, 08/15/2039	5,943
	220,357	6.00%, 11/15/2039	251,750
	116,421	6.00%, 02/15/2040	131,980
	28,689	6.00%, 02/15/2040	32,530
	2,162,043	6.00%, 06/15/2040	2,470,208
	420,643	6.00%, 07/15/2040	480,566
	432,310	6.00%, 06/15/2041	493,886
	379,873	6.00%, 06/15/2041	434,063
	1,423,195	6.00%, 06/15/2041	1,625,943
	30,560	6.50%, 06/15/2028	34,863
	1,017	6.50%, 07/15/2028	1,160
	1,093	6.50%, 08/15/2028	1,247
	3,801	6.50%, 08/15/2028	4,336

The accompanying notes are an integral part of these financial statements.

157

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		GNMA - 7.6% - (continued)
$	2,703	6.50%, 09/15/2028	$3,084
	2,343	6.50%, 09/15/2028	2,673
	12,940	6.50%, 09/15/2028	14,762
	5,546	6.50%, 09/15/2028	6,327
	17,378	6.50%, 10/15/2028	19,824
	3,582	6.50%, 10/15/2028	4,087
	994	6.50%, 11/15/2028	1,134
	6,072	6.50%, 11/15/2028	6,927
	5,984	6.50%, 12/15/2028	6,826
	8,103	6.50%, 12/15/2028	9,243
	7,325	6.50%, 01/15/2029	8,356
	7,858	6.50%, 01/15/2029	8,965
	7,196	6.50%, 01/15/2029	8,209
	4,502	6.50%, 02/15/2029	5,161
	12,797	6.50%, 02/15/2029	14,687
	3,309	6.50%, 02/15/2029	3,775
	24,572	6.50%, 02/15/2029	28,031
	23,689	6.50%, 03/15/2029	27,025
	363,782	6.50%, 03/15/2029	414,998
	11,974	6.50%, 03/15/2029	13,660
	4,134	6.50%, 03/15/2029	4,716
	4,990	6.50%, 03/15/2029	5,701
	2,013	6.50%, 03/15/2029	2,297
	5,342	6.50%, 03/15/2029	6,094
	35,738	6.50%, 04/15/2029	40,769
	13,003	6.50%, 04/15/2029	14,834
	6,524	6.50%, 04/15/2029	7,443
	2,568	6.50%, 05/15/2029	2,929
	10,660	6.50%, 05/15/2029	12,160
	16,141	6.50%, 05/15/2029	18,414
	6,215	6.50%, 05/15/2029	7,099
	32,437	6.50%, 06/15/2029	37,004
	13,240	6.50%, 06/15/2029	15,104
	175,125	6.50%, 06/15/2029	199,780
	12,120	6.50%, 06/15/2029	13,826
	10,254	6.50%, 07/15/2029	11,697
	11,680	6.50%, 07/15/2029	13,324
	683	6.50%, 03/15/2031	784
	46,075	6.50%, 04/15/2031	52,562
	15,127	6.50%, 04/15/2031	17,256
	3,481	6.50%, 04/15/2031	3,971
	3,779	6.50%, 04/15/2031	4,322
	12,343	6.50%, 04/15/2031	14,081
	83,717	6.50%, 04/15/2031	95,503
	159,965	6.50%, 04/15/2031	182,486
	29,813	6.50%, 05/15/2031	34,010
	1,755	6.50%, 05/15/2031	2,002
	72,218	6.50%, 05/15/2031	85,202
	4,670	6.50%, 06/15/2031	5,327
	7,906	6.50%, 06/15/2031	9,265
	7,413	6.50%, 06/15/2031	8,456
	82,328	6.50%, 07/15/2031	93,955
	13,917	6.50%, 07/15/2031	15,876
	46,825	6.50%, 07/15/2031	53,417
	65,880	6.50%, 07/15/2031	75,155
	5,664	6.50%, 07/15/2031	6,461
	6,863	6.50%, 07/15/2031	7,829
	32,825	6.50%, 07/15/2031	37,446
	103,774	6.50%, 07/15/2031	118,384
	53,010	6.50%, 07/15/2031	61,259
	50,696	6.50%, 08/15/2031	57,833

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 46.1% - (continued)
		GNMA - 7.6% - (continued)
$	6,411	6.50%, 08/15/2031	$7,314
	32,610	6.50%, 08/15/2031	37,201
	17,080	6.50%, 08/15/2031	19,485
	2,847	6.50%, 08/15/2031	3,248
	114,530	6.50%, 08/15/2031	130,654
	4,015	6.50%, 09/15/2031	4,580
	37,826	6.50%, 09/15/2031	43,151
	26,499	6.50%, 09/15/2031	30,229
	2,018	6.50%, 09/15/2031	2,302
	54,148	6.50%, 09/15/2031	62,542
	71,798	6.50%, 09/15/2031	81,906
	12,835	6.50%, 09/15/2031	14,642
	4,660	6.50%, 10/15/2031	5,316
	4,296	6.50%, 10/15/2031	4,901
	171,342	6.50%, 10/15/2031	195,464
	1,143	6.50%, 11/15/2031	1,304
	5,597	6.50%, 11/15/2031	6,385
	31,592	6.50%, 11/15/2031	36,155
	153,689	6.50%, 11/15/2031	175,326
	180	6.50%, 11/15/2031	206
	344,391	6.50%, 11/15/2031	392,876
	108,079	6.50%, 11/15/2031	123,295
	56,867	6.50%, 12/15/2031	64,873
	32,368	6.50%, 12/15/2031	36,925
	13,881	6.50%, 12/15/2031	15,836
	4,298	6.50%, 01/15/2032	4,903
	3,933	6.50%, 01/15/2032	4,487
	25,807	6.50%, 01/15/2032	29,440
	30,671	6.50%, 01/15/2032	34,989
	228,390	6.50%, 01/15/2032	262,914
	16,383	6.50%, 01/15/2032	18,690
	132,531	6.50%, 01/15/2032	151,190
	4,884	6.50%, 01/15/2032	5,571
	8,362	6.50%, 01/15/2032	9,539
	5,329	6.50%, 01/15/2032	6,079
	80,943	6.50%, 02/15/2032	96,671
	25,899	6.50%, 02/15/2032	30,770
	89,439	6.50%, 03/15/2032	102,282
	4,268	6.50%, 04/15/2032	4,869
	88,215	6.50%, 04/15/2032	100,634
	237,818	6.50%, 04/15/2032	275,665
	1,138	6.50%, 05/15/2032	1,298
	83,085	6.50%, 06/15/2032	94,851
	1,499	6.50%, 09/15/2032	1,763
	12,486	7.00%, 06/20/2030	13,872
	1,294	7.00%, 02/15/2031	1,471
	220	7.00%, 06/15/2031	239
	242	7.00%, 08/15/2031	281
	930	8.50%, 11/15/2024	934

			228,604,461

		Total U.S. Government Agencies (cost $1,377,292,232)	$1,389,085,786

U.S. GOVERNMENT SECURITIES - 7.3%
		U.S. Treasury Securities - 7.3%
		Treasury Inflation Protected Security - 3.7%
$	114,878,889	0.25%, 01/15/2025(7)	$112,679,992

			112,679,992

The accompanying notes are an integral part of these financial statements.

158

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 7.3% - (continued)
		U.S. Treasury Bonds - 3.3%
$	29,825,000	2.50%, 02/15/2045(11)	$26,248,386
	4,250,000	3.00%, 11/15/2044(11)	4,157,363
	60,325,000	3.00%, 05/15/2045	59,118,500
	9,260,000	3.13%, 08/15/2044(11)(12)	9,275,196
	330,000	3.38%, 05/15/2044	346,629

			99,146,074

		U.S. Treasury Notes - 0.3%
	3,605,000	0.25%, 07/31/2015(11)(12)	3,605,281
	1,300,000	0.50%, 09/30/2016(11)	1,301,726
	375,000	1.00%, 09/15/2017	377,168
	250,000	2.25%, 11/15/2024	248,477
	2,075,000	2.38%, 08/15/2024	2,086,186

			7,618,838

		Total U.S. Government Securities (cost $226,221,438)	$219,444,904

PREFERRED STOCKS - 0.1%
		Banks - 0.0%
	2,242	U.S. Bancorp Series A	$1,833,956

		Diversified Financials - 0.1%
	65,175	Citigroup Capital	1,691,943
	8,400	Discover Financial Services Series B	213,948

			1,905,891

		Total Preferred Stocks (cost $3,614,380)	$3,739,847

		Total Long-Term Investments (cost $3,932,138,106)	$3,917,171,050

SHORT-TERM INVESTMENTS - 3.2%
		Other Investment Pools & Funds - 3.2%
	95,884,562	Federated Prime Obligations Fund	$95,884,562

		Total Short-Term Investments (cost $95,884,562)	$95,884,562

Total Investments Excluding Purchased Options (cost $4,028,022,668)	133.1%	$4,013,055,612

Total Purchased Options (cost $352,922)	0.0%	$50,331

Total Investments (cost $4,028,375,590)^	133.1%	$4,013,105,943
Other Assets and Liabilities	(33.1)%	(998,030,674)

Total Net Assets	100.0%	$3,015,075,269

The accompanying notes are an integral part of these financial statements.

159

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $4,032,663,362 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$48,152,920
Unrealized Depreciation	(67,710,339)

Net Unrealized Depreciation	$(19,557,419)

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities were $769,481,658, which represents 25.5% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2015.

(3)	Securities disclosed are interest-only strips.

(4)	These securities were sold to the Fund under Regulation S, rules governing offers and sales made outside the United States without registration under the Securities Act of 1933, as amended. The Fund may only be able to resell these securities in the United States if an exemption from registration under the federal and state securities laws is available, or the Fund may only be able to sell these securities outside of the United States (such as on a foreign exchange) to a non-U.S. person. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities were $76,231,042, which represents 2.2% of total net assets.

(5)	Perpetual maturity security. Maturity date shown is the next call date or final legal maturity date, whichever comes first.

(6)	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities were $15,982,623 at June 30, 2015.

(7)	The principal amount for these securities are adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(8)	Senior floating rate interests generally pay interest rates which are periodically adjusted by reference to a base short-term, floating lending rate plus a premium. The base lending rates are primarily the LIBOR, and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit rate or other base lending rates used by commercial lenders. Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. Unless otherwise noted, the interest rate disclosed for these securities represents the average coupon as of June 30, 2015.

(9)	All or a portion of this position represents an unsettled loan commitment. The coupon rate will be determined at time of settlement.

(10)	Represents or includes a TBA transaction.

(11)	This security, or a portion of this security, has been pledged as collateral in connection with centrally cleared swap contracts.

(12)	This security, or a portion of this security, has been pledged as collateral in connection with futures contracts.

OTC Option Contracts Outstanding at June 30, 2015
Description	Counter- party	Exercise Price/ FX Rate/ Rate	Expiration Date	Number of Contracts		Market Value†	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Purchased option contracts:
Calls
BRL Call/USD Put	JPM	2.42 BRL per USD	09/28/15	BRL	21,400,000	$117	$152,395	$(152,278)
EUR Call/USD Put	GSC	1.13 EUR per USD	07/15/15	EUR	540,000	4,027	9,889	(5,862)
EUR Call/USD Put	BOA	1.12 EUR per USD	07/08/15	EUR	2,745,000	18,729	47,563	(28,834)
HKD Call/USD Put	GSC	7.75 HKD per USD	03/01/16	HKD	69,290,000	26,977	30,292	(3,315)
RUB Call/USD Put	GSC	36.97 RUB per USD	09/03/15	RUB	312,000,000	481	112,784	(112,303)

Total Calls					405,975,000	$50,331	$352,923	$(302,592)

Total purchased option contracts					405,975,000	$50,331	$352,923	$(302,592)

The accompanying notes are an integral part of these financial statements.

160

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Futures Contracts Outstanding at June 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Long Gilt Future	102	09/28/2015	$18,765,889	$18,547,757	$(218,132)
U.S. Treasury 2-Year Note Future	873	09/30/2015	190,562,181	191,132,438	570,257
U.S. Treasury 5-Year Note Future	5,543	09/30/2015	661,008,368	661,046,057	37,689
U.S. Treasury Long Bond Future	402	09/21/2015	61,950,131	60,639,187	(1,310,944)

Total					$(921,130)

Short position contracts:
U.S. Treasury 10-Year Note Future	6,634	09/21/2015	$838,135,824	$837,024,219	$1,111,605
U.S. Treasury CME Ultra Long Term Bond Future	392	09/21/2015	62,354,810	60,392,500	1,962,310

Total					$3,073,915

Total futures contracts					$2,152,785

TBA Sale Commitments Outstanding at June 30, 2015
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.00%	$2,900,000	07/01/2045	$3,193,172	$14,500
FHLMC, 5.50%	5,100,000	07/01/2045	5,715,586	31,477
FNMA, 3.00%	17,680,000	07/01/2030	18,316,621	(78,597)
FNMA, 3.50%	10,000,000	07/01/2030	10,546,406	(26,793)
FNMA, 4.00%	9,400,000	07/01/2030	9,859,718	5,758
FNMA, 5.50%	43,900,000	07/01/2045	49,305,188	259,781
FNMA, 6.00%	7,200,000	07/01/2045	8,177,450	33,410
GNMA, 3.00%	45,200,000	07/01/2045	45,627,276	(253,713)
GNMA, 4.00%	2,700,000	07/01/2045	2,861,314	1,319
GNMA, 4.50%	9,100,000	07/01/2045	9,812,359	(41,234)

Total			$163,415,090	$(54,092)

At June 30, 2015, the aggregate market value of these securities represents (5.4)% of total net assets.

OTC Credit Default Swap Contracts Outstanding at June 30, 2015
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
ABX.HE.AA.06-1	BCLY	USD	261,770	(0.32)%	07/25/45	$147,903	$—	$52,696	$(95,207)
ABX.HE.AA.06-1	BCLY	USD	303,103	(0.32)%	07/25/45	171,256	—	61,016	(110,240)
ABX.HE.AA.06-1	BCLY	USD	1,570,623	(0.32)%	07/25/45	477,077	—	316,174	(160,903)
ABX.HE.AAA.06-1	JPM	USD	181,417	(0.18)%	07/25/45	4,393	—	3,572	(821)
ABX.HE.AAA.06-1	GSC	USD	21,719	(0.18)%	07/25/45	1,778	—	427	(1,351)
ABX.HE.AAA.06-1	BOA	USD	221,022	(0.18)%	07/25/45	12,018	—	4,352	(7,666)
ABX.HE.AAA.06-1	MSC	USD	167,363	(0.18)%	07/25/45	13,703	—	3,295	(10,408)
ABX.HE.AAA.06-1	BCLY	USD	212,079	(0.18)%	07/25/45	19,751	—	4,176	(15,575)
ABX.HE.AAA.06-1	BCLY	USD	228,688	(0.18)%	07/25/45	26,344	—	4,502	(21,842)
ABX.HE.AAA.06-2	CSI	USD	515,918	(0.11)%	05/25/46	119,864	—	96,355	(23,509)
ABX.HE.AAA.06-2	BOA	USD	4,732,217	(0.11)%	05/25/46	971,983	—	883,811	(88,172)
ABX.HE.AAA.07	MSC	USD	197,845	(0.09)%	08/25/37	49,880	—	44,497	(5,383)
ABX.HE.AAA.07-1	MSC	USD	2,438,739	(0.09)%	08/25/37	583,826	—	548,495	(35,331)
ABX.HE.AAA.07-1	GSC	USD	1,808,866	(0.09)%	08/25/37	445,888	—	406,832	(39,056)
ABX.HE.AAA.07-1	CSI	USD	4,396,998	(0.09)%	08/25/37	1,246,248	—	988,926	(257,322)

The accompanying notes are an integral part of these financial statements.

161

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at June 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
ABX.HE.PENAAA.06-2	JPM	USD	1,097,171	(0.11)%	05/25/46	$148,170	$—	$128,041	$(20,129)
ABX.HE.PENAAA.06-2	BCLY	USD	707,421	(0.11)%	05/25/46	115,840	—	82,557	(33,283)
ABX.HE.PENAAA.06-2	JPM	USD	949,013	(0.11)%	05/25/46	249,116	—	110,751	(138,365)
ABX.HE.PENAAA.06-2	BOA	USD	1,845,970	(0.11)%	05/25/46	419,958	—	215,426	(204,532)
ABX.HE.PENAAA.06-2	GSC	USD	1,737,854	(0.11)%	05/25/46	434,464	—	202,810	(231,654)
ABX.HE.PENAAA.06-2	JPM	USD	2,187,667	(0.11)%	05/25/46	516,153	—	255,303	(260,850)
ABX.HE.PENAAA.06-2	MSC	USD	2,189,002	(0.11)%	05/25/46	530,833	—	255,459	(275,374)
CDX.EM.22	CBK	USD	18,440,000	(1.00)%	12/20/19	2,075,863	—	2,008,976	(66,887)
CDX.EM.22	CBK	USD	46,980,500	(1.00)%	12/20/19	5,316,734	—	5,118,368	(198,366)
CMBX.NA.A.7	JPM	USD	2,965,000	(2.00)%	01/17/47	—	(61,106)	45,409	106,515
CMBX.NA.A.7	BCLY	USD	530,000	(2.00)%	01/17/47	—	(3,073)	7,263	10,336
CMBX.NA.AA.2	CSI	USD	3,464,954	(0.15)%	03/15/49	1,058,554	—	1,143,348	84,794
CMBX.NA.AA.2	GSC	USD	2,427,825	(0.15)%	03/15/49	776,543	—	800,818	24,275
CMBX.NA.AA.2	CSI	USD	348,853	(0.15)%	03/15/49	107,970	—	115,112	7,142
CMBX.NA.AA.2	CSI	USD	1,065,414	(0.15)%	03/15/49	371,629	—	351,427	(20,202)
CMBX.NA.AA.2	BOA	USD	3,408,383	(0.15)%	03/15/49	1,292,006	—	1,124,681	(167,325)
CMBX.NA.AA.2	BOA	USD	4,096,660	(0.15)%	03/15/49	1,552,910	—	1,351,796	(201,114)
CMBX.NA.AA.7	CSI	USD	2,750,000	(1.50)%	01/17/47	—	(24,979)	26,100	51,079
CMBX.NA.AA.7	CSI	USD	3,745,000	(1.50)%	01/17/47	—	(19,408)	31,018	50,426
CMBX.NA.AA.7	MSC	USD	1,655,000	(1.50)%	01/17/47	—	(19,509)	15,708	35,217
CMBX.NA.AA.7	MSC	USD	1,745,000	(1.50)%	01/17/47	—	(15,042)	16,561	31,603
CMBX.NA.AA.7	CSI	USD	2,725,000	(1.50)%	01/17/47	10,712	—	25,863	15,151
CMBX.NA.AA.7	CSI	USD	2,580,000	(1.50)%	01/17/47	11,977	—	24,487	12,510
CMBX.NA.AA.7	CSI	USD	2,575,000	(1.50)%	01/17/47	13,915	—	24,439	10,524
CMBX.NA.AA.7	CSI	USD	335,000	(1.50)%	01/17/47	—	(3,684)	3,180	6,864
CMBX.NA.AJ.1	BOA	USD	1,100,000	(0.84)%	10/12/52	17,830	—	13,342	(4,488)
CMBX.NA.AJ.1	JPM	USD	360,000	(0.84)%	10/12/52	25,436	—	4,618	(20,818)
CMBX.NA.AJ.1	DEUT	USD	1,430,000	(0.84)%	10/12/52	100,100	—	18,345	(81,755)
CMBX.NA.AJ.1	MSC	USD	2,550,000	(0.84)%	10/12/52	178,500	—	32,713	(145,787)
CMBX.NA.AJ.2	GSC	USD	4,700,527	(1.09)%	03/15/49	347,941	—	413,380	65,439
CMBX.NA.AJ.2	CSI	USD	3,639,437	(1.09)%	03/15/49	295,041	—	320,064	25,023
CMBX.NA.AJ.2	GSC	USD	1,140,423	(1.09)%	03/15/49	84,415	—	99,257	14,842
CMBX.NA.AJ.2	CBK	USD	1,095,798	(1.09)%	03/15/49	93,962	—	95,372	1,410
CMBX.NA.AJ.2	DEUT	USD	4,561,693	(1.09)%	03/15/49	406,008	—	397,028	(8,980)
CMBX.NA.AJ.3	GSC	USD	1,635,207	(1.47)%	12/13/49	315,654	—	305,434	(10,220)
CMBX.NA.AJ.4	GSC	USD	2,305,873	(0.96)%	02/17/51	388,777	—	430,181	41,404
CMBX.NA.AJ.4	MSC	USD	2,285,952	(0.96)%	02/17/51	394,250	—	426,464	32,214
CMBX.NA.AJ.4	GSC	USD	1,533,929	(0.96)%	02/17/51	263,333	—	286,168	22,835
CMBX.NA.AJ.4	CSI	USD	1,668,396	(0.96)%	02/17/51	290,582	—	311,254	20,672
CMBX.NA.AJ.4	MSC	USD	5,284,085	(0.96)%	02/17/51	972,012	—	981,565	9,553
CMBX.NA.AJ.4	GSC	USD	468,147	(0.96)%	02/17/51	78,326	—	87,337	9,011
CMBX.NA.AJ.4	CSI	USD	3,092,758	(0.96)%	02/17/51	569,747	—	576,981	7,234
CMBX.NA.AJ.4	GSC	USD	1,568,791	(0.96)%	02/17/51	288,993	—	291,416	2,423
CMBX.NA.AJ.4	CBK	USD	2,375,597	(0.96)%	02/17/51	441,937	—	441,288	(649)
CMBX.NA.AJ.4	CSI	USD	1,025,939	(0.96)%	02/17/51	201,380	—	191,398	(9,982)
CMBX.NA.AJ.4	DEUT	USD	2,963,271	(0.96)%	02/17/51	567,694	—	552,824	(14,870)
CMBX.NA.AJ.4	MSC	USD	1,404,441	(0.96)%	02/17/51	279,017	—	262,011	(17,006)
CMBX.NA.AJ.4	MSC	USD	1,409,421	(0.96)%	02/17/51	279,985	—	262,940	(17,045)
CMBX.NA.AJ.4	MSC	USD	4,193,402	(0.96)%	02/17/51	1,639,720	—	782,315	(857,405)
CMBX.NA.AM.2	MSC	USD	4,380,000	(0.50)%	03/15/49	21,865	—	7,391	(14,474)
CMBX.NA.AM.2	MSC	USD	1,435,000	(0.50)%	03/15/49	70,826	—	3,019	(67,807)
CMBX.NA.AM.2	DEUT	USD	7,960,000	(0.50)%	03/15/49	457,700	—	16,749	(440,951)
CMBX.NA.AM.2	CSI	USD	7,960,000	(0.50)%	03/15/49	487,550	—	16,749	(470,801)
CMBX.NA.AM.4	CBK	USD	645,000	(0.50)%	02/17/51	14,763	—	12,481	(2,282)
CMBX.NA.AM.4	MSC	USD	220,000	(0.50)%	02/17/51	22,166	—	4,257	(17,909)

The accompanying notes are an integral part of these financial statements.

162

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at June 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Buy protection: - (continued)
CMBX.NA.AM.4	MSC	USD	2,410,000	(0.50)%	02/17/51	$540,111	$—	$47,638	$(492,473)
CMBX.NA.AS.6	CSI	USD	1,690,000	(1.00)%	05/11/63	—	(3,356)	9,664	13,020
CMBX.NA.AS.6	CSI	USD	6,520,000	(1.00)%	05/11/63	85,678	—	42,716	(42,962)
CMBX.NA.AS.7	CSI	USD	810,000	(1.00)%	01/17/47	4,310	—	11,138	6,828
CMBX.NA.AS.7	CBK	USD	2,900,000	(1.00)%	01/17/47	67,025	—	42,292	(24,733)
CMBX.NA.AS.7	CSI	USD	3,650,000	(1.00)%	01/17/47	84,712	—	53,230	(31,482)

Total						$29,672,605	$(150,157)	$24,755,046	$(4,767,402)

Sell protection:
CMBX.NA.A.2	MSC	USD	1,212,586	0.25%	03/15/49	$—	$(764,571)	$(757,310)	$7,261
CMBX.NA.A.2	BOA	USD	825,507	0.25%	03/15/49	—	(520,009)	(515,564)	4,445
CMBX.NA.A.2	MSC	USD	604,318	0.25%	03/15/49	—	(380,800)	(377,422)	3,378
CMBX.NA.A.2	MSC	USD	418,678	0.25%	03/15/49	—	(264,702)	(261,393)	3,309
CMBX.NA.A.2	GSC	USD	604,318	0.25%	03/15/49	—	(379,830)	(377,422)	2,408
CMBX.NA.A.2	BOA	USD	86,895	0.25%	03/15/49	—	(55,031)	(54,270)	761
CMBX.NA.A.2	BOA	USD	1,615,465	0.25%	03/15/49	—	(916,977)	(1,008,583)	(91,606)
CMBX.NA.A.6	GSC	USD	2,010,000	2.00%	05/11/63	26,238	—	1,369	(24,869)
CMBX.NA.A.8	BOA	USD	2,230,000	2.00%	10/17/57	—	(25,188)	(71,676)	(46,488)
CMBX.NA.A.8	CSI	USD	2,435,000	2.00%	10/17/57	—	(24,291)	(74,207)	(49,916)
CMBX.NA.AAA.6	UBS	USD	15,710,000	0.50%	05/11/63	—	(418,543)	(295,625)	122,918
CMBX.NA.AAA.6	DEUT	USD	12,125,000	0.50%	05/11/63	—	(295,543)	(228,164)	67,379
CMBX.NA.AAA.6	CSI	USD	10,895,000	0.50%	05/11/63	—	(244,208)	(205,018)	39,190
CMBX.NA.AAA.6	CSI	USD	7,355,000	0.50%	05/11/63	—	(142,808)	(138,404)	4,404
CMBX.NA.AAA.6	GSC	USD	14,810,000	0.50%	05/11/63	—	(176,777)	(278,689)	(101,912)
CMBX.NA.AAA.7	CSI	USD	785,000	0.50%	01/17/47	—	(19,999)	(23,236)	(3,237)
CMBX.NA.AAA.7	CSI	USD	3,000,000	0.50%	01/17/47	—	(83,801)	(88,804)	(5,003)
CMBX.NA.AAA.7	BOA	USD	5,070,000	0.50%	01/17/47	—	(122,750)	(150,078)	(27,328)
CMBX.NA.AAA.8	CSI	USD	7,030,000	0.50%	10/17/57	—	(320,354)	(300,426)	19,928
CMBX.NA.AAA.8	MSC	USD	2,240,000	0.50%	10/17/57	—	(103,326)	(95,726)	7,600
CMBX.NA.AAA.8	BCLY	USD	1,395,000	0.50%	10/17/57	—	(64,696)	(59,615)	5,081
CMBX.NA.AAA.8	MSC	USD	615,000	0.50%	10/17/57	—	(28,460)	(26,282)	2,178
CMBX.NA.AAA.8	CSI	USD	8,575,000	0.50%	10/17/57	—	(306,043)	(366,452)	(60,409)
CMBX.NA.BB.6	CSI	USD	2,765,000	5.00%	05/11/63	—	(49,598)	(4,085)	45,513
CMBX.NA.BB.6	BOA	USD	4,270,000	5.00%	05/11/63	—	(40,620)	(6,308)	34,312
CMBX.NA.BB.6	CBK	USD	3,325,000	5.00%	05/11/63	—	(25,272)	(4,912)	20,360
CMBX.NA.BB.6	CSI	USD	2,790,000	5.00%	05/11/63	—	(18,573)	(4,122)	14,451
CMBX.NA.BB.6	BCLY	USD	43,000	5.00%	05/11/63	473	—	(64)	(537)
CMBX.NA.BB.6	CSI	USD	3,315,000	5.00%	05/11/63	—	—	(4,898)	(4,898)
CMBX.NA.BB.6	CSI	USD	2,980,000	5.00%	05/11/63	38,278	—	(4,402)	(42,680)
CMBX.NA.BB.6	CSI	USD	5,425,000	5.00%	05/11/63	91,882	—	(8,014)	(99,896)
CMBX.NA.BB.7	CSI	USD	2,310,000	5.00%	01/17/47	—	(113,598)	(46,482)	67,116
CMBX.NA.BB.7	CSI	USD	1,240,000	5.00%	01/17/47	—	(77,262)	(24,951)	52,311
CMBX.NA.BB.7	CSI	USD	2,685,000	5.00%	01/17/47	—	(89,732)	(54,028)	35,704
CMBX.NA.BB.7	DEUT	USD	2,320,000	5.00%	01/17/47	—	(58,574)	(46,684)	11,890
CMBX.NA.BB.7	MSC	USD	1,580,000	5.00%	01/17/47	—	(20,167)	(31,793)	(11,626)
CMBX.NA.BB.7	BOA	USD	2,605,000	5.00%	01/17/47	—	(12,218)	(52,780)	(40,562)
CMBX.NA.BB.8	CSI	USD	550,000	5.00%	10/17/57	—	(42,318)	(41,483)	835
CMBX.NA.BB.8	CSI	USD	765,000	5.00%	10/17/57	—	(57,424)	(57,699)	(275)
CMBX.NA.BB.8	JPM	USD	770,000	5.00%	10/17/57	—	(57,799)	(58,076)	(277)
CMBX.NA.BB.8	CSI	USD	635,000	5.00%	10/17/57	—	(46,084)	(47,806)	(1,722)
CMBX.NA.BB.8	BOA	USD	2,095,000	5.00%	10/17/57	—	(150,814)	(157,721)	(6,907)
CMBX.NA.BB.8	CSI	USD	685,000	5.00%	10/17/57	—	(43,183)	(51,570)	(8,387)
CMBX.NA.BB.8	GSC	USD	680,000	5.00%	10/17/57	—	(35,793)	(48,360)	(12,567)
CMBX.NA.BB.8	BCLY	USD	1,410,000	5.00%	10/17/57	—	(76,741)	(100,276)	(23,535)
CMBX.NA.BB.8	GSC	USD	1,365,000	5.00%	10/17/57	—	(72,866)	(97,076)	(24,210)
CMBX.NA.BB.8	BCLY	USD	2,085,000	5.00%	10/17/57	—	(129,545)	(158,126)	(28,581)

The accompanying notes are an integral part of these financial statements.

163

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

OTC Credit Default Swap Contracts Outstanding at June 30, 2015 - (continued)
Reference Entity	Counter- party	Notional Amount(a)		(Pay)/Receive Fixed Rate/ Implied Credit Spread(b)	Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices: - (continued)
Sell protection: - (continued)
CMBX.NA.BBB.8	CSI	USD	2,375,000	3.00%	10/17/57	$—	$(126,792)	$(162,871)	$(36,079)
PrimeX.ARM.2	MSC	USD	4,394,303	4.58%	12/25/37	—	(322,487)	185,229	507,716

Total						$156,871	$(7,326,167)	$(6,842,355)	$326,941

Total traded indices						$29,829,476	$(7,476,324)	$17,912,691	$(4,440,461)

Credit default swaps on single-name issues:
Buy protection:
Brazil (Federative Republic of)	GSC	USD	2,130,000	(1.00%)/2.41%	12/20/19	$82,585	$—	$124,506	$41,921
Brazil (Federative Republic of)	JPM	USD	1,055,000	(1.00%)/2.41%	12/20/19	47,982	—	61,669	13,687
Russia (Federation of)	GSC	USD	2,240,000	(1.00%)/3.28%	12/20/19	435,139	—	206,685	(228,454)

Total						$565,706	$—	$392,860	$(172,846)

Credit default swaps on single-name issues:
Sell protection:
Penerbangan Malaysia Bhd	JPM	USD	1,605,000	1.00%/1.29%	06/20/20	$—	$(17,894)	$(21,500)	$(3,606)
Turkey (Federative Republic of)	BNP	USD	8,155,000	1.00%/2.17%	06/20/20	—	(423,075)	(440,059)	(16,984)

Total						$—	$(440,969)	$(461,559)	$(20,590)

Total single-name issues						$565,706	$(440,969)	$(68,699)	$(193,436)

Total OTC contracts						$30,395,182	$(7,917,293)	$17,843,992	$(4,633,897)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues, U.S. municipal issues or sovereign government issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The percentage shown is the implied credit spread on June 30, 2015. For credit default swap agreements on indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk.

Centrally Cleared Credit Default Swap Contracts Outstanding June 30, 2015
Reference Entity	Notional Amount(a)		(Pay)/Receive Fixed Rate	Expiration Date	Cost Basis	Market Value†	Unrealized Appreciation/ (Depreciation)
Credit default swaps on indices:
Buy protection:
CDX.NA.HY.24	USD	140,287,950	(5.00)%	06/20/20	$(9,779,579)	$(8,911,756)	$867,823
CDX.NA.IGS.24	USD	53,310,000	(1.00)%	06/20/20	(874,536)	(769,558)	104,978

Total					$(10,654,115)	$(9,681,314)	$972,801

Credit default swaps on indices:
Sell protection:
ITRAXX.EUR.23	EUR	30,236,000	1.00%	06/20/20	$659,598	$414,227	$(245,371)
ITRAXX.XOV.23	EUR	4,155,000	5.00%	06/20/20	420,856	354,913	(65,943)

Total					$1,080,454	$769,140	$(311,314)

Total					$(9,573,661)	$(8,912,174)	$661,487

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

The accompanying notes are an integral part of these financial statements.

164

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts Outstanding at June 30, 2015
Payments made by Fund	Payments received by Fund	Notional Amount		Expiration Date	Upfront Premiums Paid	Upfront Premiums Received	Market Value†	Unrealized Appreciation/ (Depreciation)
2.35% Fixed	3M LIBOR	USD	27,775,000	09/16/25	$23,132	$—	$405,942	$382,810
3.47% Fixed	3M LIBOR	USD	5,265,000	06/30/35	—	—	(43,813)	(43,813)
3M LIBOR	3.36% Fixed	USD	8,265,000	06/30/25	—	—	52,066	52,066

Total					$23,132	$—	$414,195	$391,063

Spreadlock Swap Contracts Outstanding at June 30, 2015
Counterparty	Strike Price(1)	Notional Amount	Determination Date	Upfront Premiums Paid/ (Received)	Market Value†	Unrealized Appreciation/ (Depreciation)
CBK	0.58%	359,100,000	11/02/15	$—	$(347,971)	$(347,971)

(1)	This is a spreadlock swap between the 10-Year interest rate swap curve and the yield to maturity on a 30-Year FNMA. If the rate on the 30-Year FNMA minus the 10-Year CMS (constant maturity swap) rate is greater than 0.58%, the Fund will receive money from the counterpary based on the differential. If the rate on the 30-Year FNMA minus the 10-Year CMS rate is less than 0.58%, the Fund will pay the counterpary.

Foreign Currency Contracts Outstanding at June 30, 2015
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
BRL	Buy	07/02/15	UBS	$3,513,427	$3,532,253	$18,826
BRL	Sell	07/02/15	SSG	3,438,512	3,532,253	(93,741)
COP	Sell	09/16/15	SCB	875,147	848,873	26,274
COP	Sell	09/16/15	SCB	429,295	424,372	4,923
CZK	Sell	09/16/15	CBK	3,239,029	3,204,964	34,065
EUR	Buy	07/31/15	SSG	475,799	474,007	(1,792)
EUR	Buy	07/31/15	CBK	594,415	591,114	(3,301)
EUR	Buy	09/18/15	CBA	1,685,583	1,674,149	(11,434)
EUR	Sell	07/31/15	CBK	37,435,817	37,227,918	207,899
EUR	Sell	09/16/15	JPM	575,100	570,310	4,790
EUR	Sell	09/18/15	SSG	3,350,035	2,890,697	459,338
EUR	Sell	03/15/17	BOA	5,923,641	6,258,825	(335,184)
GBP	Sell	07/31/15	HSBC	10,902,751	10,897,402	5,349
GBP	Sell	09/16/15	BOA	4,660,562	4,737,800	(77,238)
GHS	Sell	09/18/15	DEUT	1,085,153	1,080,808	4,345
GHS	Sell	09/18/15	JPM	885,839	884,219	1,620
HKD	Sell	03/03/16	GSC	4,467,901	4,469,293	(1,392)
IDR	Sell	09/16/15	JPM	648,229	653,296	(5,067)
IDR	Sell	09/16/15	GSC	4,538,704	4,570,165	(31,461)
IDR	Sell	05/18/16	BCLY	1,465,119	1,478,738	(13,619)
IDR	Sell	05/18/16	JPM	1,408,636	1,425,670	(17,034)
KES	Buy	07/13/15	JPM	1,203,794	1,185,431	(18,363)
KES	Buy	07/13/15	SCB	3,048,082	3,000,055	(48,027)
MXN	Buy	09/17/15	DEUT	6,175,784	6,028,615	(147,169)
MXN	Sell	09/17/15	RBC	13,705,020	13,589,060	115,960
MXN	Sell	09/17/15	RBC	6,131,682	6,016,213	115,469
MXN	Sell	09/17/15	HSBC	2,877,446	2,810,569	66,877
MYR	Buy	09/17/15	DEUT	1,501,517	1,499,106	(2,411)
MYR	Buy	09/17/15	HSBC	1,548,168	1,538,626	(9,542)
MYR	Buy	09/17/15	JPM	2,284,049	2,271,054	(12,995)
NGN	Buy	10/08/15	SSG	5,231,113	4,620,819	(610,294)
NGN	Sell	10/08/15	CBK	2,269,503	2,336,089	(66,586)
NGN	Sell	10/08/15	CBK	2,058,978	2,284,729	(225,751)
RSD	Buy	09/18/15	SSG	3,093,822	2,819,897	(273,925)

The accompanying notes are an integral part of these financial statements.

165

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Foreign Currency Contracts Outstanding at June 30, 2015 - (continued)
Currency	Buy/Sell	Delivery Date	Counterparty	Contract Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
RUB	Buy	07/17/15	JPM	$1,935,890	$1,907,762	$(28,128)
RUB	Sell	07/17/15	JPM	1,897,082	1,907,762	(10,680)
TRY	Buy	07/20/15	GSC	2,943,779	3,021,937	78,158
TRY	Buy	09/16/15	GSC	1,485,715	1,525,629	39,914
TRY	Buy	09/16/15	JPM	2,786,053	2,785,185	(868)
TRY	Sell	07/20/15	GSC	2,907,516	3,021,938	(114,422)
TRY	Sell	09/16/15	CBK	4,189,412	4,310,815	(121,403)
UYU	Buy	09/16/15	HSBC	1,146,730	1,143,406	(3,324)
UYU	Buy	09/16/15	HSBC	1,155,971	1,143,406	(12,565)
UYU	Buy	09/16/15	HSBC	1,100,514	1,086,558	(13,956)
UYU	Sell	09/16/15	HSBC	3,372,759	3,373,370	(611)
ZAR	Buy	09/16/15	HSBC	6,571,790	6,691,447	119,657
ZAR	Sell	09/16/15	CBK	16,773,821	17,093,923	(320,102)

Total						$(1,328,921)

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BNP	BNP Paribas Securities Services
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSI	Credit Suisse International
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
RBC	RBC Dominion Securities, Inc.
SCB	Standard Chartered Bank
SSG	State Street Global Markets LLC
UBS	UBS AG

Currency Abbreviations:
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
CRC	Costa Rican Colon
CZK	Czech Koruna
EUR	Euro
GBP	British Pound
GHS	Ghana Cedi
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KES	Kenyan Shilling
MXN	Mexican Peso
MYR	Malaysian Ringgit
NGN	Nigerian Naira
PLN	Polish Zloty
RON	New Romanian Leu
RSD	Serbian Dinar

Currency Abbreviations:
RUB	Russian Ruble
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand

Index Abbreviations:
ABX.HE	Markit Asset Backed Security Home Equity
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CDX.NA.IG	Credit Derivatives North American Investment Grade
CMBX.NA	Markit Commercial Mortgage Backed North American
ITRAXX.EUR	Markit i Traxx - Europe
ITRAXX.XOV	Markit i Traxx Index - Europe Crossover
PrimeX.ARM	Markit PrimeX Adjustable Rate Mortgage Backed Security

Other Abbreviations:
CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
CME	Chicago Mercantile Index
CMO	Collateralized Mortgage Obligation
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
FX	Foreign Exchange
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
OTC	Over-the-Counter
REIT	Real Estate Investment Trust
TBA	To Be Announced

Municipal Abbreviations:
GO	General Obligation

The accompanying notes are an integral part of these financial statements.

166

Hartford Total Return Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$982,394,426	$—	$982,394,426	$—
Corporate Bonds	984,847,637	—	984,847,637	—
Foreign Government Obligations	129,314,607	—	129,314,607	—
Municipal Bonds	32,167,891	—	32,167,891	—
Senior Floating Rate Interests	176,175,952	—	176,175,952	—
U.S. Government Agencies	1,389,085,786	1,615,125	1,387,470,661	—
U.S. Government Securities	219,444,904	—	219,444,904	—
Preferred Stocks	3,739,847	3,739,847	—	—
Short-Term Investments	95,884,562	95,884,562	—	—
Purchased Options	50,331	—	50,331	—
Foreign Currency Contracts(2)	1,303,464	—	1,303,464	—
Futures Contracts(2)	3,681,861	3,681,861	—	—
Swaps - Credit Default(2)	2,827,201	—	2,827,201	—
Swaps - Interest Rate(2)	434,876	—	434,876	—

Total	$4,021,353,345	$104,921,395	$3,916,431,950	$—

Liabilities
Foreign Currency Contracts(2)	$(2,632,385)	$—	$(2,632,385)	$—
Futures Contracts(2)	(1,529,076)	(1,529,076)	—	—
Swaps - Credit Default(2)	(6,799,611)	—	(6,799,611)	—
Swaps - Interest Rate(2)	(43,813)	—	(43,813)	—
Swaps - Spreadlock(2)	(347,971)	—	(347,971)	—
TBA Sale Commitments	(163,415,090)	—	(163,415,090)	—

Total	$(174,767,946)	$(1,529,076)	$(173,238,870)	$—

(1)	For the six-month period ended June 30, 2015, investments valued at $24,775,863 were transferred from Level 1 to Level 2, and there were no transfers from Level 2 to Level 1. Investments are transferred between Level 1 and Level 2 for a variety of reasons including, but not limited to:

a)	Foreign equities for which a fair value price is more representative of exit value than the local market close (transfer into Level 2). Foreign equities for which the local market close is more representative of exit value (transfer into Level 1).

b)	U.S. Treasury securities that no longer represent the most recent issue (transfer into Level 2).

c)	Equity investments with no observable trading but a bid or mean price is used (transfer into Level 2). Equity investments using observable quoted prices in an active market (transfer into Level 1).

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$76,042,449	$76,042,449
Purchases	—	—
Sales	(11,671,365)	(11,671,365)
Accrued discounts/(premiums)	43,414	43,414
Total realized gain/(loss)	2,010,777	2,010,777
Net change in unrealized appreciation/depreciation	(1,931,314)	(1,931,314)
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(64,493,961)	(64,493,961)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

167

Hartford Ultrashort Bond HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.6%
		Asset-Backed - Automobile - 6.6%
$	1,724,784	Ally Automotive Receivables Trust 0.63%, 05/15/2017	$1,724,924
	1,885,000	0.75%, 02/21/2017	1,884,772
	126,913	AmeriCredit Automobile Receivables Trust 0.56%, 03/08/2017(1)	126,911
	1,568,817	ARI Fleet Lease Trust 0.49%, 01/15/2021(1)(2)	1,566,361
	574,208	Capital Automotive Receivables Asset Trust 0.68%, 05/20/2016	574,209
	2,000,000	0.99%, 10/20/2017	1,999,922
	211,246	CarMax Automotive Owner Trust 0.52%, 11/15/2016	211,239
	1,788,411	Chesapeake Funding LLC 0.60%, 03/07/2026(1)(2)	1,782,955
	1,985,000	Credit Acceptance Automotive Loan Trust 1.50%, 04/15/2021(2)	1,992,140
	4,894	DT Automotive Owner Trust 0.66%, 07/17/2017(2)	4,894
	1,506,848	Enterprise Fleet Financing LLC 0.68%, 09/20/2018(2)	1,506,611
	899,764	0.87%, 09/20/2019(2)	899,035
	1,284,484	1.06%, 03/20/2019(2)	1,286,222
	139,066	First Investors Automotive Owner Trust 0.89%, 09/15/2017(2)	139,062
	2,703,045	1.06%, 11/15/2018(2)	2,702,466
		Ford Credit Automotive Owner Trust
	262,704	0.48%, 11/15/2016	262,700
	1,611,862	0.57%, 10/15/2017	1,611,388
	1,144,806	0.76%, 09/15/2016	1,145,321
		M&T Bank Automotive Receivables Trust
	4,332,665	1.06%, 11/15/2017(2)	4,340,243
	4,250,000	1.57%, 08/15/2018(2)	4,279,503
		Mercedes-Benz Automotive Lease Trust
	3,980,000	0.61%, 12/17/2018	3,979,415
	1,831,680	0.62%, 07/15/2016	1,831,213
		Nissan Automotive Lease Trust
	584,985	0.61%, 04/15/2016	585,002
	855,338	0.75%, 06/15/2016	855,431
	4,000,000	1.04%, 10/15/2019	4,001,088
	1,070,877	Prestige Automotive Receivables Trust 0.97%, 03/15/2018(2)	1,071,711
	154,872	Santander Drive Automotive Receivables Trust 0.66%, 06/15/2017	154,854
		Westlake Automobile Receivables Trust
	1,174,340	0.70%, 05/15/2017(2)	1,173,607
	2,525,000	1.28%, 07/16/2018(2)	2,524,748
	567,724	Wheels SPV LLC 0.84%, 03/20/2023(2)	567,113
	4,250,000	World Omni Automobile Lease Securitization Trust 1.40%, 02/15/2019	4,269,852

			51,054,912

		Asset-Backed - Credit Card - 6.2%
		American Express Credit Account Master Trust
	1,520,000	0.98%, 05/15/2019	1,521,172
	1,485,000	1.26%, 01/15/2020	1,486,926
	2,995,000	Bank of America Credit Card Trust 0.57%, 06/15/2021(1)	2,993,209

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.6% - (continued)
		Asset-Backed - Credit Card - 6.2% - (continued)
$	1,085,000	Cabela’s Master Credit Card Trust 0.54%, 03/16/2020(1)	$1,085,380
	3,605,000	Capital One Multi-Asset Execution Trust 0.96%, 09/16/2019	3,604,456
		Chase Issuance Trust
	6,850,000	0.59%, 08/15/2017	6,850,020
	6,000,000	0.61%, 11/16/2020(1)	6,010,818
		Citibank Credit Card Issuance Trust
	3,660,000	0.51%, 11/07/2018(1)	3,658,159
	2,045,000	1.02%, 02/22/2019	2,044,053
	4,965,000	1.32%, 09/07/2018	4,989,999
		Golden Credit Card Trust
	4,465,000	0.44%, 02/15/2018(1)(2)	4,462,973
	3,125,000	0.53%, 03/15/2019(1)(2)	3,116,971
	3,275,000	0.79%, 09/15/2017(2)	3,276,451
	3,500,000	Synchrony Credit Card Master Note Trust 1.61%, 11/15/2020	3,511,875

			48,612,462

		Asset-Backed - Finance & Insurance - 5.0%
		Ally Master Owner Trust
	4,410,000	0.56%, 01/16/2018(1)	4,405,621
	4,380,000	0.66%, 01/15/2019(1)	4,379,128
	2,500,000	0.68%, 10/15/2019(1)	2,505,208
		CNH Equipment Trust
	193,433	0.49%, 03/15/2017	193,434
	164,236	0.86%, 09/15/2017	164,254
		Ford Credit Floorplan Master Owner Trust
	2,105,000	0.59%, 02/15/2019(1)	2,105,070
	2,450,000	0.85%, 01/15/2018	2,451,864
	6,500,000	GE Dealer Floorplan Master Note Trust 0.63%, 10/20/2017(1)	6,500,637
	1,150,000	GMF Floorplan Owner Revolving Trust 0.69%, 05/15/2020(1)(2)	1,150,478
		John Deere Owner Trust
	6,000,000	0.69%, 01/15/2019	6,003,624
	4,110,653	0.87%, 08/15/2017	4,116,034
	1,290,000	MMAF Equipment Finance LLC 0.96%, 09/18/2017(2)	1,290,654
	394,371	New York City Tax Lien 1.03%, 11/10/2027(2)	394,016
	690,000	Ocwen Freddie Advance Funding 2.06%, 11/15/2045(2)	690,000
	2,230,000	Volvo Financial Equipment LLC 0.82%, 04/16/2018(2)	2,226,664

			38,576,686

		Commercial Mortgage-Backed Securities - 3.3%
	1,456,846	Banc of America Commercial Mortgage, Inc. 5.33%, 09/10/2047(1)	1,464,219
		Bear Stearns Commercial Mortgage Securities, Inc.
	343,080	4.87%, 09/11/2042	342,809
	1,586,067	5.26%, 10/12/2042(1)	1,589,120
	2,700,860	5.54%, 09/11/2041	2,789,176
	2,459,819	5.90%, 09/11/2038(1)	2,522,126
		Citigroup/Deutsche Bank Commercial Mortgage Trust
	2,355,116	5.38%, 07/15/2044(1)	2,356,970
	1,634,210	5.48%, 01/15/2046(1)	1,646,163
	2,454,894	Cobalt CMBS Commercial Mortgage Trust 5.22%, 08/15/2048	2,553,230

The accompanying notes are an integral part of these financial statements.

168

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 21.6% - (continued)
		Commercial Mortgage-Backed Securities - 3.3% - (continued)
		Community or Commercial Mortgage Trust
$	1,130,000	0.99%, 03/15/2029(1)(2)	$1,128,715
	1,500,000	2.37%, 02/10/2029(2)	1,524,097
	2,595,152	Credit Suisse Mortgage Capital Certificates 5.47%, 09/15/2039	2,680,693
	1,857,602	Hilton USA Trust 1.19%, 11/05/2030(1)(2)	1,857,602
		JP Morgan Chase Commercial Mortgage Securities Corp.
	49,431	3.85%, 06/15/2043(2)	49,391
	1,101,647	4.92%, 10/15/2042(1)	1,102,341
	1,000,660	6.10%, 04/15/2045(1)	1,023,450
	711,303	Morgan Stanley Capital I Trust 5.36%, 11/14/2042(1)	711,562

			25,341,664

		Machinery - Construction & Mining - 0.1%
	622,662	Kubota Credit Owner Trust 0.58%, 02/15/2017(2)	622,401

		Transportation - 0.4%
		GE Equipment Transportation LLC
	226,387	0.61%, 06/24/2016	226,398
	3,000,000	0.92%, 09/25/2017	2,999,496

			3,225,894

		Total Asset & Commercial Mortgage Backed Securities (cost $167,661,120)	$167,434,019

CORPORATE BONDS - 47.6%
		Aerospace/Defense - 0.3%
$	2,300,000	Rockwell Collins, Inc. 0.64%, 12/15/2016(1)	$2,299,135

		Agriculture - 1.2%
	2,000,000	BAT International Finance plc 0.80%, 06/15/2018(1)(2)	1,998,822
	6,000,000	Philip Morris International, Inc. 2.50%, 05/16/2016	6,102,816
	1,425,000	Reynolds American, Inc. 2.30%, 06/12/2018	1,435,653

			9,537,291

		Auto Manufacturers - 4.6%
	6,000,000	American Honda Finance Corp. 0.77%, 10/07/2016(1)	6,023,322
	2,000,000	Daimler Finance NA LLC 0.70%, 03/02/2018(1)(2)	1,996,762
	2,000,000	Daimler Finance North America LLC 1.65%, 05/18/2018(2)	1,989,094
		Ford Motor Credit Co. LLC
	2,150,000	1.05%, 01/17/2017(1)	2,149,572
	2,500,000	1.12%, 03/12/2019(1)	2,480,907
	2,000,000	1.72%, 12/06/2017	1,989,616
	2,600,000	Harley-Davidson Financial Services, Inc. 3.88%, 03/15/2016(2)	2,652,988
		Nissan Motor Acceptance Corp.
	1,375,000	0.83%, 03/03/2017(1)(2)	1,380,002
	1,975,000	0.98%, 09/26/2016(1)(2)	1,984,439
	2,000,000	1.50%, 03/02/2018(2)	1,995,018
	1,000,000	PACCAR Financial Corp. 1.40%, 05/18/2018	998,431

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.6% - (continued)
		Auto Manufacturers - 4.6% - (continued)
$	1,500,000	PACCAR Financial Services Corp. 0.88%, 12/06/2018(1)	$1,505,966
		Toyota Motor Credit Corp.
	2,000,000	0.57%, 05/17/2016(1)	2,003,258
	1,850,000	0.60%, 01/12/2018(1)	1,850,448
	2,000,000	1.13%, 05/16/2017	2,004,424
	3,000,000	Volkswagen Group of America Finance LLC 0.75%, 05/22/2018(1)(2)	2,999,091

			36,003,338

		Beverages - 1.4%
	5,000,000	Anheuser-Busch InBev Worldwide, Inc. 0.68%, 02/01/2019(1)	4,936,720
	6,000,000	SABMiller Holdings, Inc. 0.97%, 08/01/2018(1)(2)	6,016,224

			10,952,944

		Chemicals - 0.2%
	2,000,000	Monsanto Co. 1.15%, 06/30/2017	1,987,932

		Commercial Banks - 23.2%
		Abbey National Treasury Services plc
	1,500,000	0.69%, 09/29/2017(1)	1,495,490
	3,000,000	0.80%, 03/13/2017(1)	2,996,658
	2,150,000	ABN Amro Bank N.V. 0.69%, 06/06/2016(1)(2)	2,150,189
	3,000,000	Australia & New Zealand Banking Group Ltd. 0.65%, 01/10/2017(1)(2)	3,003,603
		Bank of America Corp.
	2,000,000	1.32%, 01/15/2019(1)	2,017,962
	2,000,000	1.35%, 03/22/2018(1)	2,018,204
	2,000,000	1.70%, 08/25/2017	2,002,298
	1,280,000	2.00%, 01/11/2018	1,284,195
	720,000	5.65%, 05/01/2018	790,926
		Bank of Montreal
	4,000,000	0.80%, 07/15/2016(1)	4,015,232
	2,000,000	1.40%, 04/10/2018	1,987,834
	6,000,000	Bank of Nova Scotia 0.80%, 07/15/2016(1)	6,022,848
	2,000,000	Bank of Tokyo-Mitsubishi UFJ Ltd. 0.59%, 09/08/2017(1)(2)	1,993,756
	2,815,000	Barclays Bank plc 0.86%, 02/17/2017(1)	2,805,347
	2,500,000	BB&T Corp. 0.94%, 02/01/2019(1)	2,498,150
	5,000,000	BNP Paribas S.A. 0.88%, 12/12/2016(1)	5,009,710
	6,000,000	BPCE S.A. 1.13%, 02/10/2017(1)	6,033,066
	2,500,000	Branch Banking & Trust Co. 0.71%, 12/01/2016(1)	2,502,612
	6,000,000	Canadian Imperial Bank of Commerce 0.80%, 07/18/2016(1)	6,021,156
		Citigroup, Inc.
	2,500,000	0.95%, 11/15/2016(1)	2,504,037
	4,000,000	1.04%, 04/08/2019(1)	3,991,136
	2,000,000	Commonwealth Bank of Australia 0.78%, 09/20/2016(1)(2)	2,007,116
		Credit Agricole S.A.
	3,000,000	1.13%, 10/03/2016(1)(2)	3,014,919
	2,500,000	1.25%, 06/10/2020(1)(2)	2,496,550

The accompanying notes are an integral part of these financial statements.

169

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.6% - (continued)
		Commercial Banks - 23.2% - (continued)
		Credit Suisse New York
$	2,250,000	0.96%, 04/27/2018(1)	$2,249,993
	1,700,000	1.38%, 05/26/2017	1,698,739
	2,250,000	1.70%, 04/27/2018	2,234,320
		Deutsche Bank AG London
	2,000,000	0.89%, 02/13/2017(1)	1,997,008
	2,000,000	1.35%, 05/30/2017	1,986,598
		Fifth Third Bancorp
	2,500,000	0.79%, 11/18/2016(1)	2,503,557
	2,500,000	1.35%, 06/01/2017	2,492,515
		Goldman Sachs Group, Inc.
	2,000,000	1.37%, 11/15/2018(1)	2,017,716
	2,000,000	1.44%, 04/23/2020(1)	2,019,530
	3,000,000	1.48%, 04/30/2018(1)	3,031,647
	3,000,000	HSBC Bank plc 0.91%, 05/15/2018(1)(2)	3,012,699
	3,000,000	Huntington National Bank 0.70%, 04/24/2017(1)	2,992,656
		ING Bank N.V.
	2,300,000	0.84%, 03/16/2018(1)(2)	2,301,783
	3,000,000	1.92%, 09/25/2015(1)(2)	3,010,146
		JP Morgan Chase & Co.
	1,500,000	0.79%, 03/01/2018(1)	1,495,536
	1,500,000	0.90%, 02/26/2016(1)	1,502,048
	3,000,000	0.91%, 01/28/2019(1)	2,994,651
	1,600,000	Key Bank NA 0.80%, 06/01/2018(1)	1,600,912
	2,000,000	Lloyds Bank plc 0.81%, 03/16/2018(1)	1,999,412
		Manufacturers & Traders Trust Co.
	3,000,000	0.65%, 01/30/2017(1)	2,993,112
	1,500,000	1.40%, 07/25/2017	1,497,885
		Morgan Stanley
	3,000,000	1.13%, 01/24/2019(1)	2,998,878
	1,525,000	1.53%, 02/25/2016(1)	1,533,244
	1,275,000	5.95%, 12/28/2017	1,401,499
		Nordea Bank AB
	3,000,000	0.64%, 04/04/2017(1)(2)	3,002,085
	3,000,000	0.74%, 05/13/2016(1)(2)	3,010,302
	7,500,000	PNC Bank NA 1.15%, 11/01/2016	7,509,675
		Royal Bank of Canada
	3,000,000	0.61%, 01/23/2017(1)	3,001,785
	3,000,000	0.65%, 03/08/2016(1)	3,006,495
	2,000,000	Santander Bank NA 1.21%, 01/12/2018(1)	1,997,998
	3,000,000	Societe Generale S.A. 1.36%, 10/01/2018(1)	3,046,008
	2,000,000	Standard Chartered plc 0.91%, 04/17/2018(1)(2)	1,998,898
	3,000,000	Sumitomo Mitsui Banking Corp. 0.70%, 01/10/2017(1)	2,999,976
	3,000,000	SunTrust Banks, Inc. 0.71%, 02/15/2017(1)	2,997,036
	6,000,000	Svenska Handelsbanken AB 0.75%, 09/23/2016(1)	6,019,956
		Toronto-Dominion Bank
	3,000,000	0.52%, 05/02/2017(1)	2,998,233
	3,000,000	0.74%, 09/09/2016(1)	3,010,488

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.6% - (continued)
		Commercial Banks - 23.2% - (continued)
$	875,000	U.S. Bancorp 0.76%, 11/15/2018(1)	$877,574
	6,000,000	UBS AG Stamford CT 5.88%, 12/20/2017	6,600,708
	2,000,000	Wells Fargo & Co. 1.15%, 06/02/2017	1,994,938
	1,450,000	Wells Fargo Bank NA 0.43%, 06/02/2016(1)	1,450,518

			179,751,751

		Diversified Financial Services - 3.1%
		American Express Credit Corp.
	1,500,000	0.79%, 07/29/2016(1)	1,502,217
	2,500,000	0.84%, 03/18/2019(1)	2,490,622
	1,500,000	1.13%, 06/05/2017	1,494,352
		Capital One Bank
	2,500,000	1.15%, 11/21/2016	2,491,160
	1,500,000	1.30%, 06/05/2017	1,490,699
		General Electric Capital Corp.
	2,000,000	0.55%, 05/15/2017(1)	2,003,196
	3,000,000	0.99%, 04/02/2018(1)	3,036,786
	3,750,000	Macquarie Bank Ltd. 1.28%, 01/31/2017(1)(2)	3,767,434
	4,000,000	National Rural Utilities Cooperative Finance Corp. 0.58%, 11/23/2016(1)	4,004,668
	1,700,000	Synchrony Financial 1.51%, 02/03/2020(1)	1,707,485

			23,988,619

		Electric - 1.3%
	6,000,000	Duke Energy Indiana, Inc. 0.63%, 07/11/2016(1)	6,004,260
	905,000	Exelon Corp. 1.55%, 06/09/2017	906,286
	3,165,000	NSTAR Electric Co. 0.52%, 05/17/2016(1)	3,158,078

			10,068,624

		Electronics - 0.2%
	1,450,000	Thermo Fisher Scientific, Inc. 1.30%, 02/01/2017	1,447,592

		Gas - 0.5%
	4,000,000	Dominion Gas Holdings LLC 1.05%, 11/01/2016	3,993,716

		Healthcare-Products - 0.5%
	1,820,000	Medtronic, Inc. 1.50%, 03/15/2018(2)	1,815,883
	1,750,000	Zimmer Holdings, Inc. 1.45%, 04/01/2017	1,750,592

			3,566,475

		Home Furnishings - 0.3%
	2,645,000	Whirlpool Corp. 1.35%, 03/01/2017	2,652,782

		Insurance - 1.9%
	3,500,000	New York Life Global Funding 1.13%, 03/01/2017(2)	3,497,148
	3,500,000	Pricoa Global Funding I 1.15%, 11/25/2016(2)	3,499,037

The accompanying notes are an integral part of these financial statements.

170

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.6% - (continued)
		Insurance - 1.9% - (continued)
		Principal Life Global Funding II
$	2,000,000	1.13%, 02/24/2017(2)	$1,997,254
	1,450,000	1.20%, 05/19/2017(2)	1,449,198
	4,000,000	Prudential Financial, Inc. 1.05%, 08/15/2018(1)	4,025,696

			14,468,333

		IT Services - 0.4%
	3,000,000	Hewlett-Packard Co. 1.22%, 01/14/2019(1)	2,957,844

		Machinery - Construction & Mining - 0.3%
	2,175,000	Caterpillar Financial Services Corp. 0.51%, 03/03/2017(1)	2,178,093

		Media - 0.9%
	3,000,000	NBCUniversal Enterprise, Inc. 0.96%, 04/15/2018(1)(2)	3,013,623
		Thomson Reuters Corp.
	700,000	0.88%, 05/23/2016	698,582
	3,000,000	1.30%, 02/23/2017	2,993,016

			6,705,221

		Oil & Gas - 2.5%
		BP Capital Markets plc
	3,000,000	0.70%, 11/07/2016(1)	2,999,070
	4,000,000	0.91%, 09/26/2018(1)	4,009,884
	2,345,000	1.67%, 02/13/2018	2,353,219
	3,000,000	ConocoPhillips Co. 0.61%, 05/15/2018(1)	2,999,100
	4,250,000	Devon Energy Corp. 0.83%, 12/15/2016(1)	4,200,985
	3,000,000	Statoil ASA 0.74%, 11/08/2018(1)	2,995,914

			19,558,172

		Pharmaceuticals - 2.1%
		Actavis Funding SCS
	2,000,000	1.30%, 06/15/2017	1,986,494
	4,700,000	1.37%, 03/12/2018(1)	4,719,679
	1,750,000	Baxalta, Inc. 1.06%, 06/22/2018(1)(2)	1,749,477
	2,000,000	Bayer US Finance LLC 0.56%, 10/06/2017(1)(2)	1,995,954
	1,500,000	Express Scripts Holding Co. 1.25%, 06/02/2017	1,492,972
	3,300,000	McKesson Corp. 1.29%, 03/10/2017	3,295,189
	935,000	Perrigo Co. Ltd. 1.30%, 11/08/2016	931,042

			16,170,807

		Pipelines - 0.5%
		Enbridge, Inc.
	1,800,000	0.73%, 06/02/2017(1)	1,778,450
	2,000,000	0.93%, 10/01/2016(1)	1,996,790

			3,775,240

		Real Estate Investment Trusts - 0.6%
		Ventas Realty L.P.
	570,000	1.25%, 04/17/2017	568,598
	4,000,000	1.55%, 09/26/2016	4,014,744

			4,583,342

Shares or Principal Amount			Market Value†
CORPORATE BONDS - 47.6% - (continued)
		Retail - 0.3%
$	2,585,000	CVS Health Corp. 1.20%, 12/05/2016	$2,588,622

		Software - 0.1%
	405,000	Fidelity National Information Services, Inc. 1.45%, 06/05/2017	404,086

		Telecommunications - 1.1%
		British Telecommunications plc
	1,190,000	1.25%, 02/14/2017	1,188,113

	3,135,000	1.63%, 06/28/2016	3,150,929

	4,000,000	Verizon Communications, Inc. 2.04%, 09/14/2018(1)	4,138,180

			8,477,222

		Trucking & Leasing - 0.1%
	1,145,000	GATX Corp. 1.25%, 03/04/2017	1,141,622

		Total Corporate Bonds (cost $369,311,101)	$369,258,803

	MUNICIPAL BONDS - 0.7%
		Education - 0.2%
	2,000,000	New Jersey State Econ DA 1.10%, 06/15/2016	$1,987,420

		General - 0.2%
	1,750,000	State of Illinois 5.13%, 07/01/2017	1,833,142

		Transportation - 0.3%
	2,000,000	New Jersey Transit Corp. 0.80%, 09/15/2015	2,000,280

		Total Municipal Bonds (cost $5,864,129)	$5,820,842

U.S. GOVERNMENT AGENCIES - 14.3%
		FFCB - 10.5%
$	20,000,000	0.45%, 04/18/2016	$20,020,420
	27,000,000	0.45%, 09/08/2016	27,008,721
	34,150,000	0.50%, 06/27/2016	34,198,220
			81,227,361
		FHLMC - 0.9%
	7,165,000	0.63%, 11/01/2016	7,178,614

		FNMA - 2.9%
	10,049,000	0.50%, 09/28/2015	10,047,131
	12,500,000	0.50%, 03/30/2016	12,517,337

			22,564,468

		Total U.S. Government Agencies (cost $110,933,079)	$110,970,443

U.S. GOVERNMENT SECURITIES - 13.9%
		Other Direct Federal Obligations - 13.9%
		FHLB - 13.9%
$	23,000,000	0.34%, 01/25/2016	$23,013,731
	5,580,000	0.33%, 06/17/2016	5,573,845
	22,250,000	0.32%, 03/18/2016	22,272,139
	12,500,000	1.00%, 03/11/2016	12,553,950
	38,660,000	0.38%, 06/24/2016	38,657,371

The accompanying notes are an integral part of these financial statements.

171

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 13.9% - (continued)
		Other Direct Federal Obligations - 13.9% - (continued)
$	5,500,000	3.13%, 03/11/2016	$5,607,327

			107,678,363

		Total U.S. Government Securities (cost $107,606,028)	$107,678,363

		Total Long-Term Investments (cost $761,375,457)	$761,162,470

	SHORT-TERM INVESTMENTS - 1.9%
		Other Investment Pools & Funds - 1.9%
	14,993,915	Fidelity Money Market Class 1	$14,993,915

		Total Short-Term Investments (cost $14,993,915)	$14,993,915

Total Investments (cost $776,369,372)^	100.0%	$776,156,385
Other Assets and Liabilities	0.0%	(362,377)

Total Net Assets	100.0%	$775,794,008

The accompanying notes are an integral part of these financial statements.

172

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $776,369,372 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$630,381
Unrealized Depreciation	(843,368)

Net Unrealized Depreciation	$(212,987)

(1)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2015.

(2)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities was $124,426,578, which represents 16.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
FFCB	Federal Farm Credit Bank
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
Municipal Abbreviations:
DA	Development Authority

The accompanying notes are an integral part of these financial statements.

173

Hartford Ultrashort Bond HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$167,434,019	$—	$167,434,019	$—
Corporate Bonds	369,258,803	—	369,258,803	—
Municipal Bonds	5,820,842	—	5,820,842	—
U.S. Government Agencies	110,970,443	—	110,970,443	—
U.S. Government Securities	107,678,363	—	107,678,363	—
Short-Term Investments	14,993,915	14,993,915	—	—

Total	$776,156,385	$14,993,915	$761,162,470	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$3,787,652	$3,787,652
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(3,787,652)	(3,787,652)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $(0).

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

174

Hartford U.S. Government Securities HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.7%
		Asset-Backed - Automobile - 2.7%
$	2,595,000	Capital Automotive Receivables Asset Trust 2.22%, 01/22/2019	$2,620,423
	30,603	Carfinance Capital Automotive Trust 1.65%, 07/17/2017(1)	30,612
	3,595,000	Credit Acceptance Automotive Loan Trust 2.21%, 09/15/2020(1)	3,610,890
	3,430,000	Drive Auto Receivables Trust 2.12%, 06/17/2019(1)	3,429,588
	1,240,000	Huntington Automotive Trust 1.07%, 02/15/2018	1,237,572
	3,350,000	Westlake Automobile Receivables Trust 3.40%, 01/15/2021(1)	3,349,665

			14,278,750

		Asset-Backed - Credit Card - 0.8%
	4,180,000	Cabela’s Master Credit Card Trust 0.64%, 07/15/2022(2)	4,171,636

		Asset-Backed - Finance & Insurance - 10.0%
	3,385,000	Apidos CLO 1.77%, 04/17/2026(1)(2)	3,381,953
		Ares CLO Ltd.
	4,755,000	1.73%, 04/20/2023(1)(2)	4,700,793
	3,135,000	1.80%, 04/17/2026(1)(2)	3,135,314
	1,205,000	Avalon IV Capital Ltd. 2.12%, 04/17/2023(1)(2)	1,203,554
	3,710,667	Cal Funding II Ltd. 3.47%, 10/25/2027(1)	3,716,826
	4,085,000	Dryden Senior Loan Fund 1.63%, 04/18/2026(1)(2)	4,071,111
	2,000,000	Flatiron CLO Ltd. 2.17%, 07/17/2026(1)(2)	1,997,400
	695,000	Ford Credit Floorplan Master Owner Trust 2.32%, 01/15/2019	705,161
	3,400,000	ING Investment Management CLO Ltd. 2.14%, 03/14/2022(1)(2)	3,395,580
	3,400,000	Limerock CLO 1.78%, 04/18/2026(1)(2)	3,398,640
	2,990,000	Magnetite CLO Ltd. 2.23%, 07/25/2026(1)(2)	2,986,113
	1,815,000	Nationstar Agency Advance Funding Trust 1.89%, 02/18/2048(1)	1,783,056
	1,885,000	Ocwen Freddie Advance Funding 2.06%, 11/15/2045(1)	1,885,000
	3,395,809	SpringCastle America Funding LLC 2.70%, 05/25/2023(1)	3,416,829
		Springleaf Funding Trust
	2,890,000	2.41%, 12/15/2022(1)	2,893,613
	4,720,000	3.16%, 11/15/2024(1)	4,775,993
	1,350,053	Structured Asset Securities Corp. 1.69%, 02/25/2033(2)	1,345,981
	3,473,000	TAL Advantage LLC 2.83%, 02/22/2038(1)	3,455,649
	1,370,000	Voya CLO Ltd. 1.73%, 07/17/2026(1)(2)	1,369,178

			53,617,744

		Asset-Backed - Home Equity - 0.2%
	157,052	Master Asset Backed Securities Trust 2.89%, 05/25/2033(2)	152,987
	1,193,522	Morgan Stanley Asset Backed Securities Capital I 1.69%, 11/25/2032(2)	1,177,443

			1,330,430

Shares or Principal Amount			Market Value†
ASSET & COMMERCIAL MORTGAGE BACKED SECURITIES - 18.7% - (continued)
		Commercial Mortgage-Backed Securities - 0.4%
$	2,050,000	FREMF Mortgage Trust 3.95%, 06/25/2047(1)(2)	$2,127,505

		Whole Loan Collateral CMO - 4.6%
	4,834,212	LSTAR Securities Investment Trust 2.18%, 05/01/2020(1)(2)	4,787,378
	2,636,617	Morgan Stanley Dean Witter Capital I 1.70%, 03/25/2033(2)	2,467,470
	2,337,481	Sequoia Mortgage Trust 0.42%, 02/20/2035(2)	2,196,678
		Springleaf Mortgage Loan Trust
	2,543,578	1.27%, 06/25/2058(1)(2)	2,540,449
	2,311,996	1.57%, 12/25/2059(1)(2)	2,316,569
	3,157,419	Thornburg Mortgage Securities Trust 2.23%, 04/25/2045(2)	3,172,142
		WaMu Mortgage Pass-Through Certificates
	2,227,915	2.16%, 03/25/2033(2)	2,230,179
	2,592,133	2.33%, 10/25/2035(2)	2,492,232
	2,463,199	Wells Fargo Mortgage Backed Securities Trust 2.51%, 09/25/2033(2)	2,456,267

			24,659,364

		Total Asset & Commercial Mortgage Backed Securities (cost $99,474,622)	$100,185,429

MUNICIPAL BONDS - 0.6%
		Power - 0.6%
$	2,920,000	Utility Debt Securitization Auth, New York 3.44%, 12/15/2025	$3,021,032

		Total Municipal Bonds (cost $2,919,836)	$3,021,032

U.S. GOVERNMENT AGENCIES - 53.3%
		FHLMC - 8.9%
$	5,887,702	0.56%, 04/25/2020(2)	$5,914,279
	11,559,136	1.57%, 01/25/2022	11,490,544
	4,709,923	2.55%, 06/01/2042(2)	4,887,795
	6,000,000	3.50%, 11/15/2025	6,386,436
	1,600,000	3.50%, 07/01/2045(3)	1,646,000
	112,671	4.50%, 12/01/2018	117,343
	9,260	5.50%, 06/01/2034	10,418
	73,611	5.50%, 10/01/2035	82,526
	125,206	5.50%, 04/01/2037	140,118
	1,593,359	5.50%, 12/01/2037	1,783,460
	547,535	5.50%, 04/01/2038	612,626
	37,742	5.50%, 05/01/2038	42,257
	3,147,204	5.50%, 08/01/2038	3,521,357
	15,418	5.50%, 08/01/2038	17,467
	6,174	5.50%, 12/01/2039	6,908
	78,978	6.00%, 10/01/2021	89,297
	103,331	6.00%, 10/01/2022	116,908
	119,488	6.00%, 01/01/2028	136,081
	43,513	6.00%, 04/15/2028	49,301
	77,155	6.00%, 05/15/2028(4)	87,840
	7,170	6.00%, 11/15/2028	8,180
	82,690	6.00%, 11/15/2028	94,091
	168,417	6.00%, 12/15/2028	191,597
	235,214	6.00%, 01/15/2029	267,136
	118,105	6.00%, 01/15/2029	135,091

The accompanying notes are an integral part of these financial statements.

175

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 53.3% - (continued)
		FHLMC - 8.9% - (continued)
$	48,505	6.00%, 02/15/2029	$55,422
	34,659	6.00%, 02/15/2029	39,495
	91,678	6.00%, 03/15/2029	103,980
	56,292	6.00%, 05/15/2029	64,245
	15,009	6.00%, 06/15/2029	17,157
	3,872	6.00%, 03/15/2031	4,421
	147,955	6.00%, 04/15/2031	168,238
	16,967	6.00%, 04/15/2031	19,305
	79,283	6.00%, 10/15/2031	90,462
	93,062	6.00%, 12/01/2031	106,194
	592,647	6.00%, 12/15/2031(4)	675,234
	734,679	6.00%, 12/15/2031	836,148
	30,117	6.00%, 05/15/2032	34,119
	1,683,157	6.00%, 06/15/2032	1,909,712
	41,839	6.00%, 09/15/2032	47,728
	1,362,542	6.00%, 09/15/2032	1,537,980
	127,328	6.00%, 10/15/2032	145,907
	1,019	6.00%, 11/01/2032	1,167
	93,859	6.00%, 11/15/2032	106,998
	16,603	6.00%, 04/01/2033	18,795
	30,673	6.00%, 09/01/2034	34,827
	23,449	6.50%, 02/01/2017	24,218
	11,878	6.50%, 04/01/2028	13,604
	528,962	6.50%, 08/15/2028	590,756
	1,501,056	6.50%, 05/15/2032	1,748,007
	175,652	6.50%, 08/01/2032	202,924
	28,773	6.50%, 09/01/2032	32,953
	379,022	6.50%, 09/01/2032	446,935
	29,607	7.00%, 10/01/2026	31,170
	3,670	7.00%, 03/01/2027	4,066
	4,004	7.00%, 03/01/2027	4,706
	4,805	7.00%, 12/01/2027	4,989
	1,632	7.00%, 02/01/2029	1,946
	1,267	7.00%, 05/01/2029	1,475
	2,194	7.00%, 09/01/2029	2,474
	844	7.00%, 02/01/2031	1,011
	139,060	7.00%, 04/01/2032	164,292
	64,569	7.00%, 05/01/2032	66,650
	94,757	7.00%, 06/01/2032	111,679
	151,569	7.00%, 11/01/2032	178,967
	5,105	7.50%, 05/01/2024	5,986
	896	7.50%, 06/01/2024	912
	2,269	7.50%, 06/01/2025	2,431
	514	8.00%, 08/01/2024	576
	758	8.00%, 08/01/2024	851
	265	8.00%, 08/01/2024	272
	5,015	8.00%, 08/01/2024	5,171
	6,085	8.00%, 09/01/2024	6,433
	235	8.00%, 10/01/2024	266
	950	8.00%, 10/01/2024	965
	8,644	8.00%, 10/01/2024	9,186
	571	8.50%, 10/01/2024	573
	6,093	10.00%, 11/01/2020	6,178

			47,525,212

		FNMA - 34.9%
	8,232,875	1.49%, 03/01/2018	8,266,763
	3,545,000	2.22%, 10/01/2022	3,500,681
	1,809,645	2.25%, 10/01/2022	1,787,710
	6,376,023	2.25%, 10/01/2022	6,289,030
	3,570,000	2.31%, 10/01/2022	3,538,569

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 53.3% - (continued)
		FNMA - 34.9% - (continued)
$	920,000	2.36%, 06/01/2019	$940,465
	1,080,000	2.52%, 10/01/2022	1,085,284
	2,061,839	2.56%, 01/01/2019	2,123,176
	1,560,023	2.65%, 07/01/2019	1,605,964
	1,285,303	2.72%, 05/01/2021	1,318,937
	271,050	2.83%, 05/01/2021	280,163
	3,805,319	3.00%, 03/01/2043	3,810,415
	2,124,412	3.00%, 08/01/2043	2,125,283
	11,929,486	3.00%, 08/01/2043	11,934,394
	26,300,000	3.00%, 07/01/2045(3)	26,201,888
	63,488	3.05%, 10/01/2020	66,348
	7,847,278	3.11%, 10/01/2021	8,200,264
	629,123	3.25%, 04/01/2021	663,366
	961,034	3.25%, 11/01/2021	1,007,666
	300,022	3.27%, 05/01/2021	316,637
	329,996	3.39%, 11/01/2020	349,372
	277,905	3.41%, 11/01/2020	294,467
	6,716,487	3.50%, 10/01/2020	7,145,256
	232,406	3.50%, 11/01/2020	247,264
	948,625	3.50%, 11/01/2021	1,008,238
	4,100,000	3.50%, 07/01/2030(3)	4,324,026
	12,250,000	3.50%, 07/01/2045(3)	12,624,200
	7,636,120	3.74%, 06/01/2018	8,088,333
	11,000,000	4.00%, 07/01/2045(3)	11,654,284
	16,900,000	4.50%, 07/01/2045(3)	18,270,485
	128,196	5.00%, 08/01/2018	134,198
	356,766	5.00%, 10/01/2018	373,468
	274,797	5.00%, 06/01/2025	301,119
	16,700,000	5.00%, 07/01/2045(3)	18,448,281
	2	5.50%, 08/01/2015	2
	59,832	5.50%, 11/01/2016	60,948
	45,074	5.50%, 10/01/2017	46,796
	36,503	5.50%, 12/01/2017	37,914
	193,097	5.50%, 04/01/2018	201,155
	118,549	5.50%, 06/01/2018	122,874
	10,458	5.50%, 07/01/2018	10,990
	1,344,273	5.50%, 08/01/2019	1,432,648
	412,415	6.00%, 10/01/2023	467,568
	51,870	6.00%, 10/25/2028	58,913
	18,957	6.00%, 11/25/2028	21,591
	78,454	6.00%, 04/25/2029	89,169
	1,135	6.00%, 05/01/2029	1,302
	63,820	6.00%, 05/25/2029	72,475
	53,646	6.00%, 06/25/2029	60,994
	67,334	6.00%, 07/25/2029	76,568
	42,332	6.00%, 07/25/2029	48,149
	116,336	6.00%, 05/25/2031(4)	132,402
	491,831	6.00%, 05/25/2031(4)	562,736
	200,795	6.00%, 09/25/2031	230,045
	38,525	6.00%, 11/25/2031	43,837
	9,030	6.00%, 11/25/2031	10,295
	293,765	6.00%, 12/25/2031	333,404
	443,467	6.00%, 12/25/2031	500,703
	433,022	6.00%, 01/01/2032	496,026
	467	6.00%, 04/01/2032	531
	627	6.00%, 05/01/2032	716
	3,062	6.00%, 09/25/2032	3,351
	157,271	6.00%, 11/01/2032	178,466
	75,168	6.00%, 02/01/2033	85,992
	440,554	6.00%, 03/01/2033	504,233

The accompanying notes are an integral part of these financial statements.

176

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 53.3% - (continued)
		FNMA - 34.9% - (continued)
$	1,024,902	6.00%, 05/01/2033	$1,174,948
	411,245	6.00%, 05/01/2033	470,748
	19,883	6.00%, 08/01/2034	22,582
	276,975	6.00%, 01/01/2035	316,541
	4,917,297	6.00%, 02/01/2037	5,595,092
	61	6.50%, 04/01/2024	70
	241	6.50%, 04/01/2027	277
	19,646	6.50%, 04/01/2028	22,562
	338	6.50%, 05/01/2028	389
	8,295	6.50%, 10/01/2028	9,568
	4,367	6.50%, 10/01/2028	5,015
	132,676	6.50%, 11/01/2028	154,015
	84,462	6.50%, 11/01/2028	96,998
	26,319	6.50%, 11/01/2028	30,225
	124,574	6.50%, 12/01/2028	144,322
	629,596	6.50%, 06/25/2029(4)	699,106
	438,410	6.50%, 08/01/2029	503,475
	27	6.50%, 09/01/2029	31
	996	6.50%, 11/01/2030	1,144
	8,945	6.50%, 05/01/2031	10,272
	325,520	6.50%, 10/25/2031	366,638
	268,025	6.50%, 08/01/2032	307,803
	1,685,978	6.50%, 08/01/2032	1,936,197
	72,318	6.50%, 09/01/2032	83,051
	92	7.00%, 10/01/2015	92
	677	7.00%, 03/01/2016	685
	323	7.00%, 04/01/2016	328
	210	7.00%, 08/01/2016	214
	28,880	7.00%, 06/01/2017	29,246
	431	7.00%, 06/01/2017	438
	1,250	7.00%, 11/01/2031	1,367
	400	7.00%, 12/01/2031	418
	246,654	7.00%, 02/01/2032	294,645
	81,893	7.00%, 02/01/2032	89,144
	13,900	7.50%, 06/01/2023	15,784
	3,094	8.00%, 10/01/2029	3,538
	11,486	8.00%, 03/01/2030	11,593
	251	8.00%, 03/01/2030	286
	10,049	8.00%, 04/01/2030	12,418
	80	8.00%, 04/01/2030	93
	37	8.00%, 06/01/2030	37
	26,065	8.00%, 10/01/2030	31,650
	29,165	8.00%, 12/01/2030	34,032
	765	8.50%, 04/01/2017	795
	308	9.00%, 08/01/2020	339
	775	9.00%, 09/01/2021	866
	23,144	9.00%, 09/01/2021	23,481

			186,721,345

		GNMA - 9.5%
	13,700,000	3.50%, 07/01/2045(3)	14,218,568
	25,900,000	4.00%, 07/01/2045(3)	27,447,427
	1,503,730	5.00%, 01/20/2034	1,684,675
	1,709,054	5.50%, 09/20/2033	1,877,838
	744,985	6.00%, 01/15/2033	868,266
	183,095	6.00%, 02/15/2033	213,976
	318,328	6.00%, 02/15/2033	372,092
	64,912	6.50%, 12/15/2028	75,369
	47,203	6.50%, 05/15/2029	55,664
	726,743	6.50%, 05/16/2031	849,881
	62,389	6.50%, 09/15/2031	71,172

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT AGENCIES - 53.3% - (continued)
		GNMA - 9.5% - (continued)
$	273,117	6.50%, 10/15/2031	$311,568
	305,748	6.50%, 11/15/2031	348,792
	43,115	6.50%, 11/15/2031	49,212
	110,068	6.50%, 11/15/2031	125,564
	199,981	6.50%, 01/15/2032	228,370
	217,475	6.50%, 01/15/2032	253,022
	23,074	7.00%, 06/20/2030	25,634
	23,956	7.00%, 05/15/2032	28,499
	49,714	7.00%, 07/15/2032	56,390
	91,833	7.00%, 09/15/2032	97,504
	39,307	7.00%, 09/15/2032	45,387
	806,093	7.00%, 10/15/2032	949,109
	2,633	7.50%, 04/15/2022	2,643
	4,670	7.50%, 01/15/2023	4,735
	331	7.50%, 05/15/2023	355
	752	7.50%, 05/15/2023	834
	6,986	7.50%, 06/15/2023	7,704
	848	7.50%, 07/15/2023	856
	1,122	7.50%, 07/15/2023	1,127
	997	7.50%, 08/15/2023	1,102
	1,295	7.50%, 08/15/2023	1,341
	3,929	7.50%, 08/15/2023	3,945
	199	7.50%, 08/15/2023	210
	11,055	7.50%, 08/15/2023	11,099
	2,580	7.50%, 08/15/2023	2,830
	8,175	7.50%, 09/15/2023	8,268
	5,687	7.50%, 10/15/2023	6,304
	10,667	7.50%, 10/15/2023	11,118
	23,775	7.50%, 11/15/2023	26,127
	4,086	7.50%, 11/15/2023	4,166
	327	7.50%, 11/15/2023	332
	2,409	7.50%, 12/15/2023	2,439
	8,189	7.50%, 12/15/2023	8,621
	10,991	7.50%, 02/15/2024	11,517
	3,278	7.50%, 04/15/2024	3,352
	238	7.50%, 05/15/2024	263
	3,794	7.50%, 05/15/2024	3,861
	109,134	7.50%, 07/15/2027	125,024
	67,252	7.50%, 04/20/2030	82,784
	136	8.50%, 09/15/2019	137
	10,734	8.50%, 09/15/2024	12,234
	1,322	8.50%, 06/15/2029	1,421
	206	8.50%, 09/15/2029	208
	6,743	8.50%, 10/15/2029	7,367
	2,951	8.50%, 01/15/2030	3,438
	9,088	8.50%, 02/15/2030	9,230
	1,003	8.50%, 03/15/2030	1,095

			50,622,066

		Total U.S. Government Agencies (cost $281,176,433)	$284,868,623

U.S. GOVERNMENT SECURITIES - 34.2%
		Other Direct Federal Obligations - 23.0%
		FHLB - 23.0%
$	16,335,000	1.75%, 12/14/2018	$16,615,815
	4,825,000	1.88%, 08/01/2019	4,827,268
	20,665,000	4.13%, 03/13/2020	22,943,233
	26,000,000	5.25%, 12/09/2022	30,864,626
	45,500,000	5.38%, 05/18/2016	47,497,268

			122,748,210

The accompanying notes are an integral part of these financial statements.

177

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount			Market Value†
U.S. GOVERNMENT SECURITIES - 34.2% - (continued)
		U.S. Treasury Securities - 11.2%
		U.S. Treasury Notes - 11.2%
$	5,700,000	1.38%, 04/30/2020	$5,637,654
	53,585,000	1.50%, 01/31/2019	54,074,821

			59,712,475

		Total U.S. Government Securities (cost $178,810,068)	$182,460,685

		Total Long-Term Investments (cost $562,380,959)	$570,535,769

SHORT-TERM INVESTMENTS - 18.1%
		Other Investment Pools & Funds - 18.1%
	96,700,726	Fidelity Money Market Class 1	$96,700,726

		Total Short-Term Investments (cost $96,700,726)	$96,700,726

Total Investments (cost $659,081,685)^	124.9%	$667,236,495
Other Assets and Liabilities	(24.9)%	(133,217,819)

Total Net Assets	100.0%	$534,018,676

The accompanying notes are an integral part of these financial statements.

178

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group indices and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $659,142,231 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$8,947,124
Unrealized Depreciation	(852,860)

Net Unrealized Appreciation	$8,094,264

(1)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, these holdings are determined to be liquid. At June 30, 2015, the aggregate value of these securities were $73,759,258, which represents 13.8% of total net assets.

(2)	Variable rate securities; the rate reported is the coupon rate in effect at June 30, 2015.

(3)	Represents or includes a TBA transaction.

(4)	Z-Tranche securities pay no principal or interest during their initial accrual period, but accrue additional principal at a specified coupon rate.

Futures Contracts Outstanding at June 30, 2015
Description	Number of Contracts	Expiration Date	Notional Amount	Market Value†	Unrealized Appreciation/ (Depreciation)
Long position contracts:
U.S. Treasury 10-Year Note Future	333	09/21/2015	$42,296,020	$42,015,234	$(280,786)
U.S. Treasury 2-Year Note Future	120	09/30/2015	26,221,181	26,272,500	51,319
U.S. Treasury 5-Year Note Future	147	09/30/2015	17,461,121	17,530,899	69,778
U.S. Treasury Long Bond Future	5	09/21/2015	753,349	754,219	870

Total					$(158,819)

Total futures contracts					$(158,819)

TBA Sale Commitments Outstanding at June 30, 2015
Description	Principal Amount	Maturity Date	Market Value†	Unrealized Appreciation/ (Depreciation)
FHLMC, 5.50%	$5,800,000	07/01/2045	$6,500,078	$35,797
GNMA, 3.00%	26,300,000	07/01/2045	26,548,617	(149,992)

Total			$33,048,695	$(114,195)

At June 30, 2015, the aggregate market value of these securities represents (6.2)% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
TBA	To Be Announced

The accompanying notes are an integral part of these financial statements.

179

Hartford U.S. Government Securities HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Asset & Commercial Mortgage Backed Securities	$100,185,429	$—	$100,185,429	$—
Municipal Bonds	3,021,032	—	3,021,032	—
U.S. Government Agencies	284,868,623	—	284,868,623	—
U.S. Government Securities	182,460,685	—	182,460,685	—
Short-Term Investments	96,700,726	96,700,726	—	—
Futures Contracts(2)	121,967	121,967	—	—

Total	$667,358,462	$96,822,693	$570,535,769	$—

Liabilities
Futures Contracts(2)	$(280,786)	$(280,786)	$—	$—
TBA Sale Commitments	(33,048,695)	—	(33,048,695)	—

Total	$(33,329,481)	$(280,786)	$(33,048,695)	$—

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/depreciation on the investments.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Asset & Commercial Mortgage Backed Securities	Total
Beginning balance	$15,253,099	$15,253,099
Purchases	—	—
Sales	(1,429,940)	(1,429,940)
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	9,940	9,940
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	(13,833,099)	(13,833,099)

Ending balance	$—	$—

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

180

Hartford Value HLS Fund

Schedule of Investments

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4%
	Banks - 14.2%
270,295	Citigroup, Inc.	$14,931,096
343,712	JP Morgan Chase & Co.	23,289,925
57,380	M&T Bank Corp.	7,168,483
137,650	PNC Financial Services Group, Inc.	13,166,223
430,575	Wells Fargo & Co.	24,215,538

		82,771,265

	Capital Goods - 10.2%
40,645	3M Co.	6,271,523
142,435	Eaton Corp. plc	9,612,938
167,700	Fortune Brands Home & Security, Inc.	7,684,014
388,530	General Electric Co.	10,323,242
56,330	Illinois Tool Works, Inc.	5,170,531
87,285	Ingersoll-Rand plc	5,884,755
98,620	Spirit Aerosystems Holdings, Inc. Class A*	5,434,948
83,920	United Technologies Corp.	9,309,246

		59,691,197

	Commercial & Professional Services - 1.1%
140,900	Nielsen N.V.	6,308,093

	Consumer Durables & Apparel - 3.0%
139,080	Newell Rubbermaid, Inc.	5,717,579
286,515	PulteGroup, Inc.	5,773,277
53,265	PVH Corp.	6,136,128

		17,626,984

	Consumer Services - 2.0%
218,820	Hilton Worldwide Holdings, Inc.*	6,028,491
102,490	Norwegian Cruise Line Holdings Ltd.*	5,743,540

		11,772,031

	Diversified Financials - 6.4%
62,730	Ameriprise Financial, Inc.	7,836,859
27,075	BlackRock, Inc.	9,367,408
35,000	Goldman Sachs Group, Inc.	7,307,650
34,195	Intercontinental Exchange, Inc.	7,646,344
144,400	Invesco Ltd.	5,413,556
230,200	Solar Cayman Ltd.*(1)(2)(3)	16,114

		37,587,931

	Energy - 10.7%
59,935	Anadarko Petroleum Corp.	4,678,526
118,735	Chevron Corp.	11,454,365
84,230	EOG Resources, Inc.	7,374,336
109,565	Exxon Mobil Corp.	9,115,808
180,695	Halliburton Co.	7,782,534
317,840	Marathon Oil Corp.	8,435,473
61,710	Occidental Petroleum Corp.	4,799,187
32,340	Pioneer Natural Resources Co.	4,485,235
186,560	Southwestern Energy Co.*	4,240,509

		62,365,973

	Food & Staples Retailing - 1.3%
70,620	CVS Health Corp.	7,406,626

	Food, Beverage & Tobacco - 3.7%
53,640	Anheuser-Busch InBev N.V. ADR	6,472,739
87,840	British American Tobacco plc	4,729,525
28,555	Diageo plc ADR	3,313,522
82,983	Kraft Foods Group, Inc.	7,065,173

		21,580,959

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Health Care Equipment & Services - 3.8%
73,920	Baxter International, Inc.	$5,169,226
122,716	Medtronic plc	9,093,255
66,305	UnitedHealth Group, Inc.	8,089,210

		22,351,691

	Insurance - 6.3%
78,840	ACE Ltd.	8,016,451
102,845	American International Group, Inc.	6,357,878
111,360	Marsh & McLennan Cos., Inc.	6,314,112
146,790	MetLife, Inc.	8,218,772
89,875	Principal Financial Group, Inc.	4,609,689
95,355	Unum Group	3,408,941

		36,925,843

	Materials - 3.9%
110,700	Axalta Coating Systems Ltd.*	3,661,956
142,900	Dow Chemical Co.	7,312,193
103,795	International Paper Co.	4,939,604
60,085	Nucor Corp.	2,647,946
213,205	Steel Dynamics, Inc.	4,416,542

		22,978,241

	Media - 3.2%
103,370	CBS Corp. Class B	5,737,035
124,105	Comcast Corp. Class A	7,463,674
136,910	Thomson Reuters Corp.	5,212,164

		18,412,873

	Pharmaceuticals, Biotechnology & Life Sciences - 9.1%
37,840	Amgen, Inc.	5,809,197
94,715	AstraZeneca plc ADR	6,034,293
129,960	Bristol-Myers Squibb Co.	8,647,538
45,620	Gilead Sciences, Inc.	5,341,189
261,800	Merck & Co., Inc.	14,904,274
146,794	Pfizer, Inc.	4,922,003
27,311	Roche Holding AG	7,657,770

		53,316,264

	Real Estate - 0.3%
88,510	Paramount Group, Inc. REIT	1,518,832

	Retailing - 4.1%
81,100	Dollar General Corp.	6,304,714
66,770	Home Depot, Inc.	7,420,150
85,400	Lowe’s Cos., Inc.	5,719,238
63,110	Nordstrom, Inc.	4,701,695

		24,145,797

	Semiconductors & Semiconductor Equipment - 5.5%
89,850	Analog Devices, Inc.	5,767,022
358,420	Intel Corp.	10,901,344
461,470	Marvell Technology Group Ltd.	6,084,482
264,905	Maxim Integrated Products, Inc.	9,159,091

		31,911,939

	Software & Services - 2.7%
180,355	Microsoft Corp.	7,962,673
323,775	Symantec Corp.	7,527,769

		15,490,442

	Technology Hardware & Equipment - 3.2%
687,030	Cisco Systems, Inc.	18,865,844

The accompanying notes are an integral part of these financial statements.

181

Hartford Value HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Shares or Principal Amount		Market Value†
COMMON STOCKS - 99.4% - (continued)
	Telecommunication Services - 1.5%
188,000	Verizon Communications, Inc.	$8,762,680

	Transportation - 0.8%
49,900	Union Pacific Corp.	4,758,963

	Utilities - 2.4%
85,010	Edison International	4,724,856
142,455	Eversource Energy	6,468,881
31,135	NextEra Energy, Inc.	3,052,164

		14,245,901

	Total Common Stocks (cost $424,751,235)	$580,796,369

	Total Long-Term Investments (cost $424,751,235)	$580,796,369

SHORT-TERM INVESTMENTS - 0.5%
	Other Investment Pools & Funds - 0.5%
2,708,013	BlackRock Liquidity Funds TempFund Portfolio	$2,708,013

	Total Short-Term Investments (cost $2,708,013)	$2,708,013

Total Investments (cost $427,459,248)^	99.9%	$583,504,382
Other Assets and Liabilities	0.1%	802,943

Total Net Assets	100.0%	$584,307,325

The accompanying notes are an integral part of these financial statements.

182

Hartford Value HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Directors in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

Equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

For Fund compliance purposes, the Fund may not use the same classification system shown in this report as these classifications are used for reporting ease.

^	At June 30, 2015, the cost of securities for federal income tax purposes was $431,020,963 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$160,302,967
Unrealized Depreciation	(7,819,548)

Net Unrealized Appreciation	$152,483,419

*	Non-income producing.

(1)	The following security is considered illiquid. Illiquid securities are often purchased in private placement transactions, are often not registered under the Securities Act of 1933, as amended, and may have contractual restrictions on resale. A security may also be considered illiquid if the security lacks a readily available market or if its valuation has not changed for a certain period of time.

Period Acquired	Shares/ Par	Security	Cost
03/2007	230,200	Solar Cayman Ltd.	$67,468

At June 30, 2015, the aggregate value of these securities were $16,114, which represents 0.0% of total net assets.

(2)	This security is valued in good faith at fair value as determined under policies and procedures established by and under the supervision of the Board of Directors. At June 30, 2015, the aggregate fair value of this security was $16,114, which represents 0.0% of total net assets. This amount excludes securities that are principally traded in certain foreign markets and whose prices are adjusted pursuant to a third party pricing service methodology approved by the Board of Directors.

(3)	Securities issued within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be sold only to qualified institutional buyers. Unless otherwise indicated, this holding is determined to be liquid. At June 30, 2015, the aggregate value of this security was $16,114, which represents 0.0% of total net assets.

†	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Other Abbreviations:
ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

183

Hartford Value HLS Fund

Schedule of Investments – (continued)

June 30, 2015 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2015 in valuing the Fund’s investments.

	Total	Level 1(1)	Level 2(1)	Level 3
Assets
Common Stocks
Banks	$82,771,265	$82,771,265	$—	$—
Capital Goods	59,691,197	59,691,197	—	—
Commercial & Professional Services	6,308,093	6,308,093	—	—
Consumer Durables & Apparel	17,626,984	17,626,984	—	—
Consumer Services	11,772,031	11,772,031	—	—
Diversified Financials	37,587,931	37,571,817	—	16,114
Energy	62,365,973	62,365,973	—	—
Food & Staples Retailing	7,406,626	7,406,626	—	—
Food, Beverage & Tobacco	21,580,959	16,851,434	4,729,525	—
Health Care Equipment & Services	22,351,691	22,351,691	—	—
Insurance	36,925,843	36,925,843	—	—
Materials	22,978,241	22,978,241	—	—
Media	18,412,873	18,412,873	—	—
Pharmaceuticals, Biotechnology & Life Sciences	53,316,264	45,658,494	7,657,770	—
Real Estate	1,518,832	1,518,832	—	—
Retailing	24,145,797	24,145,797	—	—
Semiconductors & Semiconductor Equipment	31,911,939	31,911,939	—	—
Software & Services	15,490,442	15,490,442	—	—
Technology Hardware & Equipment	18,865,844	18,865,844	—	—
Telecommunication Services	8,762,680	8,762,680	—	—
Transportation	4,758,963	4,758,963	—	—
Utilities	14,245,901	14,245,901	—	—
Short-Term Investments	2,708,013	2,708,013	—	—

Total	$583,504,382	$571,100,973	$12,387,295	$16,114

(1)	For the six-month period ended June 30, 2015, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the six-month period ended June 30, 2015:

	Common Stocks	Total
Beginning balance	$16,114	$16,114
Purchases	—	—
Sales	—	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	—	—
Transfers into Level 3(1)	—	—
Transfers out of Level 3(1)	—	—

Ending balance	$16,114	$16,114

The change in net unrealized appreciation/depreciation relating to the Level 3 investments held at June 30, 2015 was $0.

(1)	Investments are transferred into and out of Level 3 for a variety of reasons including, but not limited to:

a)	Investments where trading has been halted (transfer into Level 3) or investments where trading has resumed (transfer out of Level 3).

b)	Broker quoted investments (transfer into Level 3) or quoted prices in active markets (transfer out of Level 3).

c)	Investments that have certain restrictions on trading (transfer into level 3) or investments where trading restrictions have expired (transfer out of Level 3).

Note:	For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

The accompanying notes are an integral part of these financial statements.

184

Hartford HLS Funds

Expense Example (Unaudited)

Your Fund’s Expenses

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment management fees, distribution and/or service (12b-1) fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of January 1, 2015 through June 30, 2015.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or fees which may be applied at the variable life insurance, variable annuity, or qualified retirement plan product level. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund’s annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Hartford Balanced HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,012.20	$3.14	$1,000.00	$1,021.67	$3.16	0.63%	181	365
Class IB	$1,000.00	$1,010.90	$4.39	$1,000.00	$1,020.43	$4.41	0.88%	181	365

Hartford Capital Appreciation HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,041.30	$3.39	$1,000.00	$1,021.47	$3.36	0.67%	181	365
Class IB	$1,000.00	$1,040.00	$4.65	$1,000.00	$1,020.23	$4.61	0.92%	181	365
Class IC	$1,000.00	$1,038.70	$5.91	$1,000.00	$1,018.99	$5.86	1.17%	181	365

185

Hartford HLS Funds

Expense Example (Unaudited) – (continued)

Hartford Disciplined Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,046.70	$3.86	$1,000.00	$1,021.03	$3.81	0.76%	181	365
Class IB	$1,000.00	$1,046.00	$5.12	$1,000.00	$1,019.79	$5.06	1.01%	181	365

Hartford Dividend and Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$999.60	$3.32	$1,000.00	$1,021.47	$3.36	0.67%	181	365
Class IB	$1,000.00	$998.50	$4.56	$1,000.00	$1,020.23	$4.61	0.92%	181	365

Hartford Global Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,072.50	$4.16	$1,000.00	$1,020.78	$4.06	0.81%	181	365
Class IB	$1,000.00	$1,070.90	$5.44	$1,000.00	$1,019.54	$5.31	1.06%	181	365

Hartford Growth Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,107.00	$3.34	$1,000.00	$1,021.62	$3.21	0.64%	181	365
Class IB	$1,000.00	$1,105.70	$4.65	$1,000.00	$1,020.38	$4.46	0.89%	181	365
Class IC	$1,000.00	$1,104.30	$6.00	$1,000.00	$1,019.09	$5.76	1.15%	181	365

186

Hartford HLS Funds

Expense Example (Unaudited) – (continued)

Hartford Healthcare HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,153.90	$4.59	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class IB	$1,000.00	$1,152.60	$5.92	$1,000.00	$1,019.29	$5.56	1.11%	181	365

Hartford High Yield HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,023.70	$3.81	$1,000.00	$1,021.03	$3.81	0.76%	181	365
Class IB	$1,000.00	$1,022.80	$5.07	$1,000.00	$1,019.79	$5.06	1.01%	181	365

Hartford International Opportunities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,069.40	$3.75	$1,000.00	$1,021.18	$3.66	0.73%	181	365
Class IB	$1,000.00	$1,067.90	$5.02	$1,000.00	$1,019.94	$4.91	0.98%	181	365

Hartford MidCap HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,056.10	$3.52	$1,000.00	$1,021.37	$3.46	0.69%	181	365
Class IB	$1,000.00	$1,054.60	$4.79	$1,000.00	$1,020.13	$4.71	0.94%	181	365

187

Hartford HLS Funds

Expense Example (Unaudited) – (continued)

Hartford MidCap Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,048.60	$4.27	$1,000.00	$1,020.63	$4.21	0.84%	181	365
Class IB	$1,000.00	$1,048.30	$5.54	$1,000.00	$1,019.39	$5.46	1.09%	181	365

Hartford Small Company HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,056.20	$3.62	$1,000.00	$1,021.27	$3.56	0.71%	181	365
Class IB	$1,000.00	$1,054.90	$4.89	$1,000.00	$1,020.03	$4.81	0.96%	181	365

Hartford Small/Mid Cap Equity HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,035.90	$4.34	$1,000.00	$1,020.53	$4.31	0.86%	181	365
Class IB	$1,000.00	$1,035.10	$5.60	$1,000.00	$1,019.29	$5.56	1.11%	181	365

Hartford SmallCap Growth HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,080.90	$3.35	$1,000.00	$1,021.57	$3.26	0.65%	181	365
Class IB	$1,000.00	$1,079.40	$4.64	$1,000.00	$1,020.33	$4.51	0.90%	181	365

188

Hartford HLS Funds

Expense Example (Unaudited) – (continued)

Hartford Stock HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$992.30	$2.52	$1,000.00	$1,022.27	$2.56	0.51%	181	365
Class IB	$1,000.00	$990.90	$3.75	$1,000.00	$1,021.03	$3.81	0.76%	181	365

Hartford Total Return Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$997.40	$2.53	$1,000.00	$1,022.27	$2.56	0.51%	181	365
Class IB	$1,000.00	$996.50	$3.76	$1,000.00	$1,021.03	$3.81	0.76%	181	365

Hartford Ultrashort Bond HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,002.00	$2.13	$1,000.00	$1,022.66	$2.16	0.43%	181	365
Class IB	$1,000.00	$1,001.00	$3.37	$1,000.00	$1,021.42	$3.41	0.68%	181	365

Hartford U.S. Government Securities HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,010.60	$2.44	$1,000.00	$1,022.37	$2.46	0.49%	181	365
Class IB	$1,000.00	$1,009.70	$3.69	$1,000.00	$1,021.13	$3.71	0.74%	181	365

189

Hartford HLS Funds

Expense Example (Unaudited) – (continued)

Hartford Value HLS Fund

	Actual Return			Hypothetical (5% return before expenses)
	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses paid during the period January 1, 2015 through June 30, 2015	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class IA	$1,000.00	$1,010.10	$3.84	$1,000.00	$1,020.98	$3.86	0.77%	181	365
Class IB	$1,000.00	$1,008.30	$5.08	$1,000.00	$1,019.74	$5.11	1.02%	181	365

190

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191

Hartford HLS Funds

Statements of Assets and Liabilities

June 30, 2015 (Unaudited)

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Assets:
Investments in securities, at market value	$2,751,807,223	$6,954,464,318	$786,183,490
Cash	96,985	—	34,053
Cash collateral	—	—	—
Foreign currency on deposit with custodian	—	160,683	—
Unrealized appreciation on foreign currency contracts	—	546,981	—
Receivables:
Investment securities sold	13,162,704	27,120,869	6,477,190
Fund shares sold	171,488	262,064	163,757
Dividends and interest	9,494,203	8,020,725	639,590
Variation margin on financial derivative instruments	16,102	—	—
Other assets	—	11,936	—

Total assets	2,774,748,705	6,990,587,576	793,498,080

Liabilities:
Unrealized depreciation on foreign currency contracts	—	140,293	—
Bank overdraft	—	1,628,932	—
TBA sale commitments, at market value	5,399,297	—	—
Payables:
Investment securities purchased	18,196,725	44,491,421	6,130,562
Fund shares redeemed	2,190,691	4,086,855	345,992
Investment management fees	1,375,778	3,707,651	475,709
Distribution fees	70,504	155,147	20,458
Accrued expenses	203,385	471,690	74,055

Total liabilities	27,436,380	54,681,989	7,046,776

Net assets	$2,747,312,325	$6,935,905,587	$786,451,304

Summary of Net Assets:
Capital stock and paid-in-capital	$2,427,724,048	$4,771,667,635	$312,799,780
Undistributed (distributions in excess of) net investment income	36,156,792	41,737,584	4,248,158
Accumulated net realized gain (loss)	(275,278,799)	1,623,093,249	276,625,637
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	558,710,284	499,407,119	192,777,729

Net assets	$2,747,312,325	$6,935,905,587	$786,451,304

Shares authorized	9,700,000,000	5,450,000,000	3,500,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$27.42	$56.97	$21.97

Shares outstanding	87,947,919	108,895,546	31,347,864

Net Assets	$2,411,496,713	$6,203,628,197	$688,849,251

Class IB: Net asset value per share	$27.75	$56.37	$21.84

Shares outstanding	12,100,364	12,811,153	4,469,324

Net Assets	$335,815,612	$722,148,014	$97,602,053

Class IC: Net asset value per share	$—	$56.70	$—

Shares outstanding	—	178,645	—

Net Assets	$—	$10,129,376	$—

Cost of investments	$2,193,030,585	$6,455,307,238	$593,405,767
Cost of foreign currency on deposit with custodian	$—	$162,190	$—
Proceeds of TBA sale commitments	$5,407,578	$—	$—

The accompanying notes are an integral part of these financial statements.

192

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

June 30, 2015 (Unaudited)

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$3,739,579,599	$489,785,369	$1,443,247,214	$436,917,845	$396,049,241	$1,443,627,524	$1,869,250,685
—	118,717	—	4	55,764	—	417,702
—	—	—	—	188,552	—	—
—	18,926	—	7,773	—	666,538	—
—	—	—	—	55,582	—	—

19,050,101	—	4,561,624	240,990	19,412	5,172,543	5,994,210
839,877	44,744	163,325	797,303	91	320,753	374,957
4,847,691	1,210,797	766,945	295,495	5,821,905	5,974,259	692,684
—	—	—	—	17,071	—	—
—	—	2,112	—	—	—	117

3,764,317,268	491,178,553	1,448,741,220	438,259,410	402,207,618	1,455,761,617	1,876,730,355

—	—	—	—	—	—	—
601	—	7,709	—	—	52,073	—
—	—	—	—	—	—	—

7,750,959	898,628	20,088,067	2,352,281	1,787,731	—	5,895,486
2,042,470	261,779	628,369	33,153	634,785	661,309	1,008,353
2,051,365	308,194	723,467	296,207	235,365	837,450	1,050,537
104,841	18,998	36,798	14,388	20,404	39,274	26,212
200,968	72,449	75,489	25,389	66,357	178,705	51,373

12,151,204	1,560,048	21,559,899	2,721,418	2,744,642	1,768,811	8,031,961

$3,752,166,064	$489,618,505	$1,427,181,321	$435,537,992	$399,462,976	$1,453,992,806	$1,868,698,394

$1,925,519,666	$348,682,983	$841,738,454	$203,048,297	$383,314,813	$1,705,538,112	$1,151,450,375
37,646,184	4,633,213	2,258,244	(640,017)	34,908,086	34,499,888	1,661,621
728,468,782	45,940,385	390,091,812	82,558,974	(7,927,987)	(393,009,136)	320,388,522
1,060,531,432	90,361,924	193,092,811	150,570,738	(10,831,936)	106,963,942	395,197,876

$3,752,166,064	$489,618,505	$1,427,181,321	$435,537,992	$399,462,976	$1,453,992,806	$1,868,698,394

4,200,000,000	3,600,000,000	900,000,000	800,000,000	2,800,000,000	2,825,000,000	2,600,000,000

$0.001	$0.001	$0.001	$0.001	$0.001	$0.001	$0.001

$26.44	$25.46	$43.04	$34.64	$8.65	$15.11	$39.37

123,202,854	15,687,471	29,046,357	10,573,744	34,953,903	83,880,608	44,622,424

$3,257,267,717	$399,376,291	$1,250,264,773	$366,242,281	$302,313,218	$1,267,574,190	$1,756,761,350

$26.34	$25.23	$41.94	$33.69	$8.51	$15.26	$38.84

18,792,044	3,576,928	4,008,948	2,056,783	11,422,205	12,213,336	2,881,706

$494,898,347	$90,242,214	$168,136,668	$69,295,711	$97,149,758	$186,418,616	$111,937,044

$—	$—	$42.79	$—	$—	$—	$—

—	—	205,191	—	—	—	—

$—	$—	$8,779,880	$—	$—	$—	$—

$2,679,045,740	$399,403,936	$1,250,155,677	$286,346,087	$406,935,664	$1,336,564,612	$1,474,052,809
$—	$18,420	$—	$7,600	$—	$670,298	$—
$—	$—	$—	$—	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

193

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

June 30, 2015 (Unaudited)

	Hartford MidCap Value HLS Fund	Hartford Small Company HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
Assets:
Investments in securities, at market value	$438,156,505	$1,465,819,097	$116,265,004
Cash	30,760	197,220	766
Cash collateral	—	—	—
Foreign currency on deposit with custodian	—	—	—
Unrealized appreciation on foreign currency contracts	—	—	—
Unrealized appreciation on OTC swap contracts	—	—	—
Receivables:
Investment securities sold	948,306	28,798,452	—
Fund shares sold	17,209	1,395,936	16
Dividends and interest	674,692	773,696	249,482
Variation margin on financial derivative instruments	—	—	—
OTC swap premiums paid	—	—	—
Other assets	—	—	21,547

Total assets	439,827,472	1,496,984,401	116,536,815

Liabilities:
Unrealized depreciation on foreign currency contracts	—	—	—
Bank overdraft	—	—	—
Unrealized depreciation on OTC swap contracts	—	—	—
Cash collateral	—	—	—
TBA sale commitments, at market value	—	—	—
Payables:
Investment securities purchased	908,496	40,837,953	—
Fund shares redeemed	133,256	886,794	173,914
Investment management fees	296,488	821,753	78,582
Variation margin on financial derivative instruments	—	—	—
Distribution fees	22,916	26,565	4,644
Accrued expenses	45,428	67,497	19,405
OTC Swap premiums received	—	—	—

Total liabilities	1,406,584	42,640,562	276,545

Net assets	$438,420,888	$1,454,343,839	$116,260,270

Summary of Net Assets:
Capital stock and paid-in-capital	$255,927,767	$933,349,084	$76,864,902
Undistributed (distributions in excess of) net investment income	2,172,000	(921,952)	2,320,517
Accumulated net realized gain (loss)	87,157,498	351,404,360	21,083,877
Unrealized appreciation (depreciation) of investments and the translation of assets and liabilities denominated in foreign currency	93,163,623	170,512,347	15,990,974

Net assets	$438,420,888	$1,454,343,839	$116,260,270

Shares authorized	1,200,000,000	1,500,000,000	900,000,000

Par value	$0.001	$0.001	$0.001

Class IA: Net asset value per share	$15.31	$24.64	$9.81

Shares outstanding	21,544,133	53,880,021	9,610,550

Net Assets	$329,917,122	$1,327,433,528	$94,257,781

Class IB: Net asset value per share	$15.20	$23.46	$9.74

Shares outstanding	7,140,514	5,410,317	2,260,097

Net Assets	$108,503,766	$126,910,311	$22,002,489

Cost of investments	$344,989,942	$1,295,306,775	$100,274,030
Cost of foreign currency on deposit with custodian	$—	$—	$—
Proceeds of TBA sale commitments	$—	$—	$—

The accompanying notes are an integral part of these financial statements.

194

Hartford HLS Funds

Statements of Assets and Liabilities – (continued)

June 30, 2015 (Unaudited)

Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$876,110,475	$1,595,987,333	$4,013,105,943	$776,156,385	$667,236,495	$583,504,382
—	442	996,880	—	—	25,219
—	—	—	—	676,850	—
—	111,503	—	—	—	—
—	—	1,303,464	—	—	—
—	—	1,854,400	—	—	—

10,333,887	—	528,768,695	—	53,919,621	6,489,664
1,605,029	6,289	208,505	195,232	189,021	13,768
325,731	3,080,743	20,290,035	1,082,104	1,698,818	872,264
—	—	46,118	—	—	—
—	—	30,395,182	—	—	—
—	—	—	534	622	9,786

888,375,122	1,599,186,310	4,596,969,222	777,434,255	723,721,427	590,915,083

—	—	2,632,385	—	—	—
872,020	—	—	122	85	—
—	—	6,836,268	—	—	—
—	—	16,826,705	—	—	—
—	—	163,415,090	—	33,048,695	—

10,240,762	—	1,380,577,195	—	155,596,324	5,812,808
766,373	835,984	1,566,585	1,290,890	714,110	361,355
441,614	643,771	1,158,437	257,393	199,254	364,747
—	—	588,097	—	65,128	—
28,103	34,947	68,384	22,435	19,720	19,378
42,033	109,753	307,514	69,407	59,435	49,470
—	—	7,917,293	—	—	—

12,390,905	1,624,455	1,581,893,953	1,640,247	189,702,751	6,607,758

$875,984,217	$1,597,561,855	$3,015,075,269	$775,794,008	$534,018,676	$584,307,325

$638,458,595	$1,592,986,496	$2,827,302,864	$772,866,834	$627,530,834	$368,815,971
1,733,948	16,036,354	132,242,289	3,065,187	13,120,658	5,107,539
128,568,869	(338,835,754)	73,981,260	74,974	(114,514,612)	54,339,482
107,222,805	327,374,759	(18,451,144)	(212,987)	7,881,796	156,044,333

$875,984,217	$1,597,561,855	$3,015,075,269	$775,794,008	$534,018,676	$584,307,325

700,000,000	4,200,000,000	5,000,000,000	14,000,000,000	700,000,000	800,000,000

$0.001	$0.001	$0.001	$0.010	$0.001	$0.001

$30.21	$63.00	$11.60	$10.03	$10.48	$17.06

24,498,735	22,743,395	231,551,773	66,599,311	41,847,575	28,888,783

$740,086,115	$1,432,823,019	$2,685,751,347	$668,065,990	$438,573,330	$492,767,728

$29.62	$62.88	$11.51	$9.99	$10.44	$17.02

4,588,055	2,619,707	28,602,261	10,785,097	9,143,660	5,377,887

$135,898,102	$164,738,836	$329,323,922	$107,728,018	$95,445,346	$91,539,597

$768,887,670	$1,268,593,396	$4,028,375,590	$776,369,372	$659,081,685	$427,459,248
$—	$111,637	$—	$—	$—	$—
$—	$—	$163,360,998	$—	$32,934,500	$—

The accompanying notes are an integral part of these financial statements.

195

Hartford HLS Funds

Statements of Operations

For the Six-Month Period Ended June 30, 2015 (Unaudited)

	Hartford Balanced HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Disciplined Equity HLS Fund
Investment Income:
Dividends	$19,140,330	$56,618,273	$6,479,559
Interest	14,516,343	13,557	1,425
Less: Foreign tax withheld	(238,351)	(1,363,083)	(12,003)

Total investment income, net	33,418,322	55,268,747	6,468,981

Expenses:
Investment management fees	8,766,523	22,596,705	2,926,437
Administrative services fees
Class IC	—	8,183	—
Transfer agent fees
Class IA	2,446	4,250	2,334
Class IB	343	499	336
Class IC	—	4	—
Distribution fees
Class IB	437,892	937,717	127,743
Class IC	—	8,183	—
Custodian fees	10,091	79,839	2,206
Registration and filing fees	19,836	24,795	15,372
Accounting services fees	227,571	599,464	48,720
Board of Directors’ fees	38,680	95,707	11,405
Audit fees	21,324	43,887	8,927
Other expenses	174,158	344,709	66,302

Total expenses (before waivers and fees paid indirectly)	9,698,864	24,743,942	3,209,782
Management fee waivers	(284,464)	—	—
Commission recapture	(6,690)	(74,516)	(4,161)

Total waivers and fees paid indirectly	(291,154)	(74,516)	(4,161)

Total expenses, net	9,407,710	24,669,426	3,205,621

Net Investment Income (Loss)	24,010,612	30,599,321	3,263,360

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	146,151,468	385,096,676	38,286,143
Net realized gain (loss) on purchased options contracts	—	(19,529)	—
Net realized gain (loss) on futures contracts	(318,529)	—	276,156
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	10,860,076	—
Net realized gain (loss) on other foreign currency transactions	(28,121)	(477,692)	—

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	145,804,818	395,459,531	38,562,299

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(133,586,442)	(127,823,535)	(4,192,188)
Net unrealized appreciation (depreciation) of future contracts	(118,417)	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	—	(3,684,446)	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	38,892	(3,710)	6

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(133,665,967)	(131,511,691)	(4,192,182)

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	12,138,851	263,947,840	34,370,117

Net Increase (Decrease) in Net Assets Resulting from Operations	$36,149,463	$294,547,161	$37,633,477

The accompanying notes are an integral part of these financial statements.

196

Hartford HLS Funds

Statements of Operations – (continued)

For the Six-Month Period Ended June 30, 2015 (Unaudited)

Hartford Dividend and Growth HLS Fund	Hartford Global Growth HLS Fund	Hartford Growth Opportunities HLS Fund	Hartford Healthcare HLS Fund	Hartford High Yield HLS Fund	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund

$48,674,865	$4,613,031	$5,467,061	$1,680,351	$197,433	$26,416,488	$6,757,009
9,151	105	—	484	11,718,723	1,906	263
(371,450)	(226,299)	(77,613)	(29,699)	(2,475)	(2,724,046)	(58,721)

48,312,566	4,386,837	5,389,448	1,651,136	11,913,681	23,694,348	6,698,551

12,601,414	1,830,859	4,256,191	1,689,349	1,468,248	5,028,984	6,192,105

—	—	5,748	—	—	—	—

2,748	2,233	3,519	2,251	2,133	2,889	2,910
425	520	472	437	685	434	202
—	—	13	—	—	—	—

654,253	115,155	206,448	82,654	127,557	240,357	149,680
—	—	5,748	—	—	—	—
5,801	11,008	4,264	3,720	3,917	70,516	2,777
18,844	14,728	16,860	13,637	16,364	15,968	15,372
234,300	34,162	70,110	20,342	41,950	117,634	92,131
53,060	5,604	15,372	4,364	6,943	19,935	20,480
21,324	12,645	8,927	6,943	7,537	19,588	11,405
199,742	57,960	113,576	14,903	48,094	117,799	54,159

13,791,911	2,084,874	4,707,248	1,838,600	1,723,428	5,634,104	6,541,221
—	—	—	—	—	—	—
(20,844)	(790)	(12,103)	(831)	—	(10,445)	(14,443)

(20,844)	(790)	(12,103)	(831)	—	(10,445)	(14,443)

13,771,067	2,084,084	4,695,145	1,837,769	1,723,428	5,623,659	6,526,778

34,541,499	2,302,753	694,303	(186,633)	10,190,253	18,070,689	171,773

229,296,814	24,440,732	113,069,537	33,840,076	1,046,924	33,251,468	113,731,346
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	(10,702)	—	—
—	—	—	(28,402)	1,097,009	—	—
(4,526)	624	(65,402)	9,115	(17,063)	(585,984)	832

229,292,288	24,441,356	113,004,135	33,820,789	2,116,168	32,665,484	113,732,178

(263,001,603)	7,282,279	28,473,529	23,714,352	(1,896,345)	48,113,155	(15,681,028)
—	—	—	—	—	—	—
—	—	—	—	449	—	—
—	—	(848)	(3,944)	(226,514)	(13,288)	—
289	8,881	10,791	242	7,309	94,034	—

(263,001,314)	7,291,160	28,483,472	23,710,650	(2,115,101)	48,193,901	(15,681,028)

(33,709,026)	31,732,516	141,487,607	57,531,439	1,067	80,859,385	98,051,150

$832,473	$34,035,269	$142,181,910	$57,344,806	$10,191,320	$98,930,074	$98,222,923

The accompanying notes are an integral part of these financial statements.

197

Hartford HLS Funds

Statements of Operations – (continued)

For the Six-Month Period Ended June 30, 2015 (Unaudited)

	Hartford MidCap Value HLS Fund	Hartford Small Company HLS Fund	Hartford Small/Mid Cap Equity HLS Fund
Investment Income:
Dividends	$3,148,811	$4,263,834	$1,366,847
Interest	12	5,918	—
Less: Foreign tax withheld	(81,475)	(3,492)	(1,176)

Total investment income, net	3,067,348	4,266,260	1,365,671

Expenses:
Investment management fees	1,820,520	4,848,690	479,701
Transfer agent fees
Class IA	1,962	3,230	2,024
Class IB	633	311	472
Distribution fees
Class IB	138,772	157,032	28,328
Custodian fees	3,694	5,211	496
Registration and filing fees	14,876	15,868	—
Accounting services fees	22,756	85,817	8,395
Board of Directors’ fees	6,447	18,348	2,232
Audit fees	11,405	11,405	6,447
Other expenses	33,217	66,476	14,022

Total expenses (before waivers and fees paid indirectly)	2,054,282	5,212,388	542,117
Commission recapture	(789)	(24,176)	—

Total waivers and fees paid indirectly	(789)	(24,176)	—

Total expenses, net	2,053,493	5,188,212	542,117

Net Investment Income (Loss)	1,013,855	(921,952)	823,554

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions:
Net realized gain (loss) on investments	29,566,206	99,724,997	3,372,515
Net realized gain (loss) on purchased options contracts	—	—	—
Net realized gain (loss) on futures contracts	—	—	—
Net realized gain (loss) on written options contracts	—	—	—
Net realized gain (loss) on swap contracts	—	—	—
Net realized gain (loss) on foreign currency contracts	—	392	—
Net realized gain (loss) on other foreign currency transactions	(2,203)	562	(50)

Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	29,564,003	99,725,951	3,372,465

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized appreciation (depreciation) of investments	(8,348,780)	(21,617,486)	50,278
Net unrealized appreciation (depreciation) of purchased options contracts	—	—	—
Net unrealized appreciation (depreciation) of future contracts	—	—	—
Net unrealized appreciation (depreciation) of swap contracts	—	—	—
Net unrealized appreciation (depreciation) of foreign currency contracts	538	—	—
Net unrealized appreciation (depreciation) of translation of other assets and liabilities in foreign currencies	(2,557)	25	—

Net Changes in Unrealized Appreciation (Depreciation) of Investments, Other Financial Instruments and Foreign Currency Transactions	(8,350,799)	(21,617,461)	50,278

Net Gain (Loss) on Investments, Other Financial Instruments and Foreign Currency Transactions	21,213,204	78,108,490	3,422,743

Net Increase (Decrease) in Net Assets Resulting from Operations	$22,227,059	$77,186,538	$4,246,297

The accompanying notes are an integral part of these financial statements.

198

Hartford HLS Funds

Statements of Operations – (continued)

For the Six-Month Period Ended June 30, 2015 (Unaudited)

Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford U.S. Government Securities HLS Fund	Hartford Value HLS Fund

$3,662,629	$19,684,745	$124,530	$82	$410	$6,754,178
12	679	49,198,705	2,879,186	5,271,852	454
(1,547)	(315,173)	(30,951)	(479)	—	(67,700)

3,661,094	19,370,251	49,292,284	2,878,789	5,272,262	6,686,932

2,396,429	3,986,695	7,258,398	1,624,843	1,243,598	2,219,479
2,839	2,479	2,751	2,422	2,181	2,421

562	288	340	393	472	455
161,113	218,180	431,679	141,706	123,173	119,099
1,050	7,785	26,976	1,636	1,710	1,289

15,124	16,364	18,844	—	—	—
46,937	83,772	313,684	40,621	33,201	30,126
8,083	22,811	45,621	14,876	9,173	8,431
7,935	16,364	19,340	9,917	8,033	11,901
50,185	100,112	253,340	57,789	53,872	41,617

2,690,257	4,454,850	8,370,973	1,894,203	1,475,413	2,434,818
(7,100)	(1,559)	—	—	—	—

(7,100)	(1,559)	—	—	—	—

2,683,157	4,453,291	8,370,973	1,894,203	1,475,413	2,434,818

977,937	14,916,960	40,921,311	984,586	3,796,849	4,252,114

32,180,837	79,449,658	6,396,753	837	5,596,676	42,249,463
—	—	(1,720,719)	—	—	—
—	—	6,474,525	—	(724,869)	—
—	—	1,487,524	—	—	—
—	—	(8,895,420)	—	—	—
—	—	6,608,902	—	—	—
—	(51,986)	26,945	—	—	(1,694)

32,180,837	79,397,672	10,378,510	837	4,871,807	42,247,769

23,536,241	(105,963,151)	(59,829,937)	453,618	(2,380,492)	(40,561,660)
—	—	1,035,368	—	—	—
—	—	1,892,986	—	(423,045)	—
—	—	2,100,118	—	—	—
—	—	(2,479,407)	—	—	—
—	41,016	51,780	—	—	8,769

23,536,241	(105,922,135)	(57,229,092)	453,618	(2,803,537)	(40,552,891)

55,717,078	(26,524,463)	(46,850,582)	454,455	2,068,270	1,694,878

$56,695,015	$(11,607,503)	$(5,929,271)	$1,439,041	$5,865,119	$5,946,992

The accompanying notes are an integral part of these financial statements.

199

Hartford HLS Funds

Statements of Changes in Net Assets

	Hartford Balanced HLS Fund
	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$24,010,612	$51,655,887
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	145,804,818	276,352,031
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(133,665,967)	(47,566,921)

Net Increase (Decrease) in Net Assets Resulting from Operations	36,149,463	280,440,997

Distributions to Shareholders:
From net investment income
Class IA	—	(45,323,982)
Class IB	—	(5,428,017)
Class IC	—	—

Total from net investment income	—	(50,751,999)

From net realized gain on investments
Class IA	—	—
Class IB	—	—
Class IC	—	—

Total from net realized gain on investments	—	—

Total distributions	—	(50,751,999)

Capital Share Transactions:
Sold	8,788,120	29,948,231
Issued in merger	—	—
Issued on reinvestment of distributions	—	50,751,999
Redeemed	(221,649,308)	(568,743,885)

Net increase (decrease) from capital share transactions	(212,861,188)	(488,043,655)

Net Increase (Decrease) in Net Assets	(176,711,725)	(258,354,657)

Net Assets:
Beginning of period	2,924,024,050	3,182,378,707

End of period	$2,747,312,325	$2,924,024,050

Undistributed (distributions in excess of) net investment income	$36,156,792	$12,146,180

The accompanying notes are an integral part of these financial statements.

200

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Capital Appreciation HLS Fund		Hartford Disciplined Equity HLS Fund		Hartford Dividend and Growth HLS Fund		Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014

$30,599,321	$70,854,450	$3,263,360	$5,988,213	$34,541,499	$73,253,569	$2,302,753	$2,376,685
395,459,531	1,321,954,289	38,562,299	247,155,443	229,292,288	526,074,623	24,441,356	81,799,082
(131,511,691)	(862,281,313)	(4,192,182)	(125,763,344)	(263,001,314)	(90,165,449)	7,291,160	(55,459,197)

294,547,161	530,527,426	37,633,477	127,380,312	832,473	509,162,743	34,035,269	28,716,570

—	(58,028,812)	—	(4,941,220)	—	(64,043,916)	—	(1,805,993)
—	(4,922,730)	—	(458,078)	—	(8,635,172)	—	(242,510)
—	(22,513)	—	—	—	—	—	—

—	(62,974,055)	—	(5,399,298)	—	(72,679,088)	—	(2,048,503)

—	(939,864,465)	—	(6,976,085)	—	(428,416,451)	—	—
—	(115,099,182)	—	(1,024,081)	—	(71,756,795)	—	—
—	(94,687)	—	—	—	—	—	—

—	(1,055,058,334)	—	(8,000,166)	—	(500,173,246)	—	—

—	(1,118,032,389)	—	(13,399,464)	—	(572,852,334)	—	(2,048,503)

94,549,435	415,488,650	4,182,547	11,590,066	41,227,425	88,827,777	11,409,909	16,640,070
—	—	—	—	—	—	—	84,599,762
—	1,118,032,390	—	13,399,464	—	572,852,334	—	2,048,503
(691,783,948)	(1,706,234,966)	(97,051,454)	(226,981,043)	(338,391,903)	(931,427,860)	(37,347,761)	(88,344,788)

(597,234,513)	(172,713,926)	(92,868,907)	(201,991,513)	(297,164,478)	(269,747,749)	(25,937,852)	14,943,547

(302,687,352)	(760,218,889)	(55,235,430)	(88,010,665)	(296,332,005)	(333,437,340)	8,097,417	41,611,614

7,238,592,939	7,998,811,828	841,686,734	929,697,399	4,048,498,069	4,381,935,409	481,521,088	439,909,474

$6,935,905,587	$7,238,592,939	$786,451,304	$841,686,734	$3,752,166,064	$4,048,498,069	$489,618,505	$481,521,088

$41,737,584	$11,138,263	$4,248,158	$984,798	$37,646,184	$3,104,685	$4,633,213	$2,330,460

The accompanying notes are an integral part of these financial statements.

201

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Growth Opportunities HLS Fund
	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$694,303	$1,663,894
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	113,004,135	279,584,109
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	28,483,472	(112,843,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	142,181,910	168,404,060

Distributions to Shareholders:
From net investment income
Class IA	—	(2,042,095)
Class IB	—	(17,409)
Class IC	—	(483)

Total from net investment income	—	(2,059,987)

From net realized gain on investments
Class IA	—	(192,350,961)
Class IB	—	(27,496,799)
Class IC	—	(45,561)

Total from net realized gain on investments	—	(219,893,321)

Total distributions	—	(221,953,308)

Capital Share Transactions:
Sold	30,560,350	31,350,218
Issued in merger	—	222,041,000
Issued on reinvestment of distributions	—	221,953,308
Redeemed	(110,684,318)	(265,282,613)

Net increase (decrease) from capital share transactions	(80,123,968)	210,061,913

Net Increase (Decrease) in Net Assets	62,057,942	156,512,665

Net Assets:
Beginning of period	1,365,123,379	1,208,610,714

End of period	$1,427,181,321	$1,365,123,379

Undistributed (distributions in excess of) net investment income	$2,258,244	$1,563,941

The accompanying notes are an integral part of these financial statements.

202

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Healthcare HLS Fund		Hartford High Yield HLS Fund		Hartford International Opportunities HLS Fund		Hartford MidCap HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014

$(186,633)	$(61,309)	$10,190,253	$25,325,337	$18,070,689	$19,445,004	$171,773	$1,517,535
33,820,789	49,979,363	2,116,168	9,413,824	32,665,484	137,265,055	113,732,178	225,619,133
23,710,650	27,743,069	(2,115,101)	(21,035,054)	48,193,901	(218,169,124)	(15,681,028)	(47,543,903)

57,344,806	77,661,123	10,191,320	13,704,107	98,930,074	(61,459,065)	98,222,923	179,592,765

—	(678,876)	—	(26,651,985)	—	(28,436,476)	—	(1,569,593)
—	(23,622)	—	(8,502,614)	—	(4,045,018)	—	—
—	—	—	—	—	—	—	—

—	(702,498)	—	(35,154,599)	—	(32,481,494)	—	(1,569,593)

—	(21,244,591)	—	—	—	—	—	(190,670,431)
—	(4,809,571)	—	—	—	—	—	(10,000,370)
—	—	—	—	—	—	—	—

—	(26,054,162)	—	—	—	—	—	(200,670,801)

—	(26,756,660)	—	(35,154,599)	—	(32,481,494)	—	(202,240,394)

63,122,897	94,759,735	15,034,133	31,892,841	42,187,257	200,998,632	219,311,684	350,150,072
—	—	—	—	—	—	—	—
—	26,756,660	—	35,154,599	—	32,481,494	—	202,240,394
(46,922,344)	(111,334,189)	(52,991,465)	(133,409,107)	(116,123,612)	(380,006,851)	(201,791,386)	(342,895,605)

16,200,553	10,182,206	(37,957,332)	(66,361,667)	(73,936,355)	(146,526,725)	17,520,298	209,494,861

73,545,359	61,086,669	(27,766,012)	(87,812,159)	24,993,719	(240,467,284)	115,743,221	186,847,232

361,992,633	300,905,964	427,228,988	515,041,147	1,428,999,087	1,669,466,371	1,752,955,173	1,566,107,941

$435,537,992	$361,992,633	$399,462,976	$427,228,988	$1,453,992,806	$1,428,999,087	$1,868,698,394	$1,752,955,173

$(640,017)	$(453,384)	$34,908,086	$24,717,833	$34,499,888	$16,429,199	$1,661,621	$1,489,848

The accompanying notes are an integral part of these financial statements.

203

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford MidCap Value HLS Fund
	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$1,013,855	$2,586,015
Net realized gain (loss) on investments and foreign currency transactions	29,564,003	59,484,905
Net changes in unrealized appreciation (depreciation) of investments and foreign currency transactions	(8,350,799)	(24,577,736)

Net Increase (Decrease) in Net Assets Resulting from Operations	22,227,059	37,493,184

Distributions to Shareholders:
From net investment income
Class IA	—	(2,401,785)
Class IB	—	(480,216)

Total from net investment income	—	(2,882,001)

From net realized gain on investments
Class IA	—	(45,536,344)
Class IB	—	(14,755,531)

Total from net realized gain on investments	—	(60,291,875)

Total distributions	—	(63,173,876)

Capital Share Transactions:
Sold	4,438,697	14,676,497
Issued on reinvestment of distributions	—	63,173,876
Redeemed	(44,147,923)	(97,421,767)

Net increase (decrease) from capital share transactions	(39,709,226)	(19,571,394)

Net Increase (Decrease) in Net Assets	(17,482,167)	(45,252,086)

Net Assets:
Beginning of period	455,903,055	501,155,141

End of period	$438,420,888	$455,903,055

Undistributed (distributions in excess of) net investment income	$2,172,000	$1,158,145

The accompanying notes are an integral part of these financial statements.

204

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Small Company HLS Fund		Hartford Small/Mid Cap Equity HLS Fund		Hartford SmallCap Growth HLS Fund		Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014

$(921,952)	$(5,434,363)	$823,554	$1,491,873	$977,937	$892,478	$14,916,960	$31,165,049
99,725,951	260,712,949	3,372,465	17,795,825	32,180,837	98,705,848	79,397,672	145,989,283
(21,617,461)	(161,616,916)	50,278	(13,114,377)	23,536,241	(60,032,088)	(105,922,135)	8,836,263

77,186,538	93,661,670	4,246,297	6,173,321	56,695,015	39,566,238	(11,607,503)	185,990,595

—	—	—	(1,610,847)	—	(370,992)	—	—
—	—	—	(274,653)	—	—	—	—

—	—	—	(1,885,500)	—	(370,992)	—	—

—	(226,746,631)	—	(19,560,822)	—	(104,367,708)	—	(28,166,569)
—	(23,620,519)	—	(4,152,245)	—	(22,471,437)	—	(2,831,617)

—	(250,367,150)	—	(23,713,067)	—	(126,839,145)	—	(30,998,186)

—	(250,367,150)	—	(25,598,567)	—	(127,210,137)	—	(30,998,186)

97,028,881	190,640,175	2,695,512	8,923,364	246,300,421	259,035,106	4,864,806	24,354,691
—	250,367,150	—	25,598,567	—	127,210,137	—	30,998,186
(123,203,726)	(377,580,543)	(11,989,718)	(37,546,080)	(99,441,650)	(216,309,600)	(130,584,465)	(347,171,203)

(26,174,845)	63,426,782	(9,294,206)	(3,024,149)	146,858,771	169,935,643	(125,719,659)	(291,818,326)

51,011,693	(93,278,698)	(5,047,909)	(22,449,395)	203,553,786	82,291,744	(137,327,162)	(136,825,917)

1,403,332,146	1,496,610,844	121,308,179	143,757,574	672,430,431	590,138,687	1,734,889,017	1,871,714,934

$1,454,343,839	$1,403,332,146	$116,260,270	$121,308,179	$875,984,217	$672,430,431	$1,597,561,855	$1,734,889,017

$(921,952)	$—	$2,320,517	$1,496,963	$1,733,948	$756,011	$16,036,354	$1,119,394

The accompanying notes are an integral part of these financial statements.

205

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

	Hartford Total Return Bond HLS Fund
	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014
Operations:
Net investment income (loss)	$40,921,311	$98,771,667
Net realized gain (loss) on investments, other financial instruments and foreign currency transactions	10,378,510	98,015,103
Net changes in unrealized appreciation (depreciation) of investments, other financial instruments and foreign currency transactions	(57,229,092)	6,484,653

Net Increase (Decrease) in Net Assets Resulting from Operations	(5,929,271)	203,271,423

Distributions to Shareholders:
From net investment income
Class IA	—	(97,443,902)
Class IB	—	(11,323,208)

Total distributions	—	(108,767,110)

Capital Share Transactions:
Sold	71,214,250	173,198,435
Issued on reinvestment of distributions	—	108,767,110
Redeemed	(289,848,533)	(842,363,284)

Net decrease from capital share transactions	(218,634,283)	(560,397,739)

Net Increase (Decrease) in Net Assets	(224,563,554)	(465,893,426)

Net Assets:
Beginning of period	3,239,638,823	3,705,532,249

End of period	$3,015,075,269	$3,239,638,823

Undistributed (distributions in excess of) net investment income	$132,242,289	$91,320,978

The accompanying notes are an integral part of these financial statements.

206

Hartford HLS Funds

Statements of Changes in Net Assets – (continued)

Hartford Ultrashort Bond HLS Fund		Hartford U.S. Government Securities HLS Fund		Hartford Value HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014	For the Six-Month Period Ended June 30, 2015 (Unaudited)	For the Year Ended December 31, 2014

$984,586	$1,949,747	$3,796,849	$8,655,207	$4,252,114	$9,355,873
837	209,094	4,871,807	2,774,638	42,247,769	67,490,131
453,618	(467,328)	(2,803,537)	6,685,288	(40,552,891)	(9,274,603)

1,439,041	1,691,513	5,865,119	18,115,133	5,946,992	67,571,401

—	—	—	(11,648,041)	—	(7,727,803)
—	—	—	(2,201,980)	—	(1,210,174)

—	—	—	(13,850,021)	—	(8,937,977)

25,693,039	57,930,562	15,686,238	35,891,840	16,093,894	35,888,662
—	—	—	13,850,021	—	8,937,977
(118,103,306)	(369,023,528)	(58,734,433)	(162,881,468)	(59,801,886)	(141,823,013)

(92,410,267)	(311,092,966)	(43,048,195)	(113,139,607)	(43,707,992)	(96,996,374)

(90,971,226)	(309,401,453)	(37,183,076)	(108,874,495)	(37,761,000)	(38,362,950)

866,765,234	1,176,166,687	571,201,752	680,076,247	622,068,325	660,431,275

$775,794,008	$866,765,234	$534,018,676	$571,201,752	$584,307,325	$622,068,325

$3,065,187	$2,080,601	$13,120,658	$9,323,809	$5,107,539	$855,425

The accompanying notes are an integral part of these financial statements.

207

Hartford HLS Funds

Financial Highlights

	— Selected Per-Share Data(1) —											— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income		Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Balanced HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$27.09	$0.23	$0.10	$0.33	$—		$—	$—	$27.42	1.22	%(4)	$2,411,497	0.65	%(5)	0.63	%(5)	1.72	%(5)	11%
IB	27.45	0.20	0.10	0.30	—		—	—	27.75	1.09	(4)	335,816	0.90	(5)	0.88	(5)	1.47	(5)	11

For the Year Ended December 31, 2014
IA	$25.11	$0.45	$2.01	$2.46	$(0.48)		$—	$(0.48)	$27.09	9.79%		$2,561,814	0.65%		0.65%		1.73%		29%
IB	25.44	0.39	2.03	2.42	(0.41)		—	(0.41)	27.45	9.51		362,210	0.90		0.90		1.49		29

For the Year Ended December 31, 2013
IA	$21.03	$0.41	$4.04	$4.45	$(0.37)		$—	$(0.37)	$25.11	21.19%		$2,782,698	0.65%		0.65%		1.75%		31%
IB	21.30	0.35	4.10	4.45	(0.31)		—	(0.31)	25.44	20.88		399,681	0.90		0.90		1.50		31

For the Year Ended December 31, 2012(6)
IA	$19.34	$0.47	$1.85	$2.32	$(0.63)		$—	$(0.63)	$21.03	12.02%		$2,754,114	0.65%		0.65%		1.98%		28%
IB	19.58	0.43	1.86	2.29	(0.57)		—	(0.57)	21.30	11.74		406,156	0.90		0.90		1.73		28

For the Year Ended December 31, 2011(6)
IA	$19.32	$0.41	$(0.06)	$0.35	$(0.33)		$—	$(0.33)	$19.34	1.86%		$2,959,019	0.64%		0.64%		1.84%		34%
IB	19.55	0.36	(0.05)	0.31	(0.28)		—	(0.28)	19.58	1.61		455,939	0.89		0.89		1.59		34

For the Year Ended December 31, 2010
IA	$17.47	$0.30	$1.82	$2.12	$(0.27)		$—	$(0.27)	$19.32	12.14%		$3,539,983	0.65%		0.65%		1.68%		65	%(7)
IB	17.68	0.26	1.83	2.09	(0.22)		—	(0.22)	19.55	11.86		556,169	0.90		0.90		1.43		65	(7)

Hartford Capital Appreciation HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$54.71	$0.25	$2.01	$2.26	$—		$—	$—	$56.97	4.13	%(4)	$6,203,628	0.67	%(5)	0.67	%(5)	0.88	%(5)	36%
IB	54.20	0.18	1.99	2.17	—		—	—	56.37	4.00	(4)	722,148	0.92	(5)	0.92	(5)	0.63	(5)	36
IC	54.59	0.12	1.99	2.11	—		—	—	56.70	3.87	(4)	10,129	1.17	(5)	1.17	(5)	0.42	(5)	36

For the Year Ended December 31, 2014
IA	$59.65	$0.56	$3.81	$4.37	$(0.50)		$(8.81)	$(9.31)	$54.71	7.31%		$6,470,599	0.66%		0.66%		0.96%		89%
IB	59.18	0.42	3.77	4.19	(0.36)		(8.81)	(9.17)	54.20	7.04		764,541	0.91		0.91		0.72		89
IC(8)	60.21	0.09	3.53	3.62	(0.43)		(8.81)	(9.24)	54.59	5.97	(4)	3,453	1.16	(5)	1.16	(5)	0.23	(5)	89

For the Year Ended December 31, 2013
IA	$43.37	$0.45	$16.49	$16.94	$(0.51)		$(0.15)	$(0.66)	$59.65	39.08%		$7,029,201	0.67%		0.67%		0.88%		86%
IB	43.05	0.32	16.33	16.65	(0.37)		(0.15)	(0.52)	59.18	38.72		969,611	0.92		0.92		0.63		86

For the Year Ended December 31, 2012
IA	$37.20	$0.57	$6.24	$6.81	$(0.64)		$—	$(0.64)	$43.37	18.34%		$7,750,924	0.67%		0.67%		1.24%		142%
IB	36.90	0.52	6.14	6.66	(0.51)		—	(0.51)	43.05	18.04		874,386	0.92		0.92		0.99		142

For the Year Ended December 31, 2011
IA	$42.36	$0.37	$(5.20)	$(4.83)	$(0.33)		$—	$(0.33)	$37.20	(11.41)%		$8,169,178	0.67%		0.67%		0.95%		113%
IB	42.00	0.32	(5.20)	(4.88)	(0.22)		—	(0.22)	36.90	(11.62)		1,102,054	0.92		0.92		0.71		113

For the Year Ended December 31, 2010
IA	$36.63	$0.30	$5.72	$6.02	$(0.29	)(9)	$—	$(0.29)	$42.36	16.50%		$8,889,906	0.67%		0.67%		0.77%		95%
IB	36.32	0.21	5.66	5.87	(0.19	)(9)	—	(0.19)	42.00	16.21		1,522,218	0.92		0.92		0.52		95

The accompanying notes are an integral part of these financial statements.

208

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Disciplined Equity HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$20.99	$0.09	$0.89	$0.98	$—	$—	$—	$21.97	4.67	%(4)	$688,849	0.76	%(5)	0.76	%(5)	0.84	%(5)	10%
IB	20.88	0.06	0.90	0.96	—	—	—	21.84	4.60	(4)	97,602	1.01	(5)	1.01	(5)	0.59	(5)	10

For the Year Ended December 31, 2014
IA	$18.36	$0.14	$2.83	$2.97	$(0.14)	$(0.20)	$(0.34)	$20.99	16.18%		$734,110	0.75%		0.75%		0.73%		63%
IB	18.27	0.09	2.81	2.90	(0.09)	(0.20)	(0.29)	20.88	15.87		107,577	1.00		1.00		0.47		63

For the Year Ended December 31, 2013
IA	$13.64	$0.17	$4.72	$4.89	$(0.17)	$—	$(0.17)	$18.36	35.82%		$811,099	0.76%		0.76%		1.07%		23%
IB	13.58	0.13	4.68	4.81	(0.12)	—	(0.12)	18.27	35.47		118,598	1.01		1.01		0.82		23

For the Year Ended December 31, 2012(6)
IA	$11.78	$0.22	$1.86	$2.08	$(0.22)	$—	$(0.22)	$13.64	17.62%		$798,148	0.75%		0.75%		1.45%		34%
IB	11.73	0.18	1.85	2.03	(0.18)	—	(0.18)	13.58	17.33		116,113	1.00		1.00		1.20		34

For the Year Ended December 31, 2011(6)
IA	$11.79	$0.14	$(0.01)	$0.13	$(0.14)	$—	$(0.14)	$11.78	1.15%		$852,312	0.74%		0.74%		1.06%		44%
IB	11.73	0.11	—	0.11	(0.11)	—	(0.11)	11.73	0.90		129,416	0.99		0.99		0.81		44

For the Year Ended December 31, 2010(6)
IA	$10.47	$0.15	$1.32	$1.47	$(0.15)	$—	$(0.15)	$11.79	14.04%		$1,022,321	0.75%		0.75%		1.35%		44%
IB	10.42	0.13	1.30	1.43	(0.12)	—	(0.12)	11.73	13.76		159,898	1.00		1.00		1.10		44

Hartford Dividend and Growth HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$26.45	$0.24	$(0.25)	$(0.01)	$—	$—	$—	$26.44	(0.04	)%(4)	$3,257,268	0.67	%(5)	0.67	%(5)	1.80	%(5)	10%
IB	26.38	0.20	(0.24)	(0.04)	—	—	—	26.34	(0.15	)(4)	494,898	0.92	(5)	0.92	(5)	1.55	(5)	10

For the Year Ended December 31, 2014
IA	$27.05	$0.49	$2.92	$3.41	$(0.49)	$(3.52)	$(4.01)	$26.45	12.96%		$3,502,492	0.67%		0.67%		1.78%		19%
IB	26.99	0.42	2.91	3.33	(0.42)	(3.52)	(3.94)	26.38	12.68		546,006	0.92		0.92		1.53		19

For the Year Ended December 31, 2013
IA	$21.46	$0.46	$6.33	$6.79	$(0.51)	$(0.69)	$(1.20)	$27.05	31.92%		$3,760,183	0.67%		0.67%		1.88%		25%
IB	21.42	0.40	6.31	6.71	(0.45)	(0.69)	(1.14)	26.99	31.58		621,751	0.92		0.92		1.62		25

For the Year Ended December 31, 2012(6)
IA	$19.34	$0.49	$2.13	$2.62	$(0.50)	$—	$(0.50)	$21.46	13.59%		$3,658,076	0.67%		0.67%		2.13%		20%
IB	19.30	0.45	2.11	2.56	(0.44)	—	(0.44)	21.42	13.31		589,194	0.92		0.92		1.88		20

For the Year Ended December 31, 2011(6)
IA	$19.50	$0.42	$(0.16)	$0.26	$(0.42)	$—	$(0.42)	$19.34	1.32%		$3,851,657	0.67%		0.67%		1.98%		24%
IB	19.46	0.36	(0.16)	0.20	(0.36)	—	(0.36)	19.30	1.06		658,419	0.92		0.92		1.73		24

For the Year Ended December 31, 2010(6)
IA	$17.55	$0.35	$1.96	$2.31	$(0.36)	$—	$(0.36)	$19.50	13.21%		$4,409,787	0.68%		0.68%		1.87%		32%
IB	17.51	0.32	1.94	2.26	(0.31)	—	(0.31)	19.46	12.93		756,001	0.93		0.93		1.62		32

The accompanying notes are an integral part of these financial statements.

209

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Global Growth HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$23.74	$0.12	$1.60	$1.72	$—	$—	$—	$25.46	7.25	%(4)	$399,376	0.81	%(5)	0.81	%(5)	0.99	%(5)	27%
IB	23.56	0.09	1.58	1.67	—	—	—	25.23	7.09	(4)	90,242	1.06	(5)	1.06	(5)	0.74	(5)	27

For the Year Ended December 31, 2014
IA	$22.33	$0.13	$1.39	$1.52	$(0.11)	$—	$(0.11)	$23.74	6.79%		$388,542	0.81%		0.81%		0.57%		82	%(10)
IB	22.16	0.07	1.39	1.46	(0.06)	—	(0.06)	23.56	6.58		92,979	1.06		1.06		0.30		82	(10)

For the Year Ended December 31, 2013
IA	$16.50	$0.11	$5.86	$5.97	$(0.14)	$—	$(0.14)	$22.33	36.30%		$360,086	0.82%		0.82%		0.56%		71%
IB	16.38	0.06	5.81	5.87	(0.09)	—	(0.09)	22.16	35.90		79,823	1.07		1.07		0.32		71

For the Year Ended December 31, 2012(6)
IA	$13.45	$0.14	$3.00	$3.14	$(0.09)	$—	$(0.09)	$16.50	23.41%		$321,371	0.82%		0.82%		0.73%		108%
IB	13.34	0.09	2.99	3.08	(0.04)	—	(0.04)	16.38	23.10		77,224	1.07		1.07		0.47		108

For the Year Ended December 31, 2011(6)
IA	$15.62	$0.08	$(2.24)	$(2.16)	$(0.01)	$—	$(0.01)	$13.45	(13.89)%		$352,947	0.80%		0.80%		0.46%		57%
IB	15.53	0.04	(2.23)	(2.19)	—	—	—	13.34	(14.10)		82,204	1.05		1.05		0.22		57

For the Year Ended December 31, 2010(6)
IA	$13.71	$0.04	$1.91	$1.95	$(0.04)	$—	$(0.04)	$15.62	14.25%		$484,754	0.81%		0.81%		0.28%		62%
IB	13.64	—	1.90	1.90	(0.01)	—	(0.01)	15.53	13.96		118,824	1.06		1.06		0.03		62

Hartford Growth Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$38.88	$0.03	$4.13	$4.16	$—	$—	$—	$43.04	10.70	%(4)	$1,250,265	0.64	%(5)	0.64	%(5)	0.13	%(5)	51%
IB	37.93	(0.02)	4.03	4.01	—	—	—	41.94	10.57	(4)	168,137	0.89	(5)	0.89	(5)	(0.12	)(5)	51
IC	38.75	(0.08)	4.12	4.04	—	—	—	42.79	10.43	(4)	8,780	1.15	(5)	1.15	(5)	(0.40	)(5)	51

For the Year Ended December 31, 2014
IA	$40.58	$0.06	$5.31	$5.37	$(0.07)	$(7.00)	$(7.07)	$38.88	14.14%		$1,203,366	0.64%		0.64%		0.16%		145	%(11)
IB	39.79	(0.04)	5.18	5.14	—	(7.00)	(7.00)	37.93	13.82		160,040	0.89		0.89		(0.11)		145	(11)
IC(8)	40.23	(0.10)	5.69	5.59	(0.07)	(7.00)	(7.07)	38.75	14.79	(4)	1,717	1.14	(5)	1.14	(5)	(0.37	)(5)	145	(11)

For the Year Ended December 31, 2013
IA	$29.90	$0.07	$10.61	$10.68	$—	$—	$—	$40.58	35.74%		$1,097,380	0.65%		0.65%		0.21%		119%
IB	29.38	(0.01)	10.42	10.41	—	—	—	39.79	35.42		111,230	0.90		0.90		(0.04)		119

For the Year Ended December 31, 2012
IA	$23.57	$0.03	$6.30	$6.33	$—	$—	$—	$29.90	26.86%		$951,372	0.65%		0.65%		0.11%		105%
IB	23.22	(0.05)	6.21	6.16	—	—	—	29.38	26.54		108,506	0.90		0.90		(0.15)		105

For the Year Ended December 31, 2011
IA	$25.86	$0.01	$(2.30)	$(2.29)	$—	$—	$—	$23.57	(8.87)%		$881,352	0.66%		0.66%		0.03%		113%
IB	25.54	(0.06)	(2.26)	(2.32)	—	—	—	23.22	(9.10)		108,905	0.91		0.91		(0.22)		113

For the Year Ended December 31, 2010
IA	$22.00	$0.02	$3.84	$3.86	$—	$—	$—	$25.86	17.56%		$1,106,030	0.65%		0.65%		0.08%		104%
IB	21.78	(0.04)	3.80	3.76	—	—	—	25.54	17.28		137,147	0.90		0.90		(0.17)		104

The accompanying notes are an integral part of these financial statements.

210

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Healthcare HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$30.02	$(0.01)	$4.63	$4.62	$—	$—	$—	$34.64	15.39	%(4)	$366,242	0.86	%(5)	0.86	%(5)	(0.05	)%(5)	14%
IB	29.23	(0.05)	4.51	4.46	—	—	—	33.69	15.26	(4)	69,296	1.11	(5)	1.11	(5)	(0.30	)(5)	14

For the Year Ended December 31, 2014
IA	$25.67	$0.01	$6.75	$6.76	$(0.07)	$(2.34)	$(2.41)	$30.02	27.39%		$301,580	0.88%		0.88%		0.03%		33%
IB	25.07	(0.06)	6.57	6.51	(0.01)	(2.34)	(2.35)	29.23	27.00		60,413	1.13		1.13		(0.22)		33

For the Year Ended December 31, 2013
IA	$18.11	$0.04	$9.12	$9.16	$(0.12)	$(1.48)	$(1.60)	$25.67	51.84%		$243,719	0.89%		0.89%		0.19%		33%
IB	17.71	(0.01)	8.92	8.91	(0.07)	(1.48)	(1.55)	25.07	51.50		57,187	1.14		1.14		(0.06)		33

For the Year Ended December 31, 2012(6)
IA	$15.07	$0.13	$2.98	$3.11	$(0.07)	$—	$(0.07)	$18.11	20.62%		$149,801	0.91%		0.91%		0.69%		46%
IB	14.74	0.09	2.90	2.99	(0.02)	—	(0.02)	17.71	20.32		45,306	1.16		1.16		0.43		46

For the Year Ended December 31, 2011(6)
IA	$13.89	$0.06	$1.13	$1.19	$(0.01)	$—	$(0.01)	$15.07	8.54%		$137,088	0.91%		0.91%		0.33%		45%
IB	13.61	0.02	1.11	1.13	—	—	—	14.74	8.27		48,933	1.16		1.16		0.08		45

For the Year Ended December 31, 2010(6)
IA	$12.99	$0.08	$0.84	$0.92	$(0.02)	$—	$(0.02)	$13.89	7.10%		$137,454	0.90%		0.90%		0.55%		32%
IB	12.74	0.04	0.83	0.87	—	—	—	13.61	6.84		54,753	1.15		1.15		0.30		32

Hartford High Yield HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$8.45	$0.21	$(0.01)	$0.20	$—	$—	$—	$8.65	2.37	%(4)	$302,313	0.76	%(5)	0.76	%(5)	4.92	%(5)	15%
IB	8.32	0.20	(0.01)	0.19	—	—	—	8.51	2.28	(4)	97,150	1.01	(5)	1.01	(5)	4.67	(5)	15

For the Year Ended December 31, 2014
IA	$8.90	$0.47	$(0.22)	$0.25	$(0.70)	$—	$(0.70)	$8.45	2.58%		$321,650	0.75%		0.75%		5.28%		39%
IB	8.77	0.44	(0.22)	0.22	(0.67)	—	(0.67)	8.32	2.31		105,579	1.00		1.00		5.02		39

For the Year Ended December 31, 2013
IA	$9.09	$0.54	$0.01	$0.55	$(0.74)	$—	$(0.74)	$8.90	6.43%		$389,340	0.75%		0.75%		5.90%		46%
IB	8.96	0.50	0.03	0.53	(0.72)	—	(0.72)	8.77	6.17		125,701	1.00		1.00		5.64		46

For the Year Ended December 31, 2012
IA	$8.70	$0.58	$0.63	$1.21	$(0.82)	$—	$(0.82)	$9.09	14.31%		$504,042	0.75%		0.75%		6.37%		94%
IB	8.59	0.55	0.62	1.17	(0.80)	—	(0.80)	8.96	14.03		149,050	1.00		1.00		6.12		94

For the Year Ended December 31, 2011
IA	$9.15	$0.71	$(0.31)	$0.40	$(0.85)	$—	$(0.85)	$8.70	4.69%		$548,608	0.74%		0.74%		7.68%		88%
IB	9.04	0.67	(0.30)	0.37	(0.82)	—	(0.82)	8.59	4.44		160,060	0.99		0.99		7.43		88

For the Year Ended December 31, 2010
IA	$7.94	$0.75	$0.52	$1.27	$(0.06)	$—	$(0.06)	$9.15	16.15%		$602,493	0.75%		0.75%		8.80%		139%
IB	7.86	0.72	0.52	1.24	(0.06)	—	(0.06)	9.04	15.86		186,357	1.00		1.00		8.57		139

The accompanying notes are an integral part of these financial statements.

211

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford International Opportunities HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$14.13	$0.19	$0.79	$0.98	$—	$—	$—	$15.11	6.94	%(4)	$1,267,574	0.73	%(5)	0.73	%(5)	2.49	%(5)	38%
IB	14.29	0.17	0.80	0.97	—	—	—	15.26	6.79	(4)	186,419	0.98	(5)	0.98	(5)	2.22	(5)	38

For the Year Ended December 31, 2014
IA	$15.03	$0.19	$(0.75)	$(0.56)	$(0.34)	$—	$(0.34)	$14.13	(3.87)%		$1,239,946	0.73%		0.73%		1.30%		90%
IB	15.20	0.15	(0.76)	(0.61)	(0.30)	—	(0.30)	14.29	(4.14)		189,053	0.98		0.98		1.02		90

For the Year Ended December 31, 2013
IA	$12.63	$0.24	$2.45	$2.69	$(0.29)	$—	$(0.29)	$15.03	21.55%		$1,454,018	0.74%		0.74%		1.76%		100%
IB	12.76	0.21	2.49	2.70	(0.26)	—	(0.26)	15.20	21.28		215,447	0.99		0.99		1.55		100

For the Year Ended December 31, 2012(6)
IA	$10.72	$0.26	$1.88	$2.14	$(0.23)	$—	$(0.23)	$12.63	20.20%		$1,303,209	0.74%		0.74%		1.88%		95%
IB	10.82	0.25	1.88	2.13	(0.19)	—	(0.19)	12.76	19.89		220,699	0.99		0.99		1.64		95

For the Year Ended December 31, 2011(6)
IA	$12.46	$0.21	$(1.94)	$(1.73)	$(0.01)	$—	$(0.01)	$10.72	(13.97)%		$1,287,917	0.73%		0.73%		1.66%		111%
IB	12.61	0.19	(1.97)	(1.78)	(0.01)	—	(0.01)	10.82	(14.19)		232,707	0.98		0.98		1.41		111

For the Year Ended December 31, 2010
IA	$11.01	$0.13	$1.46	$1.59	$(0.14)	$—	$(0.14)	$12.46	14.49%		$1,705,757	0.74%		0.74%		1.19%		128	%(12)
IB	11.15	0.11	1.46	1.57	(0.11)	—	(0.11)	12.61	14.20		328,671	0.99		0.99		0.94		128	(12)

Hartford MidCap HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$37.28	$0.01	$2.08	$2.09	$—	$—	$—	$39.37	5.61	%(4)	$1,756,761	0.69	%(5)	0.69	%(5)	0.03	%(5)	17%
IB	36.83	(0.04)	2.05	2.01	—	—	—	38.84	5.46	(4)	111,937	0.94	(5)	0.94	(5)	(0.18	)(5)	17

For the Year Ended December 31, 2014
IA	$37.87	$0.04	$4.22	$4.26	$(0.04)	$(4.81)	$(4.85)	$37.28	11.37%		$1,669,393	0.70%		0.70%		0.10%		42%
IB	37.52	(0.06)	4.18	4.12	—	(4.81)	(4.81)	36.83	11.09		83,562	0.95		0.95		(0.15)		42

For the Year Ended December 31, 2013
IA	$28.16	$0.07	$11.02	$11.09	$(0.04)	$(1.34)	$(1.38)	$37.87	39.82%		$1,483,626	0.71%		0.71%		0.21%		34%
IB	27.95	(0.02)	10.94	10.92	(0.01)	(1.34)	(1.35)	37.52	39.46		82,483	0.96		0.96		(0.05)		34

For the Year Ended December 31, 2012(6)
IA	$23.77	$0.24	$4.38	$4.62	$(0.23)	$—	$(0.23)	$28.16	19.44%		$1,325,221	0.71%		0.71%		0.84%		51%
IB	23.59	0.17	4.35	4.52	(0.16)	—	(0.16)	27.95	19.14		70,997	0.96		0.96		0.59		51

For the Year Ended December 31, 2011(6)
IA	$26.01	$0.15	$(2.20)	$(2.05)	$(0.19)	$—	$(0.19)	$23.77	(7.92)%		$1,212,257	0.71%		0.71%		0.48%		69%
IB	25.74	0.07	(2.17)	(2.10)	(0.05)	—	(0.05)	23.59	(8.16)		70,188	0.96		0.96		0.18		69

For the Year Ended December 31, 2010(6)
IA	$21.12	$0.10	$4.85	$4.95	$(0.06)	$—	$(0.06)	$26.01	23.45%		$1,722,182	0.70%		0.70%		0.44%		52%
IB	20.92	0.04	4.79	4.83	(0.01)	—	(0.01)	25.74	23.15		124,465	0.95		0.95		0.12		52

The accompanying notes are an integral part of these financial statements.

212

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford MidCap Value HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$14.60	$0.04	$0.67	$0.71	$—	$—	$—	$15.31	4.86	%(4)	$329,917	0.84	%(5)	0.84	%(5)	0.51	%(5)	13%
IB	14.50	0.02	0.68	0.70	—	—	—	15.20	4.83	(4)	108,504	1.09	(5)	1.09	(5)	0.26	(5)	13

For the Year Ended December 31, 2014
IA	$15.51	$0.09	$1.19	$1.28	$(0.11)	$(2.08)	$(2.19)	$14.60	8.22%		$345,084	0.84%		0.84%		0.60%		31%
IB	15.42	0.05	1.18	1.23	(0.07)	(2.08)	(2.15)	14.50	7.91		110,819	1.09		1.09		0.35		31

For the Year Ended December 31, 2013
IA	$11.65	$0.08	$3.95	$4.03	$(0.17)	$—	$(0.17)	$15.51	34.71%		$377,272	0.84%		0.84%		0.56%		49%
IB	11.59	0.04	3.93	3.97	(0.14)	—	(0.14)	15.42	34.37		123,884	1.09		1.09		0.31		49

For the Year Ended December 31, 2012(6)
IA	$9.44	$0.14	$2.20	$2.34	$(0.13)	$—	$(0.13)	$11.65	24.95%		$323,934	0.85%		0.85%		1.03%		45%
IB	9.38	0.10	2.21	2.31	(0.10)	—	(0.10)	11.59	24.64		112,996	1.10		1.10		0.79		45

For the Year Ended December 31, 2011(6)
IA	$10.32	$0.07	$(0.95)	$(0.88)	$—	$—	$—	$9.44	(8.56)%		$341,583	0.83%		0.83%		0.57%		43%
IB	10.29	0.04	(0.95)	(0.91)	—	—	—	9.38	(8.79)		116,563	1.08		1.08		0.32		43

For the Year Ended December 31, 2010
IA	$8.33	$0.05	$2.00	$2.05	$(0.06)	$—	$(0.06)	$10.32	24.67%		$462,281	0.85%		0.85%		0.57%		57	%(13)
IB	8.30	0.03	1.99	2.02	(0.03)	—	(0.03)	10.29	24.36		163,498	1.10		1.10		0.30		57	(13)

Hartford Small Company HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$23.33	$(0.01)	$1.32	$1.31	$—	$—	$—	$24.64	5.62	%(4)	$1,327,434	0.71	%(5)	0.71	%(5)	(0.11	)%(5)	50%
IB	22.24	(0.04)	1.26	1.22	—	—	—	23.46	5.49	(4)	126,910	0.96	(5)	0.96	(5)	(0.36	)(5)	50

For the Year Ended December 31, 2014
IA	$26.43	$(0.09)	$1.78	$1.69	$—	$(4.79)	$(4.79)	$23.33	7.07%		$1,279,533	0.71%		0.71%		(0.35)%		90%
IB	25.46	(0.15)	1.72	1.57	—	(4.79)	(4.79)	22.24	6.85		123,799	0.96		0.96		(0.60)		90

For the Year Ended December 31, 2013
IA	$19.74	$(0.07)	$8.60	$8.53	$(0.02)	$(1.82)	$(1.84)	$26.43	44.38%		$1,354,821	0.71%		0.71%		(0.29)%		96%
IB	19.06	(0.12)	8.34	8.22	—	(1.82)	(1.82)	25.46	44.28		141,791	0.96		0.96		(0.54)		96

For the Year Ended December 31, 2012(6)
IA	$17.07	$0.03	$2.64	$2.67	$—	$—	$—	$19.74	15.64%		$1,126,350	0.72%		0.72%		0.16%		110%
IB	16.56	(0.03)	2.53	2.50	—	—	—	19.06	15.10		117,133	0.97		0.97		(0.13)		110

For the Year Ended December 31, 2011(6)
IA	$17.66	$(0.02)	$(0.57)	$(0.59)	$—	$—	$—	$17.07	(3.36)%		$1,090,883	0.71%		0.71%		(0.13)%		99%
IB	17.18	(0.09)	(0.53)	(0.62)	—	—	—	16.56	(3.62)		155,970	0.96		0.96		(0.38)		99

For the Year Ended December 31, 2010(6)
IA	$14.23	$(0.01)	$3.44	$3.43	$—	$—	$—	$17.66	24.13%		$1,180,045	0.73%		0.73%		(0.08)%		171%
IB	13.88	(0.06)	3.36	3.30	—	—	—	17.18	23.83		212,281	0.98		0.98		(0.33)		171

The accompanying notes are an integral part of these financial statements.

213

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Small/Mid Cap Equity HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$9.47	$0.07	$0.27	$0.34	$—	$—	$—	$9.81	3.59	%(4)	$94,258	0.86	%(5)	0.86	%(5)	1.42	%(5)	39%
IB	9.41	0.06	0.27	0.33	—	—	—	9.74	3.51	(4)	22,002	1.11	(5)	1.11	(5)	1.17	(5)	39

For the Year Ended December 31, 2014
IA	$11.29	$0.13	$0.43	$0.56	$(0.18)	$(2.20)	$(2.38)	$9.47	5.22%		$98,069	0.85%		0.85%		1.20%		108%
IB	11.22	0.10	0.44	0.54	(0.15)	(2.20)	(2.35)	9.41	5.00		23,239	1.10		1.10		0.96		108

For the Year Ended December 31, 2013
IA	$8.90	$0.16	$3.08	$3.24	$(0.14)	$(0.71)	$(0.85)	$11.29	37.51%		$117,395	0.85%		0.85%		1.58%		128%
IB	8.85	0.13	3.07	3.20	(0.12)	(0.71)	(0.83)	11.22	37.08		26,362	1.10		1.10		1.32		128

For the Year Ended December 31, 2012(6)
IA	$8.93	$0.15	$1.21	$1.36	$(0.06)	$(1.33)	$(1.39)	$8.90	15.87%		$106,339	0.88%		0.88%		1.57%		150%
IB	8.88	0.13	1.20	1.33	(0.03)	(1.33)	(1.36)	8.85	15.58		24,774	1.13		1.13		1.26		150

For the Year Ended December 31, 2011(6)
IA	$9.85	$0.06	$(0.23)	$(0.17)	$—	$(0.75)	$(0.75)	$8.93	(1.13)%		$107,762	0.87%		0.87%		0.60%		196%
IB	9.83	0.04	(0.24)	(0.20)	—	(0.75)	(0.75)	8.88	(1.38)		28,441	1.12		1.12		0.34		196

For the Year Ended December 31, 2010(6)
IA	$7.88	$0.07	$1.96	$2.03	$(0.06)	$—	$(0.06)	$9.85	25.83%		$136,913	0.87%		0.87%		0.82%		300%
IB	7.86	0.05	1.96	2.01	(0.04)	—	(0.04)	9.83	25.52		38,008	1.12		1.12		0.59		300

Hartford SmallCap Growth HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$27.95	$0.04	$2.22	$2.26	$—	$—	$—	$30.21	8.09	%(4)	$740,086	0.65	%(5)	0.65	%(5)	0.29	%(5)	34%
IB	27.44	0.01	2.17	2.18	—	—	—	29.62	7.94	(4)	135,898	0.90	(5)	0.90	(5)	0.06	(5)	34

For the Year Ended December 31, 2014
IA	$32.60	$0.06	$1.48	$1.54	$(0.02)	$(6.17)	$(6.19)	$27.95	5.83%		$557,200	0.65%		0.65%		0.19%		117%
IB	32.17	(0.02)	1.46	1.44	—	(6.17)	(6.17)	27.44	5.57		115,230	0.90		0.90		(0.06)		117

For the Year Ended December 31, 2013
IA	$25.44	$0.05	$10.92	$10.97	$(0.12)	$(3.69)	$(3.81)	$32.60	44.87%		$466,173	0.67%		0.67%		0.16%		81%
IB	25.14	(0.02)	10.77	10.75	(0.03)	(3.69)	(3.72)	32.17	44.50		123,966	0.92		0.92		(0.08)		81

For the Year Ended December 31, 2012(6)
IA	$21.67	$0.11	$3.66	$3.77	$—	$—	$—	$25.44	17.40%		$378,318	0.67%		0.67%		0.41%		85%
IB	21.47	0.04	3.63	3.67	—	—	—	25.14	17.10		134,404	0.92		0.92		0.16		85

For the Year Ended December 31, 2011(6)
IA	$21.37	$(0.02)	$0.32	$0.30	$—	$—	$—	$21.67	1.42%		$397,662	0.67%		0.67%		(0.07)%		62%
IB	21.22	(0.07)	0.32	0.25	—	—	—	21.47	1.17		144,022	0.92		0.92		(0.32)		62

For the Year Ended December 31, 2010(6)
IA	$15.65	$—	$5.72	$5.72	$—	$—	$—	$21.37	36.56%		$467,888	0.68%		0.68%		0.03%		66%
IB	15.58	(0.04)	5.68	5.64	—	—	—	21.22	36.21		164,123	0.93		0.93		(0.22)		66

The accompanying notes are an integral part of these financial statements.

214

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Stock HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$63.49	$0.58	$(1.07)	$(0.49)	$—	$—	$—	$63.00	(0.77	)%(4)	$1,432,823	0.51	%(5)	0.51	%(5)	1.81	%(5)	13%
IB	63.46	0.49	(1.07)	(0.58)	—	—	—	62.88	(0.91	)(4)	164,739	0.76	(5)	0.76	(5)	1.56	(5)	13

For the Year Ended December 31, 2014
IA	$58.07	$1.07	$5.51	$6.58	$(1.16)	$—	$(1.16)	$63.49	11.31%		$1,552,777	0.50%		0.50%		1.79%		20%
IB	58.04	0.92	5.50	6.42	(1.00)	—	(1.00)	63.46	11.04		182,112	0.75		0.75		1.54		20

For the Year Ended December 31, 2013
IA	$44.73	$0.99	$13.41	$14.40	$(1.06)	$—	$(1.06)	$58.07	32.25%		$1,667,278	0.51%		0.51%		1.89%		27%
IB	44.71	0.85	13.40	14.25	(0.92)	—	(0.92)	58.04	31.92		204,437	0.76		0.76		1.64		27

For the Year Ended December 31, 2012(6)
IA	$39.95	$0.91	$4.83	$5.74	$(0.96)	$—	$(0.96)	$44.73	14.38%		$1,532,116	0.51%		0.51%		1.86%		82%
IB	39.92	0.82	4.81	5.63	(0.84)	—	(0.84)	44.71	14.10		200,153	0.76		0.76		1.61		82

For the Year Ended December 31, 2011(6)
IA	$40.98	$0.62	$(1.07)	$(0.45)	$(0.58)	$—	$(0.58)	$39.95	(1.09)%		$1,614,788	0.50%		0.50%		1.37%		43%
IB	40.94	0.51	(1.06)	(0.55)	(0.47)	—	(0.47)	39.92	(1.34)		231,377	0.75		0.75		1.11		43

For the Year Ended December 31, 2010(6)
IA	$36.10	$0.44	$4.89	$5.33	$(0.45)	$—	$(0.45)	$40.98	14.80%		$1,980,502	0.50%		0.50%		1.09%		77%
IB	36.06	0.35	4.88	5.23	(0.35)	—	(0.35)	40.94	14.51		300,279	0.75		0.75		0.84		77

Hartford Total Return Bond HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$11.63	$0.15	$(0.18)	$(0.03)	$—	$—	$—	$11.60	(0.26	)%(4)	$2,685,751	0.51	%(5)	0.51	%(5)	2.64	%(5)	39%
IB	11.56	0.14	(0.19)	(0.05)	—	—	—	11.51	(0.35	)(4)	329,324	0.76	(5)	0.76	(5)	2.39	(5)	39

For the Year Ended December 31, 2014
IA	$11.35	$0.33	$0.34	$0.67	$(0.39)	$—	$(0.39)	$11.63	5.89%		$2,879,633	0.50%		0.50%		2.85%		84%
IB	11.27	0.30	0.34	0.64	(0.35)	—	(0.35)	11.56	5.68		360,006	0.75		0.75		2.60		84

For the Year Ended December 31, 2013
IA	$11.99	$0.32	$(0.49)	$(0.17)	$(0.47)	$—	$(0.47)	$11.35	(1.36)%		$3,290,622	0.50%		0.50%		2.76%		81%
IB	11.91	0.29	(0.50)	(0.21)	(0.43)	—	(0.43)	11.27	(1.66)		414,910	0.75		0.75		2.51		81

For the Year Ended December 31, 2012(6)
IA	$11.63	$0.41	$0.45	$0.86	$(0.50)	$—	$(0.50)	$11.99	7.54%		$3,572,511	0.50%		0.50%		3.01%		88%
IB	11.55	0.40	0.43	0.83	(0.47)	—	(0.47)	11.91	7.27		566,274	0.75		0.75		2.76		88

For the Year Ended December 31, 2011(6)
IA	$10.90	$0.44	$0.31	$0.75	$(0.02)	$—	$(0.02)	$11.63	6.99%		$3,718,609	0.49%		0.49%		3.60%		107%
IB	10.84	0.42	0.31	0.73	(0.02)	—	(0.02)	11.55	6.72		632,685	0.74		0.74		3.35		107

For the Year Ended December 31, 2010(6)
IA	$10.58	$0.45	$0.34	$0.79	$(0.47)	$—	$(0.47)	$10.90	7.51%		$4,026,583	0.50%		0.50%		3.90%		188%
IB	10.53	0.44	0.31	0.75	(0.44)	—	(0.44)	10.84	7.25		722,317	0.75		0.75		3.65		188

The accompanying notes are an integral part of these financial statements.

215

Hartford HLS Funds

Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Ultrashort Bond HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$10.01	$0.01	$0.01	$0.02	$—	$—	$—	$10.03	0.20	%(4)	$668,066	0.43	%(5)	0.43	%(5)	0.28	%(5)	23%
IB	9.98	—	0.01	0.01	—	—	—	9.99	0.10	(4)	107,728	0.68	(5)	0.68	(5)	0.03	(5)	23

For the Year Ended December 31, 2014
IA	$10.00	$0.02	$(0.01)	$0.01	$—	$—	$—	$10.01	0.10%		$745,597	0.43%		0.43%		0.23%		40%
IB	9.99	—	(0.01)	(0.01)	—	—	—	9.98	(0.10)		121,168	0.68		0.68		(0.02)		40

For the Year Ended December 31, 2013(6)(14)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$1,013,110	0.45%		0.21%		(0.02)%		6	%(15)
IB	10.00	(0.01)	—	(0.01)	—	—	—	9.99	(0.10)		163,058	0.49		0.25		(0.06)		6	(15)

For the Year Ended December 31, 2012(6)(14)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$1,603,657	0.42%		0.18%		—%		—	%(16)
IB	10.00	—	—	—	—	—	—	10.00	—		272,464	0.42		0.18		—		—	(16)

For the Year Ended December 31, 2011(6)(14)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$1,970,312	0.42%		0.16%		—%		—	%(16)
IB	10.00	—	—	—	—	—	—	10.00	—		376,648	0.42		0.16		—		—	(16)

For the Year Ended December 31, 2010(6)(14)
IA	$10.00	$—	$—	$—	$—	$—	$—	$10.00	—%		$2,086,014	0.43%		0.22%		—%		—	%(16)
IB	10.00	—	—	—	—	—	—	10.00	—		419,519	0.43		0.22		—		—	(16)

Hartford U.S. Government Securities HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$10.37	$0.07	$0.04	$0.11	$—	$—	$—	$10.48	1.06	%(4)	$438,573	0.49	%(5)	0.49	%(5)	1.42	%(5)	10%
IB	10.34	0.06	0.04	0.10	—	—	—	10.44	0.97	(4)	95,445	0.74	(5)	0.74	(5)	1.17	(5)	10

For the Year Ended December 31, 2014
IA	$10.32	$0.15	$0.14	$0.29	$(0.24)	$—	$(0.24)	$10.37	2.81%		$468,967	0.48%		0.48%		1.40%		37%
IB	10.28	0.12	0.15	0.27	(0.21)	—	(0.21)	10.34	2.59		102,235	0.73		0.73		1.15		37

For the Year Ended December 31, 2013
IA	$10.75	$0.12	$(0.30)	$(0.18)	$(0.25)	$—	$(0.25)	$10.32	(1.68)%		$556,169	0.49%		0.49%		1.14%		39%
IB	10.71	0.09	(0.30)	(0.21)	(0.22)	—	(0.22)	10.28	(1.97)		123,908	0.74		0.74		0.89		39

For the Year Ended December 31, 2012(6)
IA	$10.68	$0.16	$0.22	$0.38	$(0.31)	$—	$(0.31)	$10.75	3.70%		$833,735	0.48%		0.48%		1.20%		86%
IB	10.63	0.13	0.23	0.36	(0.28)	—	(0.28)	10.71	3.44		173,937	0.73		0.73		0.95		86

For the Year Ended December 31, 2011(6)
IA	$10.46	$0.21	$0.30	$0.51	$(0.29)	$—	$(0.29)	$10.68	4.87%		$907,046	0.48%		0.48%		1.61%		426%
IB	10.40	0.19	0.29	0.48	(0.25)	—	(0.25)	10.63	4.61		194,273	0.73		0.73		1.36		426

For the Year Ended December 31, 2010
IA	$10.53	$0.28	$0.14	$0.42	$(0.49)	$—	$(0.49)	$10.46	3.79%		$1,038,534	0.47%		0.47%		2.59%		270%
IB	10.48	0.25	0.12	0.37	(0.45)	—	(0.45)	10.40	3.53		231,188	0.72		0.72		2.34		270

The accompanying notes are an integral part of these financial statements.

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Financial Highlights – (continued)

	— Selected Per-Share Data(1) —										— Ratios and Supplemental Data —
Class	Net Asset Value at, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return(2)		Net Assets at End of Period (000s)	Ratio of Expenses to Average Net Assets Before Adjust- ments(3)		Ratio of Expenses to Average Net Assets After Adjust- ments(3)		Ratio of Net Investment Income (Loss) to Average Net Assets		Portfolio Turnover
Hartford Value HLS Fund
For the Six-Month Period Ended June 30, 2015 (Unaudited)
IA	$16.89	$0.12	$0.05	$0.17	$—	$—	$—	$17.06	1.01	%(4)	$492,768	0.77	%(5)	0.77	%(5)	1.45	%(5)	11%
IB	16.88	0.10	0.04	0.14	—	—	—	17.02	0.83	(4)	91,540	1.02	(5)	1.02	(5)	1.20	(5)	11

For the Year Ended December 31, 2014
IA	$15.39	$0.24	$1.51	$1.75	$(0.25)	$—	$(0.25)	$16.89	11.37%		$523,661	0.77%		0.77%		1.51%		14%
IB	15.38	0.20	1.51	1.71	(0.21)	—	(0.21)	16.88	11.10		98,407	1.02		1.02		1.26		14

For the Year Ended December 31, 2013
IA	$11.86	$0.23	$3.55	$3.78	$(0.25)	$—	$(0.25)	$15.39	31.94%		$551,350	0.76%		0.76%		1.66%		19%
IB	11.85	0.20	3.54	3.74	(0.21)	—	(0.21)	15.38	31.65		109,081	1.01		1.01		1.41		19

For the Year Ended December 31, 2012(6)
IA	$10.37	$0.26	$1.50	$1.76	$(0.27)	$—	$(0.27)	$11.86	16.99%		$549,228	0.76%		0.76%		2.02%		22%
IB	10.36	0.23	1.50	1.73	(0.24)	—	(0.24)	11.85	16.69		103,438	1.01		1.01		1.77		22

For the Year Ended December 31, 2011(6)
IA	$10.77	$0.20	$(0.41)	$(0.21)	$(0.19)	$—	$(0.19)	$10.37	(1.96)%		$591,278	0.75%		0.75%		1.65%		16%
IB	10.76	0.17	(0.41)	(0.24)	(0.16)	—	(0.16)	10.36	(2.20)		111,486	1.00		1.00		1.40		16

For the Year Ended December 31, 2010
IA	$9.50	$0.13	$1.26	$1.39	$(0.12)	$—	$(0.12)	$10.77	14.67%		$741,230	0.78%		0.78%		1.36%		47	%(17)
IB	9.50	0.11	1.25	1.36	(0.10)	—	(0.10)	10.76	14.38		154,731	1.03		1.03		1.11		47	(17)

(1)	Information presented relates to a share outstanding throughout the indicated period. Net investment income (loss) per share amounts are calculated based on average shares outstanding unless otherwise noted.
(2)	The figures do not include sales charges or other fees which may be applied at the variable life insurance, variable annuity or qualified retirement plan product level. Any such additional sales charges or other fees would lower the Fund’s performance.
(3)	Adjustments include waivers and reimbursements, if applicable. Ratios do not include fees paid indirectly (see Expenses in the accompanying Notes to Financial Statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Net investment income (loss) per share amounts have been calculated using the Securities and Exchange Commission method.
(7)	During the year ended December 31, 2010, the Fund incurred $204.5 million in purchases associated with the transition of assets from Hartford Global Advisers HLS Fund, which merged into the Fund on March 19, 2010. These purchases were excluded from the portfolio turnover calculation.
(8)	Commenced operations on April 30, 2014.
(9)	Included in this amount are tax distributions from capital of ($0.03).
(10)	During the year ended December 31, 2014, the Fund incurred $61.8 million in sales associated with the transition of assets from The Hartford Global Research HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(11)	During the year ended December 31, 2014, the Fund incurred $137.9 million in sales associated with the transition of assets from Hartford International Growth HLS Fund, which merged into the Fund on June 23, 2014. These sales were excluded from the portfolio turnover rate calculation.
(12)	During the year ended December 31, 2010, the Fund incurred $456.2 million in sales associated with the transition of assets from Hartford International Growth HLS Fund and Hartford International Small Company HLS Fund, which merged into the Fund on April 16, 2010. These sales were excluded from the portfolio turnover calculation.
(13)	During the year ended December 31, 2010, the Fund incurred $89.7 million in purchases associated with the transition of assets from Hartford SmallCap Value HLS Fund, which merged into the Fund on July 30, 2010. These purchases were excluded from the portfolio turnover calculation.
(14)	Per share amounts have been restated to reflect a reverse stock split effective October 21, 2013. Please see Notes to Financial Statements.
(15)	Portfolio turnover shown is from October 21, 2013 (conversion date) through December 31, 2013.
(16)	The Fund was managed as a money market fund and portfolio turnover was not calculated.
(17)	During the year ended December 31, 2010, the Fund incurred $269.8 million in sales associated with the transition of assets from Hartford Equity Income HLS Fund and Hartford Value Opportunities HLS Fund, which merged into the Fund on March 19, 2010. These sales were excluded from the portfolio turnover calculation.

The accompanying notes are an integral part of these financial statements.

217

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Notes to Financial Statements

June 30, 2015 (Unaudited)

1.	Organization:

Hartford Series Fund, Inc. and Hartford HLS Series Fund II, Inc. (collectively, the “Companies” and each a “Company”) are each an open-end registered management investment company comprised of fifteen and four series, respectively, as of June 30, 2015. Each Company is organized under the laws of the State of Maryland and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). Financial statements for each series of each Company (individually, a “Fund” and collectively, the “Funds”), listed below are included in this report.

Hartford Series Fund, Inc.:

Hartford Balanced HLS Fund (the “Balanced HLS Fund”)

Hartford Capital Appreciation HLS Fund (the “Capital Appreciation HLS Fund”)

Hartford Disciplined Equity HLS Fund (the “Disciplined Equity HLS Fund”)

Hartford Dividend and Growth HLS Fund (the “Dividend and Growth HLS Fund”)

Hartford Global Growth HLS Fund (the “Global Growth HLS Fund”)

Hartford Healthcare HLS Fund (the “Healthcare HLS Fund”)

Hartford High Yield HLS Fund (the “High Yield HLS Fund”)

Hartford International Opportunities HLS Fund (the “International Opportunities HLS Fund”)

Hartford MidCap HLS Fund (the “MidCap HLS Fund”)

Hartford MidCap Value HLS Fund (the “MidCap Value HLS Fund”)

Hartford Small Company HLS Fund (the “Small Company HLS Fund”)

Hartford Stock HLS Fund (the “Stock HLS Fund”)

Hartford Total Return Bond HLS Fund (the “Total Return Bond HLS Fund”)

Hartford Ultrashort Bond HLS Fund (the “Ultrashort Bond HLS Fund”)

Hartford Value HLS Fund (the “Value HLS Fund”)

Hartford HLS Series Fund II, Inc.:

Hartford Growth Opportunities HLS Fund (the “Growth Opportunities HLS Fund”)

Hartford Small/Mid Cap Equity HLS Fund (the “Small/Mid Cap Equity HLS Fund”)

Hartford SmallCap Growth HLS Fund (the “SmallCap Growth HLS Fund”)

Hartford U.S. Government Securities HLS Fund (the “U.S. Government Securities HLS Fund”)

Each Fund serves as an underlying investment option for certain variable annuity and variable life insurance separate accounts of Hartford Life Insurance Company (“HLIC”) and its affiliates and certain qualified retirement plans. Each Fund may also serve as an underlying investment option for certain variable annuity and variable life separate accounts of other insurance companies. Owners of variable annuity contracts and policyholders of variable life insurance contracts may choose the funds permitted in the variable insurance contract prospectus. In addition, participants in certain qualified retirement plans may choose the Funds if permitted by their plans.

The Global Growth HLS Fund’s portfolio managers are Matthew D. Hudson (50%) and John A. Boselli (50%). The SmallCap Growth HLS Fund’s portfolio managers are Mammen Chally (80%) and David J. Elliot (20%). The Small Company HLS Fund’s portfolio managers are Steven C. Angeli (91%), Mammen Chally (7%) and Jamie A. Rome (2%). The Small Company HLS Fund portfolio management team also includes Mario E. Abularach and Stephen Mortimer.

Each Fund is a diversified open-end management investment company. Each Fund applies specialized accounting and reporting under Accounting Standards and Codification Topic 946, Financial Services – Investment Companies.

Each Fund, except Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund, is divided into Class IA and Class IB shares. Balanced HLS Fund, Capital Appreciation HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, Small/Mid Cap Equity HLS Fund and Stock HLS Fund are divided into Class IA, Class IB and Class IC shares. Class IC shares have not commenced operations for Balanced HLS Fund, Dividend and Growth HLS Fund, Global Growth HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund, and Small/Mid Cap Equity HLS Fund and Stock HLS Fund as of the date of this report. Each class is offered at the per share net asset value (“NAV”) without a sales charge and is subject to the same expenses, except that the Class IB shares are subject to

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June 30, 2015 (Unaudited)

distribution and service fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and Class IC shares are subject to distribution fees charged pursuant to a Distribution Plan adopted in accordance with Rule 12b-1 under the 1940 Act and are also subject to an administrative service fee.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of each Fund in the preparation of its financial statements, which are in accordance with United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The NAV of each class of each Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Funds after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by each Fund’s portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, each Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of each Company’s Board of Directors. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of each Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by each Company’s Board of Directors in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Funds. The value of the foreign investments in which a Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by a Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that a Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Fixed income investments (other than short-term obligations), non-exchange traded derivatives and centrally cleared swaps held by a Fund are normally valued on the basis of quotes obtained from independent pricing services or brokers and dealers in accordance with procedures established by each Company’s Board of Directors. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling, trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the investment’s terms and conditions. Generally, a Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Senior floating rate interests generally trade in over-the-counter (“OTC”) markets and are priced through an independent pricing service utilizing independent market quotations from loan dealers or financial institutions. A composite bid price is used, which is an average of the dealer marks and dealer runs. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days, which approximates fair value.

Exchange traded options, futures and options on futures are valued at the settlement price or last trade price determined by the relevant exchange as of the NYSE Close. If the last trade price for exchange traded options does not fall between the bid and ask prices, the value will be the mean of the bid and ask prices as of the NYSE Close. If a last trade price is not available, the value will be the mean of the bid and ask prices as of the NYSE Close. If a mean of the bid and ask prices cannot be calculated for the day, the

219

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June 30, 2015 (Unaudited)

value will be the bid price as of the NYSE Close. In the case of over-the-counter (“OTC”) options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.
Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of certain Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Funds.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Investments in open-end mutual funds are valued at the respective NAV of each open-end mutual fund on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by each Company’s Board of Directors.

U.S. GAAP defines fair value as the price that the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of each Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of each Company generally reviews and approves the “Procedures for Valuation of Portfolio Investments” at least once a year. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Voting members of the Valuation Committee include each Company’s Treasurer or designee and a Vice President of the investment manager or designee. A Vice President of each Company with legal expertise or designee is also included on the Valuation Committee as a non-voting advisory member. In addition, each Company’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a

220

Hartford HLS Funds

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June 30, 2015 (Unaudited)

quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of each Fund’s subadviser, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of each Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “lookback” test). The Board of Directors of each Company then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows each Fund’s Schedule of Investments.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Trade date for senior floating rate interests purchased in the primary loan market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary loan market is the date on which the transaction is entered into.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, certain Funds will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium, accretion of discounts, inflation adjustments and additional principal received in-kind in lieu of cash, is accrued on a daily basis. Paydown gains and losses on mortgage related and other asset backed securities are included in interest income in the Statements of Operations, as applicable.

d)	Taxes – A Fund may be subject to taxes imposed on realized gains on securities of certain foreign countries in which such Fund invests. The amount of foreign tax expense is included on the accompanying Statements of Operations as a reduction to net realized gain on investments in these securities.

e)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Funds do not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

f)	Joint Trading Account – Each Fund may invest cash balances into a joint trading account that may be invested in one or more repurchase agreements.

g)

Fund Share Valuation and Dividend Distributions to Shareholders – Orders for each Fund’s shares are executed in accordance with the investment instructions of the contract holders and plan participants. The NAV of each Fund’s shares is determined as of the close of business on each business day of the Exchange (see Note 2(a)). The NAV is determined separately for each class of shares of a Fund by dividing the Fund’s net assets attributable to that class by the number of shares of the class outstanding. Each class of shares offered by a Fund has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting

221

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Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets of the class. Realized and unrealized gains and losses are allocated daily based on the relative net assets of each class of shares of each Fund.

Orders for the purchase of a Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Funds are not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by each Company’s Board of Directors. Dividends and/or distributions to shareholders are recorded on ex-date. The policy of each Fund is to pay dividends from net investment income and realized gains, if any, at least once a year.

Income dividends and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing (see the Federal Income Taxes: Distributions and Components of Distributable Earnings and Reclassification of Capital Accounts notes).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. During the period of the repurchase agreement, the counterparty will deposit cash and or securities in a third party custodial account to serve as collateral. At the time a Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose a Fund to counterparty risk – that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by a Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. Repurchase agreements have master netting arrangements which allow the Funds to offset amounts owed to a counterparty with amounts owed by the counterparty, including any collateral. Upon an event of default under a master repurchase agreement, the nondefaulting party may close out all transactions traded under such agreement and net amounts owed under each transaction to one net amount payable by one party to the other. Absent an event of default, the master repurchase agreement does not result in an offset of reported amounts of assets and liabilities in the Statements of Assets and Liabilities across transactions between a Fund and the applicable counterparty. See each Fund’s Schedule of Investments, if applicable, for outstanding repurchase agreements and related collateral as of June 30, 2015.

b)	Illiquid and Restricted Investments – Each Fund is permitted to invest up to 15% of its net assets in illiquid investments. Illiquid investments are those that may not be sold or disposed of in the ordinary course of business within seven days, at approximately the price used to determine a Fund’s NAV. A Fund may not be able to sell illiquid investments when its sub-adviser considers it desirable to do so or may have to sell such investments at a price that is lower than the price that could be obtained if the investments were more liquid. A sale of illiquid investments may require more time and may result in higher dealer discounts and other selling expenses than does the sale of those that are liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such investments, and an investment in them may have an adverse impact on a Fund’s NAV. Each Fund may also purchase certain restricted investments that can only be resold to certain qualified investors and may be determined to be liquid pursuant to policies and guidelines established by each Company’s Board of Directors. See each Fund’s Schedule of Investments, if applicable, for illiquid or restricted investments as of June 30, 2015.

c)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by a Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and a Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. See each Fund’s Schedule of Investments, if applicable, for when-issued or delayed-delivery investments as of June 30, 2015.

In connection with each Fund’s ability to purchase investments on a when-issued or forward commitment basis, a Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage backed

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Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although a Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, a Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Each Fund may enter into “dollar rolls” in which a Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. A Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities. A Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Funds’ portfolio turnover rate. See each Fund’s Schedule of Investments, if applicable, for open dollar roll transactions as of June 30, 2015.

d)	Senior Floating Rate Interests – Certain Funds may invest in senior floating rate interests. Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. A Fund may invest in multiple series or tranches of a senior floating rate interest, which may have varying terms and carry different associated risks. A Fund may also enter into unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a senior floating rate interest. In certain circumstances, a Fund may receive various fees upon the restructure of a senior floating rate interest by a borrower. Fees earned/paid may be recorded as a component of income or realized gain/loss in the Statements of Operations.

Senior floating rate interests are typically rated below-investment-grade, which suggests they are more likely to default and generally pay higher interest rates than investment-grade loans. A default could lead to non-payment of income, which would result in a reduction of income to the Fund, and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. See each Fund’s Schedule of Investments, if applicable, for outstanding senior floating rate interests as of June 30, 2015.

e)	Mortgage Related and Other Asset Backed Securities – Certain Funds may invest in mortgage related and other asset backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage backed securities, stripped mortgage backed securities, asset backed securities, collateralized debt obligations and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans. These securities provide a monthly payment that consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage related securities is guaranteed by the full faith and credit of the United States Government. Mortgage related and other asset backed securities created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. See each Fund’s Schedule of Investments, if applicable, for mortgage related and other asset backed securities as of June 30, 2015.

f)

Inflation Indexed Bonds – Certain Funds may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at

223

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a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive the principal amount until maturity. See each Fund’s Schedule of Investments, if applicable, for inflation indexed bonds as of June 30, 2015.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Funds use derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect a Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statements of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to the Schedules of Investments, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statements of Operations.

a)	Foreign Currency Contracts – Each Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of a Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by a Fund as an unrealized gain or loss. A Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. See each Fund’s Schedule of Investments, if applicable, for outstanding foreign currency contracts as of June 30, 2015.

b)	Futures Contracts – Each Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. A Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, a Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Funds. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities; however, the Funds seek to reduce this risk through the use of an FCM. See each Fund’s Schedule of Investments, if applicable, for outstanding futures contracts as of June 30, 2015.

c)

Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. Option contracts are either privately negotiated in the over-the-counter market (“OTC options”) or executed in a registered exchange (“exchange traded options”). A Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as a Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases a Fund’s exposure to the underlying instrument. Writing call options decreases a Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. A Fund, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market. A Fund may also purchase put and call options. Purchasing call options increases a Fund’s

224

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June 30, 2015 (Unaudited)

exposure to the underlying instrument. Purchasing put options decreases a Fund’s exposure to the underlying instrument. Each Fund pays a premium, which is included on the Fund’s Statements of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes a Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements.

See each Fund’s Schedule of Investments, if applicable, for outstanding purchased and written option contracts as of June 30, 2015. Transactions involving written option contracts during the six-month period ended June 30, 2015, are summarized below:

Total Return Bond HLS Fund

Options Activity During the Six-Month Period Ended June 30, 2015

Call Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	268,452,000	2,233,721
Expired	(244,352,000)	(696,403)
Closed	(24,100,000)	(1,537,318)
Exercised	—	—

End of Period	—	$—

Put Options Written During the Period	Number of Contracts	Premium Amounts
Beginning of period	—	$—
Written	262,652,000	1,991,584
Expired	(244,352,000)	(488,704)
Closed	(18,300,000)	(1,502,880)
Exercised	—	—

End of Period	—	$—

d)	Swap Contracts – Each Fund may invest in swap contracts. Swap contracts are agreements to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap contracts are either privately negotiated in the over-the-counter market (“OTC swaps”) or cleared in a central clearing house (“centrally cleared swaps”). A Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral or margin in accordance with the terms of the respective swap contracts and/or master netting arrangement to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by each Company’s Board of Directors. Changes in market value, if any, are reflected as a component of net changes in unrealized appreciation or depreciation on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value (“variation margin”) on the Statements of Assets and Liabilities. Realized gains or losses on centrally cleared swaps are recorded upon the termination of the swap. OTC swap payments received or paid at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions

225

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Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

(credit spreads, currency exchange rates, interest rates and other relevant factors). These upfront premiums are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination or maturity of the swap is recorded as a realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Entering into these contracts involves, to varying degrees, elements of liquidation, counterparty, credit and market risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in market conditions (credit spreads, currency exchange rates, interest rates and other relevant factors).

A Fund’s maximum risk of loss from counterparty risk for OTC swaps is the net value of the discounted cash flows to be received from the counterparty over the contract’s remaining life, and current market value, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between a Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. In a centrally cleared swap, while a Fund enters into an agreement with a clearing broker to execute contracts with a counterparty, the performance of the swap is guaranteed by the central clearinghouse, which reduces the Fund’s exposure to counterparty risk. The Fund is still exposed to the counterparty risk through the clearing broker and clearinghouse. The clearinghouse attempts to minimize this risk to its participants through the use of mandatory margin requirements, daily cash settlements and other procedures. Likewise, the clearing broker reduces its risk through margin requirements and required segregation of customer balances.

Credit Default Swap Contracts – The credit default swap market allows a Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of six-month period-end are disclosed in the notes to the Schedules of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and there may also be upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. See each Fund’s Schedule of Investments, if applicable, for outstanding credit default swap contracts as of June 30, 2015.

Interest Rate Swap Contracts – Certain Funds are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because certain Funds holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap contracts. In a

226

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

typical interest rate swap, one party agrees to make regular payments equal to a floating interest rate, based on a specified interest rate or benchmark (e.g. London Interbank Offered Rate (“LIBOR”)), multiplied by a notional amount, in return for payments equal to a fixed rate multiplied by the same amount, for a specific period of time. The net interest received or paid on interest rate swap contracts is recorded as a realized gain or loss. Interest rate swaps are marked to market daily and the change, if any, is recorded as an unrealized gain or loss in the Statements of Operations. When the interest rate swap contract is terminated early, a Fund records a realized gain or loss equal to the difference between the current market value and the upfront premium or cost.

If an interest rate swap contract provides for payments in different currencies, the parties might agree to exchange the notional amount as well. Interest rate swaps may also depend on other prices or rates, such as the value of an index. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the contract. A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. See each Fund’s Schedule of Investments, if applicable, for outstanding interest rate swap contracts as of June 30, 2015.

Spreadlock Swap Contracts – Certain Funds may invest in spreadlock swap contracts. These contracts involve commitments to pay or receive a settlement amount calculated as the spread difference between two interest rate curves and a fixed spread at a specific forward date determined at the beginning of the contract. Settlement amounts paid or received are recorded as a realized gain or loss on the Statements of Operations at the determination date. See each Fund’s Schedule of Investments, if applicable, for outstanding speadlock swap contracts as of June 30, 2015.

e)	Additional Derivative Instrument Information:

Balanced HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$1,918	$—	$—	$—	$—	$—	$1,918

Total	$1,918	$—	$—	$—	$—	$—	$1,918

Liabilities:
Unrealized depreciation on futures contracts(1)	$57,704	$—	$—	$—	$—	$—	$57,704

Total	$57,704	$—	$—	$—	$—	$—	$57,704

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended June 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(318,529)	$—	$—	$—	$—	$—	$(318,529)

Total	$(318,529)	$—	$—	$—	$—	$—	$(318,529)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(118,417)	$—	$—	$—	$—	$—	$(118,417)

Total	$(118,417)	$—	$—	$—	$—	$—	$(118,417)

227

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Capital Appreciation HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$546,981	$—	$—	$—	$—	$546,981

Total	$—	$546,981	$—	$—	$—	$—	$546,981

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$140,293	$—	$—	$—	$—	$140,293

Total	$—	$140,293	$—	$—	$—	$—	$140,293

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended June 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$—	$—	$—	$(19,529)	$—	$—	$(19,529)
Net realized gain (loss) on foreign currency contracts	—	10,860,076	—	—	—	—	10,860,076

Total	$—	$10,860,076	$—	$(19,529)	$—	$—	$10,840,547

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(3,684,446)	$—	$—	$—	$—	$(3,684,446)

Total	$—	$(3,684,446)	$—	$—	$—	$—	$(3,684,446)

Disciplined Equity HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$—	$—	$—	$276,156	$—	$—	$276,156

Total	$—	$—	$—	$276,156	$—	$—	$276,156

Growth Opportunities HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(848)	$—	$—	$—	$—	$(848)

Total	$—	$(848)	$—	$—	$—	$—	$(848)

228

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Healthcare HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$(28,402)	$—	$—	$—	$—	$(28,402)

Total	$—	$(28,402)	$—	$—	$—	$—	$(28,402)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(3,944)	$—	$—	$—	$—	$(3,944)

Total	$—	$(3,944)	$—	$—	$—	$—	$(3,944)

High Yield HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$55,582	$—	$—	$—	$—	$55,582

Total	$—	$55,582	$—	$—	$—	$—	$55,582

Liabilities:
Unrealized depreciation on swap contracts(1)	$—	$—	$(1,577)	$—	$—	$—	$(1,577)

Total	$—	$—	$(1,577)	$—	$—	$—	$(1,577)

(1)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on Swap contracts and Variation margin on financial derivative instruments

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended June 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on swap contracts	$—	$—	$(10,702)	$—	$—	$—	$(10,702)
Net realized gain (loss) on foreign currency contracts	—	1,097,009	—	—	—	—	1,097,009

Total	$—	$1,097,009	$(10,702)	$—	$—	$—	$1,086,307

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of swap contracts	$—	$—	$449	$—	$—	$—	$449
Net change in unrealized appreciation (depreciation) of foreign currency	—	(226,514)	—	—	—	—	(226,514)

Total	$—	$(226,514)	$449	$—	$—	$—	$(226,065)

229

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

International Opportunities HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$(13,288)	$—	$—	$—	$—	$(13,288)

Total	$—	$(13,288)	$—	$—	$—	$—	$(13,288)

MidCap Value HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of foreign currency	$—	$538	$—	$—	$—	$—	$538

Total	$—	$538	$—	$—	$—	$—	$538

Small Company HLS Fund

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on foreign currency contracts	$—	$392	$—	$—	$—	$—	$392

Total	$—	$392	$—	$—	$—	$—	$392

Total Return Bond HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Investments in securities, at value (purchased options), market value	$—	$50,331	$—	$—	$—	$—	$50,331
Unrealized appreciation on futures contracts(1)	3,681,861	—	—	—	—	—	3,681,861
Unrealized appreciation on foreign currency contracts	—	1,303,464	—	—	—	—	1,303,464
Unrealized appreciation on swap contracts(2)	434,876	—	2,827,201	—	—	—	3,262,077

Total	$4,116,737	$1,353,795	$2,827,201	$—	$—	$—	$8,297,733

Liabilities:
Unrealized depreciation on futures contracts(1)	$1,529,076	$—	$—	$—	$—	$—	$1,529,076
Unrealized depreciation on foreign currency contracts	—	2,632,385	—	—	—	—	2,632,385
Unrealized depreciation on swap contracts(2)	391,784	—	6,799,611	—	—	—	7,191,395

Total	$1,920,860	$2,632,385	$6,799,611	$—	$—	$—	$11,352,856

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.
(2)	Statements of Assets and Liabilities location: Unrealized appreciation (depreciation) on Swap contracts and Variation margin on financial derivative instruments

230

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended June 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on purchased options	$(1,033,094)	$(687,625)	$—	$—	$—	$—	$(1,720,719)
Net realized gain (loss) on futures	6,474,525	—	—	—	—	—	6,474,525
Net realized gain (loss) on written options	1,487,524	—	—	—	—	—	1,487,524
Net realized gain (loss) on swap contracts	(148,206)	—	(8,747,214)	—	—	—	(8,895,420)
Net realized gain (loss) on foreign currency contracts	—	6,608,902	—	—	—	—	6,608,902

Total	$6,780,749	$5,921,277	$(8,747,214)	$—	$—	$—	$3,954,812

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of investments in purchased options	$883,975	$151,393	$—	$—	$—	$—	$1,035,368
Net change in unrealized appreciation (depreciation) of futures	1,892,986	—	—	—	—	—	1,892,986
Net change in unrealized appreciation (depreciation) of swap contracts	44,908	—	2,055,210	—	—	—	2,100,118
Net change in unrealized appreciation (depreciation) of foreign currency	—	(2,479,407)	—	—	—	—	(2,479,407)

Total	$2,821,869	$(2,328,014)	$2,055,210	$—	$—	$—	$2,549,065

U.S. Government Securities HLS Fund

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of June 30, 2015:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on futures contracts(1)	$121,967	$—	$—	$—	$—	$—	$121,967

Total	$121,967	$—	$—	$—	$—	$—	$121,967

Liabilities:
Unrealized depreciation on futures contracts(1)	280,786	—	—	—	—	—	280,786

Total	$280,786	$—	$—	$—	$—	$—	$280,786

(1)	Cumulative appreciation (depreciation) on futures contracts is disclosed within the Schedule of Investments under the open “Futures Contracts” section. Only current day’s variation margin, if any, are reported within the Statements of Assets and Liabilities.

231

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

The volume of derivatives that is presented in the Schedules of Investments is consistent with the Fund’s derivatives activity during the six-month period ended June 30, 2015.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended June 30, 2015

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain on Derivatives Recognized as a Result of Operations:
Net realized gain (loss) on futures	$(724,869)	$—	$—	$—	$—	$—	$(724,869)

Total	$(724,869)	$—	$—	$—	$—	$—	$(724,869)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of futures	$(423,045)	$—	$—	$—	$—	$—	$(423,045)

Total	$(423,045)	$—	$—	$—	$—	$—	$(423,045)

f)	Balance Sheet Offsetting Information – Set forth below are tables which disclose both gross information and net information about instruments and transactions eligible for offset in the financial statements, and instruments and transactions that are subject to a master netting arrangement, as well as amounts related to margin, reflected as financial collateral (including cash collateral), held at clearing brokers, counterparties and the Funds’ custodian. The master netting arrangements (“MNA”) allow the clearing brokers to net any collateral held in or on behalf of the Funds, or liabilities or payment obligations of the clearing brokers to the Funds, against any liabilities or payment obligations of the Funds to the clearing brokers. The Funds are required to deposit financial collateral (including cash collateral) at the Funds’ custodian on behalf of clearing brokers and counterparties to continually meet the original and maintenance requirements established by the clearing brokers and counterparties. Such requirements are specific to the respective clearing broker or counterparty. Certain master netting arrangements may not be enforceable in a bankruptcy.

The following tables present the Funds’ derivative assets and liabilities, presented on a gross basis as no amounts are netted within the Statements of Assets and Liabilities, by counterparty net of amounts available for offset under a master netting agreement or similar agreement (“MNA”) and net of the related collateral received/pledged by the Funds as of June 30, 2015:

Balanced HLS Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	1,918	(57,704)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	1,918	(57,704)

Derivatives not subject to a MNA	(1,918)	57,704

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

Capital Appreciation HLS Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	546,981	(140,293)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	546,981	(140,293)

Derivatives not subject to a MNA	—	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	546,981	(140,293)

Capital Appreciation HLS Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
JP Morgan Chase & Co.	546,981	—	—	—	546,981

232

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(140,293)	—	—	—	(140,293)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

High Yield HLS Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	55,582	—
Swap contracts	222,073	—

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	277,655	—

Derivatives not subject to a MNA	(222,073)	—

Total gross amount of assets and liabilities subject to MNA or similar agreements	55,582	—

High Yield HLS Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Citibank NA	55,582	—	—	—	55,582

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

Total Return Bond HLS Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Foreign currency contracts	1,303,464	(2,632,385)
Futures contracts	3,681,861	(1,529,076)
Purchased options and swaptions	50,331	—
Swap contracts	26,656,787	(17,563,610)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	31,692,443	(21,725,071)

Derivatives not subject to a MNA	(4,909,009)	11,254,203

Total gross amount of assets and liabilities subject to MNA or similar agreements	26,783,434	(10,470,868)

233

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Total Return Bond HLS Fund
Counterparty	Gross Amount of Assets ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Received ($)*	Cash Collateral Received ($)*	Net Amount of Assets ($)
Bank of America Securities LLC	3,612,137	(2,429,402)	—	(1,182,735)	—
Barclays	623,519	(331,700)	—	—	291,819
Citibank NA	7,960,741	(1,090,026)	—	(6,870,715)	—
Credit Suisse International	4,363,449	(1,708,958)	—	(2,029,000)	625,491
Deutsche Bank Securities, Inc.	989,291	(424,428)	—	(564,863)	—
Goldman Sachs & Co.	3,806,177	(948,822)	—	—	2,857,355
HSBC Bank USA	191,883	(39,998)	—	—	151,885
JP Morgan Chase & Co.	615,890	(172,711)	—	(443,179)	—
Morgan Stanley	3,879,557	(1,549,926)	—	(2,329,631)	—
RBC Dominion Securities, Inc.	231,429	—	—	—	231,429
Standard Chartered Bank	31,197	(31,197)	—	—	—
State Street Global Markets LLC	459,338	(459,338)	—	—	—
UBS AG	18,826	(18,826)	—	—	—

Total	26,783,434	(9,205,332)	—	(13,420,123)	4,157,979

Counterparty	Gross Amount of Liabilities ($)	Financial Instruments and Derivatives Available for Offset ($)	Non-cash Collateral Pledged ($)*	Cash Collateral Pledged ($)*	Net Amount of Liabilities ($)
Bank of America Securities LLC	(2,429,402)	2,429,402	—	—	—
Barclays	(331,700)	331,700	—	—	—
BNP Paribas Securities Services	(440,059)	—	—	—	(440,059)
Citibank NA	(1,090,026)	1,090,026	—	—	—
Commonwealth Bank of Australia	(11,434)	—	—	—	(11,434)
Credit Suisse International	(1,708,958)	1,708,958	—	—	—
Deutsche Bank Securities, Inc.	(424,428)	424,428	—	—	—
Goldman Sachs & Co.	(948,822)	948,822	—	—	—
HSBC Bank USA	(39,998)	39,998	—	—	—
JP Morgan Chase & Co.	(172,711)	172,711	—	—	—
Morgan Stanley	(1,549,926)	1,549,926	—	—	—
Standard Chartered Bank	(48,027)	31,197	—	—	(16,830)
State Street Global Markets LLC	(979,752)	459,338	—	—	(520,414)
UBS AG	(295,625)	18,826	—	—	(276,799)

Total	(10,470,868)	9,205,332	—	—	(1,265,536)

*	In some instances, the actual collateral received and/or pledged may be more than the amount shown.

U.S. Government Securities HLS Fund
Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures contracts	121,967	(280,786)

Total gross amount of derivative assets and liabilities in the Statement of Assets and Liabilities	121,967	(280,786)

Derivatives not subject to a MNA	(121,967)	280,786

Total gross amount of assets and liabilities subject to MNA or similar agreements	—	—

234

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

5.	Principal Risks:

The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default.

Certain investments by a Fund expose the Fund to various risks which may include, but are not limited to, interest rate, prepayment, extension and foreign currency risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by a Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. Senior floating rate interests and securities subject to prepayment and extension risk generally offer less potential for gains when interest rates decline. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities, senior floating rate interests and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency (U.S. dollars) of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns, if applicable, of the Fund.

6.	Federal Income Taxes:

a)	Each Fund intends to continue to qualify as a Regulated Investment Company (“RIC”) under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders. Each Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2015. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses) and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Funds.

235

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by each Fund for the years ended December 31, 2014 and December 31, 2013 are as follows (as adjusted for dividends payable, if applicable):

Fund	Ordinary Income 2014	Long-Term Capital Gains 2014	Ordinary Income 2013	Long-Term Capital Gains 2013
Balanced HLS Fund	$50,751,999	$—	$45,654,095	$—
Capital Appreciation HLS Fund	$461,903,895	$656,128,494	$85,541,091	$—
Disciplined Equity HLS Fund	$13,399,464	$—	$8,169,321	$—
Dividend & Growth HLS Fund	$122,936,965	$449,915,369	$79,900,341	$117,037,480
Global Growth HLS Fund	$2,048,503	$—	$2,851,001	$—
Growth Opportunities HLS Fund	$79,075,442	$142,877,866	$90,288	$—
Healthcare HLS Fund	$4,611,295	$22,145,365	$1,226,201	$16,434,949
High Yield HLS Fund	$35,154,599	$—	$43,989,017	$—
International Opportunities HLS Fund	$32,481,494	$—	$32,189,003	$—
MidCap HLS Fund	$27,985,188	$174,255,206	$13,250,242	$45,381,031
MidCap Value HLS Fund	$2,882,001	$60,291,875	$5,561,790	$—
Small Company HLS Fund	$92,815,184	$157,551,966	$1,351,411	$98,734,228
Small/Mid Cap Equity HLS Fund	$17,387,669	$8,210,898	$8,399,318	$2,799,782
SmallCap Growth HLS Fund	$37,071,356	$90,138,781	$1,711,498	$63,210,540
Stock HLS Fund	$30,998,185	$—	$33,233,298	$—
Total Return Bond HLS Fund	$108,767,110	$—	$150,660,143	$—
Ultrashort Bond HLS Fund	$—	$—	$—	$—
U.S. Government Securities HLS Fund	$13,850,021	$—	$18,548,007	$—
Value HLS Fund	$8,937,977	$—	$10,588,624	$—

As of December 31, 2014, the components of distributable earnings (deficit) for each Fund on a tax basis are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation) on Investments	Total Accumulated Earnings (Deficit)
Balanced HLS Fund	$12,146,180	$—	$(410,577,471)	$681,870,105	$283,438,814
Capital Appreciation HLS Fund	$331,819,375	$940,311,001	$—	$597,560,414	$1,869,690,790
Disciplined Equity HLS Fund	$12,996,247	$226,565,234	$—	$196,456,566	$436,018,047
Dividend & Growth HLS Fund	$8,614,532	$497,141,773	$—	$1,320,057,620	$1,825,813,925
Global Growth HLS Fund	$2,330,460	$21,959,704	$—	$82,610,089	$106,900,253
Growth Opportunities HLS Fund	$75,794,631	$207,664,264	$—	$159,802,062	$443,260,957
Healthcare HLS Fund	$3,015,261	$46,392,427	$—	$125,737,201	$175,144,889
High Yield HLS Fund	$24,914,441	$—	$(9,709,378)	$(9,051,612)	$6,153,451
International Opportunities HLS Fund	$20,055,999	$—	$(420,204,645)	$49,673,266	$(350,475,380)
MidCap HLS Fund	$13,049,160	$197,609,151	$—	$408,366,785	$619,025,096
MidCap Value HLS Fund	$6,029,763	$55,017,083	$—	$99,219,216	$160,266,062
Small Company HLS Fund	$48,169,711	$208,930,849	$—	$186,707,657	$443,808,217
Small/Mid Cap Equity HLS Fund	$3,380,788	$15,888,842	$—	$15,879,441	$35,149,071
SmallCap Growth HLS Fund	$17,250,863	$81,753,100	$—	$81,826,644	$180,830,607
Stock HLS Fund	$1,119,394	$—	$(415,868,442)	$430,931,910	$16,182,862
Total Return Bond HLS Fund	$137,524,449	$23,735,134	$—	$30,998,436	$192,258,019
Ultrashort Bond HLS Fund	$2,121,947	$32,791	$—	$(666,605)	$1,488,133
U.S. Government Securities HLS Fund	$9,323,809	$—	$(119,061,647)	$10,360,561	$(99,377,277)
Value HLS Fund	$855,425	$15,653,428	$—	$193,035,509	$209,544,362

236

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

d)	Reclassification of Capital Accounts – The Funds may record reclassifications in their capital accounts. These reclassifications have no impact on the total net assets of the Funds. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Funds’ distributions may be shown in the accompanying Statements of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended December 31, 2014, the Funds recorded reclassifications to increase (decrease) the accounts listed below:

Fund	Capital Stock and Paid-in-Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Balanced HLS Fund	—	1,136,471	(1,136,471)
Capital Appreciation HLS Fund	26	(2,942,458)	2,942,432
Disciplined Equity HLS Fund	—	18,987	(18,987)
Dividend & Growth HLS Fund	—	(148,820)	148,820
Global Growth HLS Fund	5,637	(4,557)	(1,080)
Growth Opportunities HLS Fund	(26,064)	(134,749)	160,813
Healthcare HLS Fund	—	41,636	(41,636)
High Yield HLS Fund	—	64,594	(64,594)
International Opportunities HLS Fund	—	3,693,058	(3,693,058)
MidCap HLS Fund	—	(66,892)	66,892
MidCap Value HLS Fund	—	(213,026)	213,026
Small Company HLS Fund	—	5,567,966	(5,567,966)
Small/Mid Cap Equity HLS Fund	—	(250,986)	250,986
SmallCap Growth HLS Fund	—	(228,196)	228,196
Stock HLS Fund	—	25,909	(25,909)
Total Return Bond HLS Fund	—	(6,125,757)	6,125,757
Ultrashort Bond HLS Fund	—	130,853	(130,853)
U.S. Government Securities HLS Fund	(15,888,105)	668,785	15,219,320
Value HLS Fund	—	96,326	(96,326)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation.

237

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

At December 31, 2014 (tax year end), the capital loss carryforwards for U.S. federal income tax purposes were as follows:

	Year of Expiration			Unlimited Short-Term Capital Loss Carryforward	Unlimited Long-Term Capital Loss Carryforward
Fund	2016	2017	2018
Balanced HLS Fund	$—	$410,577,471	$—	$—	$—
Capital Appreciation HLS Fund	$—	$—	$—	$—	$—
Disciplined Equity HLS Fund	$—	$—	$—	$—	$—
Dividend & Growth HLS Fund	$—	$—	$—	$—	$—
Global Growth HLS Fund	$—	$—	$—	$—	$—
Growth Opportunities HLS Fund	$—	$—	$—	$—	$—
Healthcare HLS Fund	$—	$—	$—	$—	$—
High Yield HLS Fund	$—	$9,709,378	$—	$—	$—
International Opportunities HLS Fund	$132,604,525	$287,600,120	$—	$—	$—
MidCap HLS Fund	$—	$—	$—	$—	$—
MidCap Value HLS Fund	$—	$—	$—	$—	$—
Small Company HLS Fund	$—	$—	$—	$—	$—
Small/Mid Cap Equity HLS Fund	$—	$—	$—	$—	$—
SmallCap Growth HLS Fund	$—	$—	$—	$—	$—
Stock HLS Fund	$—	$415,868,442	$—	$—	$—
Total Return Bond HLS Fund	$—	$—	$—	$—	$—
Ultrashort Bond HLS Fund	$—	$—	$—	$—	$—
U.S. Government Securities HLS Fund	$—	$25,163,377	$58,149,395	$1,202,413	$34,546,462
Value HLS Fund	$—	$—	$—	$—	$—

During the year ended December 31, 2014, the Balanced HLS Fund, Disciplined Equity HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, International Opportunities HLS Fund, MidCap Value HLS Fund, Stock HLS Fund, Total Return Bond HLS Fund and Value HLS Fund utilized $272,971,998, $1,254,587, $58,773,459 $1,911,334, $9,548,329, $136,388,091, $836,717, $145,786,907, $28,282,412 and $50,781,023 of prior year capital loss carryforwards, respectively.

The Ultrashort Bond HLS Fund and the U.S. Government Securities HLS Fund utilized $4,103 and $3,555,709 of prior year short term capital loss carryforwards, respectively.

During the year ended December 31, 2014, the U.S. Government Securities Fund had $15,888,105 in expired capital loss carryforwards.

f)	Accounting for Uncertainty in Income Taxes – Pursuant to provisions set forth by U.S. GAAP, Hartford Funds Management Company, LLC (“HFMC”) reviews each Fund’s tax positions for all open tax years. As of December 31, 2014, HFMC had reviewed the open tax years and concluded that there was no reason to record a liability for net unrecognized tax benefits relating to uncertain income tax positions. Each Fund files U.S. tax returns. Although the statute of limitations for examining a Fund’s U.S. tax returns remains open for 3 years, no examination is currently in progress. No Fund is aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Hartford Funds Management Company, LLC (“HFMC”) serves as each Fund’s investment manager. Each Company, on behalf of the relevant Funds, has entered into an Investment Management Agreement with HFMC. HFMC is an indirect subsidiary of The Hartford Financial Services Group, Inc. (“The Hartford”). HFMC has overall investment supervisory responsibility for each Fund. In addition, HFMC provides administrative personnel, services, equipment, facilities and office space for proper operation of each Fund. HFMC has contracted with Wellington Management Company LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to each Fund in accordance with each Fund’s investment objective and policies. Each Fund pays a fee to HFMC, a portion of which may be used to compensate Wellington Management.

238

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of June 30, 2015; the rates are accrued daily and paid monthly based on each Fund’s average daily net assets, at the following annual rates:

Fund	Management Fee Rates
Balanced HLS Fund	0.6800% on first $250 million and;
0.6550% on next $250 million and;
0.6450% on next $500 million and;
0.5950% on next $4 billion and;
0.5925% on next $5 billion and;
0.5900% over $10 billion

Capital Appreciation HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Disciplined Equity HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Dividend and Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Global Growth HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

Growth Opportunities HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5975% on next $5 billion and;
0.5950% over $10 billion

Healthcare HLS Fund	0.8500% on first $250 million and;
0.8000% on next $250 million and;
0.7500% on next $4.5 billion and;
0.7475% on next $5 billion and;
0.7450% over $10 billion

239

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Fund	Management Fee Rates
High Yield HLS Fund	0.7000% on first $500 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6150% on next $2.5 billion and;
0.6050% on next $5 billion and;
0.5950% over $10 billion

International Opportunities HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

MidCap HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $4 billion and;
0.6225% on next $5 billion and;
0.6200% over $10 billion

MidCap Value HLS Fund	0.8000% on first $500 million and;
0.7250% on next $500 million and;
0.6750% on next $1.5 billion and;
0.6700% on next $2.5 billion and;
0.6650% on next $5 billion and;
0.6600% over $10 billion

Small Company HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6000% on next $500 million and;
0.5500% on next $3.5 billion and;
0.5300% on next $5 billion and;
0.5200% over $10 billion

Small/Mid Cap Equity HLS Fund	0.8000% on first $500 million and;
0.7500% on next $500 million and;
0.7000% on next $2 billion and;
0.6900% on next $2 billion and;
0.6800% on next $5 billion and;
0.6700% over $10 billion

SmallCap Growth HLS Fund	0.7000% on first $100 million and;
0.6000% on next $4.9 billion and;
0.5800% on next $5 billion and;
0.5700% over $10 billion

Stock HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $4 billion and;
0.4475% on next $5 billion and;
0.4450% over $10 billion

240

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Fund	Management Fee Rates
Total Return Bond HLS Fund	0.5250% on first $250 million and;
0.5000% on next $250 million and;
0.4750% on next $500 million and;
0.4500% on next $1.5 billion and;
0.4450% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Ultrashort Bond HLS Fund	0.4000% on first $5 billion and;
0.3800% on next $5 billion and;
0.3700% over $10 billion

U.S. Government Securities HLS Fund	0.4500% on first $500 million and;
0.4450% on next $500 million and;
0.4400% on next $1.5 billion and;
0.4350% on next $2.5 billion and;
0.4300% on next $5 billion and;
0.4200% over $10 billion

Value HLS Fund	0.7750% on first $250 million and;
0.7250% on next $250 million and;
0.6750% on next $500 million and;
0.6250% on next $1.5 billion and;
0.6200% on next $2.5 billion and;
0.6150% on next $5 billion and;
0.6100% over $10 billion

Effective January 1, 2015, the investment manager has contractually agreed to waive investment management fees of 0.02% of average daily net assets until December 31, 2015, for the Balanced HLS Fund.

b)	Accounting Services Agreement – Pursuant to the Fund Accounting Agreement between HFMC and each Company, on behalf of its respective Funds, HFMC provides accounting services to each Fund and receives monthly compensation based on each Fund’s average daily net assets at the rates set forth below. Each Fund’s accounting services fees are accrued daily and paid monthly.

Fund	Accounting Services Fee Rates
Balanced HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

Capital Appreciation HLS Fund	0.018% on first $5 billion and;
0.014% on next $5 billion and;
0.010% over $10 billion

Disciplined Equity HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Dividend and Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Global Growth HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

Growth Opportunities HLS Fund	0.010% on all assets

Healthcare HLS Fund	0.010% on all assets

241

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Fund	Accounting Services Fee Rates
High Yield HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

International Opportunities HLS Fund	0.016% on first $5 billion and;
0.013% on next $5 billion and;
0.010% over $10 billion

MidCap HLS Fund	0.010% on all assets

MidCap Value HLS Fund	0.010% on all assets

Small Company HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Small/Mid Cap Equity HLS Fund	0.014% on first $5 billion and;
0.012% on next $5 billion and;
0.010% over $10 billion

SmallCap Growth HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Stock HLS Fund	0.010% on all assets

Total Return Bond HLS Fund	0.020% on first $5 billion and;
0.015% on next $5 billion and;
0.010% over $10 billion

Ultrashort Bond HLS Fund	0.010% on all assets

U.S. Government Securities HLS Fund	0.012% on first $5 billion and;
0.010% over $5 billion

Value HLS Fund	0.010% on all assets

Effective January 1, 2015, HFMC has delegated certain accounting and administrative services functions to State Street Bank and Trust Company (“State Street”). The costs and expenses of such delegation are borne by HFMC, not by the Funds, and HFMC compensates State Street for its services out of its own resources.

c)	Operating Expenses – Allocable expenses incurred by each Company are allocated to each Fund, as applicable, and allocated to classes within each Fund in proportion to the average daily net assets of each Fund and each class, except where allocation of certain expenses is more fairly made directly to each Fund or to specific classes within a Fund.

d)	Fees Paid Indirectly – Each Company, on behalf of each Fund, except High Yield HLS Fund, Total Return Bond HLS Fund, Ultrashort Bond HLS Fund and U.S. Government Securities HLS Fund, has entered into agreements with State Street Global Markets, LLC and Russell Implementation Services, Inc. to partially recapture non-discounted trade commissions. Such rebates are used to pay a portion of the Funds’ expenses. In addition, the Funds’ custodian bank has agreed to reduce its fees when a Fund maintains cash on deposit in a non-interest-bearing custody account. For the period ended June 30, 2015, these amounts, if any, are included in the Statements of Operations.

242

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers reflecting the reduction for fees paid indirectly for the period is as follows:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	0.63%	0.88%	—
Capital Appreciation HLS Fund	0.66%	0.91%	1.17%
Disciplined Equity HLS Fund	0.76%	1.01%	—
Dividend & Growth HLS Fund	0.67%	0.92%	—
Global Growth HLS Fund	0.81%	1.06%	—
Growth Opportunities HLS Fund	0.64%	0.89%	1.15%
Healthcare HLS Fund	0.86%	1.11%	—
High Yield HLS Fund	0.76%	1.01%	—
International Opportunities HLS Fund	0.73%	0.98%	—
MidCap HLS Fund	0.69%	0.94%	—
MidCap Value HLS Fund	0.84%	1.09%	—
Small Company HLS Fund	0.70%	0.95%	—
Small/Mid Cap Equity HLS Fund	0.86%	1.11%	—
SmallCap Growth HLS Fund	0.64%	0.89%	—
Stock HLS Fund	0.51%	0.76%	—
Total Return Bond HLS Fund	0.51%	0.76%	—
Ultrashort Bond HLS Fund	0.43%	0.68%	—
U.S. Government Securities HLS Fund	0.49%	0.74%	—
Value HLS Fund	0.77%	1.02%	—

e)	Distribution Plans for Class IB and Class IC Shares – Hartford Funds Distributors, LLC (“HFD”), an indirect subsidiary of The Hartford, is the principal underwriter and distributor of each Fund. Each Company, on behalf of its respective Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IB shares and each Company, on behalf of certain Funds, has adopted a Distribution Plan pursuant to Rule 12b-1 of the 1940 Act for Class IC shares.

Pursuant to the Class IB Plan, each Fund may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IB shares for distribution financing activities and shareholder account servicing activities. The entire amount of the fee may be used for shareholder servicing expenses and/or distribution expenses. Pursuant to the Class IC Plan, certain Funds may pay the Distributor a fee of up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for distribution financing activities.

Each Board has the authority to suspend or reduce these payments at any point in time. The distribution fees paid during the period can be found on the Statements of Operations. These fees are accrued daily and paid monthly or at such other intervals as each Company’s Board of Directors may determine.

f)	Administrative Services Fee for Class IC Shares – Certain Funds may pay an administrative services fee to third party insurance companies up to 0.25% of the average daily net assets of the Fund attributable to its Class IC shares for recordkeeping and/or other administrative services provided to such Class IC shares. The total administrative services fees paid during the period are shown on the Statements of Operations. These fees are accrued daily and paid monthly.

g)	Other Related Party Transactions – Certain officers of each Company are directors and/or officers of HFMC and/or The Hartford or its subsidiaries. For the six-month period ended June 30, 2015, a portion of each Company’s Chief Compliance Officer’s compensation was paid by all of the investment companies in the Hartford fund complex. Hartford Administrative Services Company (“HASCO”), an indirect subsidiary of The Hartford, provides transfer agent services to each Fund. Pursuant to a sub-transfer agency agreement between HASCO and Boston Financial Data Services, Inc. (“BFDS”), HASCO has delegated certain transfer agent, dividend disbursing agent and shareholder servicing agent functions to BFDS. HASCO is compensated based on average daily net assets, plus out of pocket expenses for providing such services, a portion of which may be used to compensate BFDS. The amount paid to HASCO can be found in the Statements of Operations. These fees are accrued daily and paid monthly.

243

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

8.	Affiliate Holdings:

As of June 30, 2015, affiliates of The Hartford had ownership of shares in each Fund as follows:

Percentage of Class:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	1%
Disciplined Equity HLS Fund	—	—	—
Dividend & Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	1%
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
SmallCap Growth HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

Percentage of Fund:

Fund	Class IA	Class IB	Class IC
Balanced HLS Fund	—	—	—
Capital Appreciation HLS Fund	—	—	—	%*
Disciplined Equity HLS Fund	—	—	—
Dividend & Growth HLS Fund	—	—	—
Global Growth HLS Fund	—	—	—
Growth Opportunities HLS Fund	—	—	—	%*
Healthcare HLS Fund	—	—	—
High Yield HLS Fund	—	—	—
International Opportunities HLS Fund	—	—	—
MidCap HLS Fund	—	—	—
MidCap Value HLS Fund	—	—	—
Small Company HLS Fund	—	—	—
Small/Mid Cap Equity HLS Fund	—	—	—
SmallCap Growth HLS Fund	—	—	—
Stock HLS Fund	—	—	—
Total Return Bond HLS Fund	—	—	—
Ultrashort Bond HLS Fund	—	—	—
U.S. Government Securities HLS Fund	—	—	—
Value HLS Fund	—	—	—

*	Percentage rounds to zero.

244

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

9.	Investment Transactions:

For the six-month period ended June 30, 2015, the cost of purchases and proceeds from sales of investment securities (excluding short-term investments) were as follows:

Fund	Cost of Purchases Excluding U.S. Government Obligations	Sales Proceeds Excluding U.S. Government Obligations
Balanced HLS Fund	$265,280,080	$375,555,722
Capital Appreciation HLS Fund	$2,534,796,263	$3,091,226,949
Disciplined Equity HLS Fund	$77,065,316	$168,519,519
Dividend & Growth HLS Fund	$378,892,607	$620,429,100
Global Growth HLS Fund	$128,906,022	$152,567,090
Growth Opportunities HLS Fund	$714,830,662	$795,650,536
Healthcare HLS Fund	$82,785,088	$55,680,435
High Yield HLS Fund	$62,196,737	$67,873,290
International Opportunities HLS Fund	$551,172,073	$628,413,493
MidCap HLS Fund	$317,755,135	$375,937,315
MidCap Value HLS Fund	$59,894,286	$98,458,740
Small Company HLS Fund	$703,323,706	$734,371,511
Small/Mid Cap Equity HLS Fund	$46,104,735	$53,954,391
SmallCap Growth HLS Fund	$412,362,693	$264,048,220
Stock HLS Fund	$209,534,486	$327,757,967
Total Return Bond HLS Fund	$952,725,675	$777,631,756
Ultrashort Bond HLS Fund	$89,077,155	$199,978,888
U.S. Government Securities HLS Fund	$18,327,126	$41,989,846
Value HLS Fund	$65,058,601	$98,411,340

Fund	Cost of Purchases For U.S. Government Obligations	Sales Proceeds For U.S. Government Obligations
Balanced HLS Fund	$45,527,503	$135,475,254
Capital Appreciation HLS Fund	$—	$—
Disciplined Equity HLS Fund	$—	$—
Dividend & Growth HLS Fund	$—	$—
Global Growth HLS Fund	$—	$—
Growth Opportunities HLS Fund	$—	$—
Healthcare HLS Fund	$—	$—
High Yield HLS Fund	$—	$—
International Opportunities HLS Fund	$—	$—
MidCap HLS Fund	$—	$—
MidCap Value HLS Fund	$—	$—
Small Company HLS Fund	$—	$—
Small/Mid Cap Equity HLS Fund	$—	$—
SmallCap Growth HLS Fund	$—	$—
Stock HLS Fund	$—	$—
Total Return Bond HLS Fund	$700,065,631	$729,406,609
Ultrashort Bond HLS Fund	$99,548,567	$89,306,998
U.S. Government Securities HLS Fund	$39,765,315	$100,643,686
Value HLS Fund	$—	$—

245

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Fund	Total Cost of Purchases	Total Sales Proceeds
Balanced HLS Fund	$310,807,583	$511,030,976
Capital Appreciation HLS Fund	$2,534,796,263	$3,091,226,949
Disciplined Equity HLS Fund	$77,065,316	$168,519,519
Dividend & Growth HLS Fund	$378,892,607	$620,429,100
Global Growth HLS Fund	$128,906,022	$152,567,090
Growth Opportunities HLS Fund	$714,830,662	$795,650,536
Healthcare HLS Fund	$82,785,088	$55,680,435
High Yield HLS Fund	$62,196,737	$67,873,290
International Opportunities HLS Fund	$551,172,073	$628,413,493
MidCap HLS Fund	$317,755,135	$375,937,315
MidCap Value HLS Fund	$59,894,286	$98,458,740
Small Company HLS Fund	$703,323,706	$734,371,511
Small/Mid Cap Equity HLS Fund	$46,104,735	$53,954,391
SmallCap Growth HLS Fund	$412,362,693	$264,048,220
Stock HLS Fund	$209,534,486	$327,757,967
Total Return Bond HLS Fund	$1,652,791,306	$1,507,038,365
Ultrashort Bond HLS Fund	$188,625,722	$289,285,886
U.S. Government Securities HLS Fund	$58,092,440	$142,633,532
Value HLS Fund	$65,058,601	$98,411,340

10.	Capital Share Transactions:

The following information is for the six-month period ended June 30, 2015, and the year ended December 31, 2014:

Balanced HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	261,818	$7,228,587	1,016,227	$26,555,626
Shares Issued for Reinvested Dividends	—	—	1,665,575	45,323,982
Shares Redeemed	(6,881,811)	(189,567,617)	(18,917,889)	(493,775,737)

Net Increase (Decrease)	(6,619,993)	(182,339,030)	(16,236,087)	(421,896,129)

Class IB
Shares Sold	56,020	$1,559,533	126,694	$3,392,605
Shares Issued for Reinvested Dividends	—	—	197,051	5,428,017
Shares Redeemed	(1,149,758)	(32,081,691)	(2,837,831)	(74,968,148)

Net Increase (Decrease)	(1,093,738)	(30,522,158)	(2,514,086)	(66,147,526)

Total Net Increase (Decrease)	(7,713,731)	$(212,861,188)	(18,750,173)	$(488,043,655)

246

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Capital Appreciation HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,514,995	$84,377,504	6,700,296	$401,262,092
Shares Issued for Reinvested Dividends	—	—	18,007,312	997,893,277
Shares Redeemed	(10,883,091)	(615,484,233)	(24,279,839)	(1,433,686,002)

Net Increase (Decrease)	(9,368,096)	(531,106,729)	427,767	(34,530,633)

Class IB
Shares Sold	58,322	$3,269,680	188,821	$10,782,159
Shares Issued for Reinvested Dividends	—	—	2,189,104	120,021,913
Shares Redeemed	(1,351,964)	(75,944,876)	(4,656,944)	(272,505,170)

Net Increase (Decrease)	(1,293,642)	(72,675,196)	(2,279,019)	(141,701,098)

Class IC
Shares Sold	121,612	$6,902,251	61,928	$3,444,399
Shares Issued for Reinvested Dividends	—	—	2,122	117,200
Shares Redeemed	(6,222)	(354,839)	(794)	(43,794)

Net Increase (Decrease)	115,390	6,547,412	63,256	3,517,805

Total Net Increase (Decrease)	(10,546,348)	$(597,234,513)	(1,787,996)	$172,713,926

Disciplined Equity HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	149,719	$3,228,374	403,695	$8,011,289
Shares Issued for Reinvested Dividends	—	—	564,317	11,917,305
Shares Redeemed	(3,779,875)	(81,443,804)	(10,159,438)	(196,512,486)

Net Increase (Decrease)	(3,630,156)	(78,215,430)	(9,191,426)	(176,583,892)

Class IB
Shares Sold	44,443	$954,173	178,285	$3,578,777
Shares Issued for Reinvested Dividends	—	—	70,541	1,482,159
Shares Redeemed	(726,413)	(15,607,650)	(1,587,375)	(30,468,557)

Net Increase (Decrease)	(681,970)	(14,653,477)	(1,338,549)	(25,407,621)

Total Net Increase (Decrease)	(4,312,126)	$(92,868,907)	(10,529,975)	$(201,991,513)

247

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Dividend & Growth HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,417,593	$37,365,263	2,824,776	$77,988,414
Shares Issued for Reinvested Dividends	—	—	18,649,934	492,460,367
Shares Redeemed	(10,644,445)	(283,662,766)	(28,061,477)	(774,792,328)

Net Increase (Decrease)	(9,226,852)	(246,297,503)	(6,586,767)	(204,343,547)

Class IB
Shares Sold	145,122	$3,862,162	393,364	$10,839,363
Shares Issued for Reinvested Dividends	—	—	3,058,738	80,391,967
Shares Redeemed	(2,052,284)	(54,729,137)	(5,789,235)	(156,635,532)

Net Increase (Decrease)	(1,907,162)	(50,866,975)	(2,337,133)	(65,404,202)

Total Net Increase (Decrease)	(11,134,014)	$(297,164,478)	(8,923,900)	$(269,747,749)

Global Growth HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	373,217	$9,380,358	647,760	$12,573,961
Issued in Merger	—	—	2,474,082	60,232,275
Shares Issued for Reinvested Dividends	—	—	76,202	1,805,993
Shares Redeemed	(1,050,873)	(26,166,213)	(2,961,963)	(67,948,275)

Net Increase (Decrease)	(677,656)	(16,785,855)	236,081	6,663,954

Class IB
Shares Sold	81,532	$2,029,551	178,451	$4,066,109
Issued in Merger	—	—	1,052,659	24,367,487
Shares Issued for Reinvested Dividends	—	—	10,302	242,510
Shares Redeemed	(451,639)	(11,181,548)	(896,014)	(20,396,513)

Net Increase (Decrease)	(370,107)	(9,151,997)	345,398	8,279,593

Total Net Increase (Decrease)	(1,047,763)	$(25,937,852)	581,479	$14,943,547

248

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Growth Opportunities HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	365,003	$15,225,978	495,381	$18,295,216
Issued in Merger	—	—	3,721,842	160,101,000
Shares Issued for Reinvested Dividends	—	—	5,256,708	194,393,056
Shares Redeemed	(2,268,548)	(93,687,971)	(5,564,784)	(224,530,390)

Net Increase (Decrease)	(1,903,545)	(78,461,993)	3,909,147	148,258,882

Class IB
Shares Sold	202,556	$8,246,708	244,740	$11,340,021
Issued in Merger	—	—	1,470,452	61,940,000
Shares Issued for Reinvested Dividends	—	—	761,955	27,514,208
Shares Redeemed	(412,529)	(16,626,580)	(1,053,911)	(40,690,411)

Net Increase (Decrease)	(209,973)	(8,379,872)	1,423,236	60,103,818

Class IC
Shares Sold	169,872	$7,087,664	44,659	$1,714,981
Shares Issued for Reinvested Dividends	—	—	1,247	46,044
Shares Redeemed	(8,999)	(369,767)	(1,589)	(61,812)

Net Increase (Decrease)	160,873	6,717,897	44,317	1,699,213

Total Net Increase (Decrease)	(1,952,645)	$(80,123,968)	5,376,700	$210,061,913

Healthcare HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,776,367	$57,909,494	3,202,296	$90,156,793
Shares Issued for Reinvested Dividends	—	—	809,581	21,923,466
Shares Redeemed	(1,250,136)	(41,275,257)	(3,456,814)	(96,028,202)

Net Increase (Decrease)	526,231	16,634,237	555,063	16,052,057

Class IB
Shares Sold	166,443	$5,213,403	168,747	$4,602,942
Shares Issued for Reinvested Dividends	—	—	183,076	4,833,194
Shares Redeemed	(176,699)	(5,647,087)	(566,277)	(15,305,987)

Net Increase (Decrease)	(10,256)	(433,684)	(214,454)	(5,869,851)

Total Net Increase (Decrease)	515,975	$16,200,553	340,609	$10,182,206

249

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

High Yield HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,503,140	$12,883,986	2,977,735	$26,543,410
Shares Issued for Reinvested Dividends	—	—	3,066,972	26,651,985
Shares Redeemed	(4,635,637)	(40,024,477)	(11,724,021)	(104,813,899)

Net Increase (Decrease)	(3,132,497)	(27,140,491)	(5,679,314)	(51,618,504)

Class IB
Shares Sold	253,690	$2,150,147	611,335	$5,349,431
Shares Issued for Reinvested Dividends	—	—	993,296	8,502,614
Shares Redeemed	(1,528,239)	(12,966,988)	(3,248,414)	(28,595,208)

Net Increase (Decrease)	(1,274,549)	(10,816,841)	(1,643,783)	(14,743,163)

Total Net Increase (Decrease)	(4,407,046)	$(37,957,332)	(7,323,097)	$(66,361,667)

International Opportunities HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,457,926	$36,342,481	11,515,523	$169,765,678
Shares Issued for Reinvested Dividends	—	—	1,907,208	28,436,476
Shares Redeemed	(6,323,637)	(94,655,060)	(22,388,196)	(331,505,772)

Net Increase (Decrease)	(3,865,711)	(58,312,579)	(8,965,465)	(133,303,618)

Class IB
Shares Sold	399,379	$5,844,776	2,024,127	$31,232,954
Shares Issued for Reinvested Dividends	—	—	268,060	4,045,018
Shares Redeemed	(1,415,059)	(21,468,552)	(3,236,566)	(48,501,079)

Net Increase (Decrease)	(1,015,680)	(15,623,776)	(944,379)	(13,223,107)

Total Net Increase (Decrease)	(4,881,391)	$(73,936,355)	(9,909,844)	$(146,526,725)

MidCap HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	4,381,105	$170,258,279	8,940,775	$344,106,456
Shares Issued for Reinvested Dividends	—	—	5,167,625	192,240,024
Shares Redeemed	(4,536,318)	(174,528,213)	(8,509,678)	(329,178,774)

Net Increase (Decrease)	(155,213)	(4,269,934)	5,598,722	207,167,706

Class IB
Shares Sold	1,304,692	$49,053,405	157,530	$6,043,616
Shares Issued for Reinvested Dividends	—	—	271,843	10,000,370
Shares Redeemed	(691,772)	(27,263,173)	(359,225)	(13,716,831)

Net Increase (Decrease)	612,920	21,790,232	70,148	2,327,155

Total Net Increase (Decrease)	457,707	$17,520,298	5,668,870	$209,494,861

250

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

MidCap Value HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	193,087	$2,956,125	730,211	$11,362,850
Shares Issued for Reinvested Dividends	—	—	3,278,942	47,938,129
Shares Redeemed	(2,289,397)	(35,083,280)	(4,694,976)	(72,058,642)

Net Increase (Decrease)	(2,096,310)	(32,127,155)	(685,823)	(12,757,663)

Class IB
Shares Sold	97,315	$1,482,572	209,789	$3,313,647
Shares Issued for Reinvested Dividends	—	—	1,047,851	15,235,747
Shares Redeemed	(598,110)	(9,064,643)	(1,650,658)	(25,363,125)

Net Increase (Decrease)	(500,795)	(7,582,071)	(393,018)	(6,813,731)

Total Net Increase (Decrease)	(2,597,105)	$(39,709,226)	(1,078,841)	$(19,571,394)

Small Company HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	3,639,063	$88,217,871	6,960,505	$174,344,804
Shares Issued for Reinvested Dividends	—	—	10,086,594	226,746,631
Shares Redeemed	(4,601,985)	(110,840,437)	(13,471,628)	(335,078,168)

Net Increase (Decrease)	(962,922)	(22,622,566)	3,575,471	66,013,267

Class IB
Shares Sold	379,514	$8,811,010	673,404	$16,295,371
Shares Issued for Reinvested Dividends	—	—	1,101,190	23,620,519
Shares Redeemed	(535,206)	(12,363,289)	(1,776,759)	(42,502,375)

Net Increase (Decrease)	(155,692)	(3,552,279)	(2,165)	(2,586,485)

Total Net Increase (Decrease)	(1,118,614)	$(26,174,845)	3,573,306	$63,426,782

Small/Mid Cap Equity HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	166,332	$1,626,306	397,984	$4,270,334
Shares Issued for Reinvested Dividends	—	—	2,261,931	21,171,669
Shares Redeemed	(910,177)	(8,919,468)	(2,707,830)	(28,637,339)

Net Increase (Decrease)	(743,845)	(7,293,162)	(47,916)	(3,195,336)

Class IB
Shares Sold	108,021	$1,069,206	483,494	$4,653,030
Shares Issued for Reinvested Dividends	—	—	475,499	4,426,898
Shares Redeemed	(316,737)	(3,070,250)	(839,380)	(8,908,741)

Net Increase (Decrease)	(208,716)	(2,001,044)	119,613	171,187

Total Net Increase (Decrease)	(952,561)	$(9,294,206)	71,697	$(3,024,149)

251

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

SmallCap Growth HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	7,451,791	$220,691,805	7,741,148	$234,726,639
Shares Issued for Reinvested Dividends	—	—	3,962,872	104,738,700
Shares Redeemed	(2,888,410)	(84,744,058)	(6,070,533)	(177,423,983)

Net Increase (Decrease)	4,563,381	135,947,747	5,633,487	162,041,356

Class IB
Shares Sold	903,555	$25,608,616	795,616	$24,308,467
Shares Issued for Reinvested Dividends	—	—	865,284	22,471,437
Shares Redeemed	(514,962)	(14,697,592)	(1,315,429)	(38,885,617)

Net Increase (Decrease)	388,593	10,911,024	345,471	7,894,287

Total Net Increase (Decrease)	4,951,974	$146,858,771	5,978,958	$169,935,643

Stock HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	61,172	$3,940,211	381,671	$22,943,602
Shares Issued for Reinvested Dividends	—	—	438,709	28,166,569
Shares Redeemed	(1,772,914)	(113,634,657)	(5,074,382)	(304,217,724)

Net Increase (Decrease)	(1,711,742)	(109,694,446)	(4,254,002)	(253,107,553)

Class IB
Shares Sold	14,461	$924,595	23,110	$1,411,089
Shares Issued for Reinvested Dividends	—	—	44,140	2,831,617
Shares Redeemed	(264,686)	(16,949,808)	(719,520)	(42,953,479)

Net Increase (Decrease)	(250,225)	(16,025,213)	(652,270)	(38,710,773)

Total Net Increase (Decrease)	(1,961,967)	$(125,719,659)	(4,906,272)	$(291,818,326)

Total Return Bond HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	5,598,086	$65,802,290	13,906,174	$161,254,744
Shares Issued for Reinvested Dividends	—	—	8,429,403	97,443,902
Shares Redeemed	(21,727,247)	(254,700,396)	(64,593,363)	(753,674,817)

Net Increase (Decrease)	(16,129,161)	(188,898,106)	(42,257,786)	(494,976,171)

Class IB
Shares Sold	463,653	$5,411,960	1,037,597	$11,943,691
Shares Issued for Reinvested Dividends	—	—	984,627	11,323,208
Shares Redeemed	(3,016,435)	(35,148,137)	(7,667,399)	(88,688,467)

Net Increase (Decrease)	(2,552,782)	(29,736,177)	(5,645,175)	(65,421,568)

Total Net Increase (Decrease)	(18,681,943)	$(218,634,283)	(47,902,961)	$(560,397,739)

252

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Ultrashort Bond HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	2,050,983	$20,572,225	4,545,298	$45,540,750
Shares Redeemed	(9,917,631)	(99,463,744)	(31,429,195)	(314,815,438)

Net Increase (Decrease)	(7,866,648)	(78,891,519)	(26,883,897)	(269,274,688)

Class IB
Shares Sold	512,471	$5,120,814	1,239,006	$12,389,812
Shares Redeemed	(1,865,390)	(18,639,562)	(5,421,181)	(54,208,090)

Net Increase (Decrease)	(1,352,919)	(13,518,748)	(4,182,175)	(41,818,278)

Total Net Increase (Decrease)	(9,219,567)	$(92,410,267)	(31,066,072)	$(311,092,966)

U.S. Government Securities HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	1,287,714	$13,566,104	2,857,524	$29,752,648
Shares Issued for Reinvested Dividends	—	—	1,128,686	11,648,041
Shares Redeemed	(4,655,669)	(48,872,742)	(12,688,761)	(132,029,460)

Net Increase (Decrease)	(3,367,955)	(35,306,638)	(8,702,551)	(90,628,771)

Class IB
Shares Sold	201,638	$2,120,134	591,060	$6,139,192
Shares Issued for Reinvested Dividends	—	—	213,784	2,201,980
Shares Redeemed	(942,333)	(9,861,691)	(2,974,164)	(30,852,008)

Net Increase (Decrease)	(740,695)	(7,741,557)	(2,169,320)	(22,510,836)

Total Net Increase (Decrease)	(4,108,650)	$(43,048,195)	(10,871,871)	$(113,139,607)

Value HLS Fund
	For the Six-Month Period Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class IA
Shares Sold	889,889	$15,363,440	2,123,997	$33,647,816
Shares Issued for Reinvested Dividends	—	—	454,297	7,727,803
Shares Redeemed	(2,998,770)	(51,317,551)	(7,403,103)	(118,335,543)

Net Increase (Decrease)	(2,108,881)	(35,954,111)	(4,824,809)	(76,959,924)

Class IB
Shares Sold	42,945	$730,454	139,305	$2,240,846
Shares Issued for Reinvested Dividends	—	—	71,208	1,210,174
Shares Redeemed	(495,087)	(8,484,335)	(1,473,615)	(23,487,470)

Net Increase (Decrease)	(452,142)	(7,753,881)	(1,263,102)	(20,036,450)

Total Net Increase (Decrease)	(2,561,023)	$(43,707,992)	(6,087,911)	$(96,996,374)

253

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

11.	Line of Credit:

Each Fund, together with certain other Hartford Funds, participates in a $350 million committed revolving line of credit facility. The facility is to be used for temporary or emergency purposes. Under the arrangement, the funds are required to own securities having a market value in excess of 300% of the total bank borrowings. The interest rate on borrowings varies depending on the nature of the loan. The facility also requires a fee to be paid based on the amount of the commitment. This commitment fee is allocated to all the funds participating in the line of credit based on the average net assets of the funds. During the six-month period ended June 30, 2015, none of the Funds had borrowings under this facility.

12.	Pending Legal Proceedings:

On February 25, 2011, Jennifer L. Kasilag, Louis Mellinger, Judith M. Menendez, Jacqueline M. Robinson, and Linda A. Russell filed a derivative lawsuit against Hartford Investment Financial Services, LLC (“HIFSCO”) (now known as HFD) on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act when serving as investment manager and principal underwriter, respectively, to the Hartford retail mutual funds. Although this action was purportedly filed on behalf of certain of the Hartford Funds, none of the Hartford Funds is itself a defendant to the suit. HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of certain Hartford retail mutual funds, The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. In March 2014, the plaintiffs filed a new complaint that added as new plaintiffs The Hartford Floating Rate Fund and The Hartford Small Company Fund and named as a defendant HFMC, which assumed the role as investment manager to the funds as of January 2013. In March 2015, the plaintiffs filed a new complaint that removed The Hartford Small Company Fund as a plaintiff. HFMC and HIFSCO dispute the allegations and have filed a motion for summary judgment. Plaintiff has filed a motion for summary judgment.

No accrual for litigation relating to this matter has been recorded in the financial statements of the Funds because the Funds are not party to the suit.

13.	Reverse Stock Split:

On October 21, 2013 for the Ultrashort Bond HLS Fund, a reverse stock split was declared for the Class IA and Class IB shares at a ten to one ratio. The effect of the reverse stock split was to divide the number of outstanding shares by the reverse split factor, with a corresponding increase in the net asset value per share. The split was executed at the closing rounded NAV as of the prior business day. This transaction did not change the net assets of the Fund and the total value of a shareholder’s investment in the Fund did not change as a result of the reverse stock split. Prior year values represented in the Statement of Changes in Net Assets have not been adjusted. Data presented in the Financial Highlights has been adjusted retroactively to account for the reverse stock split.

14.	Indemnifications:

Under each Company’s organizational documents, the Company shall indemnify its officers and directors to the full extent required or permitted under Maryland General Corporation Law and the federal securities laws. In addition, each Company, on behalf of its respective Funds, may enter into contracts that contain a variety of indemnifications. Each Company’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, each Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

15.	Recent Accounting Pronouncement:

In June 2014, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures, modifying Accounting Standards

254

Hartford HLS Funds

Notes to Financial Statements – (continued)

June 30, 2015 (Unaudited)

Codification Topic 860. The amended guidance changes the accounting for repurchase-to-maturity transactions and repurchase financing arrangements. The guidance also requires new disclosures for certain transfers accounted for as sales and collateral supporting transactions that are accounted for as secured borrowings. ASU 2014-11 is effective for annual and interim periods beginning after December 15, 2014, except for the disclosures related to secured borrowings, which are effective for annual periods beginning after December 15, 2014, and for interim periods beginning after March 15, 2015. The adoption of ASU 2014-11 is not expected to have a material impact on the Funds’ results of operations or financial positions, but may impact the Funds’ disclosures.

255

Hartford HLS Funds

General Information (Unaudited)

HOW TO OBTAIN A COPY OF THE FUNDS’ PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that each Fund uses to determine how to vote proxies relating to portfolio securities and information about how each Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Each Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

256

Hartford HLS Funds

Main Risks (Unaudited)

The main risks of investing in each Fund are described below. Each Fund’s Prospectus contains further information on the risks applicable to that Fund.

Active Trading Risk: (Capital Appreciation HLS Fund, Disciplined Equity HLS Fund, Global Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, International Opportunities HLS Fund, Small Company HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund only) Actively trading investments may result in higher costs (thus affecting performance).

Asset Allocation Strategy Risk: (Balanced HLS Fund and Capital Appreciation HLS Fund only) The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Derivatives Risk: (High Yield HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Dividend Paying Security Investment Risk: (Dividend and Growth HLS Fund only) Dividends are not guaranteed and are subject to change. Dividend paying securities as a group can fall out of favor with the market, causing a Fund to underperform.

Fixed Income Risk: (Balanced HLS Fund, High Yield HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) A Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise), credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early). These risks also apply to investments in U.S. government securities, which may not be guaranteed by the U.S. government.

Foreign Investment Risk: (Disciplined Equity HLS Fund, Dividend and Growth HLS Fund, Growth Opportunities HLS Fund, High Yield HLS Fund, MidCap HLS Fund, MidCap Value HLS Fund, Small Company HLS Fund, Small/Mid Cap Equity HLS Fund, SmallCap Growth HLS Fund, Stock HLS Fund and Value HLS Fund) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions.

Foreign Investment and Emerging Markets Risk: (Capital Appreciation HLS Fund, Global Growth HLS Fund, Healthcare HLS Fund, International Opportunities HLS Fund and Total Return Bond HLS Fund) Investments in foreign securities may be riskier than investments in U.S. securities. Potential risks include the risks of illiquidity, increased price volatility, less government regulation, less extensive and less frequent accounting and other reporting requirements, unfavorable changes in currency exchange rates, and economic and political disruptions. These risks are generally greater for investments in emerging markets.

Growth Investing Risk: (Global Growth HLS Fund, Growth Opportunities HLS Fund, Small Company HLS Fund and SmallCap Growth HLS Fund only) Growth investments can be volatile, and may fail to increase earnings or grow as quickly as anticipated. Growth-style investing falls in and out of favor, which may result in periods of underperformance.

Health Sector Risk: (Healthcare HLS Fund only) Risks of focusing investments on the health care sector include regulatory and legal developments, patent considerations, intense competitive pressures, rapid technological changes and potential product obsolescence, and liquidity risk.

Junk Bond Risk: (High Yield HLS Fund only) Investments in junk bonds involve greater risk of price volatility, illiquidity, and default than higher-rated debt securities.

Market, Selection and Strategy Risk: (All funds) A Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, a Fund could underperform its peers or lose money. There is no guarantee a Fund will achieve its stated objective. With respect to the Capital Appreciation HLS Fund, Small Company HLS Fund, and SmallCap Growth HLS Fund, the investment styles employed by the portfolio managers may not be complementary, which could adversely affect the performance of the Fund.

Mid-Cap Stock Risk: (Global Growth HLS Fund, Growth Opportunities HLS Fund, International Opportunities HLS Fund, MidCap HLS Fund and MidCap Value HLS Fund) Mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

257

Hartford HLS Funds

Main Risks (Unaudited) – (continued)

Mortgage-Backed Securities Risk: (Balanced HLS Fund, Total Return Bond HLS Fund, U.S. Government Securities HLS Fund and Ultrashort Bond HLS Fund) Mortgage-backed securities are subject to interest rate risk, credit risk, prepayment risk, extension risk, and the risk that an investment’s value may be reduced or become worthless if it receives interest or income payments only after other investments in the same pool.

Quantitative Analysis Risk: (Disciplined Equity HLS Fund and Small/Mid Cap Equity HLS Fund only) Securities selected using quantitative analysis may perform differently from the broader stock market.

Reverse Repurchase Agreements and Dollar Rolls Risk: (Ultrashort Bond HLS Fund only) Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities that a Fund is committed to buy may decline below the repurchase price. These investments may also subject a Fund to the risk that the counterparty will not fulfill its obligations.

Small-Cap Stock Risk: (Small Company HLS Fund and SmallCap Growth HLS Fund only) Small-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

Small/Mid-Cap Stock Risk: (Capital Appreciation HLS Fund, Healthcare HLS Fund and Small/Mid Cap Equity HLS Fund) Small- and mid-cap stocks are generally more volatile and risky and may be less liquid than large-cap stocks because they may have limited operating histories, narrow product lines, and focus on niche markets.

To Be Announced (TBA) Securities Risk: (Balanced HLS Fund, Total Return Bond HLS Fund and U.S. Government Securities HLS Fund) TBA securities include when-issued and delayed delivery securities and forward commitments. TBA securities involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund loses both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Value Investing Risk: (MidCap Value HLS Fund and Value HLS Fund only) Value investments are considered to be undervalued, but they may never attain their potential value. Value-style investing falls in and out of favor, which may result in periods of underperformance.

258

THIS PRIVACY POLICY IS NOT PART OF THIS REPORT

Privacy Policy and Practices of The Hartford Financial Services Group, Inc. and its Affiliates

(herein called “we, our, and us”)

This Privacy Policy applies to our United States Operations

We value your trust. We are committed to the responsible:

a) management;

b) use; and

c) protection;

of Personal Information.

This notice describes how we collect, disclose, and protect Personal Information.

We collect Personal Information to:

a) service your Transactions with us; and

b) support our business functions.

We may obtain Personal Information from:

a) You;

b) your Transactions with us; and

c) third parties such as a consumer-reporting agency.

Based on the type of product or service You apply for or get from us, Personal Information such as:

a) your name;

b) your address;

c) your income;

d) your payment; or

e) your credit history;

may be gathered from sources such as applications,

Transactions, and consumer reports.

To serve You and service our business, we may share certain Personal Information. We will share Personal Information, only as allowed by law, with affiliates such as:

a) our insurance companies;

b) our employee agents;

c) our brokerage firms; and

d) our administrators.

As allowed by law, we may share Personal Financial Information with our affiliates to:

a) market our products; or

b) market our services;

to You without providing You with an option to prevent these disclosures.

We may also share Personal Information, only as allowed by law, with unaffiliated third parties including:

a) independent agents;

b) brokerage firms;

c) insurance companies;

d) administrators; and

e) service providers;

who help us serve You and service our business.

When allowed by law, we may share certain Personal Financial Information with other unaffiliated third parties who assist us by performing services or functions such as:

a) taking surveys;

b) marketing our products or services; or

c) offering financial products or services under a joint agreement between us and one or more financial institutions.

We, and third parties we partner with, may track some of the pages You visit through the use of:

a) cookies;

b) pixel tagging; or

c) other technologies;

and currently do not process or comply with any web browser’s “do not track” signal or other similar mechanism that indicates a request to disable online tracking of individual users who visit our websites or use our services.

We will not sell or share your Personal Financial Information with anyone for purposes unrelated to our business functions without offering You the opportunity to:

a) “opt-out;” or

b) “opt-in;”

as required by law.

We only disclose Personal Health Information with:

a) your proper written authorization; or

b) as otherwise allowed or required by law.

Our employees have access to Personal Information in the course of doing their jobs, such as:

a) underwriting policies;

b) paying claims;

c) developing new products; or

d) advising customers of our products and services.

We use manual and electronic security procedures to maintain:

a) the confidentiality; and

b) the integrity of;

Personal Information that we have. We use these procedures to guard against unauthorized access.

Some techniques we use to protect Personal

Information include:

a) secured files;

b) user authentication;

c) encryption;

d) firewall technology; and

e) the use of detection software.

We are responsible for and must:

a) identify information to be protected;

b) provide an adequate level of protection for that data;

c) grant access to protected data only to those people who must use it in the performance of their job-related duties.

Employees who violate our Privacy Policy will be subject to discipline, which may include ending their employment with us.

At the start of our business relationship, we will give

You a copy of our current Privacy Policy.

We will also give You a copy of our current Privacy Policy once a year if You maintain a continuing business relationship with us.

We will continue to follow our Privacy Policy regarding Personal Information even when a business relationship no longer exists between us.

As used in this Privacy Notice:

Application means your request for our product or service. Personal Financial Information means financial information such as:

a) credit history;

b) income;

c) financial benefits; or

d) policy or claim information.

Personal Health Information means health information such as:

a) your medical records; or

b) information about your illness, disability or injury.

Personal Information means information that identifies You personally and is not otherwise available to the public. It includes:

a) Personal Financial Information; and

b) Personal Health Information.

Transaction means your business dealings with us, such as:

a) your Application;

b) your request for us to pay a claim; and

c) your request for us to take an action on your account.

You means an individual who has given us Personal Information in conjunction with:

a) asking about;

b) applying for; or

c) obtaining;

a financial product or service from us if the product or service is used mainly for personal, family, or household purposes.

This Privacy Policy is being provided on behalf of the following affiliates of The Hartford Financial Services Group, Inc.:

1stAGChoice, Inc.; Access CoverageCorp, Inc.; Access CoverageCorp Technologies, Inc.; American Maturity Life Insurance Company; Archway 60 R, LLC; Business Management Group, Inc.; DMS R, LLC; First State Insurance Company; Fountain Investors I LLC; Fountain Investors II LLC; Fountain Investors III LLC; Fountain Investors IV LLC; FTC Resolution Company LLC; Hart Re Group L.L.C.; Hartford Accident and Indemnity Company; Hartford Administrative Services Company; Hartford Casualty General Agency, Inc.; Hartford Casualty Insurance Company; Hartford Financial Services, LLC; Hartford Fire General Agency, Inc.; Hartford Fire Insurance Company; Hartford Funds Distributors, LLC; Hartford Funds Management Company, LLC; Hartford Funds Management Group, Inc.; Hartford Holdings, Inc.; Hartford HLS Series Fund II, Inc.; Hartford Insurance Company of Illinois; Hartford Insurance Company of the Midwest; Hartford Insurance Company of the Southeast; Hartford Integrated Technologies, Inc.; Hartford International Life Reassurance Corporation; Hartford Investment Management Company; Hartford Life and Accident Insurance Company; Hartford Life and Annuity Insurance Company; Hartford Life Insurance Company; Hartford Life, Inc.; Hartford Life International Holding Company; Hartford Life Private Placement, LLC; Hartford Lloyd’s Corporation; Hartford Lloyd’s Insurance Company; Hartford of Texas General Agency, Inc.; Hartford Residual Market, L.C.C.; Hartford Securities Distribution Company, Inc.; Hartford Series Fund, Inc.; Hartford Specialty Insurance Services of Texas, LLC; Hartford Strategic Investments, LLC; Hartford Underwriters General Agency, Inc.; Hartford Underwriters Insurance Company; Hartford-Comprehensive Employee Benefit Service Company; HDC R, LLC .; Heritage Holdings, Inc.; HIMCO Distribution Services Company; HIMCO Variable Insurance Trust; HLA LLC; HL Investment Advisors, LLC; Horizon Management Group, LLC; HRA Brokerage Services, Inc.; Lanidex Class B, LLC; New England Insurance Company; New England Reinsurance Corporation; Nutmeg Insurance Agency, Inc.; Nutmeg Insurance Company; Pacific Insurance Company, Limited; Planco, LLC; Property and Casualty Insurance Company of Hartford; Revere R, LLC; RVR R, LLC; Sentinel Insurance Company, Ltd.; Sunstone R, LLC; Symphony R, LLC; The Evergreen Group Incorporated; The Hartford Alternative Strategies Fund; The Hartford Mutual Funds, Inc.; The Hartford Mutual Funds II, Inc.; Trumbull Flood Management, L.L.C.; Trumbull Insurance Company; Twin City Fire Insurance Company.

HPP Revised February 2015

Item 2. Code of Ethics.

Not applicable to this semi-annual filing

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the semi-annual report filed under Item 1 of this form.
(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are generally effective to provide reasonable assurance, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There have been changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (“internal controls”) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting. The internal controls were revised to reflect that State Street Bank and Trust Company now provides certain administrative and accounting services to the registrant.

Item 12. Exhibits.

(a)(1) Not applicable

(a)(2) Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HARTFORD HLS SERIES FUND II, INC.

Date: August 31, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 31, 2015	By:	/s/ James E. Davey
James E. Davey, President and
Chief Executive Officer

Date: August 31, 2015	By:	/s/ Michael Flook
Michael Flook, Vice President,
Treasurer and Controller